UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

UBS PACE Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-713 3000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2010

Item 1.  Reports to Stockholders.

UBS PACE® Select Advisors Trust

Annual Report

July 31, 2010

Table of contents

Introduction	2

Portfolio Advisor's and Sub-Advisors' commentaries and schedules of investments

UBS PACE® Money Market Investments	5

UBS PACE® Government Securities Fixed Income Investments	14

UBS PACE® Intermediate Fixed Income Investments	28

UBS PACE® Strategic Fixed Income Investments	42

UBS PACE® Municipal Fixed Income Investments	61

UBS PACE® Global Fixed Income Investments	74

UBS PACE® High Yield Investments	87

UBS PACE® Large Co Value Equity Investments	102

UBS PACE® Large Co Growth Equity Investments	111

UBS PACE® Small/Medium Co Value Equity Investments	124

UBS PACE® Small/Medium Co Growth Equity Investments	135

UBS PACE® International Equity Investments	146

UBS PACE® International Emerging Markets Equity Investments	159

UBS PACE® Global Real Estate Securities Investments	171

UBS PACE® Alternative Strategies Investments	182

Understanding your Portfolio's expenses	214

Statement of assets and liabilities	220

Statement of operations	228

Statement of changes in net assets	232

Financial highlights	239

Notes to financial statements	292

Report of independent registered public accounting firm	333

General information	335

Board approvals of investment management and administration agreements and subadvisory agreements	336

Trustees and officers	351

UBS PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (UBS PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

UBS PACE Select Advisors Trust

Introduction

September 14, 2010

Dear UBS PACE Shareholder,

We are pleased to provide you with the annual report for the UBS PACE portfolios (the "Portfolios"), comprising the UBS PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and sub-advisors regarding the events that affected Portfolio performance during the 12 months ended July 31, 2010. Please note that the opinions of the sub-advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

Moderating Economic Growth

While economic growth in the US moderated as the review period progressed, it continued to expand over the 12-months ended July 31, 2010. After four consecutive quarters of declining gross domestic product ("GDP") growth, the US economy started to expand in the third quarter of 2009. During that time, GDP grew 1.6%. Economic activity then accelerated over the last three months of the year, as the Commerce Department reported that GDP increased a strong 5.0% in the fourth quarter. The US economy's turnaround was due, in part, to the Federal Reserve Board's (the "Fed's") accommodative monetary policy and the federal government's $787 billion stimulus program. Economic growth has continued thus far in 2010, albeit at a much slower pace. GDP expanded 3.7% during the first quarter and a much slower 1.6% growth rate in the second quarter of this year.

While economic growth outside the US was also generally positive, the developed countries lagged their emerging markets counterparts. For example, growth rates in the Eurozone and in the UK were negatively impacted by the escalating debt crisis. In addition, there were concerns that the situation in Greece could spread to other countries in the region. In contrast, growth was so strong in developing countries such as China and India that their central banks raised interest rates in an effort to ward off inflation.

The global equity markets overcome a late stumble

For much of the reporting period, global equity markets continued their ascent that began in the spring of 2009. In the US, the S&P 500 Index1 posted positive returns during seven of the first nine months of the reporting period. Improving economic conditions, better-than-expected corporate profits and robust investor demand supported the market. Then, in an about-face, the market reversed course, and the S&P 500 Index declined 7.99% and 5.23% in May and June, respectively. The market's weakness was triggered by a series of events, including unfolding events in Europe, uncertainties regarding financial reform legislation in the US, declining consumer confidence and some disappointing economic data. The market then regained its footing in July, with the S&P 500 Index rising 7.01% for the month. All told, the S&P 500 Index gained 13.84% during the 12-months ended July 31, 2010.

International equities often moved in tandem with the US stock market throughout the review period. After an initial rise, international developed stocks, as measured by the MSCI EAFE Index (net),2 declined during three of the last four months of the period, ultimately gaining a relatively modest 6.26% during the

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS PACE Select Advisors Trust

12 months ended July 31, 2010. Emerging markets equities, on the other hand, performed significantly better, with the MSCI Emerging Markets Index3 gaining 20.24% over the same period. Stronger economic growth, rising commodity prices and solid demand during much of the period supported emerging markets equity prices.

The fixed income markets produce solid results

Many of the same factors that initially propelled the US stock market higher helped US spread sectors (non-Treasuries) post strong results during much of the reporting period. Also supporting spread sectors was the Fed's ongoing commitment to keep short-term interest rates at historically low levels for "an extended period." As a result, some investors were willing to assume greater risks in order to generate additional income from their investments, which was a sharp reversal from the end of April and in May 2010, when risk aversion increased in the wake of the European debt crisis and concerns regarding the sustainability of the US economic recovery. Against this backdrop, demand for US Treasuries increased and investors sold securities that they considered risky.

The US bond market, as measured by the Barclays Capital US Aggregate Index,4 returned 8.91% for the 12 months ended July 31, 2010. Despite giving back a portion of its gains in May 2010, riskier fixed income asset classes generated strong returns, as the BofA Merrill Lynch US High Yield Cash Pay Constrained Index5 gained 23.93% and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)6 rose 19.08%.

Sincerely,

Mark E. Carver
President, UBS PACE Select Advisors Trust
Managing Director, UBS Global Asset Management (Americas) Inc.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS PACE Select Advisors Trust

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2010. The views expressed in the Advisor's and Sub-Advisors' Comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor (with respect to UBS PACE Money Market Investments only) and sub-advisors. Sub-advisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of September 14, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and sub-advisors reserve the right to change their views about individual securities, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Performance

For the 12 months ended July 31, 2010, the Portfolio returned 0.01%, before the deduction of the maximum UBS PACE program fee. (The Portfolio declined 1.97%, after the deduction of the maximum UBS PACE program fee, for the same 12-month period.) Please remember that the UBS PACE program fee is assessed outside the Portfolio at the UBS PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.12%, and the median return of the Lipper Money Market Funds category was 0.02%. (Returns over various time periods are shown in the "Performance at a glance" table on page 8. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's comments

Given pockets of weakness in the economy, including continued high unemployment, the Federal Reserve Board (the "Fed") maintained the federal funds rate at a historically low range between 0.00% and 0.25% during the reporting period. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This caused the yields of the securities in which the Portfolio invests to remain very low, which, in turn, negatively impacted the Portfolio's yield.

When the reporting period began, the Portfolio's weighted average maturity was 45 days. However, as the reporting period progressed `and the credit markets stabilized, we increased the Portfolio's weighted average maturity, reaching 53 days on January 31, 2010. During the second half of the reporting period, we reduced the Portfolio's weighted average maturity, ending the period at 46 days, in order to minimize pricing volatility and to meet potential redemption requests in light of the effectiveness of the Securities and Exchange Commission's ("SEC") new requirements related to money market funds (see below for details). In addition, it was our expectation that interest rates would rise as the Fed began to take steps—ahead of any moves to increase the fed funds rate—to remove current high levels of liquidity from the market.

At the issuer level, we maintained a greater-than-usual level of diversification over the fiscal year by investing in smaller positions (typically around 5%), with the goal of reducing risk and keeping the Portfolio highly liquid. As the economic environment improved over the period, however, we gradually increased our single issuer exposure, typically purchasing up to 3% in single nongovernment issuers by

UBS PACE Select Advisors Trust – UBS PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Advisor's comments – concluded

the end of the reporting period. The Fund is generally able to hold up to 5% in any one issuer (subject to certain exceptions).

On a final note, on January 27, 2010, the SEC adopted rule amendments designed to strengthen the regulations governing money market funds. The amendments impose new liquidity, credit quality and maturity limits. They also enhance disclosures by, among other stipulations, requiring the monthly posting of portfolio holdings reports (beginning in October 2010). UBS Global Asset Management (Americas) Inc. ("UBS Global AM") welcomes the SEC's approval of these new requirements. We believe that they will fortify the money market sector and are consistent with our long-standing conservative approach to the management of the Portfolio.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Illustration of an assumed investment of $10,000 in the Portfolio (unaudited)

The following graph depicts the performance of UBS PACE Money Market Investments versus the Citigroup Three-Month US Treasury Bill Index over the 10 years ended July 31, 2010. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. Past performance is no guarantee of future results. Returns will vary with market conditions. It is important to note that UBS PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/10	1 year	5 years	10 years
UBS PACE Money Market Investments before deducting maximum UBS PACE program fee[1]	0.01%	2.58%	2.36%
UBS PACE Money Market Investments after deducting maximum UBS PACE program fee[1]	(1.97)%	0.54%	0.33%
Citigroup Three-Month US Treasury Bill Index[2]	0.12%	2.58%	2.51%
Lipper Money Market Funds median	0.02%	2.52%	2.24%

For UBS PACE Money Market Investments, average annual total returns for periods ended June 30, 2010, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, (1.97)%; 5-year period, 0.59%; 10-year period, 0.39%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2010 was 0.01% (without maximum UBS PACE program fee and after fee waivers and/or expense reimbursements; the yield was (0.51)% before fee waivers and/or expense reimbursements). With the maximum UBS PACE program fee, the 7-day current yield was (1.99)% after fee waivers and/or expense reimbursements; the yield was (2.51)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  The maximum annual UBS PACE program fee is 2% of the value of UBS PACE assets. Prior to June 14, 2010, the maximum annual UBS PACE program fee was 1.5% of the value of UBS PACE assets.

2  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No Bank guarantee.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/10
Net assets (mm)	$386.2
Number of holdings	84
Weighted average maturity	46 days
Portfolio composition[1]	07/31/10
Commercial paper	40.8%
US government and agency obligations	26.6
Certificates of deposit	18.3
Repurchase agreements	12.5
Short-term corporate obligations	1.8
Other assets less liabilities	0.0 [2]
Total	100.0%
Top 10 holdings[1]	07/31/10
Repurchase agreement with Deutsche Bank Securities, 0.200% due 08/02/10	12.3%
Federal Home Loan Bank, 0.170% due 08/03/10	3.9
PepsiCo, Inc., 0.150% due 08/03/10	2.6
Federal Home Loan Bank, 0.120% due 08/25/10	2.6
Nestle Finance International Ltd., 0.220% due 08/23/10	2.6
Falcon Asset Securitization Corp., 0.200% due 08/02/10	1.9
Dexia Credit Local, 0.430% due 08/05/10	1.7
BNP Paribas Finance, 0.280% due 08/16/10	1.6
Variable Funding Capital Corp., 0.270% due 08/20/10	1.6
Federal National Mortgage Association, 0.350% due 04/26/11	1.5
Total	32.3%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2010.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
US government and agency obligations—26.65%
Federal Farm Credit Bank 0.500%, due 08/09/10[1]	$5,000,000	$4,999,444
Federal Home Loan Bank 0.170%, due 08/03/10[1]	15,000,000	14,999,858
0.120%, due 08/25/10[1]	10,000,000	9,999,200
0.180%, due 08/25/10[1]	5,000,000	4,999,400
0.500%, due 10/15/10	2,100,000	2,099,972
0.500%, due 10/29/10	4,000,000	4,001,924
0.400%, due 01/04/11	2,000,000	1,999,342
0.250%, due 01/14/11[1]	5,000,000	4,994,236
0.370%, due 02/22/11[1]	2,000,000	1,995,786
0.440%, due 04/19/11[1]	2,000,000	1,993,620
0.500%, due 05/17/11[1]	2,000,000	1,991,972
0.580%, due 05/27/11	2,000,000	2,000,000
Federal Home Loan Mortgage Corp.* 0.250%, due 10/05/10[1]	4,000,000	3,998,194
0.310%, due 11/16/10[1]	2,000,000	1,998,157
0.310%, due 12/07/10[1]	5,000,000	4,994,489
0.330%, due 12/07/10[1]	4,000,000	3,995,307
0.270%, due 01/14/11[1]	4,000,000	3,995,020
0.330%, due 05/02/11[1]	4,000,000	3,989,953
Federal National Mortgage Association* 2.875%, due 10/12/10	1,300,000	1,306,057
0.350%, due 04/26/11[1]	6,000,000	5,984,367
0.410%, due 07/06/11[1]	4,000,000	3,984,557
US Treasury Bills 0.151%, due 08/19/10[1]	5,000,000	4,999,624
0.295%, due 07/28/11[1]	2,000,000	1,994,084
US Treasury Notes 2.000%, due 09/30/10	3,000,000	3,008,720
4.875%, due 04/30/11	2,500,000	2,585,519
Total US government and agency obligations (cost—$102,908,802)		102,908,802
Certificates of deposit—18.25%
Banking-non-US—18.25%
Bank of Montreal 0.270%, due 08/11/10	5,000,000	5,000,000
Bank of Nova Scotia 0.351%, due 08/17/10[2]	2,750,000	2,749,955
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.380%, due 08/06/10	5,000,000	5,000,000
0.290%, due 08/20/10	3,000,000	3,000,000
Canadian Imperial Bank of Commerce 0.330%, due 08/02/10[2]	3,500,000	3,500,000
Credit Agricole CIB 0.420%, due 09/27/10	3,000,000	3,000,000
Dexia Credit Local 0.430%, due 08/05/10	6,500,000	6,500,000

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Dnb NOR ASA 0.500%, due 09/07/10	$4,000,000	$4,000,000
Lloyds TSB Bank PLC 0.300%, due 08/02/10	5,000,000	5,000,000
Mizuho Corporate Bank Ltd. 0.280%, due 08/23/10	4,000,000	4,000,000
National Australia Bank Ltd. 0.425%, due 08/31/10[2]	3,000,000	3,000,000
National Bank of Canada 0.427%, due 08/03/10[2]	4,000,000	4,000,000
Natixis 0.330%, due 08/02/10[2]	5,000,000	5,000,000
Nordea Bank Finland 0.220%, due 08/30/10	2,000,000	2,000,000
Rabobank Nederland NV 0.200%, due 08/06/10	3,000,000	3,000,000
0.347%, due 08/27/10[2]	3,000,000	3,000,000
Royal Bank of Canada 0.430%, due 08/02/10[2]	2,750,000	2,750,000
Royal Bank of Scotland PLC 0.510%, due 10/20/10	4,000,000	4,000,000
Westpac Banking Corp. 0.270%, due 08/02/10[2]	1,000,000	1,000,000
0.280%, due 08/02/10[2]	1,000,000	1,000,000
Total certificates of deposit (cost—$70,499,955)		70,499,955
Commercial paper[1]—40.82%
Asset backed-banking—0.52%
Atlantis One Funding 0.500%, due 09/09/10	2,000,000	1,998,916
Asset backed-miscellaneous—16.28%
Atlantic Asset Securitization LLC 0.280%, due 08/18/10	5,000,000	4,999,339
Barton Capital LLC 0.300%, due 08/11/10	5,000,000	4,999,583
0.290%, due 08/12/10	5,000,000	4,999,557
Bryant Park Funding LLC 0.300%, due 08/10/10	5,000,000	4,999,625
Ciesco LLC 0.270%, due 08/26/10	3,000,000	2,999,438
Fairway Finance Co. LLC 0.270%, due 08/24/10	3,000,000	2,999,482
Falcon Asset Securitization Corp. 0.200%, due 08/02/10	7,500,000	7,499,958
Liberty Street Funding LLC 0.300%, due 08/04/10	5,000,000	4,999,875
Ranger Funding Co. LLC 0.300%, due 08/26/10	4,000,000	3,999,167
Regency Markets No. 1 LLC 0.320%, due 08/16/10	5,000,000	4,999,333
Salisbury Receivables Co. LLC 0.300%, due 08/03/10	4,401,000	4,400,927

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
Thunderbay Funding 0.290%, due 08/16/10	$5,000,000	$4,999,396
Variable Funding Capital Corp. 0.270%, due 08/20/10	5,992,000	5,991,146
		62,886,826
Asset backed-securities—3.10%
Clipper Receivables Co. LLC 0.470%, due 09/21/10	3,000,000	2,998,002
0.370%, due 10/20/10	2,000,000	1,998,356
Grampian Funding LLC 0.570%, due 09/10/10	5,000,000	4,996,833
0.510%, due 10/19/10	2,000,000	1,997,762
		11,990,953
Banking-non-US—2.07%
Credit Suisse First Boston 0.370%, due 08/11/10	5,000,000	4,999,486
Natixis 0.530%, due 11/02/10	2,000,000	1,997,262
Westpac Securitization NZ Ltd. 0.417%, due 08/23/10[2,3]	1,000,000	1,000,000
		7,996,748
Banking-US—7.77%
Bank of America Corp. 0.220%, due 08/09/10	5,000,000	4,999,756
BNP Paribas Finance 0.280%, due 08/16/10	6,000,000	5,999,300
Danske Corp. 0.265%, due 08/18/10	5,000,000	4,999,374
JPMorgan Chase & Co. 0.220%, due 08/05/10	4,000,000	3,999,902
Societe Generale N.A., Inc. 0.220%, due 08/02/10	5,000,000	4,999,969
Toronto-Dominion Holdings USA, Inc. 0.230%, due 08/13/10	5,000,000	4,999,617
		29,997,918
Beverage/bottling—2.59%
PepsiCo, Inc. 0.150%, due 08/03/10	10,000,000	9,999,917
Energy-integrated—1.29%
BP Capital Markets PLC 0.530%, due 08/26/10	5,000,000	4,998,160
Finance-captive automotive—1.07%
Toyota Motor Credit Corp. 0.410%, due 10/13/10	4,120,000	4,116,575

Security description	Face amount	Value
Commercial paper[1]—(concluded)
Finance-noncaptive diversified—1.04%
General Electric Capital Corp. 0.370%, due 10/13/10	$4,000,000	$3,996,999
Food/beverage—2.59%
Nestle Finance International Ltd. 0.220%, due 08/23/10	10,000,000	9,998,655
Insurance-life—1.29%
AXA Financial, Inc. 0.320%, due 08/04/10	5,000,000	4,999,867
Technology-software—1.21%
Microsoft Corp. 0.160%, due 08/04/10	4,660,000	4,659,938
Total commercial paper (cost—$157,641,472)		157,641,472
Short-term corporate obligations—1.81%
Banking-non-US—0.26%
Commonwealth Bank of Australia 0.508%, due 10/28/10[2,3]	1,000,000	1,000,000
Supranationals—1.55%
International Bank for Reconstruction & Development 0.340%, due 08/23/10[1]	5,000,000	4,998,961
0.410%, due 11/01/10[1]	1,000,000	998,953
		5,997,914
Total short-term corporate obligations (cost—$6,997,914)		6,997,914
Repurchase agreements—12.45%
Repurchase agreement dated 07/30/10 with Deutsche Bank Securities, 0.200% due 08/02/10, collateralized by $9,130,000 Federal Home Loan Bank obligations, 2.500% to 5.500% due 06/03/14 to 07/15/36, $4,865,000 Federal Home Loan Mortgage Corp. obligations, 0.579% due 02/03/12 and $32,716,000 Federal National Mortgage Association obligations, zero coupon to 6.125% due 01/03/11 to 10/13/15; (value—$48,454,779); proceeds: $47,500,792	47,500,000	47,500,000

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 07/30/10 with State Street Bank & Trust Co., 0.010% due 08/02/10, collateralized by $573,301 US Treasury Notes, 2.125% to 3.125% due 04/30/15 to 04/30/17; (value—$591,605); proceeds: $580,000	$580,000	$580,000
Total repurchase agreements (cost—$48,080,000)		48,080,000
Total investments (cost—$386,128,143) which approximates cost for federal income tax purposes— 99.98%		386,128,143
Other assets in excess of liabilities—0.02%		89,055
Net assets (applicable to 386,217,453 shares of beneficial interest outstanding equivalent to $1.00 per share)— 100.00%		$386,217,198

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable rate security. The maturity date reflects earlier of reset dates or stated maturity dates. The interest rate shown is the current rate as of July 31, 2010, and resets periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.52% of net assets as of July 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Affiliated issuer activity

The table below details the Portfolio's activity in an affiliated issuer during the year ended July 31, 2010. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/09	Purchases during the year ended 07/31/10	Sales during the year ended 07/31/10	Value at 07/31/10	Net income earned from affiliate for the year ended 07/31/10
UBS Private Money Market Fund LLC	$9,894,000	$—	$9,894,000	$—	$87

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—July 31, 2010

The following is a summary of the fair valuations according to the inputs used as of July 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$102,908,802	$—	$102,908,802
Certificates of deposit	—	70,499,955	—	70,499,955
Commercial paper	—	157,641,472	—	157,641,472
Short-term corporate obligations	—	6,997,914	—	6,997,914
Repurchase agreements	—	48,080,000	—	48,080,000
Total	$—	$386,128,143	$—	$386,128,143

At July 31, 2010, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	74.4%
Canada	4.7
Japan	4.2
Switzerland	3.9
United Kingdom	3.6
France	2.6
Australia	1.8
Belgium	1.7
Netherlands	1.6
Norway	1.0
Finland	0.5
Total	100.0%

Weighted average maturity—46 days

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Performance

For the 12 months ended July 31, 2010, the Portfolio's Class P shares returned 10.20%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 8.01%, after the deduction of the maximum UBS PACE Select program fee, for the same 12-month period.) In comparison, the Barclays Capital US Mortgage-Backed Securities Index (the "benchmark") returned 7.52%, and the Lipper US Mortgage Funds category posted a median return of 9.35%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 17. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio outperformed its benchmark during the reporting period. An emphasis on what we believed to be attractively priced high-quality assets, especially those with government support, was a significant driver of performance during the review period.

Our exposure to senior non-agency mortgage backed securities ("MBS") benefited the Portfolio, as the sector rallied due to strong demand from Public Private Investment Program ("PPIP") buyers, the continued absence of new supply and the improved availability of financing. (PPIP is a government-sponsored program between the US Treasury, the FDIC and the Federal Reserve Board designed to improve the health of financial institutions holding real estate-related assets by increasing the flow of credit throughout the US economy.) Additionally, an allocation to super senior commercial mortgage-backed securities ("CMBS") benefited the Portfolio as their spreads—that is, the difference between the yields paid on these securities versus those paid on Treasuries—tightened given continued technical support from the Term Asset-Backed Securities Loan Facility ("TALF") and PPIP. (The TALF was created by the Federal Reserve Board to help market participants meet the credit needs of households and small businesses by supporting the issuance of asset-backed securities.)

UBS PACE Select Advisors Trust – UBS PACE Government Securities Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

W. Scott Simon

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date; issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. (Duration is a measure of a portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Sub-Advisor's comments – concluded

A longer-than-benchmark duration during the fourth quarter of 2009 detracted from relative performance as interest rates rose over the period. (Duration measures a portfolio's sensitivity to interest rate changes. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of assets in the portfolio.) We then moved to a shorter-than-benchmark duration during the second quarter of 2010. This was also negative for performance, relative to the benchmark, as yields then fell throughout the remainder of the period.

Finally, a curve-flattening bias detracted from performance as the yield curve steepened during the fiscal year. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. A "steepening yield curve" is one in which long-term bond yields increase relative to those of short-term bonds.)

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of UBS PACE Government Securities Fixed Income Investments Class P shares versus the Barclays Capital US Mortgage-Backed Securities Index over the 10 years ended July 31, 2010. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that UBS PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/10		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	9.92%	6.09%	N/A	5.51%
maximum sales charge	Class B3	9.12%	5.29%	N/A	5.22%[7]
or UBS PACE Select	Class C4	9.37%	5.55%	N/A	5.29%
program fee	Class Y5	10.20%	6.40%	N/A	5.82%
	Class P6	10.20%	6.35%	6.38%	6.30%
After deducting	Class A2	4.97%	5.12%	N/A	5.00%
maximum sales charge	Class B3	4.12%	4.96%	N/A	5.22%[7]
or UBS PACE Select	Class C4	8.62%	5.55%	N/A	5.29%
program fee	Class P6	8.01%	4.25%	4.27%	4.20%
Barclays Capital US Mortgage-Backed Securities Index[8]		7.52%	6.54%	6.56%	6.56%
Lipper US Mortgage Funds median		9.35%	5.29%	5.52%	5.41%

Average annual total returns for periods ended June 30, 2010, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 5.21%; 5-year period, 4.80%; since inception, 4.92%; Class B—1-year period, 4.41%; 5-year period, 4.65%; since inception, 5.15%; Class C—1-year period, 8.83%; 5-year period, 5.23%; since inception, 5.22%; Class Y—1-year period, 10.41%; 5-year period, 6.07%; since inception, 5.75%; Class P—1-year period, 8.30%; 5-year period, 3.93%; 10-year period, 4.23%; since inception, 4.16%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.07% and 1.02%; Class B—1.86% and 1.77%; Class C—1.63% and 1.52%; Class Y—0.92% and 0.77%; and Class P—0.86% and 0.77%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2010 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to PIMCO. The Portfolio and UBS Global AM have also entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.02%; Class B—1.77%; Class C—1.52%; Class Y—0.77%; and Class P—0.77%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total return presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual UBS PACE Select program fee was 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Barclays Capital US Mortgage-Backed Securities Index is an unmanaged index which primarily covers agency mortgage-backed pass-through securities issued by Ginnie Mae (formally known as Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/10
Weighted average duration	1.9	yrs.
Weighted average maturity	2.4	yrs
Average coupon	2.01%
Average quality[1]	AAA
Net assets (mm)	$643.6
Number of holdings	372
Portfolio composition[2]	07/31/10
Bonds	113.7%
Options, futures and swaps	0.1
Investments sold short	(7.0)
Cash equivalents and other assets less liabilities	(6.8)
Total	100.0%
Asset allocation[2]	07/31/10
US government agency mortgage pass-through certificates	99.3%
Collateralized mortgage obligations	13.6
Asset-backed securities	0.7
US government obligation	0.1
Stripped mortgage-backed securities	0.0	[3]
Options, futures and swaps	0.1
Investments sold short	(7.0)
Cash equivalents and other assets less liabilities	(6.8)
Total	100.0%

1  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time.

3  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2010.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
US government obligation—0.11%
US Treasury Notes 3.500%, due 05/15/20 (cost—$729,874)	$700,000	$735,112
Government national mortgage association certificates—19.07%
GNMA 4.500%, due 01/15/39[1]	652,564	689,440
4.500%, due 02/15/39[1]	1,972,525	2,083,990
4.500%, due 03/15/39[1]	197,428	208,584
4.500%, due 04/15/39[1]	1,673,289	1,767,843
4.500%, due 05/15/39[1]	1,975,517	2,087,151
4.500%, due 06/15/39[1]	998,809	1,055,250
4.500%, due 08/15/39[1]	1,678,191	1,773,023
4.500%, due 09/15/39[1]	2,945,661	3,112,116
4.500%, due 11/15/39[1]	94,883	100,245
4.500%, due 02/15/40[1]	1,710,482	1,807,139
4.500%, due 03/15/40[1]	702,957	742,680
4.500%, due 04/15/40[1]	1,802,656	1,904,522
4.500%, due 05/15/40[1]	9,960,147	10,522,980
4.500%, due 06/15/40[1]	9,986,818	10,551,157
6.000%, due 10/15/31	4,737	5,263
6.000%, due 03/15/34	6,791	7,503
6.000%, due 08/15/34	6,431	7,104
6.000%, due 07/15/36	154,992	170,211
6.500%, due 02/15/29	3,440	3,873
6.500%, due 11/15/34	18,147	20,228
6.500%, due 01/15/36[1]	47,462	52,460
6.500%, due 03/15/36[1]	4,121	4,555
6.500%, due 09/15/36[1]	1,034,510	1,143,446
6.500%, due 02/15/37[1]	59,084	65,205
6.500%, due 04/15/37[1]	176,347	194,614
6.500%, due 01/15/38[1]	35,993	39,716
6.500%, due 04/15/38[1]	1,164,704	1,285,165
6.500%, due 06/15/38[1]	196,257	216,555
6.500%, due 07/15/38[1]	624,181	688,739
6.500%, due 08/15/38[1]	163,373	180,269
6.500%, due 09/15/38[1]	375,275	414,089
6.500%, due 10/15/38[1]	796,197	878,549
6.500%, due 11/15/38[1]	81,022	89,401
6.500%, due 12/15/38[1]	38,174	42,123
6.500%, due 01/15/39[1]	369,061	407,257
7.500%, due 08/15/21	6,486	7,381
7.500%, due 09/15/23	988	1,134
8.000%, due 02/15/23	1,590	1,858
8.250%, due 04/15/19	427,809	488,806
10.500%, due 02/15/19	29,631	33,884
10.500%, due 06/15/19	36,050	41,225
10.500%, due 07/15/19	73,784	84,287
10.500%, due 07/15/20	3,700	4,163
10.500%, due 08/15/20	32,431	37,125
10.500%, due 09/15/20	3,518	4,028
11.500%, due 05/15/19	3,327	3,856
GNMA II 9.000%, due 04/20/25	23,936	28,120

Security description	Face amount	Value
Government national mortgage association certificates—(continued)
9.000%, due 12/20/26	$4,293	$5,045
9.000%, due 01/20/27	12,935	15,203
9.000%, due 06/20/30	1,602	1,898
9.000%, due 09/20/30	1,312	1,450
9.000%, due 10/20/30	8,555	10,135
9.000%, due 11/20/30	29,296	34,707
GNMA II ARM 3.125%, due 11/20/21	32,912	33,800
3.125%, due 11/20/22	63,957	65,684
3.125%, due 12/20/24	1,133	1,164
3.125%, due 10/20/25	33,663	34,572
3.125%, due 12/20/25	7,213	7,408
3.125%, due 10/20/26	23,105	23,729
3.125%, due 12/20/26	31,088	31,927
3.125%, due 11/20/27	90,393	92,833
3.125%, due 12/20/27	10,521	10,805
3.125%, due 10/20/29	12,481	12,818
3.125%, due 10/20/30	39,774	40,847
3.250%, due 02/20/28	4,535	4,654
3.375%, due 01/20/23	120,519	123,742
3.375%, due 03/20/23	60,261	61,872
3.375%, due 01/20/24	167,889	172,379
3.375%, due 01/20/25	14,211	14,591
3.375%, due 02/20/25	39,159	40,206
3.375%, due 03/20/25	50,377	51,724
3.375%, due 03/20/26	29,645	30,438
3.375%, due 01/20/27	179,700	184,505
3.375%, due 02/20/27	20,476	21,023
3.375%, due 01/20/28	21,641	22,220
3.375%, due 02/20/28	12,345	12,675
3.500%, due 03/20/25	26,115	26,830
3.625%, due 07/20/17	9,031	9,307
3.625%, due 09/20/21	167,308	172,410
3.625%, due 08/20/25	39,442	40,645
3.625%, due 09/20/25	47,130	48,567
3.625%, due 08/20/26	52,522	54,124
3.625%, due 09/20/26	7,651	7,884
3.625%, due 07/20/27	20,163	20,776
3.625%, due 08/20/27	49,998	51,523
3.625%, due 07/20/30	253,288	261,012
3.625%, due 08/20/30	197,128	203,139
4.000%, due 01/20/18	173,176	178,348
4.375%, due 04/20/18	14,216	14,724
4.375%, due 05/20/21	7,645	7,918
4.375%, due 06/20/22	156,890	162,498
4.375%, due 04/20/24	160,404	166,138
4.375%, due 05/20/25	115,761	119,899
4.375%, due 06/20/25	32,805	33,978
4.375%, due 04/20/26	266,045	275,553
4.375%, due 06/20/26	117,882	122,096
4.375%, due 04/20/27	68,458	70,904
4.375%, due 04/20/30	49,118	50,873
4.375%, due 05/20/30	979,798	1,014,818
4.500%, due 05/20/18	7,217	7,480

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Government national mortgage association certificates—(concluded)
4.500%, due 06/20/19	$46,492	$48,183
4.500%, due 06/20/30	24,904	25,810
GNMA TBA 4.000%, TBA	13,000,000	13,363,597
4.500%, TBA[1]	26,000,000	27,413,750
5.000%, TBA	6,000,000	6,430,314
5.500%, TBA	7,000,000	7,585,158
6.000%, TBA	17,000,000	18,545,946
Total government national mortgage association certificates (cost—$120,887,624)		122,756,568
Federal home loan mortgage corporation certificates*—24.15%
FHLMC 4.500%, due 07/01/39	476,042	498,010
4.500%, due 09/01/39	3,800,819	3,976,218
4.500%, due 10/01/39	5,345,878	5,592,579
5.500%, due 02/01/33	1,423,348	1,540,514
5.500%, due 12/01/33	499,580	540,704
5.500%, due 12/01/34	544,972	589,577
5.500%, due 06/01/36	5,349,873	5,781,062
5.500%, due 03/01/37	1,011,906	1,090,719
6.000%, due 07/01/37	366,107	398,203
7.000%, due 08/01/25	1,483	1,680
7.500%, due 10/01/17	2,516	2,529
8.000%, due 03/01/13	24,019	24,438
9.000%, due 04/01/25	38,439	45,074
9.750%, due 11/01/16	9,582	9,650
11.000%, due 05/01/11	708	710
11.000%, due 03/01/13	128	129
11.000%, due 09/01/15	1,148	1,299
11.000%, due 10/01/15	366	400
11.000%, due 12/01/15	4,871	5,489
11.000%, due 04/01/19	4,769	5,641
11.000%, due 06/01/19	422	470
11.000%, due 08/01/20	44	45
11.000%, due 09/01/20	1,952	2,286
11.500%, due 01/01/16	2,668	2,712
11.500%, due 01/01/18	8,934	10,453
11.500%, due 05/01/19	3,893	3,914
11.500%, due 06/01/19	19,816	23,797
FHLMC ARM 2.544%, due 01/01/28	100,058	103,932
2.625%, due 11/01/27	181,625	189,674
2.696%, due 07/01/24	338,872	353,233
2.710%, due 07/01/28	204,344	213,013
2.780%, due 04/01/29	323,669	337,694
2.790%, due 11/01/25	393,811	412,336
2.792%, due 11/01/29	638,714	666,469
2.813%, due 12/01/29	149,806	156,593
2.816%, due 10/01/23	165,260	172,897

Security description	Face amount	Value
Federal home loan mortgage corporation certificates*—(concluded)
2.824%, due 06/01/28	$513,953	$536,230
2.882%, due 01/01/29	306,852	321,281
3.062%, due 10/01/27	415,777	435,248
3.139%, due 10/01/27	453,504	473,738
3.375%, due 01/01/30	38,012	39,237
5.097%, due 10/01/29	17,288	18,130
FHLMC TBA 4.000%, TBA	12,034,000	12,310,409
4.500%, TBA	51,000,000	53,137,044
5.000%, TBA	23,000,000	24,423,125
5.500%, TBA	15,000,000	16,103,910
6.000%, TBA	23,000,000	24,915,463
Total federal home loan mortgage corporation certificates (cost—$153,494,044)		155,467,958
Federal housing administration certificates—0.20%
FHA GMAC 7.400%, due 02/01/21	497,784	492,806
FHA Reilly 6.896%, due 07/01/20	764,772	764,772
Total federal housing administration certificates (cost—$1,264,730)		1,257,578
Federal national mortgage association certificates*—55.82%
FNMA 4.000%, due 03/01/25[1]	241,388	252,855
4.000%, due 04/01/25[1]	1,186,849	1,243,231
4.000%, due 05/01/25[1]	18,311,885	19,181,797
4.000%, due 06/01/25[1]	8,953,190	9,378,514
4.000%, due 01/01/39	37,521	38,508
4.000%, due 02/01/39	740,256	759,611
4.000%, due 05/01/39	1,071,361	1,099,449
4.000%, due 09/01/39	968,058	995,838
4.500%, due 03/01/23[1]	33,714	35,800
4.500%, due 04/01/23[1]	25,868	27,469
4.500%, due 03/01/24[1]	915,477	971,826
4.500%, due 04/01/24[1]	1,329,191	1,411,005
4.500%, due 05/01/24[1]	1,788,373	1,899,010
4.500%, due 06/01/24[1]	171,366	181,914
4.500%, due 07/01/24[1]	860,989	913,984
4.500%, due 11/01/24[1]	898,908	954,237
4.500%, due 12/01/24[1]	283,994	301,474
4.500%, due 01/01/25[1]	28,158	29,891
4.500%, due 02/01/25[1]	1,015,483	1,078,000
4.500%, due 03/01/25[1]	243,883	258,780
4.500%, due 04/01/25[1]	7,329,605	7,777,331
4.500%, due 05/01/25[1]	431,670	458,038
4.500%, due 06/01/25[1]	906,610	961,989

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Federal national mortgage association certificates*—(continued)
4.500%, due 05/01/38	$845,853	$886,077
4.500%, due 08/01/38	1,453,325	1,522,437
4.500%, due 02/01/39	865,260	906,406
4.500%, due 07/01/39	25,388	26,583
4.500%, due 09/01/39	4,382,957	4,589,330
4.500%, due 04/01/40	596,999	625,015
4.500%, due 07/01/40	883,150	924,595
5.000%, due 01/01/23	1,904,862	2,036,930
5.000%, due 02/01/23	171,476	183,364
5.000%, due 03/01/23	29,481	31,525
5.000%, due 04/01/23	193,090	206,477
5.000%, due 05/01/23	49,534	52,968
5.000%, due 06/01/23	1,100,559	1,176,863
5.000%, due 07/01/23	29,489	31,534
5.000%, due 09/01/23	68,147	72,871
5.000%, due 10/01/23	64,692	69,177
5.000%, due 12/01/23	1,698,969	1,816,762
5.000%, due 01/01/24	1,640,321	1,754,048
5.000%, due 05/01/24	49,426	52,852
5.000%, due 12/01/33	5,456,753	5,859,517
5.500%, due 06/01/17	101,656	105,127
5.500%, due 02/01/32	56,005	60,651
5.500%, due 11/01/32	933,394	1,010,812
5.500%, due 09/01/33	321,327	347,878
5.500%, due 10/01/33	631,230	683,387
5.500%, due 11/01/33	21,296	23,055
5.500%, due 12/01/33	521,286	564,360
5.500%, due 01/01/34	204,131	220,999
5.500%, due 04/01/34	439,449	475,441
5.500%, due 07/01/34	353,897	383,140
5.500%, due 11/01/34	1,567,079	1,694,607
5.500%, due 12/01/34	1,000,000	1,081,379
5.500%, due 01/01/35	245,399	265,139
5.500%, due 05/01/37	2,377,820	2,564,875
5.500%, due 06/01/39	11,894,630	12,834,120
6.000%, due 11/01/21	851,577	928,462
6.000%, due 06/01/22	193,734	210,862
6.000%, due 01/01/23	1,061,479	1,160,314
6.000%, due 03/01/23	2,951,465	3,217,940
6.000%, due 11/01/26	277,835	303,360
6.000%, due 01/01/32	42,336	46,795
6.000%, due 04/01/32	56,039	61,907
6.000%, due 09/01/32	61,285	67,701
6.000%, due 10/01/32	68,315	75,467
6.000%, due 12/01/32	144,577	159,714
6.000%, due 01/01/33	264,868	292,600
6.000%, due 02/01/33	174,099	192,000
6.000%, due 09/01/34	1,133,765	1,245,382
6.000%, due 04/01/35	5,990	6,539
6.000%, due 05/01/35	618,354	675,362
6.000%, due 06/01/35	145,876	159,235
6.000%, due 07/01/35	712,243	777,466
6.000%, due 08/01/35	336,327	367,125
6.000%, due 09/01/35	165,535	180,694

Security description	Face amount	Value
Federal national mortgage association certificates*—(continued)
6.000%, due 01/01/36	$335,804	$366,555
6.000%, due 09/01/36	434,194	472,869
6.000%, due 11/01/36	14,650	15,955
6.000%, due 01/01/37	511,802	557,389
6.000%, due 03/01/37	132,692	144,346
6.000%, due 04/01/37	360,145	391,774
6.000%, due 07/01/37	192,359	209,493
6.000%, due 11/01/37	535,600	582,639
6.000%, due 09/01/38	4,477,430	4,922,241
6.000%, due 10/01/38	2,962,188	3,226,039
6.000%, due 11/01/38	2,913,828	3,167,909
6.000%, due 01/01/39	4,000,000	4,345,625
6.000%, due 04/01/39	161,156	175,502
6.500%, due 09/01/12	2,448	2,661
6.500%, due 12/01/12	6,028	6,552
6.500%, due 01/01/13	2,054	2,232
6.500%, due 02/01/13	9,810	10,661
6.500%, due 03/01/13	12,538	13,627
6.500%, due 04/01/13	1,061	1,154
6.500%, due 06/01/13	24,087	26,179
6.500%, due 07/01/13	4,212	4,578
6.500%, due 08/01/13	4,699	5,107
6.500%, due 09/01/13	18,061	19,630
6.500%, due 10/01/13	13,165	14,307
6.500%, due 11/01/13	26,744	29,065
6.500%, due 07/01/19	71,852	79,686
6.500%, due 09/01/36	4,119,069	4,527,802
6.500%, due 10/01/36	2,087,806	2,294,978
6.500%, due 11/01/36	73,132	80,934
6.500%, due 05/01/37	32,152	35,292
6.500%, due 08/01/37	3,214,319	3,557,071
6.500%, due 11/01/37	4,044,745	4,476,313
7.500%, due 11/01/26	27,496	31,163
8.000%, due 11/01/26	42,601	48,812
9.000%, due 10/01/19	23,408	23,650
9.000%, due 02/01/26	31,878	36,821
10.500%, due 02/01/12	220	222
10.500%, due 07/01/13	150	151
10.500%, due 09/01/15	8,401	9,426
10.500%, due 08/01/20	1,228	1,332
10.500%, due 04/01/22	1,027	1,142
11.000%, due 10/01/15	1,989	2,038
11.000%, due 02/01/16	1,437	1,447
FNMA ARM 1.599%, due 10/01/26	753,397	755,691
1.617%, due 03/01/44	737,122	748,088
2.454%, due 02/01/26	53,497	55,625
2.595%, due 09/01/15	92,004	94,993
2.630%, due 02/01/29	8,076	8,433
2.752%, due 02/01/30	69,608	72,385
2.907%, due 12/01/27	45,978	48,102
3.095%, due 09/01/26	41,075	42,938
3.645%, due 07/01/30	27,008	27,362
3.905%, due 05/01/30	123,553	127,935
4.135%, due 03/01/25	263,744	273,823

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Federal national mortgage association certificates*—(concluded)
FNMA TBA 3.500%, TBA	$8,000,000	$8,193,440
4.000%, TBA	9,000,000	9,153,279
4.000%, TBA[1]	4,000,000	4,169,376
4.500%, TBA	81,000,000	84,418,125
4.500%, TBA[1]	4,000,000	4,238,124
5.000%, TBA	20,000,000	21,308,441
5.500%, TBA	73,000,000	78,446,250
6.500%, TBA	7,000,000	7,663,594
Total federal national mortgage association certificates (cost—$353,182,376)		359,248,150
Collateralized mortgage obligations—13.56%
Adjustable Rate Mortgage Trust, Series 2005-8, Class 3A21 5.341%, due 11/25/35	2,621,207	2,078,874
Banc of America Commercial Mortgage, Inc., Series 2006-3, Class A4 5.889%, due 07/10/44[2]	2,000,000	2,099,697
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A1 5.250%, due 10/25/33[3]	3,065,720	3,076,747
Series 2004-AC3, Class A2 5.500%, due 06/25/34[3]	3,074,734	2,820,774
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-BBA7, Class A2 0.500%, due 03/15/19[4,5]	3,500,000	3,104,706
Chevy Chase Funding LLC, Series 2004-1, Class A1 0.609%, due 01/25/35[4,5]	273,475	205,755
Chevy Chase Mortgage Funding Corp., Series 2007-2A, Class A1 0.459%, due 05/25/48[4,5]	2,018,535	750,578
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A1 0.548%, due 05/20/46[5]	4,454,240	2,276,126
Federal Agricultural Mortgage Corp. ARM, Series 2002, Class AA1 7.863%, due 04/25/11[6]	562,678	574,366
FHLMC REMIC,* Series 0023, Class KZ 6.500%, due 11/25/23	77,317	85,112
Series 0159, Class H 4.500%, due 09/15/21	19,833	19,868
Series 1003, Class H 1.125%, due 10/15/20[5]	88,348	88,367

Security description	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 1349, Class PS 7.500%, due 08/15/22	$4,026	$4,491
Series 1502, Class PX 7.000%, due 04/15/23	599,037	617,562
Series 1534, Class Z 5.000%, due 06/15/23	294,677	294,689
Series 1573, Class PZ 7.000%, due 09/15/23	100,116	111,582
Series 1658, Class GZ 7.000%, due 01/15/24	49,650	53,194
Series 1694, Class Z 6.500%, due 03/15/24	425,403	489,369
Series 1775, Class Z 8.500%, due 03/15/25	9,865	11,076
Series 2411, Class FJ 0.691%, due 12/15/29[5]	69,993	70,033
Series 3312, Class FN 0.561%, due 07/15/36	4,514,572	4,495,559
FNMA REMIC,* Trust 1987-002, Class Z 11.000%, due 11/25/17	264,327	303,770
Trust 1988-007, Class Z 9.250%, due 04/25/18	227,398	255,019
Trust 1992-074, Class Z 8.000%, due 05/25/22	326	364
Trust 1992-129, Class L 6.000%, due 07/25/22	14,112	15,223
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	40,802	45,455
Trust 1993-037, Class PX 7.000%, due 03/25/23	542,993	596,295
Trust 1993-240, Class Z 6.250%, due 12/25/13	1,812	1,923
Trust 1993-250, Class Z 7.000%, due 12/25/23	18,966	20,329
Trust 2004-72, Class F 0.829%, due 09/25/34[5]	3,735,808	3,741,425
Trust 2005-088, Class A 0.479%, due 10/25/35[5]	3,889,426	3,784,889
Trust 2007-4, Class DF 0.774%, due 02/25/37[5]	4,126,688	4,116,639
Trust G92-040, Class ZC 7.000%, due 07/25/22	55,725	62,871
Trust G94-006, Class PJ 8.000%, due 05/17/24	69,443	78,145
GNMA REMIC, Trust 2000-009, Class FH 0.841%, due 02/16/30[5]	55,230	55,470
Trust 2010-H01, Class FA 1.158%, due 01/20/60[5,6]	5,966,503	6,054,993
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 0.649%, due 02/25/35[5]	1,258,083	756,890

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Collateralized mortgage obligations—(continued)
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 0.827%, due 06/27/37[4,5]	$4,598,564	$3,955,419
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-FL1A, Class A1 0.716%, due 07/15/19[4,5]	9,254,473	7,869,380
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2 2.172%, due 12/25/34[5]	1,217,013	1,153,146
Mortgage Equity Conversion Asset Trust, Series 2006-SFG3, Class A 0.820%, due 10/25/41[4,5,6]	1,461,867	1,408,672
Series 2007-FF1, Class A 0.910%, due 01/25/42[4,5,6]	1,728,996	1,666,620
Series 2007-FF3, Class A 0.920%, due 05/25/42[4,5,6]	6,624,911	6,381,772
RBSSP Resecuritization Trust Certificate, Series 2009-6, Class 18A1 0.847%, due 12/26/36[4,5]	4,077,545	3,765,001
Sequoia Mortgage Trust, Series 5, Class A 0.691%, due 10/19/26[5]	585,004	488,145
Small Business Administration, Series 2000-10, Class B1 7.449%, due 08/10/10	69,911	70,042
Structured ARM Loan, Series 2007-4, Class 1A2 0.549%, due 05/25/37	627,784	368,480
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 0.539%, due 04/25/36[5]	2,000,226	1,031,382
Series 2007-AR5, Class A2 0.879%, due 09/25/47[5]	10,881,719	3,768,165
WaMu Mortgage Pass Through Certificates, Series 2003-R1, Class X 0.616%, due 12/25/27[6,7,8]	1,411,048	10,583
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 2.829%, due 09/25/33[5]	4,381,462	4,374,237
Series 2003-AR9, Class 2A 2.883%, due 09/25/33[5]	1,017,404	1,019,316
Washington Mutual, Series 2003-R1, Class A1 0.869%, due 12/25/27[5]	1,387,943	1,247,876

Security description	Face amount	Value
Collateralized mortgage obligations—(concluded)
Wells Fargo Mortgage Backed Securities Trust, Series 2007-14, Class 1A1 6.000%, due 10/25/37	$6,186,882	$5,506,090
Total collateralized mortgage obligations (cost—$92,688,971)		87,302,551
Asset-backed securities—0.74%
Bank of America Credit Card Trust, Series 2008-A5, Class A5 1.541%, due 12/16/13[5]	2,730,000	2,755,043
Countrywide Asset-Backed Certificates, Series 2005-13, Class 3AV3 0.579%, due 04/25/36[5]	1,417,540	1,189,801
EMC Mortgage Loan Trust, Series 2003-A, Class A2 1.079%, due 08/25/40[4,5]	348,510	226,926
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28	56,540	57,302
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 0.769%, due 08/25/33[5]	511,063	434,200
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 1.009%, due 01/25/34[5]	57,784	43,480
Wells Fargo Home Equity Trust, Series 2005-2, Class AII2 0.569%, due 10/25/35[5]	91,565	90,774
Total asset-backed securities (cost—$5,111,502)		4,797,526
Stripped mortgage-backed securities—0.02%
FHLMC REMIC,* Series 0013, Class B 7.000%, due 06/25/23[7,8]	207,394	38,498
Series 2136, Class GD 7.000%, due 03/15/29[7,8]	14,209	3,038
Series 2178, Class PI 7.500%, due 08/15/29[7,8]	82,315	18,741
Hilton Hotel Pool Trust, Series 2000-HLTA, Class X 0.580%, due 10/03/15[2,4,8]	35,894,187	43,177
Total stripped mortgage-backed securities (cost—$88,424)		103,454

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Short-term US government and agency obligations—36.34%
FHLMC* 0.250%, due 10/13/10[9]	$2,904,000	$2,903,129
US Treasury Bills 0.183%, due 09/02/10[9,10]	345,000	344,941
0.284%, due 09/23/10[9]	230,000,000	229,947,515
0.192%, due 01/20/11[9,10]	690,000	689,377
Total short-term US government and agency obligations (cost—$233,884,361)		233,884,962
Repurchase agreements—12.95%
Repurchase agreement dated 07/30/10 with Bank of America Securities LLC, 0.220% due 08/02/10, collateralized by $30,472,000 US Treasury Notes, 0.750% due 05/31/12; (value—$30,596,935) proceeds: $30,000,550	30,000,000	30,000,000
Repurchase agreement dated 07/30/10 with Credit Suisse Securities (USA) LLC, 0.220% due 08/02/10, collateralized by $30,374,000 US Treasury Notes, 1.000% due 10/31/11; (value—$30,611,297); proceeds: $30,000,550	30,000,000	30,000,000

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 07/30/10 with State Street Bank & Trust Co., 0.010% due 08/02/10, collateralized by $23,065,485 US Treasury Notes, 2.125% to 3.125% due 04/30/15 to 04/30/17, (value—$23,801,919); proceeds: $23,335,019	$23,335,000	$23,335,000
Total repurchase agreements (cost—$83,335,000)		83,335,000
Total investments before investments sold short (cost—$1,044,666,906)— 162.96%		1,048,888,859
Investments sold short—(7.02)%
FNMA TBA* 4.000%, TBA	(16,000,000)	(16,732,496)
4.500%, TBA	(2,000,000)	(2,114,062)
GNMA TBA 4.500%, TBA	(23,000,000)	(24,164,375)
6.500%, TBA	(2,000,000)	(2,198,750)
Total investments sold short (proceeds—$44,943,750)— (7.02)%		(45,209,683)
Liabilities in excess of other assets—(55.94)%		(360,054,201)
Net assets—100.00%		$643,624,975

Aggregate cost for federal income tax purposes before investments sold short was $1,045,095,255; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$12,051,355
Gross unrealized depreciation	(8,257,751)
Net unrealized appreciation	$3,793,604

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Entire amount pledged as collateral for investments sold short.

2  Variable rate security. The interest rate shown is the current rate as of July 31, 2010.

3  Step bond that converts to the noted fixed rate at a designated future date.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 4.56% of net assets as of July 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Floating rate security. The interest rate shown is the current rate as of July 31, 2010.

6  Security is being fair valued by a valuation committee under the direction of the board of trustees.

7  Illiquid security representing 0.27% of net assets as of July 31, 2010.

8  Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

9  Rate shown is the discount rate at date of purchase.

10  Partial amount delivered to broker as collateral for swap and futures transactions.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2010

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of July 31, 2010.

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

MLCC  Merrill Lynch Credit Corporation

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Written options

Number of contracts/ Notional amount (000)	Call options written	Counterparty	Pay/ receive floating rate	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
2,500	USD 3 Month LIBOR[11] strike @ 3.250%[7]	Interest Rate Swap, International	Credit Suisse Receive	01/24/11	$15,250	$(78,670)	$(63,420)
7,400	USD 3 Month LIBOR[11] strike @ 3.250%[7]	Interest Rate Swap, Bank AG	Deutsche Receive	01/24/11	44,400	(232,864)	(188,464)
12,500	USD 3 Month LIBOR[11] strike @ 3.500%[7]	Interest Rate Swap, Bank PLC	Barclays Receive	08/31/10	60,000	(643,443)	(583,443)
					$119,650	$(954,977)	$(835,327)
	Put options written
1	Eurodollar Mid Curve strike @ $97.375	1 Year Futures, N/A	N/A	09/10/10	$180,178	$(3,487)	$176,691
27,100	USD 3 Month LIBOR[11] strike @ 4.000%[7]	Morgan Interest Rate Swap, Services Inc.	Stanley Capital Pay	10/29/10	142,275	(236)	142,039
12,500	USD 3 Month LIBOR[11] strike @ 4.500%[7]	Interest Rate Swap, Bank PLC	Barclays Pay	08/31/10	85,000	(1)	84,999
2,500	USD 3 Month LIBOR[11] strike @ 5.000%[7]	Interest Rate Swap, International	Credit Suisse Pay	01/24/11	24,000	(754)	23,246
7,400	USD 3 Month LIBOR[11] strike @ 5.000%[7]	Interest Rate Swap, Bank AG	Deutsche Pay	01/24/11	76,960	(2,232)	74,728
40,000	USD 3 Month LIBOR[11] strike @ 5.500%[7]	Morgan Interest Rate Swap, Services, Inc.	Stanley Capital Pay	08/31/10	442,800	(4)	442,796
2,600	USD 3 Month LIBOR[11] strike @ 6.000%[7]	Morgan Interest Rate Swap, Services, Inc.	Stanley Capital Pay	08/31/10	21,190	(0)	21,190
					972,403	(6,714)	965,689
					$1,092,053	$(961,691)	$130,362

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2010

11  3 Month LIBOR (USD on London Interbank Offered Rate) at July 31, 2010 was 0.454%.

LIBOR  London Interbank Offered Rate

N/A  Not applicable

Currency type abbreviation:

USD  United States Dollar

Written option activity for the year ended July 31, 2010 was as follows:

	Number of contracts/ Notional amount (000)	Premiums received
Options outstanding at July 31, 2009	0 [12]	$25,587
Options written	291,802	2,515,506
Options expired prior to exercise	(88,301)	(655,530)
Options terminated in closing purchase transactions	(89,000)	(793,510)
Options outstanding at July 31, 2010	114,501	$1,092,053

12  Amount represents less than 500 contracts.

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration date	Cost	Current value	Unrealized appreciation
71	USD	US Treasury Note 10 Year Futures	September 2010	$8,528,797	$8,790,688	$261,891

Currency type abbreviation:

USD  United States Dollar

Credit default swaps on credit indices—buy protection13

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio	Payments received by the Portfolio		Upfront payments made	Value	Unrealized appreciation
Morgan Stanley Capital Services, Inc.	USD	5,000	02/17/51	0.350%[14]	—	[15]	$(550,664)	$587,500	$36,836	[7]

13  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional value of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14  Payments are based on the notional amount.

15  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the CMBX.NA.AAA Index.

Currency type abbreviation:

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2010

The following is a summary of the fair valuations according to the inputs used as of July 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US Government obligation	$—	$735,112	$—	$735,112
Government national mortgage association certificates	—	122,756,568	—	122,756,568
Federal home loan mortgage corporation certificates	—	155,467,958	—	155,467,958
Federal housing administration certificates	—	—	1,257,578	1,257,578
Federal national mortgage association certificates	—	359,248,150	—	359,248,150
Collateralized mortgage obligations	—	71,205,545	16,097,006	87,302,551
Asset-backed securities	—	4,797,526	—	4,797,526
Stripped mortgage-backed securities	—	103,454	—	103,454
Short-term US government and agency obligations	—	233,884,962	—	233,884,962
Repurchase agreements	—	83,335,000	—	83,335,000
Federal national mortgage association and government national mortgage association certificates sold short	—	(45,209,683)	—	(45,209,683)
Written options	(3,487)	(958,204)		(961,691)
Futures contracts	261,891	—		261,891
Swap agreements	—	587,500	—	587,500
Total	$258,404	$985,953,888	$17,354,584	$1,003,566,876

At July 31, 2010, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2010:

	Federal housing administration certificates	Collateralized mortgage obligations	Total
Beginning balance	$1,434,238	$4,550,000	$5,984,238
Net purchases/(sales)	(201,329)	10,064,962	9,863,633
Accrued discounts/(premiums)	(490)	70,242	69,752
Total realized gain/(loss)	(0)	(21,875)	(21,875)
Total unrealized appreciation/depreciation	25,159	765,045	790,204
Net transfers in/(out) of Level 3	—	668,632	668,632
Ending balance	$1,257,578	$16,097,006	$17,354,584

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2010 was $340,205.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Performance

For the 12 months ended July 31, 2010, the Portfolio's Class P shares returned 7.51%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 5.38%, after the deduction of the maximum UBS PACE Select program fee, for the same 12-month period.) In comparison, the Barclays Capital US Intermediate Government/Credit Index (the "benchmark") returned 7.99%, and the Lipper Short-Intermediate Investment-Grade Debt Funds category posted a median return of 8.11%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 31. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio slightly lagged its benchmark during the reporting period. Overall, the Portfolio's positioning in the corporate bond sector detracted from results. Specifically, the Portfolio's initial underweight to corporate bonds was a negative as the sector rallied in the first half of the review period. We moved closer to a neutral weighting versus the benchmark toward the end of 2009 and then to an overweight position starting in late February of 2010, which helped relative performance during the second half of the review period. Security selection within the corporate bond sector also detracted from performance during the period. In particular, our holdings in industrials and financials detracted from relative results, as they lagged the benchmark.

Our allocation to commercial mortgage-backed securities ("CMBS") was the largest contributor to results during the review period. CMBS outperformed Treasuries with relatively the same duration during the reporting period, and outpaced all other investment grade subsectors. CMBS was a large beneficiary of strong demand from both the Federal Reserve Board's Term Asset-Backed Securities Loan Facility ("TALF") and the Public Private Investment Program ("PPIP"). Additionally, positive economic news created solid demand for CMBS from investors seeking incremental yield in the low interest rate environment. We also benefited from the Portfolio's focus on owning high quality CMBS with seasoned issues (securities with an established market), versus lower-quality and more recently issued CMBS.

UBS PACE Select Advisors Trust –
UBS PACE Intermediate Fixed Income Investments

Investment Sub-Advisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Managers:

Curtis Arledge and Matthew Marra

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The Portfolio invests primarily in fixed income securities. BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Sub-Advisor's comments – concluded

Our allocation to agency and non-agency mortgages also contributed to performance, relative to the benchmark. In an attempt to keep mortgage rates low, the federal government purchased over $1 trillion dollars in agency mortgages. This, in turn, helped the agency mortgage-backed securities sector during the period. The Portfolio's non-agency mortgage allocation was also beneficial to performance, as there was solid demand from certain investors and the PPIP program. Also at the sector level, our exposure to asset-backed securities was rewarded, as the sector outperformed Treasuries, given generally strong demand from investors.

Our tactical trading of duration—a measure of a portfolio's sensitivity to interest rate changes—contributed to relative performance during the period. However, our curve positioning—the Portfolio held a flattening bias during the latter portion of the period, while the curve steepened—detracted from performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. A "steepening yield curve" is one in which long-term bond yields increase relative to those of short-term bonds.)

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income with reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of UBS PACE Intermediate Fixed Income Investments Class P shares versus the Barclays Capital US Intermediate Government/Credit Index over the 10 years ended July 31, 2010. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that UBS PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/10		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	7.24%	4.84%	N/A	3.76%
maximum sales charge	Class B3	6.43%	4.04%	N/A	3.45%[7]
or UBS PACE Select	Class C4	6.70%	4.29%	N/A	3.50%
program fee	Class Y5	7.53%	5.09%	N/A	4.03%
	Class P6	7.51%	5.09%	4.49%	4.72%
After deducting	Class A2	2.38%	3.87%	N/A	3.26%
maximum sales charge	Class B3	1.43%	3.70%	N/A	3.45%[7]
or UBS PACE Select	Class C4	5.95%	4.29%	N/A	3.50%
program fee	Class P6	5.38%	3.00%	2.42%	2.65%
Barclays Capital US Intermediate Government/Credit Index[8]		7.99%	5.67%	6.10%	6.03%
Lipper Short-Intermediate Investment Grade Debt Funds median		8.11%	4.91%	5.29%	5.39%

Average annual total returns for periods ended June 30, 2010, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 3.31%; 5-year period, 3.52%; since inception, 3.18%; Class B—1-year period, 2.38%; 5-year period, 3.32%; since inception, 3.37%; Class C—1-year period, 6.90%; 5-year period, 3.92%; since inception, 3.43%; Class Y—1-year period, 8.49%; 5-year period, 4.72%; since inception, 3.96%; Class P—1-year period, 6.33%; 5-year period, 2.64%; 10-year period, 2.39%; since inception, 2.61%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.02% and 0.93%; Class B—1.82% and 1.68%; Class C—1.53% and 1.43%; Class Y—0.68% and 0.68%; and Class P—0.74% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total return presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual UBS PACE Select program fee was 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Barclays Capital US Intermediate Government/Credit Index is an unmanaged subset of the Barclays Capital US Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/10
Weighted average duration	4.4	yrs.
Weighted average maturity	6.6	yrs.
Average coupon	4.01%
Net assets (mm)	$470.5
Number of holdings	231
Portfolio composition[1]	07/31/10
Bonds and notes	98.3%
Reverse repurchase agreement, futures and forward foreign currency contracts	(1.2)
Investments sold short	(3.3)
Cash equivalents and other assets less liabilities	6.2
Total	100.0%
Quality diversification[1]	07/31/10
US government and agency securities	45.9%
AAA	11.6
AA	10.7
A	15.6
BBB and below/non-rated	14.5
Reverse repurchase agreement, futures and forward foreign currency contracts	(1.2)
Investments sold short	(3.3)
Cash equivalents and other assets less liabilities	6.2
Total	100.0%
Asset allocation[1]	07/31/10
Corporate notes	36.1%
US government obligations	34.7
Collateralized mortgage obligations	10.9
US government agency mortgage pass-through certificates	9.8
Asset-backed securities	4.3
Municipal bonds and notes	1.4
Non-US government obligations	1.1
Reverse repurchase agreement, futures and forward foreign currency contracts	(1.2)
Investments sold short	(3.3)
Cash equivalents and other assets less liabilities	6.2
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
US government obligations—34.71%
US Treasury Bonds 4.375%, due 05/15/40[1]	$19,140,000	$20,458,937
8.000%, due 11/15/21	8,925,000	13,045,842
8.125%, due 05/15/21	4,265,000	6,251,556
8.125%, due 08/15/21	1,615,000	2,374,050
8.750%, due 08/15/20	750,000	1,129,922
US Treasury Notes 0.750%, due 05/31/12	11,610,000	11,658,530
1.000%, due 04/30/12	7,210,000	7,273,087
1.000%, due 07/15/13	27,515,000	27,654,776
1.750%, due 07/31/15	22,155,000	22,317,618
3.500%, due 05/15/20	48,705,000	51,148,043
Total US government obligations (cost—$161,567,006)		163,312,361
Federal farm credit bank certificate—1.34%
FFCB 2.625% , due 04/17/14 (cost—$5,989,905)	6,000,000	6,286,140
Federal home loan bank certificate—0.49%
FHLB 5.625% , due 06/13/16[2] (cost—$2,013,274)	2,085,000	2,289,205
Federal home loan mortgage corporation certificates*—1.41%
FHLMC 1.750%, due 06/15/12	5,900,000	6,021,351
5.000%, due 02/16/17	540,000	625,408
Total federal home loan mortgage corporation certificates (cost—$6,548,058)		6,646,759
Federal national mortgage association certificates*—6.57%
FNMA 4.500%, due 12/01/39[3]	99,991	104,699
4.500%, due 07/01/40[3]	600,000	628,158
4.625%, due 05/01/13	845,000	914,349
5.000%, due 07/01/40[3]	14,032,231	14,969,729
5.250%, due 08/01/12	1,460,000	1,574,347
6.000%, due 04/01/35[3]	3,242,652	3,582,152
FNMA TBA 4.000%, TBA	2,200,000	2,300,718
4.500%, TBA[3]	100,000	104,563
5.000%, TBA	100,000	106,812
5.500%, TBA	1,700,000	1,838,125
6.000%, TBA	4,400,000	4,779,500
Total federal national mortgage association certificates (cost—$30,503,152)		30,903,152

Security description	Face amount	Value
Collateralized mortgage obligations—10.87%
Banc of America Commercial Mortgage, Inc., Series 2001-1, Class A2 6.503%, due 04/15/36	$1,241,624	$1,263,561
Series 2002-PB2, Class A4 6.186%, due 06/11/35	2,118,973	2,229,430
Bear Stearns Alternative Loan Trust-A Trust, Series 2004-13, Class A1 1.069%, due 11/25/34[4]	484,877	343,094
Bear Stearns ARM Trust, Series 2004-5, Class 2A 3.325%, due 07/25/34	1,076,436	939,120
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4 4.680%, due 08/13/39	2,400,000	2,553,254
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3 5.090%, due 07/10/37[4]	1,280,000	1,310,440
Countrywide Home Loans, Series 2006-0A5, Class 2A1 0.529%, due 04/25/46[4]	500,060	272,938
CWCapital COBALT, Series 2007-C3, Class A4 6.013%, due 05/15/46[4]	840,000	836,293
FHLMC REMIC,* Trust 2626, Class NA 5.000%, due 06/15/23	358,368	360,220
Trust 2964, Class NA 5.500%, due 02/15/26	124,769	124,887
Trust 3154, Class PJ 5.500%, due 03/15/27	685,007	689,520
Trust 3159, Class TA 5.500%, due 11/15/26	607,961	614,549
Trust 3162, Class OA 6.000%, due 10/15/26	523,376	530,548
Trust 3184, Class LA 6.000%, due 03/15/28	560,232	564,258
Trust 3303, Class PA 5.500%, due 01/15/22	1,099,618	1,102,738
First Horizon Alternative Mortgage Securities, Series 2006-FA2, Class 1A5 6.000%, due 05/25/36	1,399,043	1,043,222
First Union National Bank Commercial Mortgage Trust, Series 2001-C2, Class A2 6.663%, due 01/12/43	2,501,309	2,548,310
Series 2001-C3, Class A3 6.423%, due 08/15/33	2,692,369	2,771,585
FNMA REMIC,* Trust 2004-25, Class PA 5.500%, due 10/25/30	401,610	408,080

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2004-36, Class BS 5.500%, due 11/25/30	$319,546	$325,372
Trust 2005-97, Class HM 5.000%, due 01/25/26	458,900	461,688
Trust 2005-109, Class PV 6.000%, due 10/25/32	1,356,868	1,480,772
Trust 2005-118, Class MC 6.000%, due 01/25/32	725,279	734,948
Trust 2005-118, Class WA 6.000%, due 10/25/33	746,731	756,805
Trust 2006-26, Class QA 5.500%, due 06/25/26	428,417	434,925
Trust 2006-62, Class TA 5.500%, due 06/25/28	223,099	228,047
GMAC Commercial Mortgage Securities, Inc., Series 2000-C3, Class A2 6.957%, due 09/15/35	1,016,504	1,019,947
Series 2001-C1, Class A2 6.465%, due 04/15/34	2,278,753	2,316,258
Series 2004-C3, Class A3 4.207%, due 12/10/41	671,029	673,302
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4 5.736%, due 12/10/49	1,451,000	1,470,726
JPMorgan Chase Commercial Mortgage Securities, Series 2004-CB8, Class A1A 4.158%, due 01/12/39[5]	2,298,666	2,343,056
Series 2004-CBX, Class A4 4.529%, due 01/12/37	2,090,000	2,131,210
Series 2006-LDP8, Class A4, 5.399%, due 05/15/45	385,000	409,771
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2 5.875%, due 07/25/36	247,665	228,959
Series 2007-S1, Class 1A2 5.500%, due 03/25/22	197,826	181,642
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989%, due 08/13/42	2,980,000	3,194,851
Series 2007-IQ14, Class A 5.692%, due 04/15/49[4]	2,000,000	1,998,274
Small Business Administration, Series 2004-P10B, Class 1 4.754%, due 08/10/14	537,336	569,408
Structured ARM Loan Trust, Series 2004-13, Class A2 0.629%, due 09/25/34	219,709	163,636
Structured Asset Securities Corp., Series 2003-AL1, Class A 3.357%, due 04/25/31[5]	619,079	569,710
Series 2004-6, Class 4A1 ARM 4.858%, due 06/25/34	2,427,949	2,272,283

Security description	Face amount	Value
Collateralized mortgage obligations—(concluded)
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A1 5.641%, due 08/15/39[4]	$2,183,274	$2,243,279
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A3 5.380%, due 10/15/44[4]	1,215,000	1,218,142
Series 2006-C28, Class A4 5.572%, due 10/15/48	1,385,000	1,434,228
WaMu Mortgage Pass Through Certificates, Series 2007-0A4, Class 1A 1.172%, due 05/25/47[4]	578,753	351,330
Washington Mutual Asset Securities Corp., Series 2005-C1A, Class A2 5.150%, due 05/25/36[4,5]	357,565	359,583
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A4 5.692%, due 04/25/36[4]	1,200,000	1,055,968
Total collateralized mortgage obligations (cost—$51,038,252)		51,134,167
Asset-backed securities—4.26%
Bank of America Auto Trust, Series 2009-2A, Class A2 1.160%, due 02/15/12[5]	1,719,142	1,721,292
Chase Issuance Trust, Series 2009-A7, Class A7 0.791%, due 09/17/12[4]	4,045,000	4,046,938
Countrywide Asset-Backed Certificates, Series 2006-2, Class 2A2 0.519%, due 06/25/36[4]	937,790	800,017
Lehman XS Trust, Series 2005-6, Class 1A1 0.589%, due 11/25/35[4]	523,178	277,840
Sallie Mae Student Loan Trust, Series 2005-8, Class A4 1.248%, due 01/25/28[4]	3,300,000	3,219,949
Series 2008-5, Class A2 1.598%, due 10/25/16[4]	4,330,000	4,394,117
Series 2008-5, Class A3 1.798%, due 01/25/18[4]	1,100,000	1,134,102
Series 2008-5, Class A4 2.198%, due 07/25/23[4]	2,950,000	3,102,306
Series 2010-C, Class A1 1.983%, due 12/15/17[4,5]	1,350,000	1,350,528
Total asset-backed securities (cost—$20,035,734)		20,047,089

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Corporate notes—36.15%
Aerospace & defense—0.08%
BAE Systems Holdings, Inc. 5.200%, due 08/15/15[5]	$330,000	$356,983
Airlines—0.06%
Continental Airlines 1999-1 Pass Through Trust, Class A 6.545%, due 02/02/19	303,871	306,910
Automotive—0.30%
DaimlerChrysler N.A. Holding 5.750%, due 09/08/11	1,150,000	1,202,332
6.500%, due 11/15/13	200,000	226,141
		1,428,473
Banking-non-US—3.30%
Achmea Hypotheekbank N.V. 3.200%, due 11/03/14[5]	1,605,000	1,677,345
Barclays Bank PLC 7.434%, due 12/15/17[5,6,7]	850,000	828,750
Deutsche Bank AG London 5.375%, due 10/12/12	2,450,000	2,672,288
Eksportfinans A/S 1.875%, due 04/02/13	3,585,000	3,645,805
5.500%, due 05/25/16	1,275,000	1,461,466
HSBC Bank PLC 3.500%, due 06/28/15[5]	1,020,000	1,056,138
Kreditanstalt fuer Wiederaufbau 1.375%, due 07/15/13	840,000	847,046
Landwirtschaftliche Rentenbank 4.125%, due 07/15/13	145,000	156,565
Landwirtschaftliche Rentenbank MTN 4.000%, due 02/02/15	290,000	316,507
4.375%, due 01/15/13	320,000	346,139
5.250%, due 07/02/12	500,000	540,082
Toronto-Dominion Bank 2.200%, due 07/29/15[5]	2,000,000	1,999,340
		15,547,471
Banking-US—6.39%
Bank of America Corp. 5.625%, due 07/01/20	1,690,000	1,743,779
5.750%, due 12/01/17	2,775,000	2,932,498
7.625%, due 06/01/19	1,500,000	1,753,075
DEPFA Asset Covered Securities Bank 4.875%, due 10/28/15[5]	1,300,000	1,314,924
Dexia Credit Local 2.750%, due 04/29/14[5]	15,375,000	15,552,135
Dexia Credit Local SA 2.000%, due 03/05/13[5]	1,345,000	1,349,954
JPMorgan Chase Bank N.A. 6.000%, due 07/05/17	1,825,000	2,027,097
6.000%, due 10/01/17	1,450,000	1,629,671
State Street Capital Trust III 8.250%, due 03/15/11[6,7]	1,725,000	1,750,789
		30,053,922

Security description	Face amount	Value
Corporate notes—(continued)
Beverages—0.93%
Anheuser-Busch InBev Worldwide, Inc. 3.000%, due 10/15/12	$4,175,000	$4,315,201
5.375%, due 01/15/20	75,000	82,859
		4,398,060
Diversified financial services—1.93%
General Electric Capital Corp. 2.125%, due 12/21/12	885,000	911,541
5.000%, due 11/15/11	1,696,000	1,778,173
5.500%, due 01/08/20	1,220,000	1,315,992
General Electric Capital Corp. MTN 0.648%, due 04/10/12[4]	2,850,000	2,825,074
2.000%, due 09/28/12	2,200,000	2,255,367
		9,086,147
Electric-integrated—2.27%
Carolina Power & Light Co. 5.300%, due 01/15/19	975,000	1,109,473
Duke Energy Corp. 3.950%, due 09/15/14	1,845,000	1,960,299
EDP Finance BV 5.375%, due 11/02/12[5]	5,300,000	5,529,437
Florida Power & Light Co. 5.625%, due 04/01/34	105,000	115,164
Florida Power Corp. 4.800%, due 03/01/13	340,000	367,112
Pacificorp 5.500%, due 01/15/19	1,400,000	1,613,492
		10,694,977
Financial services—3.63%
Ameriprise Financial, Inc. 5.300%, due 03/15/20	610,000	652,380
Credit Suisse Guernsey 5.860%, due 05/15/17[6,7]	2,290,000	2,083,900
Goldman Sachs Group, Inc. 3.700%, due 08/01/15	1,030,000	1,037,344
5.250%, due 10/15/13	2,530,000	2,741,981
5.375%, due 03/15/20	1,500,000	1,544,000
6.000%, due 06/15/20	620,000	666,796
JPMorgan Chase & Co. 7.900%, due 04/30/18[6,7]	1,850,000	1,932,547
Morgan Stanley 4.000%, due 07/24/15	520,000	519,824
4.200%, due 11/20/14	2,180,000	2,213,596
6.600%, due 04/01/12	345,000	368,435
Morgan Stanley MTN 5.550%, due 04/27/17	305,000	314,176
5.625%, due 09/23/19	795,000	808,081
6.250%, due 08/28/17	740,000	789,161
SLM Corp. 4.141%, due 01/31/14[4]	1,700,000	1,426,487
		17,098,708

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Corporate notes—(continued)
Food products—0.80%
Kraft Foods, Inc. 5.375%, due 02/10/20	$890,000	$973,528
6.000%, due 02/11/13	575,000	635,830
6.500%, due 08/11/17	1,625,000	1,916,237
6.500%, due 02/09/40	200,000	230,323
		3,755,918
Health care equipment & supplies—0.24%
CareFusion Corp. 6.375%, due 08/01/19	725,000	837,376
Covidien International Finance SA 2.800%, due 06/15/15	300,000	307,042
		1,144,418
Insurance—2.08%
Chubb Corp. 6.375%, due 03/29/67[4]	425,000	414,375
Hartford Life Global Funding Trusts MTN 0.717%, due 06/16/14[4]	71,000	66,994
Metropolitan Life Global Funding I 2.875%, due 09/17/12[5]	2,050,000	2,101,926
5.125%, due 04/10/13[5]	1,850,000	2,015,270
5.125%, due 06/10/14[5]	245,000	268,843
Pricoa Global Funding I 5.400%, due 10/18/12[5]	2,175,000	2,339,365
Prudential Financial, Inc. MTN 4.750%, due 09/17/15	360,000	381,730
5.800%, due 06/15/12	975,000	1,043,418
Teachers Insurance & Annuity Association of America 6.850%, due 12/16/39[5]	625,000	733,855
Travelers Cos., Inc. 6.250%, due 03/15/37[4]	450,000	426,482
		9,792,258
Media—2.61%
Comcast Cable Communications Holdings, Inc. 8.375%, due 03/15/13	1,585,000	1,846,554
9.455%, due 11/15/22	650,000	898,120
Comcast Cable Holdings LLC 8.750%, due 08/01/15	50,000	62,363
Comcast Corp. 5.150%, due 03/01/20	625,000	669,510
5.450%, due 11/15/10	1,525,000	1,545,098
5.850%, due 11/15/15	285,000	327,425
5.900%, due 03/15/16	550,000	630,998
6.450%, due 03/15/37	120,000	132,824
COX Communications, Inc. 7.125%, due 10/01/12	350,000	389,448
8.375%, due 03/01/39[5]	1,030,000	1,379,967
Discovery Communications LLC 3.700%, due 06/01/15	610,000	637,407

Security description	Face amount	Value
Corporate notes—(continued)
Media—(concluded)
NBC Universal, Inc. 5.150%, due 04/30/20[5]	$865,000	$919,403
News America Holdings 8.500%, due 02/23/25	200,000	245,540
9.500%, due 07/15/24	225,000	301,362
News America, Inc. 6.200%, due 12/15/34	600,000	632,668
7.625%, due 11/30/28	170,000	195,610
TCI Communications, Inc. 7.875%, due 08/01/13	100,000	115,042
Time Warner Cable, Inc. 5.850%, due 05/01/17	810,000	899,900
Time Warner, Inc. 7.570%, due 02/01/24	350,000	432,146
		12,261,385
Medical providers—0.52%
UnitedHealth Group 5.250%, due 03/15/11	1,425,000	1,459,468
WellPoint, Inc. 5.000%, due 01/15/11	950,000	966,458
		2,425,926
Multi-line insurance—0.20%
MetLife, Inc. 7.717%, due 02/15/19	750,000	919,289
Oil & gas—0.92%
BP Capital Markets PLC 3.125%, due 03/10/12[8]	1,690,000	1,661,912
Cenovus Energy, Inc. 6.750%, due 11/15/39	965,000	1,162,458
XTO Energy, Inc. 6.250%, due 08/01/17	1,250,000	1,506,833
		4,331,203
Oil refining—0.52%
Canadian Natural Resources Ltd. 5.700%, due 05/15/17	380,000	434,314
5.900%, due 02/01/18	110,000	126,041
6.500%, due 02/15/37	620,000	698,749
Valero Energy Corp. 6.625%, due 06/15/37	1,110,000	1,166,724
		2,425,828
Oil services—0.68%
Halliburton Co. 5.500%, due 10/15/10	850,000	857,549
Petrobras International Finance Co. 5.750%, due 01/20/20	2,120,000	2,253,927
5.875%, due 03/01/18	95,000	102,499
		3,213,975
Paper & forest products—0.11%
International Paper Co. 7.300%, due 11/15/39	460,000	527,206

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Corporate notes—(continued)
Pharmaceuticals—0.69%
Abbott Laboratories 5.600%, due 05/15/11	$535,000	$556,140
Eli Lilly & Co. 3.550%, due 03/06/12	810,000	843,988
Merck & Co., Inc. 4.000%, due 06/30/15	1,325,000	1,451,359
5.300%, due 12/01/13[4]	340,000	382,393
		3,233,880
Pipelines—0.12%
Enterprise Products Operating LLC 6.125%, due 10/15/39	550,000	578,155
Real estate investment trusts—0.62%
AvalonBay Communities, Inc. MTN 6.125%, due 11/01/12	148,000	161,267
ERP Operating LP 6.625%, due 03/15/12	780,000	838,540
Qatari Diar Finance QSC 3.500%, due 07/21/15[5]	1,895,000	1,900,685
		2,900,492
Special purpose entity—0.68%
AEP Texas Central Transition, Series A-4 5.170%, due 01/01/18	425,000	489,496
AngloGold Ashanti Holdings PLC 5.375%, due 04/15/20	340,000	352,933
Crown Castle Towers LLC 6.113%, due 01/15/20[5]	1,805,000	1,983,706
Goldman Sachs Capital II 5.793%, due 06/01/12[6,7]	450,000	360,900
		3,187,035
Telecommunications—3.84%
AT&T, Inc. 5.800%, due 02/15/19	2,300,000	2,642,026
5.875%, due 02/01/12	95,000	101,761
Rogers Communications, Inc. 6.250%, due 06/15/13	825,000	927,623
SBA Tower Trust 4.254%, due 04/15/15[5,9]	1,200,000	1,267,884
Telecom Italia Capital SA 5.250%, due 11/15/13	1,665,000	1,755,794
5.250%, due 10/01/15	205,000	215,878
6.200%, due 07/18/11	1,750,000	1,819,984
Telefonica Emisiones SAU 5.855%, due 02/04/13	925,000	1,005,036
5.984%, due 06/20/11	1,500,000	1,558,350
6.421%, due 06/20/16	950,000	1,080,170
Telefonica Europe BV 7.750%, due 09/15/10	235,000	236,813
Verizon Communications, Inc. 6.350%, due 04/01/19	775,000	916,652
8.750%, due 11/01/18	1,800,000	2,376,182

Security description	Face amount	Value
Corporate notes—(concluded)
Telecommunications—(concluded)
Verizon New Jersey, Inc. 5.875%, due 01/17/12	$2,030,000	$2,153,990
		18,058,143
Tobacco—0.31%
Philip Morris International, Inc. 4.500%, due 03/26/20	1,400,000	1,468,071
Utilities—0.73%
Nisource Finance Corp. 7.875%, due 11/15/10	1,075,000	1,093,949
Tennessee Valley Authority 5.250%, due 09/15/39	2,095,000	2,323,697
		3,417,646
Wireless telecommunications—1.59%
Cellco Partnership/Verizon Wireless Capital LLC 3.750%, due 05/20/11	3,930,000	4,026,415
Vodafone Group PLC 4.150%, due 06/10/14	2,150,000	2,283,693
5.000%, due 12/16/13	1,068,000	1,166,135
		7,476,243
Total corporate notes (cost—$161,143,661)		170,088,722
Non-US government obligations—1.09%
Japan Finance Corp. 2.000%, due 06/24/11	1,120,000	1,130,812
Province of Ontario 1.875%, due 11/19/12	1,455,000	1,480,307
4.100%, due 06/16/14	1,470,000	1,604,060
United Mexican States 5.125%, due 01/15/20	844,000	903,080
Total non-US government obligations (cost—$4,939,371)		5,118,259
Municipal bonds and notes—1.36%
General obligation—0.57%
California State (Build America Bonds) 6.650%, due 03/01/22	750,000	796,500
7.500%, due 04/01/34	460,000	510,954
7.300%, due 10/01/39	300,000	325,344
7.350%, due 11/01/39	450,000	472,208
Illinois State (Build America Bonds), Series 3 6.725%, due 04/01/35	600,000	573,864
		2,678,870
Transportation—0.60%
Chicago O'Hare International Airport (Build America Bonds) 6.395%, due 01/01/40	400,000	419,968

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Municipal bonds and notes—(concluded)
Transportation—(concluded)
Metropolitan Transportation Authority Revenue (Build America Bonds) 6.548%, due 11/15/31	$850,000	$875,236
New Jersey Transportation Trust Fund Authority (Build America Bonds), Series B 6.561%, due 12/15/40	1,425,000	1,532,445
		2,827,649
Water utilities—0.19%
New York City Municipal Water Finance Authority Water & Sewer Revenue (Build America Bonds) 5.724%, due 06/15/42	890,000	917,029
Total municipal bonds and notes (cost—$6,287,527)		6,423,548
Repurchase agreement—10.42%
Repurchase agreement dated 07/30/10 with State Street Bank & Trust Co., 0.010% due 08/02/10, collateralized by $48,450,863 US Treasury Notes, 2.125% to 3.125% due 04/30/15 to 04/30/17; (value—$49,997,801); proceeds: $49,017,041 (cost—$49,017,000)	49,017,000	49,017,000

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—0.36%
Money market fund—0.36%
UBS Private Money Market Fund LLC[10] (cost—$1,702,277)	1,702,277	$1,702,277
Total investments before investments sold short (cost—$500,785,217)— 109.03%		512,968,679
	Face amount
Investments sold short—(3.32)%
FNMA TBA* 4.500%, TBA	$(700,000)	(732,943)
5.000%, TBA	(14,000,000)	(14,870,632)
Total investments sold short (proceeds—$15,590,094)— (3.32)%		(15,603,575)
Liabilities in excess of other assets—(5.71)%		(26,859,108)
Net assets—100.00%		$470,505,996

Aggregate cost for federal income tax purposes before investments sold short was $501,769,988; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$13,302,118
Gross unrealized depreciation	(2,103,427)
Net unrealized appreciation	$11,198,691

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Partial amount delivered to broker as collateral for reverse repurchase agreement.

2  Partial amount delivered to broker as collateral for futures transactions.

3  Entire amount delivered to broker as collateral for investments sold short.

4  Floating rate security. The interest rate shown is the current rate as of July 31, 2010.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 10.82% of net assets as of July 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Variable rate security. The interest rate shown is the current rate as of July 31, 2010, and resets at the next call date.

7  Perpetual bond security. The maturity date reflects the next call date.

8  Security, or portion thereof, was on loan at July 31, 2010.

9  Step bond that converts to the noted fixed rate at a designated future date.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2010

10  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2010.

Security description	Value at 07/31/09	Purchases during the year ended 07/31/10	Sales during the year ended 07/31/10	Value at 07/31/10	Net income earned from affiliate for the year ended 07/31/10
UBS Private Money Market Fund LLC	$7,903,377	$407,956,700	$414,157,800	$1,702,277	$9,953

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of July 31, 2010.

FFCB  Federal Farm Credit Bank

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

MTN  Medium Term Note

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIAA  Teachers Insurance and Annuity Association

Reverse repurchase agreement

Reverse repurchase agreement outstanding as of July 31, 2010 was as follows:

Counterparty	Interest rate	Maturity date	Face amount
Barclays Capital, Inc.	0.230%	08/02/10	$5,412,500

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
46	EUR	German Euro Bund Futures	September 2010	$7,666,039	$7,709,169	$43,130
24	USD	US Treasury Note 2 Year Futures	September 2010	5,256,438	5,259,000	2,562
179	USD	US Treasury Note 5 Year Futures	September 2010	21,268,442	21,449,234	180,792
112	USD	US Treasury Note 10 Year Futures	September 2010	13,817,294	13,867,000	49,706
				48,008,213	48,284,403	276,190
		Sale contracts		Proceeds
79	USD	90 Day Euro Dollar Futures	December 2011	$19,534,528	$19,558,425	$(23,897)
69	USD	Ultra Long-Term US Treasury Bond Futures	September 2010	8,927,801	9,332,250	(404,449)
94	USD	US Treasury Bond 30 Year Futures	September 2010	11,683,700	12,099,563	(415,863)
				40,146,029	40,990,238	(844,209)
						$(568,019)

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2010

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
BNP Paribas SA	EUR	3,610,000	USD	4,655,395	08/16/10	$(48,949)
BNP Paribas SA	USD	3,058,339	EUR	2,400,000	08/16/10	69,202
Citibank N.A.	EUR	12,855,000	USD	16,217,895	08/16/10	(533,998)
Citibank N.A.	USD	14,209,724	EUR	11,375,000	08/16/10	613,519
Goldman Sachs Capital Markets LP	EUR	3,495,000	USD	4,517,917	08/16/10	(36,565)
Goldman Sachs Capital Markets LP	USD	7,752,450	EUR	6,185,000	08/16/10	307,485
						$370,694

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

The following is a summary of the fair valuations according to the inputs used as of July 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$163,312,361	$—	$163,312,361
Federal farm credit bank certificate	—	6,286,140	—	6,286,140
Federal home loan bank certificate	—	2,289,205	—	2,289,205
Federal home loan mortgage corporation certificates	—	6,646,759	—	6,646,759
Federal national mortgage association certificates	—	30,903,152	—	30,903,152
Collateralized mortgage obligations	—	51,134,167	—	51,134,167
Asset-backed securities	—	20,047,089	—	20,047,089
Corporate notes	—	170,088,722	—	170,088,722
Non-US government obligations	—	5,118,259	—	5,118,259
Municipal bonds and notes	—	6,423,548	—	6,423,548
Repurchase agreement	—	49,017,000	—	49,017,000
Investment of cash collateral from securities loaned	—	1,702,277	—	1,702,277
Federal national mortgage association certificates sold short	—	(15,603,575)	—	(15,603,575)
Reverse repurchase agreement	—	(5,412,500)	—	(5,412,500)
Futures contracts, net	(568,019)	—	—	(568,019)
Forward foreign currency contracts, net	—	370,694	—	370,694
Total	$(568,019)	$492,323,298	$—	$491,755,279

At July 31, 2010, there were no transfers between Level 1 and Level 2.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2010

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	86.6%
France	3.3
Canada	1.6
Netherlands	1.5
United Kingdom	1.4
Norway	1.0
Germany	1.0
Luxembourg	0.8
Spain	0.7
Cayman Islands	0.5
Switzerland	0.4
Qatar	0.4
Ireland	0.3
Japan	0.2
Mexico	0.2
Isle of Man	0.1
100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Performance

For the 12 months ended July 31, 2010, the Portfolio's Class P shares returned 16.39%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 14.09%, after the deduction of the maximum UBS PACE Select program fee, for the same 12-month period.) In comparison, the Barclays Capital US Government/Credit Index (the "benchmark") returned 8.94%, and the Lipper Intermediate Investment Grade Debt Funds category posted a median return of 11.10%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 45. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio outperformed its benchmark during the reporting period. An emphasis on attractively priced high-quality assets, especially those with government support, was a significant driver of performance during the review period.

A longer-than-benchmark duration—a measure of a portfolio's sensitivity to interest rate changes—benefited the Portfolio as interest rates fell during the period. A US yield curve-steepening bias—one in which long-term bond yields increase relative to those of short-term bonds—also added to performance as the yield curve steepened during the fiscal year.

An emphasis on agency mortgage-backed securities ("MBS") was a strong contributor to performance as this sector outperformed Treasuries during the fiscal year. Similarly, our exposure to emerging markets bonds also enhanced the Portfolio's results, as they outperformed Treasuries.

Senior non-agency MBS positions benefited the Portfolio as the sector rallied due to strong demand from Public Private Investment Program ("PPIP") buyers, the continued absence of new supply and the improved availability of financing.

UBS PACE Select Advisors Trust – UBS PACE Strategic Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

Saumil H. Parikh

Objective:

Total return consisting of income and capital appreciation

Investment process:

The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Sub-Advisor's comments – concluded

On the negative side, an underweight to utilities detracted from relative results as the sector rallied in the first half of the review period. However, an overweight to bonds issued by financial companies was a strong contributor to relative results, as this area of the market benefited from strong profits and continued government support.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of UBS PACE Strategic Fixed Income Investments Class P shares versus the Barclays Capital US Government/Credit Index over the 10 years ended July 31, 2010. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that UBS PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/10		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	16.09%	7.31%	N/A	7.08%
maximum sales charge	Class B3	15.23%	6.50%	N/A	6.45%[7]
or UBS PACE Select	Class C4	15.52%	6.78%	N/A	6.62%
program fee	Class Y5	16.47%	7.67%	N/A	7.18%
	Class P6	16.39%	7.58%	7.63%	7.33%
After deducting	Class A2	10.84%	6.33%	N/A	6.57%
maximum sales charge	Class B3	10.23%	6.19%	N/A	6.45%[7]
or UBS PACE Select	Class C4	14.77%	6.78%	N/A	6.62%
program fee	Class P6	14.09%	5.45%	5.50%	5.20%
Barclays Capital US Government/Credit Index[8]		8.94%	5.74%	6.48%	6.40%
Lipper Intermediate Investment Grade Debt Funds median		11.10%	5.47%	5.97%	5.82%

Average annual total returns for periods ended June 30, 2010, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 12.92%; 5-year period, 5.76%; since inception, 6.47%; Class B—1-year period, 12.28%; 5-year period, 5.59%; since inception, 6.35%; Class C—1-year period, 16.93%; 5-year period, 6.21%; since inception, 6.52%; Class Y—1-year period, 18.55%; 5-year period, 7.09%; since inception, 7.07%; Class P—1-year period, 16.12%; 5-year period, 4.87%; 10-year period, 5.41%; since inception, 5.14%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.09% and 1.06%; Class B—1.92% and 1.81%; Class C—1.57% and 1.56%; Class Y—0.72% and 0.72%; and Class P—0.86% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.06%; Class B—1.81%; Class C—1.56%; Class Y—0.81%; and Class P—0.81%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total return presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual UBS PACE Select program fee was 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Barclays Capital US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/10
Weighted average duration	6.0	yrs.
Weighted average maturity	8.9	yrs.
Average coupon	4.35%
Net assets (mm)	$752.3
Number of holdings	279
Portfolio composition[1]	07/31/10
Bonds, notes and loan assignments	104.1%
Preferred stock	0.8
Options, futures, swaps and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	(4.8)
Total	100.0%
Quality diversification[1]	07/31/10
US government and agency securities	56.6%
AAA	12.9
AA	6.1
A	13.7
BBB	6.5
BB	1.6
B	1.9
Below B/non-rated	4.8
Preferred stock	0.8
Options, futures, swaps and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	(4.8)
Total	100.0%
Asset allocation[1]	07/31/10
US government obligations	35.4%
Collateralized mortgage obligations	26.5
Corporate notes	25.5
Non-US government obligations	7.3
Asset-backed securities	3.0
Municipal bonds and notes	3.0
US government agency mortgage pass-through certificates	2.8
Preferred stock	0.8
Loan assignments	0.6
Options, futures, swaps and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	(4.8)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]	Value
US government obligations—35.45%
US Treasury Bonds 4.375%, due 05/15/40	22,600,000	$24,157,366
US Treasury Inflation Index Bonds (TIPS) 2.125%, due 02/15/40	2,321,643	2,463,119
US Treasury Notes 3.000%, due 08/31/16	67,100,000	70,759,030
3.125%, due 10/31/16	15,900,000	16,841,582
3.125%, due 05/15/19	1,800,000	1,854,562
3.375%, due 11/15/19[2]	29,040,000	30,274,200
3.500%, due 05/15/20	10,800,000	11,341,728
3.625%, due 08/15/19	97,800,000	104,248,736
4.000%, due 08/15/18	4,300,000	4,776,023
Total US government obligations (cost—$260,174,933)		266,716,346
Government national mortgage association certificates—0.03%
GNMA 8.000%, due 06/15/17	41,429	45,931
8.000%, due 07/15/17	32,246	36,289
8.000%, due 09/15/17	24,707	27,136
8.000%, due 11/15/17	53,581	59,612
GNMA II ARM 3.125%, due 11/20/23	7,913	8,127
3.375%, due 01/20/26	16,779	17,228
3.625%, due 07/20/25	9,776	10,074
4.375%, due 05/20/26	29,339	30,387
Total government national mortgage association certificates (cost—$220,195)		234,784
Federal home loan mortgage corporation certificates*—0.23%
FHLMC 7.645%, due 05/01/25	1,367,310	1,464,731
FHLMC ARM 5.699%, due 03/01/36	243,251	262,355
Total federal home loan mortgage corporation certificates (cost—$1,615,745)		1,727,086
Federal housing administration certificates—0.01%
FHA GMAC 7.430%, due 06/01/21	43,868	43,868
FHA Reilly 7.430%, due 10/01/20	13,774	13,774
Total federal housing administration certificates (cost—$61,402)		57,642

Security description	Face amount[1]	Value
Federal national mortgage association certificates*—2.49%
FNMA 5.396%, due 11/01/34	11,662,407	$12,573,841
6.000%, due 10/01/36	71,668	78,052
FNMA ARM 1.813%, due 08/01/40	180,621	183,603
2.720%, due 05/01/27	45,689	47,768
2.799%, due 04/01/27	36,964	38,557
3.905%, due 05/01/30	123,553	127,935
5.172%, due 10/01/35	407,345	435,017
5.222%, due 09/01/35	342,394	364,443
5.356%, due 11/01/35	486,249	522,313
5.378%, due 01/01/36	537,515	576,495
5.537%, due 03/01/36	328,999	353,916
5.547%, due 01/01/36	291,696	312,487
5.579%, due 02/01/36	675,477	727,072
5.608%, due 03/01/36	264,644	282,786
5.622%, due 12/01/35	348,838	375,987
5.664%, due 03/01/36	433,795	467,358
5.718%, due 03/01/36	473,955	511,180
5.872%, due 06/01/36	111,932	120,687
FNMA ARM COFI 4.683%, due 11/01/26	118,963	117,773
FNMA TBA 6.000%, TBA	500,000	543,125
Total federal national mortgage association certificates (cost—$17,691,642)		18,760,395
Collateralized mortgage obligations—26.50%
ARM Trust, Series 2005-5, Class 2A1 2.871%, due 09/25/35	478,970	350,762
Banc of America Funding Corp., Series 2005-D, Class A1 2.915%, due 05/25/35[3]	4,092,042	4,038,784
Series 2007-3, Class 2A1 5.500%, due 09/25/34	1,769,867	1,597,351
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 3.794%, due 07/20/32[3]	6,867	6,660
Bear Stearns Alternative Loan Trust-A Trust, Series 2005-7, Class 22A1 3.805%, due 09/25/35[3]	1,705,171	1,283,036
Series 2006-1, Class 21A2 5.552%, due 02/25/36[3]	1,764,008	934,328
Bear Stearns ARM Trust, Series 2003-5, Class 2A1 2.764%, due 08/25/33	741,035	718,386
Series 2004-9, Class 22A1 4.034%, due 11/25/34	74,972	70,400
Series 2005-2, Class A1 2.760%, due 03/25/35	2,476,412	2,235,636

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2005-5, Class A2 2.560%, due 08/25/35	4,188,785	$3,955,507
Series 2005-9, Class A1 4.625%, due 10/25/35	1,860,890	1,635,732
Series 2005-10, Class A1 3.577%, due 10/25/35	1,295,740	1,291,721
Bear Stearns Commercial Mortgage Securities, Series 2006-BBA7, Class A1 0.450%, due 03/15/19[3,4]	3,744,572	3,503,452
Bear Stearns, Series 2003-1, Class 5A1 5.445%, due 04/25/33[3]	48,663	47,596
Series 2003-1, Class 6A1 2.960%, due 04/25/33[3]	116,316	113,134
Series 2003-3, Class 1A 2.848%, due 10/25/33[3]	63,333	51,889
Series 2004-3, Class 1A2 2.982%, due 07/25/34[3]	571,862	507,169
Series 2004-6, Class 2A1 3.359%, due 09/25/34[3]	2,568,799	2,146,539
Series 2004-7, Class 1A1 3.903%, due 10/25/34[3]	758,809	527,900
Series 2004-9, Class 2A1 3.433%, due 09/25/34[3]	1,143,797	817,977
Citicorp Mortgage Securities, Inc., Series 2002-12, Class 2A1 5.250%, due 12/25/32	80,971	84,621
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2 2.560%, due 08/25/35[3]	284,755	246,224
Series 2005-6, Class A3 2.210%, due 08/25/35[3]	51,798	47,397
Series 2005-11, Class A1A 2.820%, due 12/25/35[3]	1,185,242	1,045,080
Series 2006-AR1, Class 1A1 2.740%, due 10/25/35[3]	2,954,199	2,381,619
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	457,780	470,171
Series 2005-62, Class 2A1 1.402%, due 12/25/35[3]	862,188	495,871
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	1,710,613	1,131,214
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 2A 6.500%, due 01/25/34[3,4]	1,468,991	1,436,360
Series 2004-12, Class 11A1 2.992%, due 08/25/34[3]	864,235	614,884
Series 2004-12, Class 11A2 2.992%, due 08/25/34[3]	555,580	430,726
Series 2004-12, Class 12A1 2.948%, due 08/25/34[3]	202,926	163,465

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2005-HYB9, Class 5A1 5.250%, due 02/20/36[3]	504,790	$322,166
FHLMC REMIC,* Series 1278, Class K 7.000%, due 05/15/22	122,512	136,544
Series 1367, Class KA 6.500%, due 09/15/22	2,474	2,757
Series 1502, Class PXZ 7.000%, due 04/15/23	666,395	687,003
Series 1503, Class PZ 7.000%, due 05/15/23	229,849	236,028
Series 1534, Class Z 5.000%, due 06/15/23	235,741	235,751
Series 1548, Class Z 7.000%, due 07/15/23	179,429	186,962
Series 1562, Class Z 7.000%, due 07/15/23	278,360	310,240
Series 1694, Class Z 6.500%, due 03/15/24	129,610	149,099
Series 2061, Class Z 6.500%, due 06/15/28	509,543	540,847
Series 2400, Class FQ 0.841%, due 01/15/32[3]	218,485	219,219
Series 2579, Class DZ 5.000%, due 03/15/34	6,858,211	7,420,620
Series 2764, Class LZ 4.500%, due 03/15/34	2,658,107	2,781,012
Series 2764, Class ZG 5.500%, due 03/15/34	4,954,521	5,475,534
Series 2835, Class JZ 5.000%, due 08/15/34	3,761,576	4,123,444
Series 2921, Class PG 5.000%, due 01/15/35	6,200,000	6,785,281
Series 2983, Class TZ 6.000%, due 05/15/35	5,858,201	6,447,587
Series 3149, Class CZ 6.000%, due 05/15/36	8,158,381	8,982,212
Series G23, Class KZ 6.500%, due 11/25/23	175,720	193,436
Series T-054, Class 2A 6.500%, due 02/25/43	1,079,421	1,196,976
Series T-058, Class 2A 6.500%, due 09/25/43	4,087,964	4,531,252
Series T-075, Class A1 0.367%, due 12/25/36[3]	2,493,711	2,478,456
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 3.006%, due 08/25/35[3]	127,083	121,609
FNMA REMIC,* Series 1991-065, Class Z 6.500%, due 06/25/21	11,267	12,452
Series 1992-040, Class ZC 7.000%, due 07/25/22	27,944	31,527

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 1992-129, Class L 6.000%, due 07/25/22	13,685	$14,762
Series 1993-037, Class PX 7.000%, due 03/25/23	37,648	41,343
Series 1993-060, Class Z 7.000%, due 05/25/23	194,760	219,754
Series 1993-065, Class ZZ 7.000%, due 06/25/13	148,268	163,512
Series 1993-070, Class Z 6.900%, due 05/25/23	32,370	36,472
Series 1993-096, Class PZ 7.000%, due 06/25/23	202,844	229,047
Series 1993-160, Class ZB 6.500%, due 09/25/23	68,188	70,459
Series 1993-163, Class ZB 7.000%, due 09/25/23	18,142	19,558
Series 1994-023, Class PX 6.000%, due 08/25/23	381,967	415,866
Series 1998-M7, Class Z 6.390%, due 05/25/36	481,343	548,372
Series 1999-W4, Class A9 6.250%, due 02/25/29	974,377	1,039,227
Series 1998-066, Class FG 0.629%, due 12/25/28[3]	112,198	111,932
Series 2000-034, Class F 0.779%, due 10/25/30[3]	16,517	16,552
Series 2002-080, Class A1 6.500%, due 11/25/42	2,043,927	2,266,524
Series 2003-064, Class AH 6.000%, due 07/25/33	10,695,800	11,780,797
Series 2003-106, Class US 8.582%, due 11/25/23[5,6]	333,000	334,586
Series 2003-W8, Class 2A 7.000%, due 10/25/42	142,834	159,661
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	2,459,509	2,718,623
Series 2004-W8, Class 2A 6.500%, due 06/25/44	2,655,203	2,944,371
Series 2005-024, Class ZE 5.000%, due 04/25/35	1,484,956	1,606,471
Series 2005-116, Class TZ 5.500%, due 01/25/36	7,072,793	7,786,421
Series 2005-120, Class ZU 5.500%, due 01/25/36	7,715,775	8,560,405
Series 2006-065, Class GD 6.000%, due 07/25/26	2,800,000	3,190,993
GNMA REMIC, Trust, Series 2000-009, Class FG 0.941%, due 02/16/30[3]	152,225	153,222
Trust, Series 2002-031, Class FW 0.741%, due 06/16/31[3]	152,456	152,488
Trust, Series 2003-98, Class Z 6.000%, due 11/20/33	14,903,386	16,576,148

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Trust, Series 2005-26, Class ZA 5.500%, due 01/20/35	6,431,958	$7,030,742
GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1 0.438%, due 03/06/20[3,4]	2,057,083	1,988,368
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.943%, due 09/25/35[3]	2,257,180	2,125,848
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 0.691%, due 01/19/35[3]	149,231	80,188
Series 2005-4, Class 3A1 2.960%, due 07/19/35[3]	755,071	600,805
Housing Security, Inc., Series 1992-8, Class B 3.613%, due 06/25/24[3]	293,874	289,943
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.443%, due 01/20/17[3,7]	338,319	356,174
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1 0.539%, due 04/25/46[3]	2,172,568	849,053
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 0.779%, due 12/25/36[3]	1,968,707	650,418
Residential Funding Mortgage Security I, Series 2004-S2, Class A1 5.250%, due 03/25/34	568,286	564,232
Series 2004-S9, Class 1A23 5.500%, due 12/25/34	2,300,000	2,313,621
Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19	392,736	432,336
Series 2000-20K, Class 1 7.220%, due 11/01/20	613,841	676,213
Series 2001-P10B, Class 1 6.344%, due 08/01/11	165,981	172,488
Series 2002-20K, Class 1 5.080%, due 11/01/22	2,742,498	2,947,950
Series 2003-20I, Class 1 5.130%, due 09/01/23	520,284	560,509
Series 2003-20L, Class 1 4.890%, due 12/01/23	1,456,642	1,575,539
Series 2004-P10A, Class 1 4.504%, due 02/10/14	2,057,757	2,155,640
Series 2005-20H, Class 1 5.110%, due 08/01/25	1,878,497	2,038,560
Series 2007-20D, Class 1 5.320%, due 04/01/27	5,395,006	5,934,803
Structured ARM Loan Trust, Series 2004-8, Class 3A 2.589%, due 07/25/34	1,428,903	1,269,477

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 1.001%, due 09/19/32[3]	456,310	$388,466
Series 2006-AR3, Class 11A1 0.539%, due 04/25/36[3]	5,560,627	2,867,243
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	2,362,214	2,105,712
WaMu Mortgage Pass Through Certificates, Series 2002-AR6, Class A 1.813%, due 06/25/42[3]	64,268	51,132
Series 2005-AR1, Class A1A 0.649%, due 01/25/45[3]	175,234	137,984
Series 2005-AR2, Class 2A1A 0.639%, due 01/25/45[3]	210,803	162,269
Series 2006-AR7, Class 3A 3.325%, due 07/25/46[3]	3,114,177	2,072,712
Series 2006-AR9, Class 1A 1.402%, due 08/25/46[3]	2,196,897	1,349,233
Series 2006-AR9, Class 2A 3.325%, due 08/25/46[3]	1,708,204	1,150,961
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 4.675%, due 12/25/33[3]	1,255,362	1,268,684
Series 2004-CC, Class A1 4.913%, due 01/25/35[3]	467,941	455,145
Series 2006-AR2, Class 2A1 4.721%, due 03/25/36[3]	2,779,463	2,466,890
Series 2006-AR8, Class 1A1 3.021%, due 04/25/36[3]	1,179,782	1,103,748
Total collateralized mortgage obligations (cost—$194,133,063)		199,340,257
Asset-backed securities—3.05%
Chase Issuance Trust, Series 2008-A13, Class A13 2.037%, due 09/15/15[3]	2,200,000	2,282,395
Countrywide Asset-Backed Certificates, Series 2007-5, Class 2A1 0.429%, due 09/25/47[3]	806,416	773,111
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[8]	755,576	426,207
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 1.161%, due 09/15/29[3]	60,720	31,539

Security description	Face amount[1]	Value
Asset-backed securities—(concluded)
EFS Volunteer LLC, Series 2010-1, Class A1 1.389%, due 10/26/26[3,4]	1,000,000	$1,000,010
Ford Credit Auto Owner Trust, Series 2008-C, Class A3 1.761%, due 06/15/12[3]	2,797,617	2,812,238
Mid-State Trust Series 4, Class A 8.330%, due 04/01/30	335,576	340,869
SLC Student Loan Trust, Series 2008-2, Class A2 0.987%, due 06/15/17[3]	8,300,000	8,306,465
SLM Student Loan Trust, Series 2008-9, Class A 1.998%, due 04/25/23[3]	6,715,783	6,947,880
Total asset-backed securities (cost—$22,869,633)		22,920,714
Corporate notes—25.50%
Airlines—1.05%
American Airlines Pass Through Trust 2009-1A 10.375%, due 07/02/19	2,958,749	3,313,799
Continental Airlines Pass Through Trust 2009-2, Series A 7.250%, due 11/10/19	200,000	213,000
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19[3]	3,930,323	3,792,761
United Air Lines, 1991 Equipment Trust 10.360%, due 11/27/12[6,9]	231,906	1,044
United Air Lines, 2000 Pass Through Trust, Series 2000-1, Class B 8.030%, due 07/01/11[6]	465,202	565,221
		7,885,825
Banking-non-US—3.38%
Banco Mercantil del Norte SA 4.375%, due 07/19/15[4]	1,800,000	1,792,674
Bank of Scotland PLC 0.597%, due 12/08/10[3,4]	200,000	199,749
Barclays Bank PLC 7.434%, due 12/15/17[4,10,11]	1,000,000	975,000
BNP Paribas 5.186%, due 06/29/15[4,10,11]	3,100,000	2,697,000
Commonwealth Bank of Australia 2.750%, due 10/15/12[4]	4,600,000	4,713,307
Export-Import Bank of Korea 5.125%, due 06/29/20	400,000	418,025
5.875%, due 01/14/15	2,600,000	2,868,611
ING Bank N.V. 3.900%, due 03/19/14[4]	2,000,000	2,162,598

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(concluded)
LBG Capital No.1 PLC 8.500%, due 12/17/21[4,10,11]		2,400,000	$2,016,000
Royal Bank of Scotland Group PLC 7.640%, due 09/27/17[10,11]		5,500,000	3,410,000
Santander US Debt SA Unipersonal 1.333%, due 03/30/12[3,4]		4,300,000	4,179,725
			25,432,689
Banking-US—2.89%
Bank of America Corp. 5.750%, due 12/01/17		3,200,000	3,381,619
Bank of America N.A. 5.300%, due 03/15/17		3,500,000	3,574,578
6.100%, due 06/15/17		4,400,000	4,685,001
CIT Group, Inc. 7.000%, due 05/01/13		2,500,000	2,475,000
7.000%, due 05/01/14		1,300,000	1,264,250
Credit Suisse New York MTN 5.000%, due 05/15/13		2,700,000	2,923,244
JPMorgan Chase Bank N.A. 0.866%, due 06/13/16[3]		400,000	376,657
US Central Federal Credit Union 1.900%, due 10/19/12		3,000,000	3,071,925
			21,752,274
Computers—0.55%
Hewlett-Packard Co. 2.250%, due 05/27/11		4,100,000	4,158,081
Diversified financials—5.22%
American Express Co. 6.150%, due 08/28/17		5,400,000	6,062,591
General Electric Capital Corp. 5.500%, due 09/15/67[3,4]	EUR	5,000,000	5,570,969
General Electric Capital Corp. MTN 0.689%, due 12/28/18[3]		800,000	685,283
1.384%, due 05/22/13[3]		3,500,000	3,475,962
Goldman Sachs Group, Inc. 0.988%, due 03/22/16[3]		1,000,000	926,019
LeasePlan Corp. N.V. MTN 3.250%, due 05/22/14	EUR	4,300,000	5,869,604
Lehman Brothers Holdings, Inc. MTN 5.625%, due 01/24/13[9]		4,500,000	973,125
Macquarie Bank Ltd. 2.600%, due 01/20/12[4]		900,000	917,482
Merrill Lynch & Co. MTN 6.875%, due 04/25/18		8,200,000	9,148,543
Temasek Financial I Ltd. 4.300%, due 10/25/19[4]		5,400,000	5,660,917
			39,290,495

Security description	Face amount[1]		Value
Corporate notes—(continued)
Education—0.50%
Stanford University 4.250%, due 05/01/16		3,500,000	$3,776,955
Electric utilities—0.26%
PSE&G Power LLC 5.000%, due 04/01/14		1,800,000	1,953,241
Electric-generation—0.94%
Korea Hydro & Nuclear Power Co. Ltd. 6.250%, due 06/17/14		100,000	111,298
6.250%, due 06/17/14[4]		6,278,000	6,987,296
			7,098,594
Electric-integrated—0.03%
Centrais Eletricas Brasileiras SA 6.875%, due 07/30/19[4]		200,000	225,000
Financial services—2.26%
Ally Financial, Inc. 7.250%, due 03/02/11		1,300,000	1,324,016
Citigroup, Inc. 0.535%, due 05/18/11[3]		700,000	696,807
2.136%, due 05/15/18[3]		900,000	831,622
8.500%, due 05/22/19		3,700,000	4,496,303
Morgan Stanley MTN 0.997%, due 11/29/13[3]	EUR	5,900,000	7,152,794
SLM Corp. 0.737%, due 03/15/11[3]		2,600,000	2,526,948
			17,028,490
Health care—0.07%
DaVita, Inc. 6.625%, due 03/15/13		544,000	551,480
Insurance—3.09%
American International Group, Inc. 8.175%, due 05/15/58[3]		6,400,000	5,536,000
8.250%, due 08/15/18		4,100,000	4,397,250
8.625%, due 05/22/38[3]	GBP	1,600,000	2,096,383
American International Group, Inc. MTN 4.000%, due 09/20/11	EUR	1,500,000	1,942,128
Progressive Corp. 6.700%, due 06/15/37[3]		2,800,000	2,684,640
Prudential Financial, Inc. MTN 6.000%, due 12/01/17		6,000,000	6,581,652
			23,238,053
Media—0.22%
Historic TW, Inc. 9.125%, due 01/15/13		1,400,000	1,650,894
Oil refining—0.04%
Valero Energy Corp. 6.625%, due 06/15/37		300,000	315,331

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]	Value
Corporate notes—(concluded)
Oil services—1.80%
BP Capital Markets PLC 0.667%, due 04/11/11[3]	700,000	$683,935
3.625%, due 05/08/14[12]	200,000	192,165
BP Capital Markets PLC MTN 2.750%, due 02/27/12	200,000	193,151
Cameron International Corp. 6.375%, due 07/15/18	8,400,000	9,037,241
El Paso Corp. 7.000%, due 06/15/17	1,700,000	1,779,071
Shell International Finance BV 4.300%, due 09/22/19	1,600,000	1,681,752
		13,567,315
Paper & forest products—0.08%
Celulosa Arauco y Constitucion SA 7.250%, due 07/29/19	500,000	574,501
Pipelines—0.26%
Kinder Morgan Finance Co. 5.350%, due 01/05/11	1,900,000	1,923,750
Retail—0.46%
Macy's Retail Holdings, Inc. 8.375%, due 07/15/15[8]	3,100,000	3,468,125
Telecommunication services—0.63%
Vodafone Group PLC 5.450%, due 06/10/19	4,300,000	4,694,624
Telephone-integrated—0.21%
Sprint Capital Corp. 7.625%, due 01/30/11	1,500,000	1,533,750
Tobacco—0.22%
Reynolds American, Inc. 7.250%, due 06/15/37	1,600,000	1,665,838
Wireless telecommunications—1.34%
America Movil SAB de C.V. 3.625%, due 03/30/15[4]	2,500,000	2,607,485
Cellco Partnership/Verizon Wireless Capital LLC 3.750%, due 05/20/11	7,300,000	7,479,091
		10,086,576
Total corporate notes (cost—$188,779,014)		191,871,881
Loan assignments[3]—0.61%
Diversified financials—0.37%
AGFS Funding Co., Term Loan B 7.250%, due 08/23/10	2,000,000	1,975,420
First Data Corp. Term Loan B2 3.066%, due 08/31/10	43,947	38,135
3.079%, due 08/24/10	930,990	807,848
		2,821,403

Security description	Face amount[1]		Value
Loan assignments[3]—(concluded)
Health care—0.14%
DaVita, Inc., Tranche B1 Term Loan 1.830%, due 08/26/10		756,563	$737,460
1.840%, due 08/23/10		32,242	31,427
1.850%, due 08/02/10		182,230	177,628
2.040%, due 09/30/10		128,966	125,710
			1,072,225
Raw materials/paper—0.10%
Georgia-Pacific Corp. New Term Loan B 2.475%, due 08/31/10		110,732	108,956
2.533%, due 09/30/10		17,302	17,024
2.537%, due 09/10/10		623,500	613,499
			739,479
Total loan assignments (cost—$4,691,230)			4,633,107
Non-US government obligations—7.27%
Canadian Government Bond 2.000%, due 12/01/14	CAD	3,000,000	2,893,196
4.500%, due 06/01/15	CAD	10,000,000	10,710,471
Emirate of Abu Dhabi 6.750%, due 04/08/19[4]		2,300,000	2,723,214
Federal Republic of Brazil 6.000%, due 01/17/17		5,500,000	6,242,500
Government of Norway 6.500%, due 05/15/13	NOK	19,887,000	3,637,356
Kingdom of Denmark 4.000%, due 11/15/19	DKK	34,200,000	6,604,920
Notas do Tesouro Nacional, Series F 10.000%, due 01/01/17	BRL	28,400,000	14,972,702
State of Qatar 4.000%, due 01/20/15[4]		4,300,000	4,455,875
5.250%, due 01/20/20[4]		2,100,000	2,223,375
6.400%, due 01/20/40[4]		200,000	220,500
Total non-US government obligations (cost—$53,218,095)			54,684,109
Municipal bonds and notes—2.98%
Education—1.40%
Clark County School District, Limited Tax (Building), Series A 5.000%, due 06/15/19		300,000	335,721
Los Angeles Unified School District Refunding, Series A-1 (NATL-RE Insured) 4.500%, due 07/01/25		3,200,000	3,175,840
4.500%, due 01/01/28		3,800,000	3,657,652
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25		100,000	108,257

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]	Value
Municipal bonds and notes—(continued)
Education—(concluded)
University of Toledo General Receipts Bonds (Build America Bonds) 6.750%, due 06/01/22	2,000,000	$2,254,960
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 4.980%, due 01/01/21[13]	1,600,000	990,080
		10,522,510
General obligation—0.37%
California State Build America Bonds 7.500%, due 04/01/34	1,400,000	1,555,078
Cook County Build America Bonds (Recovery Zone Economic Development) 6.360%, due 11/15/33	1,200,000	1,253,280
		2,808,358
Tobacco—0.21%
Buckeye Tobacco Settlement Financing Authority (Asset Backed Series Turbo), Series A-2 5.875%, due 06/01/47	500,000	355,635
Tobacco Settlement Funding Corp., Louisiana, Series 2001-B 5.875%, due 05/15/39	1,075,000	1,050,813
Tobacco Settlement Funding Corp., Rhode Island, Series A 6.250%, due 06/01/42	200,000	189,446
		1,595,894
Transportation—0.75%
Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds) 6.263%, due 04/01/49	1,500,000	1,567,455
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	3,282,280
Port Authority of New York & New Jersey Consolidated (One Hundred Fifty-Eight) 5.859%, due 12/01/24	700,000	771,568
		5,621,303

Security description	Face amount[1]	Value
Municipal bonds and notes—(concluded)
Utilities—0.25%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	$106,132
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,759,619
		1,865,751
Total municipal bonds and notes (cost—$20,904,375)		22,413,816
	Number of shares
Preferred stock[14]—0.83%
Commercial banks—0.83%
Wells Fargo & Co. (cost—$3,810,820)	6,400	6,220,800
	Face amount[1]
Short-term US government obligations—0.17%
US Treasury Bills 0.186%, due 08/26/10[15]	280,000	279,976
0.191%, due 01/06/11[15]	410,000	409,652
0.194%, due 01/13/11[15]	520,000	519,559
0.217%, due 01/13/11[15]	100,000	99,912
Total short-term US government obligations (cost—$1,309,099)		1,309,099
Repurchase agreement—0.57%
Repurchase agreement dated 07/30/10 with State Street Bank & Trust Co., 0.010% due 08/02/10, collateralized by $4,227,601 US Treasury Notes, 2.125% to 3.125% due 04/30/15 to 04/30/17, (value—$4,362,580); proceeds: $4,277,004 (cost—$4,277,000)	4,277,000	4,277,000

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—0.03%
Money market fund — 0.03%
UBS Private Money Market Fund LLC[16] (cost—$196,020)	196,020	$196,020
Total investments (cost—$773,952,266)— 105.72%		795,363,056
Liabilities in excess of other assets—(5.72)%		(43,030,431)
Net assets—100.00%		$752,332,625

Aggregate cost for federal income tax purposes was $774,206,403; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$41,068,481
Gross unrealized depreciation	(19,911,828)
Net unrealized appreciation	$21,156,653

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Partial amount delivered to broker as collateral for futures transactions.

3  Floating rate security. The interest rate shown is the current rate as of July 31, 2010.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 7.74% of net assets as of July 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Inverse variable rate security. The interest rate shown is the current rate as of July 31, 2010.

6  Illiquid securities representing 0.41% of net assets as of July 31, 2010.

7  Security is being fair valued by a valuation committee under the direction of the board of trustees.

8  Step bond that converts to the noted fixed rate at a designated future date.

9  Bond interest in default.

10  Variable rate security. The interest rate shown is the current rate as of July 31, 2010. and resets at the next call date.

11  Perpetual bond security. The maturity date reflects the next call date.

12  Security, or portion thereof, was on loan at July 31, 2010.

13  Zero coupon bond. The interest rate represents annualized yield at date of purchase.

14  Non cumulative preferred stock. Convertible until 12/31/49.

15  Rates shown are the discount rates at date of purchase.

16  The table below details the Portfolios's transaction activity in an affiliated issuer during the year ended July 31, 2010.

Security description	Value at 07/31/09	Purchases during the year ended 07/31/10	Sales during the year ended 07/31/10	Value at 07/31/10	Net income earned from affiliate for the year ended 07/31/10
UBS Private Money Market Fund LLC	$16,758,475	$246,010,252	$262,572,707	$196,020	$8,191

AGM  Assured Guaranty Municipal Corporation

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of July 31, 2010.

BRL  Brazilian Real

CAD  Canadian Dollar

COFI  Cost of Funds Index

DKK  Danish Krone

EUR  Euro

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2010

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GBP  Great Britain Pound

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

GS  Goldman Sachs

MTN  Medium Term Note

NATL-RE  National Reinsurance

NOK  Norwegian Krone

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Written options6

Notional amount (000)	Call options written	Counterparty	Pay/ receive floating rate	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
$58,700	USD 3 Month LIBOR[17] Interest Rate Swap, strike @ 3.250%	Barclays Bank PLC	Receive	08/31/10	$275,890	$(1,782,461)	$(1,506,571)
	Put options written
61,700	USD 3 Month LIBOR[17] Interest Rate Swap, strike @ 4.750%	Barclays Bank PLC	Pay	08/31/10	431,900	(6)	431,894
					$707,790	$(1,782,467)	$(1,074,677)

17  3 Month LIBOR (USD on London Interbank Offered Rate) at July 31, 2010 was 0.454%.

LIBOR  London Interbank Offered Rate

Currency type abbreviation:

USD  United States Dollar

Written option activity for the year ended July 31, 2010 was as follows:

	Notional amount (000)	Premiums received
Options outstanding at July 31, 2009	$77,900	$518,914
Options written	174,201	1,722,145
Options terminated in closing purchase transactions	(102,300)	(795,079)
Options expired prior to exercise	(29,401)	(738,190)
Options outstanding at July 31, 2010	$120,400	$707,790

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2010

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation
569	USD	90 Day Euro Dollar Futures	March 2012	$140,139,413	$140,607,013	$467,600
128	USD	US Treasury Note 10 Year Futures	September 2010	15,408,032	15,848,000	439,968
				$155,547,445	$156,455,013	$907,568

Currency type abbreviation:

USD  United States Dollar

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Bank of America N.A.	GBP	1,518,000	USD	2,249,722	09/23/10	$(131,692)
Barclays Bank PLC Wholesale	EUR	19,881,000	USD	25,487,442	10/26/10	(415,883)
Barclays Bank PLC Wholesale	USD	954,099	SGD	1,338,000	09/16/10	29,948
Barclays Capital	INR	78,659,000	USD	1,728,769	11/12/10	58,271
Barclays Capital	TWD	326,115	USD	10,427	10/12/10	215
Barclays Capital	KRW	8,240,000,000	USD	6,998,471	11/12/10	62,937
Barclays Capital	USD	4,550,426	KRW	5,327,639,000	11/12/10	(66,200)
Citibank N.A.	DKK	109,000	USD	18,050	09/21/10	(1,012)
Citibank N.A.	EUR	3,898,000	USD	5,061,288	10/26/10	(17,489)
Citibank N.A.	JPY	240,092,400	USD	2,760,000	10/26/10	(21,128)
Citibank N.A.	TWD	716,000	USD	22,824	10/12/10	404
Citibank N.A.	USD	244,647	CAD	255,000	08/16/10	3,357
Citibank N.A.	USD	2,493,994	KRW	2,912,361,000	11/12/10	(42,685)
Citibank N.A.	USD	3,093,929	NOK	19,887,000	09/21/10	170,899
Citibank N.A.	USD	488	TWD	15,164	10/12/10	(13)
Credit Suisse London Branch	NOK	22,367,000	USD	3,430,942	09/21/10	(241,025)
Deutsche Bank AG London	TWD	566,097	USD	18,195	01/14/11	362
Deutsche Bank AG London	USD	10,400,000	CNY	62,712,000	01/28/15	(525,348)
Deutsche Bank AG London	USD	814,144	SGD	1,142,163	09/16/10	25,872
Goldman Sachs International	CAD	13,938,000	USD	13,096,055	08/16/10	(459,550)
Goldman Sachs International	JPY	321,896,300	USD	3,700,000	10/26/10	(28,709)
HSBC Bank USA	USD	1,700,000	INR	78,659,000	11/12/10	(29,502)
JPMorgan Chase Bank	BRL	26,511,000	USD	14,700,566	10/04/10	(174,035)
JPMorgan Chase Bank	MXN	318,429	USD	24,667	09/24/10	(354)
JPMorgan Chase Bank	TWD	487,000	USD	15,421	01/14/11	79
JPMorgan Chase Bank	SGD	9,304	USD	6,648	09/16/10	(195)
Morgan Stanley & Co., Inc.	CAD	19,865,000	USD	18,859,416	08/16/10	(460,579)
Morgan Stanley & Co., Inc.	TWD	468,000	USD	14,893	01/14/11	149
Royal Bank of Scotland PLC	USD	460,647	AUD	520,000	10/29/10	5,057
						$(2,257,849)

Currency type abbrevations:

AUD  Australian Dollar

CAD  Canadian Dollar

CNY  Chinese Yuan Renminbi

DKK  Danish Krone

EUR  Euro

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2010

INR  Indian Rupee

KRW  South Korean Won

NOK  Norwegian Krone

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio	Upfront payments (made) received	Value	Unrealized appreciation
Merrill Lynch Capital Services, Inc.	CAD	19,800	03/14/16	0.987%[18]		2.500%	$349,862	$(249,641)	$100,221
Citibank N.A.	USD	6,500	12/16/16	0.454	[17]	4.000	(95,875)	708,956	613,081
Deutsche Bank AG	USD	1,900	12/15/20	0.454	[17]	4.000	(109,630)	160,468	50,838
Morgan Stanley Capital Services, Inc.	USD	8,000	12/16/16	0.454	[17]	4.000	(234,860)	872,561	637,701
Morgan Stanley Capital Services, Inc.	USD	1,700	12/15/20	0.454	[17]	4.000	(100,130)	143,577	43,447
Royal Bank of Scotland PLC	USD	1,900	06/16/20	0.454	[17]	4.000	(109,345)	189,558	80,213
Royal Bank of Scotland PLC	USD	9,800	12/15/20	0.454	[17]	4.000	(578,200)	827,678	249,478
							$(878,178)	$2,653,157	$1,774,979

18  Rate based on 3 Month LIBOR (CAD on Interbank Offered Rate).

CAD  Canadian Dollar

USD  United States Dollar

Credit default swaps on corporate issues—buy protection19

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments (made)	Value	Unrealized appreciation (depreciation)
Barclays Bank PLC	USD	3,100	09/20/15	7.150%[20]		—	[21]	$—	$(734,081)	$(734,081)
Citibank N.A.	USD	5,000	12/20/11	2.470	[20]	—	[22]	—	(131,529)	(131,529)
Citibank N.A.	USD	300	12/20/13	3.400	[20]	—	[23]	—	(21,003)	(21,003)
Credit Suisse First Boston	USD	1,400	03/20/13	1.450	[20]	—	[24]	—	(39,224)	(39,224)
Deutsche Bank AG	USD	3,200	12/20/17	1.020	[20]	—	[25]	—	83,684	83,684
Deutsche Bank AG	USD	1,000	06/20/18	1.370	[20]	—	[26]	(45,996)	20,608	(25,388)
Deutsche Bank AG	USD	8,400	09/20/18	0.820	[20]	—	[27]	—	433,443	433,443
								$(45,996)	$(388,102)	$(434,098)

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2010

19  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

20  Payments made are based on the notional amount.

21  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Macy's Retail Holdings, Inc. bond, 8.875%, due 07/15/15.

22  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Wachovia Corp. bond 5.300%, due 10/15/11.

23  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Valero Energy Corp. bond, 8.750%, due 06/15/30.

24  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Historic TW, Inc. bond, 9.125%, due 01/15/13.

25  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Bank of America Corp. bond, 5.750%, due 12/01/17.

26  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Merrill Lynch & Co. bond, 6.875%, due 04/25/18.

27  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Cameron International Corp. bond, 6.375%, due 07/15/18.

USD  United States Dollar

Credit default swaps on corporate and sovereign issues—sell protection28

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments (made) received	Value	Unrealized appreciation (depreciation)		Credit spread[29]
Barclays Bank PLC	EUR	300	06/20/12	—	[30]	1.000%[31]		$32,958	$(16,233)	$16,725	[6]	3.34%
Barclays Bank PLC	EUR	500	06/20/15	—	[30]	1.000	[31]	75,251	(57,612)	17,639	[7]	3.20
Barclays Bank PLC	USD	3,900	03/20/13	—	[32]	2.030	[31]	—	(27,254)	(27,254)		2.31
Barclays Bank PLC	USD	2,800	09/20/10	—	[33]	1.000	[31]	5,721	(1,215)	4,506		1.30
BNP Paribas	USD	1,000	12/20/12	—	[34]	2.870	[31]	—	(78,753)	(78,753)		6.61
Citibank N.A.	USD	1,800	03/20/14	—	[35]	5.000	[31]	88,920	170,906	259,826		2.25
Citibank N.A.	USD	200	06/20/15	—	[30]	5.000	[31]	(3,642)	14,550	10,908	[7]	3.20
Credit Suisse First Boston	USD	1,200	06/20/15	—	[30]	5.000	[31]	(18,409)	87,301	68,892	[6]	3.20
Deutsche Bank AG	USD	3,000	03/20/13	—	[32]	2.073	[31]	—	(17,699)	(17,699)		2.31
Deutsche Bank AG	USD	1,700	03/20/15	—	[36]	1.000	[31]	(27,689)	44,064	16,375	[7]	0.43
Deutsche Bank AG	USD	700	06/20/15	—	[30]	5.000	[31]	(24,474)	50,925	26,451	[6]	3.20
Deutsche Bank AG	USD	1,000	12/20/12	—	[34]	2.900	[31]	—	(78,121)	(78,121)		6.61
								$128,636	$90,859	$219,495

28  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2010

29  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

30  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the BP Capital Markets America bond, 4.200%, due 06/15/18.

31  Payments received are based on the notional amount.

32  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the MetLife, Inc. bond, 5.000%, due 06/15/15.

33  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the RSHB Capital SA bond, 6.299%, due 05/15/17.

34  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the SLM Corp. bond, 5.125%, due 08/27/12.

35  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the El Paso Corp. bond, 6.875%, due 06/15/14.

36  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Australian Government bond, 6.500%, due 05/15/23.

EUR  Euro

USD  United States Dollar

The following is a summary of the fair valuations according to the inputs used as of July 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$266,716,346	$—	$266,716,346
Government national mortgage association certificates	—	234,784	—	234,784
Federal home loan mortgage corporation certificates	—	262,355	1,464,731	1,727,086
Federal housing administration certificates	—	—	57,642	57,642
Federal national mortgage association certificates	—	18,642,622	117,773	18,760,395
Collateralized mortgage obligations	—	198,984,083	356,174	199,340,257
Asset-backed securities	—	22,920,714	—	22,920,714
Corporate notes	—	191,871,881	—	191,871,881
Loan assignments	—	4,633,107	—	4,633,107
Non-US government obligations	—	54,684,109	—	54,684,109
Municipal bonds and notes	—	22,413,816	—	22,413,816
Preferred stock	—	6,220,800	—	6,220,800
Short-term US government obligations	—	1,309,099	—	1,309,099
Repurchase agreement	—	4,277,000	—	4,277,000
Investment of cash collateral for securities loaned	—	196,020	—	196,020
Written options	—	(1,782,467)	—	(1,782,467)
Futures contracts	907,568	—	—	907,568
Forward foreign currency contracts, net	—	(2,257,849)	—	(2,257,849)
Swap agreements, net	—	2,355,914	—	2,355,914
Total	$907,568	$791,682,334	$1,996,320	$794,586,222

At July 31, 2010, there were no transfers between Level 1 and Level 2.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2010

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2010:

	Federal home loan mortgage corporation certificates	Federal housing administration certificates	Federal national mortgage association certificates	Collateralized mortgage obligations	Total
Beginning balance	$1,512,265	$104,298	$149,678	$3,395,174	$5,161,415
Net purchases/(sales)	(46,050)	(47,700)	(33,770)	(759,298)	(886,818)
Accrued discounts/(premiums)	—	(2,906)	—	—	(2,906)
Total realized gain/(loss)	—	—	—	—	—
Net change in unrealized appreciation/depreciation	(1,484)	3,950	1,865	198,753	203,084
Net transfers in/(out) of Level 3	—	—	—	(2,478,455)	(2,478,455)
Ending balance	$1,464,731	$57,642	$117,773	$356,174	$1,996,320

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2010 was $20,015.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	85.4%
Brazil	2.7
Canada	2.0
United Kingdom	1.6
South Korea	1.3
Netherlands	1.2
Qatar	0.9
Denmark	0.8
Singapore	0.7
Australia	0.7
Mexico	0.6
Spain	0.5
Norway	0.5
Switzerland	0.4
United Arab Emirates	0.3
France	0.3
Chile	0.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Performance

For the 12 months ended July 31, 2010, the Portfolio's Class P shares returned 7.54%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 5.40%, after the deduction of the maximum UBS PACE Select program fee, for the same 12-month period.) In comparison, the Barclays Capital US Municipal 3-15 year Blend Index (the "benchmark") returned 7.55%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of 7.59%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 64. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

During the reporting period, the Portfolio performed largely in line with its benchmark. Contributing to performance was favorable sector allocation and revenue bond security selection, along with a positive impact from yield curve exposure. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

The municipal bond market was supported by favorable supply-and-demand dynamics with relatively light tax-exempt issuance, coupled with intensifying demand by individual investors. Within the municipal bond market, investor sentiment generally reflected a high risk tolerance and a preference for securities with attractive yields. Against this backdrop, the Portfolio was well-positioned with an overweight to high-quality and research-intensive revenue bond sectors, as well as underweights to low-yielding pre-refunded and general obligation bonds. (Pre-refunded bonds are issued to fund another callable bond, where the issuer actually decides to exercise its right to buy its bonds back before the scheduled maturity date.) Additionally, the Portfolio's underweight bias toward pre-refunded bonds was a plus overall, relative to the benchmark, as the sector lagged other higher-yielding securities.

With tax-exempt interest rates hovering near 40-year lows and investors focused on incremental yield, the Portfolio's strategic emphasis toward bonds backed by revenue streams from essential service providers such as water, sewer, utility and transportation was advantageous. These operating entities are less tied to the cyclical swings in the economy than general obligation bonds. Exposure to corporate-backed securities, such as tobacco securitization and prepaid natural gas, was reduced during this period to both capture strong performance and lower the overall risk profile of the Portfolio.

UBS PACE Select Advisors Trust –
UBS PACE Municipal Fixed Income Investments

Investment Sub-Advisor:

Standish Mellon Asset Management Company LLC ("Standish Mellon")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Sub-Advisor's comments – concluded

The fundamental credit picture for state and local governments is being supported by ongoing spending cuts (including those to payrolls, capital projects and services) and tax/fee hikes. State tax collections are recently showing signs of stabilization. The market witnessed strong relative performance from many general obligation bonds due to retail investors' faith in issuers raising taxes if necessary to meet their debt obligations.

Notably, bonds issued by the State of California, New York City and Puerto Rico were the top performers in the market. In fact, the results generated by the Portfolio's overweight to strong-performing Puerto Rico bonds was enough to offset the impact from the Portfolio's relative underweight to California and New York City bonds. This underweight position detracted from performance when these bonds rallied during the review period.

With continued evidence of a weak economic recovery, as well as stable and low inflation expectations, the Federal Reserve Board continues to be committed to an extended period of low rates. Duration positioning of the Portfolio—duration being a measure of a portfolio's sensitivity to interest rate changes—was kept within a relatively tight band around the benchmark. However, being modestly long to the benchmark was a positive, as interest rates declined during the period. The Portfolio's overweighting to 8- to 12-year maturities was also a plus as longer maturity bonds performed strongly, versus their shorter duration counterparts. Municipal bonds with call features which allow the issuer to opportunistically redeem bonds at a set price were poor performers overall during the period, making the Portfolio's underweight a positive contributor to relative returns.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of UBS PACE Municipal Fixed Income Investments Class P shares versus the Barclays Capital US Municipal 3-15 Year Blend Index over the 10 years ended July 31, 2010. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that UBS PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/10		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	7.18%	4.02%	N/A	3.86%
maximum sales charge	Class B3	6.37%	3.24%	N/A	3.36%[7]
or UBS PACE Select	Class C4	6.65%	3.50%	N/A	3.56%
program fee	Class Y5	7.45%	4.29%	N/A	4.12%
	Class P6	7.54%	4.29%	4.42%	4.57%
After deducting	Class A2	2.33%	3.07%	N/A	3.35%
maximum sales charge	Class B3	1.37%	2.89%	N/A	3.36%[7]
or UBS PACE Select	Class C4	5.90%	3.50%	N/A	3.56%
program fee	Class P6	5.40%	2.23%	2.35%	2.50%
Barclays Capital US Municipal 3-15 Year Blend Index[8]		7.55%	5.15%	5.55%	5.55%
Lipper Intermediate Municipal Debt Funds median		7.59%	4.11%	4.61%	4.69%

Average annual total returns for periods ended June 30, 2010, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 2.74%; 5-year period, 2.65%; since inception, 3.22%; Class B—1-year period, 1.79%; 5-year period, 2.47%; since inception, 3.23%; Class C—1-year period, 6.32%; 5-year period, 3.08%; since inception, 3.44%; Class Y—1-year period, 7.87%; 5-year period, 3.85%; since inception, 3.99%; Class P—1-year period, 5.82%; 5-year period, 1.81%; 10-year period, 2.31%; since inception, 2.42%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—0.96% and 0.93%; Class B—1.74% and 1.68%; Class C—1.47% and 1.43%; Class Y—0.76% and 0.68%; and Class P—0.74% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total return presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual UBS PACE Select program fee was 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Barclays Capital US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/10
Weighted average duration	4.9	yrs.
Weighted average maturity	5.9	yrs.
Average coupon	5.22%
Net assets (mm)	$328.5
Number of holdings	165
Portfolio composition[1]	07/31/10
Municipal bonds and notes	98.8%
Tax-free money market fund	1.1
Cash equivalents and other assets less liabilities	0.1
Total	100.0%
Top five sectors[1]	07/31/10
Revenue	46.7%
General obligations	23.8
Lease revenue/special revenue	18.8
Pre-refunded	4.6
Housing	2.0
Total	95.9%
Top five states[1]	07/31/10
Texas	14.5%
California	12.2
Florida	8.2
Illinois	7.8
Washington	6.6
Total	49.3%
Quality diversification[1]	07/31/10
AAA and agency backed securities	34.9%
AA	30.6
A	20.5
BBB	6.6
Non-rated	6.2
Tax-free money market fund	1.1
Cash equivalents and other assets less liabilities	0.1
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Municipal bonds and notes—98.75%
Alabama—0.67%
Birmingham Waterworks Board Water Revenue Series A (Assured Guaranty Insured) 5.000%, due 01/01/24	$2,005,000	$2,192,026
Alaska—2.76%
Alaska Housing Finance Corp. General Housing Series C (NATL-RE Insured) 5.000%, due 12/01/13	1,110,000	1,237,239
Alaska Housing Finance Corp. Mortgage Series A-2 5.650%, due 12/01/10[1]	970,000	972,571
Alaska International Airports Revenue Refunding Series A (NATL-RE Insured) 5.500%, due 10/01/15[1]	3,500,000	3,830,785
North Slope Boro Series A (NATL-RE Insured) 5.000%, due 06/30/16	2,000,000	2,317,580
Northern Tobacco Securitization Corp. Alaska Tobacco Settlement Asset-Backed Bonds Series A 4.625%, due 06/01/23	730,000	694,281
		9,052,456
Arizona—1.69%
Arizona State Transportation Board Excise Tax Revenue Maricopa County Regional Area Road Fund 5.000%, due 07/01/15	2,000,000	2,333,840
Pima County Sewer Revenue System (AGM Insured) 5.000%, due 07/01/23	1,500,000	1,635,900
San Manuel Entertainment Series 04-C 4.500%, due 12/01/16[2]	1,800,000	1,581,534
		5,551,274
California—12.23%
California State 5.000%, due 03/01/17	2,000,000	2,218,820
5.000%, due 08/01/19	3,000,000	3,276,450
5.250%, due 10/01/20	1,000,000	1,125,760
5.500%, due 04/01/21	3,000,000	3,391,260
California State Department of Water Resources Power Supply Revenue Series L 5.000%, due 05/01/14	1,250,000	1,427,925
5.000%, due 05/01/17	1,000,000	1,164,550
California State Economic Recovery Refunding Series A 5.000%, due 07/01/20	3,000,000	3,411,060

Security description	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
California Statewide Communities Development Authority Pollution Control Revenue Refunding Southern California Edison Company Series A (Mandatory Put 04/01/13 @ 100) (XL Capital Insured) 4.100%, due 04/01/28[3]	$1,000,000	$1,068,720
California Statewide Communities Development Authority Revenue Kaiser Permanente Series A 5.000%, due 04/01/19	3,000,000	3,332,670
California Statewide Communities Development Authority Revenue St. Joseph Series F (AGM Insured) 5.250%, due 07/01/18	1,500,000	1,704,030
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Asset-Backed Senior Series A-1 4.500%, due 06/01/27	4,885,000	4,231,582
Los Angeles Wastewater System Revenue Refunding Series A (NATL-RE-FGIC Insured) 6.000%, due 06/01/22	2,000,000	2,520,520
San Diego Public Facilities Financing Authority Sewer Revenue Senior Series A 5.000%, due 05/15/25	2,500,000	2,708,675
Southern California Public Power Authority Power Project Revenue Canyon Power Series A 5.000%, due 07/01/22	2,000,000	2,240,620
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue Asset-Backed Bonds Series A-1 4.750%, due 06/01/23	825,000	751,468
Tuolumne Wind Project Authority Revenue Tuolumne Co. Project Series A 5.250%, due 01/01/24	2,590,000	2,798,262
University of California Revenue Series Q 5.250%, due 05/15/23	2,500,000	2,818,075
		40,190,447
Delaware—0.54%
Delaware State Series 2009B 5.000%, due 01/01/17	1,500,000	1,780,740
District of Columbia—0.33%
Metropolitan Airport Authority System Refunding Series A (NATL-RE-FGIC Insured) 5.750%, due 10/01/14[1]	1,000,000	1,077,930

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Florida—8.21%
Citizens Property Insurance Corp. Refunding Senior Secured High Risk Account Series A (NATL-RE Insured) 5.000%, due 03/01/14	$2,000,000	$2,115,080
Citizens Property Insurance Corp. Senior Secured High Account Series A-1 5.500%, due 06/01/14	1,000,000	1,079,440
Citizens Property Insurance Corp. Senior Secured High Risk Series A-1 5.000%, due 06/01/15	1,600,000	1,692,992
Florida Department of Children's & Family Services Certificates of Participation (Florida Civil Commitment Center) (NATL-RE Insured) 5.000%, due 04/01/14	1,065,000	1,202,183
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Series A 5.000%, due 07/01/15	1,000,000	1,082,060
Florida State Board of Education Lottery Revenue Refunding Series C 5.000%, due 07/01/16	1,000,000	1,151,000
Florida State Municipal Power Agency Revenue All Requirements Power Series A 5.250%, due 10/01/20	1,555,000	1,781,905
5.250%, due 10/01/21	2,000,000	2,236,180
Gainesville Utilities Systems Revenue Series B 6.500%, due 10/01/12	1,795,000	2,013,757
Miami-Dade County Water & Sewer Revenue Refunding Series C 5.250%, due 10/01/18	2,000,000	2,318,000
Miami-Dade County Water & Sewer Revenue Refunding Systems Series B (AGM Insured) 5.250%, due 10/01/18	2,500,000	2,924,900
Orlando & Orange County Expressway Authority Expressway Revenue Junior Lien (NATL-RE-IBC/FGIC Insured) 8.250%, due 07/01/16	2,595,000	3,382,894
Tampa Solid Waste System Revenue Refunding (AGM Insured) 5.000%, due 10/01/15[1,4]	1,000,000	1,083,440
Tampa Utilities Tax & Special Revenue Refunding Series B (AMBAC Insured) 5.750%, due 10/01/15	1,000,000	1,178,960

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Florida—(concluded)
Tampa-Hillsborough County Expressway Authority Revenue (AMBAC Insured) 5.000%, due 07/01/14	$1,535,000	$1,721,610
		26,964,401
Georgia—1.86%
De Kalb County Water & Sewer Revenue Refunding Series B 5.250%, due 10/01/24	2,000,000	2,428,320
Fulton De Kalb Hospital Authority Hospital Revenue Refunding Certificates (AGM Insured) 5.250%, due 01/01/15	2,000,000	2,249,760
Gwinnett County Development Authority Certificates of Participation, Gwinnett County Public Schools Project (Pre-refunded with State and Local Government Securities to 01/01/14 @ 100) (NATL-RE Insured) 5.250%, due 01/01/20	1,250,000	1,434,050
		6,112,130
Guam—0.31%
Guam Education Financing Foundation Certificates of Participation, Guam Public Schools Project Series A 5.000%, due 10/01/12	1,000,000	1,031,130
Hawaii—0.33%
Hawaii State Harbor Systems Revenue Series A (AGM Insured) 5.000%, due 01/01/13[1]	1,000,000	1,069,510
Idaho—0.15%
Idaho Housing & Finance Association Single-Family Mortgage Series G-2, Class III 5.950%, due 07/01/19[1]	405,000	425,234
Subseries D-3 5.150%, due 07/01/13[1]	75,000	76,722
		501,956
Illinois—7.85%
Chicago (Pre-refunded with State and Local Government Securities to 01/01/14 @ 100) Series A (AGM Insured) 5.000%, due 01/01/34	2,000,000	2,282,040
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	5,989,893

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Illinois Development Finance Authority Revenue DePaul University Series C 5.500%, due 10/01/13	$1,000,000	$1,101,430
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (AGM Insured) 5.150%, due 01/01/19	2,000,000	2,271,580
Illinois Educational Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	660,000	793,808
Illinois Health Facilities Authority Revenue University of Chicago Hospital & Health (NATL-RE Insured) 5.000%, due 08/15/12	2,000,000	2,142,020
Illinois Municipal Electric Agency Power Supply Refunding Series C (NATL-RE-FGIC Insured) 5.000%, due 02/01/16	1,200,000	1,343,052
llinois State Refunding 5.000%, due 01/01/22	2,500,000	2,642,225
Illinois Toll Highway Authority Toll Highway Revenue Refunding Senior Series A-1 5.000%, due 01/01/25	1,250,000	1,324,100
Regional Transportation Authority Series A (AGM Insured) 5.750%, due 06/01/18	3,000,000	3,599,520
Springfield Electric Revenue Senior Lien Electric 5.000%, due 03/01/16	2,000,000	2,293,600
		25,783,268
Indiana—1.54%
Carmel Industry School Building Corp. First Mortgage (Pre-refunded with State and Local Government Securities to 07/15/13 @ 100) (NATL-RE Insured) 5.000%, due 07/15/20	1,800,000	2,032,956
Indiana State Finance Authority Environmental Facilities Revenue Refunding Industrial Power & Light Co. Series C 4.900%, due 01/01/16	1,500,000	1,632,150
Indiana University Revenues Student Fees Series S 5.000%, due 08/01/19	1,185,000	1,396,973
		5,062,079

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Iowa—1.10%
Iowa Finance Authority Revenue Revolving Fund 5.250%, due 02/01/14	$3,310,000	$3,599,790
Kentucky—0.48%
Louisville & Jefferson County Regional Airport Authority Airport Systems Revenue Series A (AGM Insured) 5.750%, due 07/01/13[1]	1,505,000	1,569,565
Louisiana—1.75%
Jefferson Parish Home Mortgage Authority Single-Family Mortgage Revenue Series A (GNMA/FNMA and FHA/VA/USDA Mortgages Insured) 5.125%, due 06/01/26[1]	765,000	801,950
Louisiana Public Facilities Authority Revenue Hurricane Recovery Project (AMBAC Insured) 5.000%, due 06/01/15	2,880,000	3,230,093
New Orleans Aviation Board Revenue New Orleans Aviation Series B2 Refunding (AGM Insured) 5.000%, due 01/01/12[1]	1,655,000	1,728,399
		5,760,442
Maryland—0.71%
Maryland State & Local Facilities Lien First Series 5.000%, due 08/01/15	2,000,000	2,316,380
Massachusetts—4.67%
Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue Series A 5.000%, due 07/01/22	2,000,000	2,389,440
Series B 5.250%, due 07/01/21	6,000,000	7,320,900
Massachusetts Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology Series M 5.250%, due 07/01/29	1,000,000	1,211,060
Massachusetts Health & Educational Facilities Authority Revenue Partners Healthcare Systems Series G-5 5.000%, due 07/01/19	1,000,000	1,094,020
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Waste Management Income Project 5.450%, due 06/01/14[1]	2,000,000	2,140,620

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—(concluded)
Massachusetts State Water Resources Authority Refunding General Series B 5.000%, due 08/01/15	$1,000,000	$1,175,730
		15,331,770
Michigan—3.00%
Detroit Sewer Disposal Revenue Refunding Senior Lien Series C-1 6.500%, due 07/01/24	2,250,000	2,521,305
Detroit Sewer Disposal Revenue Second Lien Series D-2 (Mandatory Put 01/01/12 @ 100) (NATL-RE Insured) 5.500%, due 07/01/32[3]	2,000,000	2,065,820
Detroit Sewer Disposal Revenue Senior Lien Series A (AGM Insured) 5.250%, due 07/01/19	2,500,000	2,754,100
Michigan State Housing Development Authority Series A 4.550%, due 12/01/14[1]	2,395,000	2,508,715
		9,849,940
Minnesota—0.00%
Moorhead Residential Mortgage (Escrowed to Maturity) (FHA/VA Insured) 7.100%, due 08/01/11	15,000	15,690
Missouri—2.93%
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems Series A (AGM Insured) 5.000%, due 11/15/16	2,000,000	2,231,960
5.000%, due 11/15/17	2,500,000	2,787,725
Missouri State Highways & Transit Commission State Road Revenue Second Lien 5.000%, due 05/01/16	2,000,000	2,359,840
Springfield Public Building Corp. Leasehold Revenue Springfield Branson Airport Series B (AMBAC Insured) 5.000%, due 07/01/13[1]	2,075,000	2,252,495
		9,632,020
Nevada—0.52%
Las Vegas Valley Water District Refunding & Improvement Series A 5.000%, due 02/01/17	1,500,000	1,717,005

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New Jersey—0.95%
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co. Series C 5.100%, due 06/01/23[1]	$1,000,000	$1,013,840
New Jersey Transportation Trust Fund Authority Transportation System Series B (AGC-ICC/FGIC Insured) 5.500%, due 12/15/20	1,500,000	1,770,945
Tobacco Settlement Financing Corp. Series 1-A 4.500%, due 06/01/23	365,000	334,205
		3,118,990
New York—5.90%
New York City Industrial Development Agency Special Facility Revenue Terminal One Group Association Project 5.000%, due 01/01/11[1]	4,000,000	4,048,920
New York City Transitional Finance Authority Revenue Refunding Future Tax Secured Series A 5.500%, due 11/01/26[3]	2,000,000	2,107,160
New York City, Series B 5.000%, due 08/01/17[4]	1,750,000	2,026,535
New York State Dorm Authority Lease Revenue Series B (Mandatory Put 07/01/13 @ 100) (XL Capital Insured) 5.250%, due 07/01/32[3]	1,500,000	1,667,805
New York State Dorm Authority State Personal Income Tax Revenue Education Series D 5.000%, due 03/15/15	2,500,000	2,904,100
Port Authority of New York & New Jersey (NATL-RE-FGIC Insured) 5.000%, due 10/01/13[1]	6,000,000	6,612,180
		19,366,700
North Carolina—1.77%
Iredell County Certificates of Participation Iredell County School Project (AGM Insured) 5.250%, due 06/01/15	1,000,000	1,168,930
North Carolina Capital Facilities Finance Agency Revenue Duke University Project (Pre-refunded with State and Local Government Securities to 10/01/12 @ 100) Series A 5.125%, due 07/01/42	2,700,000	2,974,050

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Municipal bonds and notes—(continued)
North Carolina—(concluded)
North Carolina State Refunding Series E 5.000%, due 02/01/13	$1,510,000	$1,678,712
		5,821,692
Ohio—1.94%
Cleveland Waterworks Revenue Refunding First Mortgage Series G (NATL-RE Insured) 5.500%, due 01/01/13	1,555,000	1,612,162
Kent State University Revenue General Receipts Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	3,000,000	3,411,690
Ohio Housing Finance Agency Mortgage Revenue Residential Series B-2 (GNMA Collateralized) 5.350%, due 09/01/18[1]	245,000	251,524
Ohio State Water Development Authority Water Pollution Control Revenue Loan Fund (Pre-refunded with State and Local Government Securities to 06/01/12 @ 100) 5.050%, due 12/01/21	1,000,000	1,085,500
		6,360,876
Oklahoma—0.34%
Oklahoma Department of Transportation Revenue Grant Anticipation Notes Series A 5.000%, due 09/01/13	1,000,000	1,123,950
Oregon—0.36%
Oregon State Department of Transportation Highway User Tax Revenue Series A 5.250%, due 11/15/14	1,000,000	1,178,920
Pennsylvania—2.98%
Allegheny County Sanitation Authority Sewer Revenue (Pre-refunded with US Government Securities and a Repurchase Agreement to 12/01/10 @ 101) (NATL-RE Insured) 5.750%, due 12/01/15	800,000	820,792
Lancaster Sewer Authority (Escrowed to Maturity) 6.000%, due 04/01/12	20,000	21,092
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding Philadelphia Funding Program 5.000%, due 06/15/17	2,000,000	2,335,560

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Pennsylvania—(concluded)
Pennsylvania State Higher Educational Facilties Authority Revenue University of Pennsylvania Series A 5.000%, due 09/01/17	$1,150,000	$1,363,256
Pennsylvania Third Series (AGM Insured) 5.000%, due 09/01/15	1,000,000	1,148,920
Philadelphia Water & Wastewater Revenue Refunding Series A 5.000%, due 06/15/15	1,500,000	1,699,860
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project Series B 5.500%, due 09/15/21	2,000,000	2,399,120
		9,788,600
Puerto Rico—4.60%
Puerto Rico Commonwealth Government Development Bank Senior Notes Series B 5.000%, due 12/01/14	1,500,000	1,627,995
Series C 5.250%, due 01/01/15[1]	1,000,000	1,047,670
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series CC 5.000%, due 07/01/13	1,070,000	1,150,196
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue (AGM Insured) 5.500%, due 07/01/25	2,000,000	2,244,560
Puerto Rico Commonwealth Refunding Series A (Mandatory Put 07/01/12 @ 100) 5.000%, due 07/01/30[3]	1,000,000	1,039,670
Puerto Rico Public Buildings Authority Revenue Guaranteed Refunding Government Facilities Series J (Mandatory Put 07/01/12 @ 100) (Commonwealth GTD) 5.000%, due 07/01/28[3]	3,000,000	3,115,590
Puerto Rico Public Finance Corp. Refunding Commonwealth Appropriations Series A (Mandatory Put 02/01/12 @ 100) 5.750%, due 08/01/27[3]	500,000	519,435

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Puerto Rico—(concluded)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue First Sub- Series A 5.500%, due 08/01/23	$4,000,000	$4,371,120
		15,116,236
South Carolina—0.71%
Richland County School District No. 002 Series A (SCSDE Insured) 5.000%, due 02/01/21	2,000,000	2,327,100
South Dakota—0.58%
South Dakota Health & Educational Facilities Authority Revenue Refunding Prairie Lakes Health Care (ACA/CBI Insured) 5.450%, due 04/01/13	1,915,000	1,918,696
Tennessee—2.37%
Memphis Electric System Revenue Refunding Sub 5.000%, due 12/01/15	2,625,000	3,078,941
Metropolitan Government Nashville & Davidson County Water Sewer Revenue Cab Converter Refunding (NATL-RE-FGIC/TCRs) 7.700%, due 01/01/12[5]	4,455,000	4,720,028
		7,798,969
Texas—14.52%
Aldine Independent School District School Building (PSF-GTD) 5.000%, due 02/15/19	1,435,000	1,677,702
Cypress-Fairbanks Independent School District Refunding (PSF-GTD) 5.000%, due 02/15/22	2,000,000	2,216,580
Cypress-Fairbanks Independent School District Schoolhouse (PSF-GTD) 5.000%, due 02/15/18	2,500,000	2,913,375
Dallas-Fort Worth International Airport Revenue Refunding & Improvement Series A (NATL-RE-FGIC Insured) 5.750%, due 11/01/13[1]	2,000,000	2,117,120
Dickinson Independent School District Refunding Schoolhouse (PSF-GTD) 5.000%, due 02/15/23	1,920,000	2,060,621
Fort Worth Independent School District (PSF-GTD) 5.000%, due 02/15/15	2,000,000	2,335,720

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(continued)
Harris County Flood Control District Refunding Contract Series A 5.250%, due 10/01/18	$2,000,000	$2,421,000
Harris County Hospital District Revenue Refunding Senior Lien Series A (NATL-RE Insured) 5.000%, due 02/15/18	1,675,000	1,826,470
Houston Utilities Systems Revenue Refunding Combined First Lien Series A (AGM Insured) 5.250%, due 11/15/17	2,500,000	2,995,750
Katy Independent School District School Building Series A (Pre-refunded with FHLMC, FNMA and US Government obligations to 02/15/13 @ 100) (PSF-GTD) 5.000%, due 02/15/14	2,000,000	2,223,240
Keller Independent School District Refunding (PSF-GTD) 5.000%, due 08/15/16	1,500,000	1,734,645
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	1,765,000	1,996,515
North East Independent School District School Building Series A (PSF-GTD) 5.000%, due 08/01/21	2,000,000	2,282,540
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (AGM Insured) 5.000%, due 09/01/21	1,450,000	1,524,037
5.000%, due 09/01/22	1,400,000	1,460,746
Pasadena Independent School District Refunding (PSF-GTD) 5.000%, due 02/15/19	2,000,000	2,344,400
Round Rock Independent School District (PSF-GTD) 5.000%, due 08/01/16	2,750,000	3,259,410
San Antonio Electric & Gas Refunding Series A 5.000%, due 02/01/17	1,295,000	1,514,269
Schertz-Cibolo-Universal City Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/01/14	1,500,000	1,713,435
Texas Municipal Power Agency Revenue (Escrowed to Maturity) (NATL-RE Insured) 6.100%, due 09/01/13[6]	25,000	24,205

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
Texas Water Development Board Revenue State Revolving Fund Subseries A-1 5.000%, due 07/15/24	$1,885,000	$2,141,567
Tyler Independent School District School Building 5.000%, due 02/15/18	2,165,000	2,539,935
University of Texas University Revenues Refunding Financing System Series D (Pre-refunded with State and Local Government Securities to 02/15/17 @ 100) 5.000%, due 08/15/17	1,805,000	2,131,344
Series D Unrefunded Balance 5.000%, due 08/15/17	195,000	228,601
		47,683,227
Utah—0.52%
Riverton Hospital Revenue IHC Health Services, Inc. 5.000%, due 08/15/15	1,200,000	1,358,892
Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III 5.700%, due 07/01/15[1]	340,000	351,234
		1,710,126
Virginia—0.70%
Virginia College Building Authority Educational Facilities Revenue 21st Century College & Equipment (Pre-refunded with State and Local Government Securities to 02/01/14 @ 100) Series A 5.000%, due 02/01/21	2,000,000	2,287,560
Washington—6.57%
Energy Northwest Electric Revenue Columbia Station Series A 5.000%, due 07/01/23	2,500,000	2,736,625
Energy Northwest Electric Revenue Refunding Columbia Station Series A 5.000%, due 07/01/21	2,000,000	2,217,140
Energy Northwest Electric Revenue Refunding Project 1 Series A 5.000%, due 07/01/16	1,515,000	1,782,321
Energy Northwest Electric Revenue Refunding Project 3 Series A 5.500%, due 07/01/13	1,000,000	1,139,710
Port of Seattle Revenue Refunding Intermediate Lien Series C 5.000%, due 02/01/16[1]	1,000,000	1,093,700

Security description	Face amount	Value
Municipal bonds and notes—(concluded)
Washington—(concluded)
Seattle Municipal Lighting & Power Revenue Refunding & Improvement Series B 5.000%, due 02/01/14	$1,000,000	$1,142,290
Washington Health Care Facilities Authority Overlake Hospital Medical Center Series A (Assured Guaranty Insured) 5.000%, due 07/01/16	1,000,000	1,093,690
Washington State Public Power Supply Systems Nuclear Project No. 1 Revenue Refunding Series B 7.125%, due 07/01/16	3,000,000	3,829,170
Washington State Series 93-A (Escrowed to Maturity) 5.750%, due 10/01/12	10,000	10,566
Series A-Various Purpose 5.000%, due 07/01/17	2,130,000	2,522,836
5.000%, due 07/01/20	2,625,000	3,036,626
Washington State Unrefunded Balance Series 93-A (AGM-CR Insured) 5.750%, due 10/01/12	940,000	989,698
		21,594,372
Wyoming—0.31%
Sweetwater County Improvement Projects Joint Powers Board Lease Revenue Bonds (NATL-RE Insured) 5.000%, due 06/15/13	1,000,000	1,033,440
Total municipal bonds and notes (cost—$307,838,783)		324,391,403
Short-term municipal note—0.37%
New York—0.37%
New York City, Series E, 0.250%, due 08/02/10[7] (cost—$1,200,000)	1,200,000	1,200,000
	Number of shares
Tax-free money market fund—1.13%
State Street Global Advisors Tax Free Money Market Fund (cost—$3,699,117)	3,699,117	3,699,117
Total investments (cost—$312,737,900)— 100.25%		329,290,520
Liabilities in excess of other assets—(0.25)%		(808,777)
Net assets—100.00%		$328,481,743

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2010

Aggregate cost for federal income tax purposes was $312,737,900; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$17,651,411
Gross unrealized depreciation	(1,098,791)
Net unrealized appreciation	$16,552,620

1  Security subject to Alternative Minimum Tax.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.48% of net assets as of July 31, 2010, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Variable rate security. The interest rate shown is the current rate as of July 31, 2010, and resets periodically.

4  Security purchased on a when-issued basis. When issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

5  Step bond that converts to the noted fixed rate at a designated future date.

6  Zero coupon bond; interest rate represents annualized yield at date of purchase.

7  Variable rate demand notes are payable on demand. The maturity date shown is the next interest rate reset date. The interest rate shown is the current rates as of July 31, 2010.

ACA  American Capital Access

AGC  Associated General Contrators

AGM  Assured Guaranty Municipal Corporation

AMBAC  American Municipal Bond Assurance Corporation

BHAC  Berkshire Hathaway Assurance Corporation

CBI  Certificates of Bond Insurance

CR  Custodial Receipts

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

GTD  Guaranteed

IBC  Insured Bond Certificate

ICC  International Code Council

NATL-RE  National Reinsurance

PSF  Permanent School Fund

SCSDE  South Carolina School District Enhancement

TCRs  Transferable Custodial Receipts

USDA  United States Department of Agriculture

VA  Veterans Administration

The following is a summary of the fair valuations according to the inputs used as of July 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$324,391,403	$—	$324,391,403
Short-term municipal note	—	1,200,000	—	1,200,000
Tax-free money market fund	—	3,699,117	—	3,699,117
Total	$—	$329,290,520	$—	$329,290,520

At July 31, 2010, there were no transfers between Level 1 and Level 2.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Performance

For the 12 months ended July 31, 2010, the Portfolio's Class P shares returned 4.65%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 2.58%, after the deduction of the maximum UBS PACE Select program fee, for the same 12-month period.) In comparison, the Barclays Capital Global Aggregate ex US Index (the "benchmark") returned 4.35%, and the Lipper International Income Funds category posted a median return of 5.32%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 77. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio slightly outperformed its benchmark during the reporting period. Based on our in-depth country analysis, we continue to have a preference for developed countries with improving economic fundamentals. For example, the Portfolio's overweight to Australia added to returns, relative to the benchmark, as did overweights to core Eurozone and Swedish bonds.

In addition, an underweight position in Canadian bonds during the first half of the review period, which was driven by the negative impact that exceptionally weak US economic growth was having on the Canadian economy, added to relative returns when Canadian bonds underperformed the benchmark. We moved to a neutral stance in Canada at the start of 2010, and then to an overweight position in May 2010 given the country's improving fiscal position, relative to other developed economies. This was due, in part, to a stronger-than-expected Canadian economic recovery. As a result, our overweight toward the end of the reporting period added to relative returns as Canadian bonds outperformed the benchmark.

An underweight to Japanese bonds added to returns, relative to the benchmark as well over the period, as these bonds lagged the benchmark, given Japan's weak fiscal position. Elsewhere, a small exposure to emerging markets debt added to returns. On the downside, our underweights to the US and the UK were negative for relative performance, as these bonds outperformed the benchmark.

UBS PACE Select Advisors Trust – UBS PACE Global Fixed Income Investments

Investment Sub-Advisor:

Rogge Global Partners plc ("Rogge Global Partners")

Portfolio Managers:

Olaf Rogge, John Graham, Richard Bell, Adrian James, Malie Conway and Richard Gray

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio assets it manages.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Sub-Advisor's comments – concluded

From a currency perspective, we maintained positions in countries where we felt there were signs of improvement in their debt profiles. For example, we believed that the growth outlook in the emerging markets was far better than that in developed countries. We also believed that a sustained level of currency appreciation in Asia and in other key emerging economies would continue for the foreseeable future. In particular, overweight positions in the Australian dollar, the Norwegian krone, Russian ruble, and a basket of Asian and Latin American currencies contributed to relative performance, as they generated strong results. This was due, in part, to a robust economic growth outlook for these countries. Positioning in the Canadian dollar also added to results. In contrast, underweights to the Japanese yen and Swiss franc detracted from performance, relative to the benchmark, as they performed well during the fiscal year, especially in periods of risk aversion in the financial markets.

During the first half of the period, we maintained a duration that was generally longer than that of the benchmark. (Duration measures a portfolio's sensitivity to interest rate changes.) This positioning added value in an environment of falling yields. Over the second half of the period, we were broadly neutral in duration, based on our views that government bond supply and medium-term inflation risks were balanced by steep government yield curves, economic growth uncertainties and weak bank lending. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) With the Portfolio's duration and yield curves positioned relatively neutral compared to the benchmark during the second half of the period, they had little impact on relative performance.

We believed that investment grade bond markets offered better value versus government debt, although event risk—the risk that an issuer's ability to make interest and principal payments could change, based on an unanticipated event—would continue to be a key differentiator in credit performance. Based on this view, we were overweight to investment grade bonds, primarily in the financial and industrial sectors. We also avoided narrowly focused, undiversified names. This positioning was beneficial for relative performance. However, an underweight to Sterling corporate bonds versus Eurozone and US dollar credits detracted from performance, as the former generated stronger returns. Eurozone credits, in particular, underperformed in an environment where sovereign debt-related concerns in the peripheral Eurozone economies weighed on market sentiment. Finally, overweighting UK inflation-linked bonds and US inflation-linked bonds through May 2010 added to relative returns as the US economy continued to recover from the deep recession in 2009. We moved to a neutral position versus the benchmark in US inflation-linked bonds during May as certain economic data suggested that the US was facing disinflationary forces over the short term. An overweight to UK inflation-linked bonds also added to relative returns as inflation in the UK was higher than expected during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of UBS PACE Global Fixed Income Investments Class P shares versus the Barclays Capital Global Aggregate ex US Index over the 10 years ended July 31, 2010. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that UBS PACE Global Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only

.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/10		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	4.32%	5.06%	N/A	6.37%
maximum sales charge	Class B3	3.51%	4.27%	N/A	5.51%[7]
or UBS PACE Select	Class C4	3.81%	4.54%	N/A	5.90%
program fee	Class Y5	4.68%	5.41%	N/A	6.43%
	Class P6	4.65%	5.32%	6.33%	5.31%
After deducting	Class A2	(0.39)%	4.10%	N/A	5.87%
maximum sales charge	Class B3	(1.40)%	3.93%	N/A	5.51%[7]
or UBS PACE Select	Class C4	3.08%	4.54%	N/A	5.90%
program fee	Class P6	2.58%	3.23%	4.23%	3.23%
Barclays Capital Global Aggregate ex US Index[8]		4.35%	5.80%	7.11%	5.51%
Lipper International Income Funds median		5.32%	5.29%	6.51%	6.23%

Average annual total returns for periods ended June 30, 2010, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, (1.66)%; 5-year period, 2.86%; since inception, 5.35%; Class B—1-year period, (2.64)%; 5-year period, 2.71%; since inception, 4.98%; Class C—1-year period, 1.76%; 5-year period, 3.31%; since inception, 5.39%; Class Y—1-year period, 3.35%; 5-year period, 4.16%; since inception, 5.91%; Class P—1-year period, 1.28%; 5-year period, 2.01%; 10-year period, 3.50%; since inception, 2.90%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.32% and 1.25%; Class B—2.10% and 2.00%; Class C—1.80% and 1.75%; Class Y—0.94% and 0.89%; and Class P—1.17% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2010 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners. The Portfolio and UBS Global AM also entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.25%; Class B—2.00%; Class C—1.75%; Class Y—1.00%; and Class P—1.00%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 5, 2001 for Class B shares, December 1, 2000 for Class C shares and January 16, 2001 for Class Y shares. Since inception returns for the Indices and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total return presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual UBS PACE Select program fee was 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Barclays Capital Global Aggregate ex US Index is an unmanaged index which provides a broad-based measure of the global investment-grade fixed income markets excluding the US market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/10
Weighted average duration	6.09	yrs.
Weighted average maturity	9.01	yrs.
Average coupon	4.75%
Net assets (mm)	$515.9
Number of holdings	124
Portfolio composition[1]	07/31/10
Long-term global debt securities	96.5%
Futures and forward foreign currency contracts	0.6
Cash equivalents and other assets less liabilities	2.9
Total	100.0%
Quality diversification[1]	07/31/10
AAA	36.1%
AA	23.1
A	27.8
BBB	3.6
BB	1.2
Non-rated	4.7
Futures and forward foreign currency contracts	0.6
Cash equivalents and other assets less liabilities	2.9
Total	100.0%
Top five countries of incorporation[1]	07/31/10
Japan	19.0%
United Kingdom	16.9
Germany	14.5
United States	7.5
Canada	7.3
Total	65.2%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]		Value
Long-term global debt securities—96.50%
Australia—0.23%
BHP Billiton Finance Ltd. 4.125%, due 05/05/11	EUR	900,000	$1,195,202
Brazil—0.37%
Federal Republic of Brazil 8.000%, due 01/15/18	USD	458,333	544,271
11.000%, due 08/17/40	USD	1,000,000	1,367,000
			1,911,271
Canada—7.27%
Canadian Government Bond 3.750%, due 06/01/19		10,040,000	10,310,813
4.250%, due 06/01/18		17,100,000	18,219,264
Cards II Trust 3.048%, due 05/15/13		3,100,000	3,068,760
Toronto-Dominion Bank 5.375%, due 05/14/15	EUR	4,000,000	5,906,077
			37,504,914
Denmark—1.28%
Kingdom of Denmark 4.000%, due 11/15/15		11,760,000	2,259,249
5.000%, due 11/15/13		14,180,000	2,764,325
Nykredit Realkredit A/S 4.000%, due 01/01/12		8,613,000	1,558,525
			6,582,099
France—5.03%
BNP Paribas 3.125%, due 12/06/15[2]		750,000	972,113
Caisse d'Amortissement de la Dette Sociale 3.625%, due 04/25/15		10,325,000	14,351,552
Crown European Holdings SA 7.125%, due 08/15/18		550,000	731,068
Electricite De France 5.375%, due 05/29/20		1,000,000	1,483,008
Republic of France 4.000%, due 04/25/55		1,250,000	1,765,166
5.750%, due 10/25/32		2,520,000	4,368,559
Societe Generale 5.250%, due 03/28/13		1,000,000	1,401,340
6.125%, due 08/20/18		600,000	899,550
			25,972,356
Germany—14.46%
Bayerische Landesbank 4.000%, due 01/16/12		7,340,000	9,929,260
Bundesobligation, Series 155 2.500%, due 10/10/14		4,560,000	6,192,422
Series 156 2.500%, due 02/27/15		3,580,000	4,843,726

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
Germany—(concluded)
Bundesrepublik Deutschland, Series 03 4.500%, due 01/04/13		2,400,000	$3,396,407
Series 05 3.500%, due 01/04/16		2,600,000	3,668,463
Series 06 3.750%, due 01/04/17		1,800,000	2,574,538
Series 07 4.250%, due 07/04/17		830,000	1,220,754
Series 08 4.750%, due 07/04/40		2,200,000	3,604,793
Series 09 3.250%, due 01/04/20		1,650,000	2,262,310
3.500%, due 07/04/19		800,000	1,118,562
3.750%, due 01/04/19		12,630,000	17,992,916
Series 98 5.625%, due 01/04/28		1,950,000	3,322,520
Daimler AG 4.125%, due 01/19/17		1,100,000	1,509,505
Deutsche Bank AG 3.625%, due 03/09/17[2]		2,250,000	2,815,128
Kreditanstalt Fuer Wiederaufbau 5.250%, due 07/04/12		4,100,000	5,773,835
NRW Bank 3.875%, due 01/27/20		2,300,000	3,185,324
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 8.125%, due 12/01/17		900,000	1,205,089
			74,615,552
India—0.16%
Bank of India London 4.750%, due 09/30/15	USD	200,000	201,827
ICICI Bank Ltd. 5.500%, due 03/25/15	USD	300,000	311,824
State Bank of India London 4.500%, due 10/23/14	USD	300,000	305,720
			819,371
Indonesia—0.10%
Republic of Indonesia 5.875%, due 03/13/20	USD	450,000	499,500
Ireland—0.15%
Smurfit Kappa Acquisitions 7.250%, due 11/15/17		600,000	797,528
Italy—3.81%
Buoni Poliennali Del Tesoro 4.500%, due 02/01/20		10,800,000	14,784,484
Intesa Sanpaolo SpA 3.875%, due 04/01/15		3,600,000	4,853,498
			19,637,982

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
Japan—19.03%
Bank of Tokyo-Mitsubishi UFJ Ltd. 3.500%, due 12/16/15[2]	EUR	2,300,000	$2,997,351
3.850%, due 01/22/15[3]	USD	1,900,000	2,020,422
Development Bank of Japan 1.750%, due 03/17/17		130,000,000	1,612,164
2.300%, due 03/19/26		500,000,000	6,251,918
Government of Japan 1.300%, due 12/20/18		549,000,000	6,601,097
1.700%, due 12/20/16		1,755,000,000	21,824,566
1.700%, due 03/20/17		360,600,000	4,487,317
2.000%, due 03/20/16		2,906,000,000	36,576,414
2.000%, due 12/20/24		685,000,000	8,464,672
2.200%, due 09/20/26		159,700,000	2,007,793
2.300%, due 12/20/36		380,000,000	4,826,095
Japan Finance Organization for Municipalities 1.900%, due 06/22/18		40,000,000	501,066
			98,170,875
Luxembourg—1.81%
Gazprom Via Gaz Capital SA 4.560%, due 12/09/12		3,200,000	4,300,397
8.125%, due 02/04/15		2,000,000	2,990,731
8.625%, due 04/28/34	USD	100,000	119,000
John Deere Bank SA 6.000%, due 06/23/11		1,000,000	1,348,843
Prologis International Funding SA 7.625%, due 10/23/14[4]		450,000	557,097
			9,316,068
Mexico—2.75%
Mexican Bonos 8.500%, due 12/13/18		140,200,000	12,696,609
United Mexican States 5.500%, due 02/17/20	EUR	1,100,000	1,506,142
			14,202,751
Netherlands—3.34%
Bank Nederlandse Gemeenten 4.375%, due 01/19/15	GBP	660,000	1,108,349
BMW Finance N.V. 4.000%, due 09/17/14		600,000	824,388
ENBW International Finance BV 4.875%, due 01/16/25		1,580,000	2,217,692
Generali Finance BV 6.214%, due 06/16/16[5,6]	GBP	550,000	720,632
Government of the Netherlands 5.500%, due 01/15/28		1,830,500	3,058,987
HeidelbergCement Finance BV 7.500%, due 10/31/14		800,000	1,081,615
ING Bank N.V. 6.125%, due 05/29/23[2]		800,000	1,060,890
RWE Finance BV 5.125%, due 07/23/18		3,400,000	4,957,276

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
Netherlands—(concluded)
Urenco Finance N.V. 5.375%, due 05/22/15		1,500,000	$2,178,628
			17,208,457
Norway—0.55%
DnB NOR Boligkreditt 3.375%, due 01/20/17	EUR	2,100,000	2,821,591
Peru—0.20%
Republic of Peru 6.550%, due 03/14/37	USD	900,000	1,044,000
Philippines—0.12%
Republic of Philippines 6.375%, due 10/23/34	USD	550,000	602,250
Russia—0.02%
Russian Foreign Bond 5.000%, due 04/29/20	USD	100,000	101,000
Singapore—1.22%
DBS Bank Ltd. 5.000%, due 11/15/19[2,3]	USD	2,400,000	2,550,963
Oversea-Chinese Banking Corp., Ltd. 4.250%, due 11/18/19[2]	USD	2,300,000	2,360,354
United Overseas Bank Ltd. 5.375%, due 09/03/19[2,3]	USD	1,300,000	1,396,659
			6,307,976
South Korea—3.35%
Korea Treasury Bond 5.750%, due 09/10/18		15,585,830,000	13,980,973
Series 1012 5.750%, due 12/10/10		3,896,110,000	3,329,224
			17,310,197
Spain—0.81%
Obrascon Huarte Lain SA 7.375%, due 04/28/15		650,000	798,427
Telefonica Emisiones SAU 6.221%, due 07/03/17	USD	3,000,000	3,360,996
			4,159,423
Supranationals—2.75%
European Investment Bank 6.000%, due 12/07/28	GBP	3,200,000	6,038,503
Inter-American Development Bank 5.125%, due 09/13/16		7,000,000	8,132,047
			14,170,550
Sweden—2.53%
Government of Sweden 4.250%, due 03/12/19		14,830,000	2,303,075
Nordea Bank AB 4.000%, due 09/30/16[2]	EUR	1,900,000	2,504,792

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
Sweden—(concluded)
Nordea Hypotek AB 3.500%, due 01/18/17	EUR	2,100,000	$2,835,104
Skandinaviska Enskilda Banken AB 4.500%, due 04/25/13	EUR	3,880,000	5,400,958
			13,043,929
Switzerland—0.55%
Credit Suisse London 5.125%, due 09/18/17	EUR	2,000,000	2,846,232
Turkey—0.09%
Republic of Turkey 7.000%, due 06/05/20	USD	400,000	458,500
United Kingdom—16.93%
Abbey National Treasury Services PLC 3.625%, due 10/14/16	EUR	2,000,000	2,583,225
3.875%, due 11/10/14[3]	USD	2,700,000	2,718,692
Anglian Water Services Finance PLC 6.250%, due 06/27/16	EUR	900,000	1,356,197
Aviva PLC 5.250%, due 10/02/23[2]	EUR	1,500,000	1,954,726
Barclays Bank PLC 4.500%, due 03/04/19[2]	EUR	1,450,000	1,870,550
Diageo Finance PLC 6.625%, due 12/05/14	EUR	1,900,000	2,885,910
HSBC Holdings PLC 3.625%, due 06/29/20[2]	EUR	1,050,000	1,358,930
6.250%, due 03/19/18	EUR	4,000,000	5,970,770
Lloyds TSB Bank PLC 5.625%, due 03/05/18[2]	EUR	1,800,000	2,272,517
National Grid Gas PLC 5.125%, due 05/14/13	EUR	1,700,000	2,382,197
Network Rail Infrastructure Finance PLC 4.875%, due 11/27/15		705,000	1,223,312
Royal Bank of Scotland Group PLC 5.250%, due 05/15/13	EUR	1,350,000	1,833,865
Royal Bank of Scotland PLC 4.875%, due 08/25/14[3]		3,000,000	3,097,704
Scottish & Southern Energy PLC 6.125%, due 07/29/13	EUR	900,000	1,293,266
Standard Chartered Bank 3.625%, due 02/03/17[2]	EUR	1,400,000	1,811,436
Standard Chartered PLC 3.625%, due 12/15/15	EUR	4,500,000	5,881,178
United Kingdom Treasury Bonds 4.000%, due 03/07/22		2,750,000	4,466,622
4.250%, due 12/07/55		3,770,000	5,907,411
4.500%, due 03/07/19		17,800,000	30,687,074
4.750%, due 09/07/15		340,000	599,079

Security description	Face amount[1]		Value
Long-term global debt securities—(concluded)
United Kingdom—(concluded)
United Kingdom Treasury Inflation Linked Bonds 1.250%, due 11/22/17		3,116,016	$5,182,815
			87,337,476
United States—7.45%
Bank of America Corp. 5.750%, due 12/01/17		5,000,000	5,283,780
BMW US Capital LLC 5.000%, due 05/28/15	EUR	600,000	861,974
Citigroup, Inc. 6.000%, due 08/15/17		1,800,000	1,906,218
IBM Corp. 5.700%, due 09/14/17		4,200,000	4,923,862
JPMorgan Chase Bank N.A. 6.000%, due 10/01/17		4,850,000	5,450,968
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[3]		700,000	728,346
Pfizer, Inc. 5.750%, due 06/03/21	EUR	3,900,000	6,038,601
Philip Morris International, Inc. 5.650%, due 05/16/18		1,200,000	1,353,032
6.875%, due 03/17/14		1,800,000	2,093,456
PNC Funding Corp. 5.125%, due 02/08/20		2,550,000	2,701,506
Procter & Gamble Co. 4.875%, due 05/11/27	EUR	1,610,000	2,296,527
Roche Holdings, Inc. 6.500%, due 03/04/21	EUR	2,900,000	4,786,481
			38,424,751
Uruguay—0.14%
Republica Orient Uruguay 7.625%, due 03/21/36	USD	600,000	727,500
Total long-term global debt securities (cost—$472,661,456)			497,789,301
Repurchase agreement—1.07%
Repurchase agreement dated 07/30/10 with State Street Bank & Trust Co., 0.010% due 08/02/10, collateralized by $5,485,899 US Treasury Notes, 2.125% to 3.125% due 04/30/15 to 04/30/17; (value — $5,661,052); proceeds: $5,550,005 (cost—$5,550,000)		5,550,000	5,550,000
Total investments (cost—$478,211,456)— 97.57%			503,339,301
Other assets in excess of liabilities—2.43%			12,524,599
Net assets—100.00%			$515,863,900

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2010

Aggregate cost for federal income tax purposes was $479,968,471; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$36,427,952
Gross unrealized depreciation	(13,057,122)
Net unrealized appreciation	$23,370,830

  Note: The portfolio of investments is listed by the issuer's country of incorporation.

1  In local currency unless otherwise indicated.

2  Floating rate security. The interest rate shown is the current rate as of July 31, 2010.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 2.43% of net assets as of July 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Step bond that converts to the noted fixed rate at a designated future date.

5  Variable rate security. The interest rate shown is the current rate as of July 31, 2010, and resets periodically.

6  Perpetual bond security. The maturity date reflects the next call date.

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2010.

Security description	Value at 07/31/09	Purchases during the year ended 07/31/10	Sales during the year ended 07/31/10	Value at 07/31/10	Net income earned from affiliate for the year ended 07/31/10
UBS Private Money Market Fund LLC	$3,705,975	$46,308,437	$50,014,412	$—	$58

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
213	AUD	Australian Bond 10 Year Futures	September 2010	$20,227,913	$20,434,240	$206,327
70	CAD	Canada Government Bond 10 Year Futures	September 2010	8,247,166	8,436,482	189,316
354	EUR	German Euro Bund Futures	September 2010	59,051,080	59,397,620	346,540
6	JPY	Japan Government Bond 10 Year Futures	September 2010	9,848,042	9,856,276	8,234
				$97,374,201	$98,124,618	$750,417
		Sale contracts		Proceeds
325	EUR	German Euro BOBL Futures	September 2010	$50,896,884	$50,917,476	$(20,592)
79	GBP	United Kingdom Long Gilt 10 Year Futures	September 2010	14,814,744	15,066,566	(251,822)
112	USD	US Treasury Bond 30 Year Futures	September 2010	13,891,350	14,416,500	(525,150)
192	USD	US Treasury Note 5 Year Futures	September 2010	22,466,169	23,007,000	(540,831)
373	USD	US Treasury Note 10 Year Futures	September 2010	44,919,921	46,182,063	(1,262,142)
				146,989,068	149,589,605	(2,600,537)
						$(1,850,120)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2010

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Barclays Bank PLC	AUD	7,994,426	USD	6,884,000	08/18/10	$(336,843)
Barclays Bank PLC	CAD	5,301,886	USD	4,970,223	08/18/10	(186,081)
Barclays Bank PLC	DKK	118,779,266	USD	19,199,545	08/18/10	(1,573,054)
Barclays Bank PLC	EUR	5,865,541	CAD	7,491,000	08/18/10	(358,319)
Barclays Bank PLC	EUR	2,649,635	GBP	2,178,000	08/18/10	(35,483)
Barclays Bank PLC	EUR	4,130,053	USD	5,170,000	08/18/10	(212,041)
Barclays Bank PLC	GBP	21,000	EUR	25,526	08/18/10	315
Barclays Bank PLC	GBP	486,000	USD	741,803	08/18/10	(20,750)
Barclays Bank PLC	JPY	6,920,096	USD	79,497	08/18/10	(611)
Barclays Bank PLC	USD	5,220,842	AUD	6,332,996	08/18/10	499,339
Barclays Bank PLC	USD	7,382,150	CAD	7,491,000	08/18/10	(96,843)
Barclays Bank PLC	USD	8,421,270	DKK	50,948,686	08/18/10	488,842
Barclays Bank PLC	USD	22,828,809	EUR	18,207,202	08/18/10	897,741
Barclays Bank PLC	USD	987,362	KRW	1,211,000,000	12/01/10	31,365
Barclays Bank PLC	USD	12,285,818	NOK	81,837,063	08/18/10	1,173,586
Barclays Bank PLC	USD	2,270,000	PLN	7,589,745	12/01/10	181,013
Citibank N.A.	EUR	376,000	USD	488,295	08/18/10	(1,686)
Citibank N.A.	GBP	5,205,661	USD	7,782,011	08/18/10	(385,869)
Citibank N.A.	USD	736,762	AUD	840,572	08/18/10	22,472
Citibank N.A.	USD	405,625	BRL	750,000	10/20/10	13,693
Citibank N.A.	USD	149,351	CAD	154,701	08/18/10	1,102
Citibank N.A.	USD	4,570,329	CNY	30,400,000	10/20/10	(81,936)
Citibank N.A.	USD	2,042,745	EUR	1,608,050	08/18/10	52,770
Credit Suisse London Branch	EUR	604,678	USD	790,955	08/18/10	2,974
Credit Suisse London Branch	GBP	68,000	USD	98,378	08/18/10	(8,317)
Credit Suisse London Branch	KRW	500,000,000	USD	414,388	10/20/10	(6,799)
Credit Suisse London Branch	USD	19,079,818	AUD	23,587,363	08/18/10	2,225,106
Credit Suisse London Branch	USD	6,463,588	CAD	6,859,996	08/18/10	208,042
Credit Suisse London Branch	USD	10,154,151	EUR	8,170,998	08/18/10	493,812
Credit Suisse London Branch	USD	22,924,589	JPY	2,099,754,780	08/18/10	1,382,523
Credit Suisse London Branch	USD	426,530	KRW	500,000,000	10/20/10	(5,343)
Credit Suisse London Branch	USD	461,292	MXN	6,024,706	12/01/10	8,539

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2010

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Credit Suisse London Branch	USD	3,659,787	PHP	172,010,000	12/01/10	$70,740
Credit Suisse London Branch	USD	2,194,877	SEK	17,676,882	08/18/10	253,375
Deutsche Bank AG London	CAD	16,459,880	USD	15,702,249	08/18/10	(305,665)
Deutsche Bank AG London	EUR	3,740,000	JPY	410,681,172	08/18/10	(119,633)
Deutsche Bank AG London	GBP	43,000	USD	64,521	08/18/10	(2,948)
Deutsche Bank AG London	JPY	384,116,040	USD	4,340,000	08/18/10	(106,591)
Deutsche Bank AG London	USD	3,566,017	BRL	6,590,000	10/20/10	118,387
Deutsche Bank AG London	USD	1,533,036	CLP	826,000,000	12/01/10	48,935
Deutsche Bank AG London	USD	659,455	CNY	4,450,000	12/01/10	(1,818)
Deutsche Bank AG London	USD	4,279,589	DKK	25,942,866	08/18/10	257,405
Deutsche Bank AG London	USD	1,104,906	EUR	897,937	08/18/10	65,232
Deutsche Bank AG London	USD	1,249,177	GBP	832,310	08/18/10	56,749
Deutsche Bank AG London	USD	3,480,859	INR	165,400,000	12/01/10	23,975
Deutsche Bank AG London	USD	92,237	MXN	1,218,729	12/01/10	2,804
Deutsche Bank AG London	USD	5,362,119	MYR	17,262,000	10/20/10	38,084
Deutsche Bank AG London	USD	973,202	PEN	2,760,000	12/01/10	4,293
Deutsche Bank AG London	USD	3,647,819	RUB	112,900,000	10/20/10	59,629
JPMorgan Chase Bank	KRW	8,472,000,000	USD	7,592,078	10/20/10	455,489
JPMorgan Chase Bank	USD	117,753	CAD	122,926	08/18/10	1,798
JPMorgan Chase Bank	USD	2,453,526	CNY	16,300,000	10/20/10	(46,920)
JPMorgan Chase Bank	USD	4,295,145	DKK	25,944,790	08/18/10	242,186
JPMorgan Chase Bank	USD	27,262	GBP	18,177	08/18/10	1,258
JPMorgan Chase Bank	USD	335,081	JPY	29,926,001	08/18/10	11,347
JPMorgan Chase Bank	USD	7,236,387	KRW	8,472,000,000	10/20/10	(99,797)

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2010

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
JPMorgan Chase Bank	USD	1,465,631	MYR	5,000,000	10/20/10	$98,557
JPMorgan Chase Bank	USD	1,376,378	SGD	1,910,000	10/20/10	28,486
JPMorgan Chase Bank	USD	3,218,210	TWD	102,500,000	12/01/10	1,679
Morgan Stanley & Co. International PLC	EUR	4,435,853	CHF	6,173,067	08/18/10	146,376
Morgan Stanley & Co. International PLC	EUR	15,272,636	JPY	1,675,950,339	08/18/10	(501,316)
Morgan Stanley & Co. International PLC	EUR	1,384,241	USD	1,703,479	08/18/10	(100,382)
Morgan Stanley & Co. International PLC	GBP	3,599,630	CAD	5,517,513	08/18/10	(281,946)
Royal Bank of Scotland PLC	GBP	85,000	USD	122,867	08/18/10	(10,501)
Royal Bank of Scotland PLC	USD	54,583	AUD	64,957	08/18/10	4,088
						$4,786,614

Currency type abbrevations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

PEN  Peruvian Nuevo Sol

PHP  Philippine Peso

PLN  Polish Zloty

NOK  Norwegian Krone

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2010

The following is a summary of the fair valuations according to the inputs used as of July 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$497,789,301	$—	$497,789,301
Repurchase agreement	—	5,550,000	—	5,550,000
Futures contracts, net	(1,850,120)	—	—	(1,850,120)
Forward foreign currency contracts, net	—	4,786,614	—	4,786,614
Total	$(1,850,120)	$508,125,915	$—	$506,275,795

At July 31, 2010, there were no transfers between Level 1 and Level 2.

Investments by type of issuer (unaudited)

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	59.85%	—
Repurchase agreement	—	1.10%
Banks and other financial institutions	27.70	—
Industrial	11.35	—
	98.90%	1.10%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Performance

For the 12 months ended July 31, 2010, the Portfolio's Class P shares returned 23.60%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 21.15%, after the deduction of the maximum UBS PACE Select program fee, for the same 12-month period.) In comparison, the BofA Merrill Lynch Global High Yield Index (hedged in USD) (the "benchmark") returned 25.66%, and the Lipper High Current Yield Funds category posted a median return of 20.65%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 90. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio lagged its benchmark during the reporting period. Primary drivers of underperformance were our higher-quality bias early in the reporting period and the weak results of several individual holdings.

The high yield market had a tremendous rally that started in March 2009. Despite a small correction in May 2010 that brought the 14-month rally to an end, the market has since resumed its upward climb. During the 12-month reporting period, the high yield market experienced record-setting issuance as a result of companies refinancing in the reopened credit markets, coupled with strong investor demand.

When the fiscal year began, the Portfolio's overall credit quality was higher than that of the benchmark. In the third quarter of 2009, we were making our final positioning adjustments to achieve a portfolio beta that was in line with that of the benchmark. (Beta is a measure of market-related risk.) We achieved this through our overweight exposure to banks and lower-rated credits. Banks were one of the top-performing sectors during the period, and CCC and lower-rated bonds outperformed the broader market in the review period. The top-performing issuers in the Portfolio during the period were Ford, General Motors (GM) and CIT Group. Ford's performance was a continuation of its remarkable turnaround story. GM emerged from bankruptcy just prior to this reporting period, and our position rebounded from very distressed levels. CIT Group, the small business lender, has performed well since its emergence from bankruptcy at the end of 2009.

The bottom-performing issuers in the Portfolio were Station Casinos, US Concrete and SLM Holdings (Sallie Mae). We had a small position in Station Casinos, which entered into bankruptcy in the first half of 2009. As a result, its securities declined significantly during the review period. US Concrete faced difficulties as the

UBS PACE Select Advisors Trust – UBS PACE High Yield Investments

Investment Sub-Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Dan Roberts, Taylor Wagenseil, Michael Kimble and Louis Cohen

Objective:

Total return

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields does this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Sub-Advisor's comments – concluded

housing market remained under pressure during the review period. The company filed for bankruptcy in the second quarter of 2010 and is currently restructuring its business. We purchased Sallie Mae during the period, and its shares have subsequently declined, driven, in part, by declining student loan originations.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher-rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of UBS PACE High Yield Investments Class P shares versus the BofA Merrill Lynch Global High Yield Index (hedged in USD) from April 30, 2006, which is the month-end after the inception date of the Class P shares, through July 31, 2010. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that UBS PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/10		1 year	Since inception[1]
Before deducting	Class A2	23.35%	8.42%
maximum sales charge	Class C3	22.81%	32.71%
or UBS PACE Select	Class Y4	23.82%	39.91%
program fee	Class P5	23.60%	8.66%
After deducting maximum sales charge	Class A2	17.82%	7.25%
or UBS PACE Select	Class C3	22.06%	32.71%
program fee	Class P5	21.15%	6.50%
BofA Merrill Lynch Global High Yield Index (hedged in USD)[6]		25.66%	8.32%
Lipper High Current Yield Funds median		20.65%	5.84%

Average annual total returns for periods ended June 30, 2010, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 19.79%; since inception, 6.44%; Class C—1-year period, 24.13%; since inception, 31.48%; Class Y—1 year period, 25.88%; since inception, 39.05%; Class P—1-year period, 23.32%; since inception, 5.73%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.46% and 1.35%; Class B—2.17% and 2.10%; Class C—1.92% and 1.85%; Class Y—1.37% and 1.10%; and Class P—1.34% and 1.10%. Class B shares were not operational as of November 28, 2009. Therefore these amounts have been estimated. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.35%; Class B—2.10%; Class C—1.85%; Class Y—1.10%; and Class P—1.10%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual UBS PACE Select program fee was 1.5% of the value of Class P shares.

6  The BofA Merrill Lynch Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds sterling or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	07/31/10
Weighted average duration	3.7	yrs.
Weighted average maturity	6.6	yrs.
Average coupon	6.76%
Net assets (mm)	$225.7
Number of holdings	260
Portfolio composition[1]	07/31/10
Bonds and loan assignments	92.5%
Common stocks, preferred stock and warrants	3.8
Collateralized mortgage obligations	1.0
Forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	3.1
Total	100.0%
Quality diversification[1]	07/31/10
BB & higher	35.9%
B	35.1
CCC & lower	15.6
Not rated	10.7
Forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	3.1
Total	100.0%
Asset allocation[1]	07/31/10
Corporate bonds	85.8%
Common stocks, preferred stock and warrants	3.8
Loan assignments	3.6
Asset-backed securities	3.1
Collateralized mortgage obligations	1.0
Forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	3.1
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]		Value
Corporate bonds—85.84%
Aerospace & defense—0.91%
Alliant Techsystems, Inc. 6.750%, due 04/01/16		55,000	$54,863
BE Aerospace, Inc. 8.500%, due 07/01/18		600,000	652,500
Hexcel Corp. 6.750%, due 02/01/15		1,360,000	1,346,400
			2,053,763
Airlines—2.07%
American Airlines Pass Through Trust 2001-01 6.977%, due 05/23/21		363,793	305,586
Class B 7.377%, due 05/23/19		406,670	345,669
Continental Airlines Pass Through Trust 2001-1, Class C 7.033%, due 06/15/11		120,234	118,130
Continental Airlines Pass Through Trust 2003-ERJ1, Series RJ03 7.875%, due 07/02/18		934,667	897,281
Continental Airlines Pass Through Trust 2004-ERJ1, Series RJ04 9.558%, due 09/01/19		853,997	802,757
Continental Airlines Pass Through Trust 2005-ERJ1, Series ERJ1 9.798%, due 04/01/21		1,207,952	1,135,475
Delta Air Lines, Inc. 7.711%, due 09/18/11		280,000	286,636
United Air Lines Pass Through Trust 2009-2A 9.750%, due 01/15/17		728,070	787,226
			4,678,760
Auto & truck—3.94%
Ford Holdings, Inc. 9.300%, due 03/01/30		1,145,000	1,196,525
9.375%, due 03/01/20		285,000	294,975
Ford Motor Co. 6.625%, due 10/01/28		1,595,000	1,355,750
Motors Liquidation Co. 8.375%, due 07/05/33[2]	EUR	2,000,000	938,268
8.375%, due 07/15/33[2,3]		11,910,000	4,108,950
Navistar International Corp. 8.250%, due 11/01/21		935,000	988,763
			8,883,231
Automotive parts—0.69%
Goodyear Tire & Rubber Co. 10.500%, due 05/15/16		1,390,000	1,556,800
Banking-non-US—2.61%
Anglo Irish Bank Corp. Ltd. 0.979%, due 06/19/17[4]	EUR	1,000,000	458,153

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Banking-non-US—(concluded)
EGG Banking PLC 7.500%, due 12/09/13[5,6]	GBP	1,560,000	$2,202,696
HBOS Capital Funding LP 6.461%, due 11/30/18[5,6]	GBP	705,000	815,306
HT1 Funding GmbH 6.352%, due 06/30/17[5,6]	EUR	1,600,000	1,313,597
IKB Deutsche Industriebank AG 4.500%, due 07/09/13	EUR	1,000,000	1,101,162
			5,890,914
Banking-US—0.93%
Fifth Third Capital Trust IV 6.500%, due 04/15/37[4]		1,080,000	928,800
Wachovia Capital Trust III 5.800%, due 03/15/11[5,6]		750,000	634,725
Wells Fargo & Co., Series K 7.980%, due 03/15/18[5,6]		525,000	540,750
			2,104,275
Beverages—0.52%
Constellation Brands, Inc. 7.250%, due 09/01/16		590,000	615,075
7.250%, due 05/15/17		225,000	234,000
8.375%, due 12/15/14		300,000	324,000
			1,173,075
Broadcast—0.50%
Clear Channel Communications, Inc. 4.900%, due 05/15/15		985,000	541,750
6.875%, due 06/15/18		730,000	375,950
7.250%, due 10/15/27		445,000	213,600
			1,131,300
Building & construction—2.51%
D.R. Horton, Inc. 5.625%, due 01/15/16		195,000	187,687
6.500%, due 04/15/16		255,000	255,000
K. Hovnanian Enterprises, Inc. 6.500%, due 01/15/14		770,000	608,300
7.750%, due 05/15/13[3]		80,000	72,200
10.625%, due 10/15/16		1,195,000	1,206,950
PERI GmbH 5.625%, due 12/15/11	EUR	335,000	448,561
Pulte Group, Inc. 6.375%, due 05/15/33		567,000	442,260
Standard Pacific Corp. 8.375%, due 05/15/18		1,365,000	1,327,462
Taylor Wimpey PLC 7.925%, due 05/24/19[5]	GBP	341,522	519,822
8.175%, due 07/03/12[5]	GBP	287,814	429,042
William Lyon Homes, Inc. 10.750%, due 04/01/13		200,000	166,000
			5,663,284

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Building materials—0.31%
Interface, Inc., Series B 11.375%, due 11/01/13		625,000	$706,250
Building products—1.75%
Nortek, Inc. 11.000%, due 12/01/13		1,381,111	1,474,336
US Concrete, Inc. 8.375%, due 04/01/14[2]		1,370,000	719,250
USG Corp. 6.300%, due 11/15/16		1,235,000	1,071,362
9.500%, due 01/15/18[7]		690,000	677,925
			3,942,873
Building products-cement—0.86%
Hanson Ltd. 6.125%, due 08/15/16		600,000	589,500
HeidelbergCement Finance BV 7.500%, due 04/03/20	EUR	395,000	504,450
Texas Industries, Inc. 7.250%, due 07/15/13		837,000	851,647
			1,945,597
Cable—1.00%
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625%, due 11/15/17[8]		1,405,000	1,433,100
Dish DBS Corp. 6.625%, due 10/01/14		800,000	818,000
			2,251,100
Car rental—1.59%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.936%, due 05/15/14[4]		200,000	177,000
7.625%, due 05/15/14[7]		605,000	597,437
Europcar Groupe SA 4.183%, due 05/15/13[4]	EUR	300,000	351,851
Hertz Corp. 8.875%, due 01/01/14		1,065,000	1,096,950
Hertz Holdings Netherlands BV 8.500%, due 07/31/15	EUR	1,000,000	1,358,535
			3,581,773
Chemicals—3.57%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 02/01/18		615,000	592,706
9.750%, due 11/15/14[3]		725,000	722,281
Huntsman International LLC 6.875%, due 11/15/13	EUR	600,000	766,253
7.375%, due 01/01/15[7]		1,440,000	1,429,200
7.500%, due 01/01/15	EUR	650,000	813,166

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
Innophos, Inc. 8.875%, due 08/15/14[7]		960,000	$990,000
Invista 9.250%, due 05/01/12[8]		441,000	445,961
LBI Escrow Corp. 8.000%, due 11/01/17[8]		1,290,000	1,356,112
Nalco Co. 9.000%, due 11/15/13	EUR	430,000	571,562
Rockwood Specialties Group, Inc. 7.625%, due 11/15/14	EUR	270,000	358,888
			8,046,129
Coal—0.64%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 8.250%, due 12/15/17[8]		770,000	804,650
8.500%, due 12/15/19[8]		605,000	635,250
			1,439,900
Commercial services—1.67%
Ashtead Holdings PLC 8.625%, due 08/01/15[8]		765,000	774,562
Corrections Corp. of America 6.250%, due 03/15/13		430,000	436,450
Iron Mountain, Inc. 6.750%, due 10/15/18	EUR	495,000	617,645
7.750%, due 01/15/15		390,000	393,900
United Rentals North America, Inc. 7.000%, due 02/15/14[3]		155,000	153,838
9.250%, due 12/15/19		1,315,000	1,387,325
			3,763,720
Computer software & services—0.28%
Sungard Data Systems, Inc. 10.250%, due 08/15/15		600,000	630,000
Consumer products—0.61%
Jarden Corp. 7.500%, due 01/15/20		670,000	683,400
7.500%, due 01/15/20	EUR	550,000	702,398
			1,385,798
Containers & packaging—1.92%
IFCO Systems N.V. 10.000%, due 06/30/16	EUR	500,000	739,538
Impress Holdings BV 3.960%, due 09/15/13[4]	EUR	900,000	1,127,388
OI European Group BV 6.875%, due 03/31/17	EUR	115,000	151,361
Owens-Brockway Glass Container, Inc. 6.750%, due 12/01/14	EUR	435,000	572,539

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Containers & packaging—(concluded)
Rexam PLC 6.750%, due 06/29/67[5]	EUR	1,406,000	$1,731,421
			4,322,247
Diversified capital goods—0.46%
Mueller Water Products, Inc. 7.375%, due 06/01/17		1,145,000	1,043,381
Diversified financial services—3.61%
Ally Financial, Inc. 8.000%, due 11/01/31		2,720,000	2,646,739
8.300%, due 02/12/15[8]		645,000	678,863
Bank of America Corp. 8.000%, due 01/30/18[5,6]		345,000	347,198
Capital One Capital III 7.686%, due 08/15/36		2,000,000	1,990,000
GE Capital Trust III 6.500%, due 09/15/67[4]	GBP	1,750,000	2,471,410
			8,134,210
Diversified operations—0.36%
Icahn Enterprises LP 4.000%, due 08/15/13[4]		900,000	801,000
Electric utilities—2.63%
Edison Mission Energy 7.200%, due 05/15/19		15,000	10,125
7.500%, due 06/15/13[3]		1,375,000	1,161,875
7.625%, due 05/15/27		65,000	40,950
Energy Future Holdings Corp. 11.250%, due 11/01/17[9]		4,311,619	2,802,552
NRG Energy, Inc. 7.250%, due 02/01/14		1,580,000	1,619,500
8.500%, due 06/15/19		295,000	309,750
			5,944,752
Electric-generation—0.57%
Intergen N.V. 8.500%, due 06/30/17	EUR	205,000	273,825
9.500%, due 06/30/17	GBP	490,000	795,794
Tenaska Alabama Partners LP 7.000%, due 06/30/21[8]		225,363	223,109
			1,292,728
Electronics—1.07%
Freescale Semiconductor, Inc. 9.250%, due 04/15/18[8]		1,180,000	1,218,350
10.125%, due 03/15/18[8]		570,000	607,050
SGL Carbon SE 1.933%, due 05/16/15[4]	EUR	500,000	589,676
			2,415,076

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Finance-captive automotive—0.65%
FCE Bank PLC 7.125%, due 01/15/13	EUR	800,000	$1,068,584
GMAC Canada Ltd. 6.000%, due 05/23/12	EUR	300,000	390,945
			1,459,529
Finance-noncaptive consumer—1.43%
CIT Group, Inc. 7.000%, due 05/01/14[3]		847,342	824,040
7.000%, due 05/01/15		506,342	487,987
7.000%, due 05/01/16		843,905	803,819
7.000%, due 05/01/17		1,181,469	1,113,535
			3,229,381
Finance-other—1.68%
American General Finance Corp. 3.250%, due 01/16/13	EUR	1,000,000	1,097,188
American General Finance Corp. MTN 6.500%, due 09/15/17		545,000	453,712
6.900%, due 12/15/17		350,000	298,375
Series H 5.375%, due 10/01/12		175,000	164,500
SLM Corp. MTN 8.000%, due 03/25/20		2,000,000	1,775,000
			3,788,775
Financial services—1.81%
Bear Stearns Cos., Inc. 11.000%, due 02/02/17[5,10,11]		320,000	358,720
HSBC Finance Capital Trust IX 5.911%, due 11/30/35[5]		1,450,000	1,268,750
Northern Rock Asset Management PLC 9.375%, due 10/17/21	GBP	2,000,000	2,455,719
			4,083,189
Firearms & ammunition—0.30%
Colt Defense LLC/Colt Finance Corp. 8.750%, due 11/15/17[8]		840,000	674,100
Food—0.82%
Smithfield Foods, Inc. 7.000%, due 08/01/11[3]		1,360,000	1,383,800
10.000%, due 07/15/14[8]		410,000	458,175
			1,841,975
Food-wholesale—0.08%
Barry Callebaut Services N.V. 6.000%, due 07/13/17	EUR	140,000	186,546
Gaming—5.32%
Harrah's Operating Co., Inc. 10.000%, due 12/15/18[3]		2,479,000	2,085,459
12.750%, due 04/15/18[3,8]		370,000	359,825

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Gaming—(concluded)
Isle of Capri Casinos, Inc. 7.000%, due 03/01/14[3]		1,380,000	$1,266,150
Mandalay Resort Group 6.375%, due 12/15/11		790,000	759,387
MGM Resorts International 5.875%, due 02/27/14[3]		395,000	332,294
6.625%, due 07/15/15[3]		790,000	661,625
7.500%, due 06/01/16[3]		1,485,000	1,232,550
Mohegan Tribal Gaming Authority 6.125%, due 02/15/13		1,475,000	1,235,312
8.000%, due 04/01/12		155,000	132,525
11.500%, due 11/01/17[3,8]		285,000	278,588
Pinnacle Entertainment, Inc. 7.500%, due 06/15/15		1,260,000	1,222,200
River Rock Entertainment Authority 9.750%, due 11/01/11		380,000	355,300
Station Casinos, Inc. 6.000%, due 04/01/12[2,3]		575,000	11,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625%, due 12/01/14[3]		1,440,000	1,494,000
7.750%, due 08/15/20[8]		580,000	587,975
			12,014,690
Health care providers & services—1.40%
HCA, Inc. 6.500%, due 02/15/16		3,165,000	3,101,700
9.250%, due 11/15/16		55,000	59,400
			3,161,100
Hotels, restaurants & leisure—0.50%
Royal Caribbean Cruises Ltd. 5.625%, due 01/27/14	EUR	925,000	1,121,059
Household durables—0.57%
Libbey Glass, Inc. 10.000%, due 02/15/15[8]		1,215,000	1,293,975
Insurance—2.21%
American International Group, Inc. 5.000%, due 04/26/23	GBP	750,000	903,159
Hartford Life, Inc. 7.650%, due 06/15/27		885,000	905,139
Liberty Mutual Group, Inc. 7.800%, due 03/15/37[8]		2,000,000	1,780,000
Lincoln National Corp. 7.000%, due 05/17/66[5]		1,555,000	1,406,342
			4,994,640
Machinery—0.72%
AGCO Corp. 6.875%, due 04/15/14	EUR	300,000	392,900
Terex Corp. 7.375%, due 01/15/14		1,220,000	1,241,350
			1,634,250

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Machinery-agriculture & construction—0.29%
CNH America LLC 7.250%, due 01/15/16		625,000	$653,125
Manufacturing-diversified—1.61%
American Railcar Industries, Inc. 7.500%, due 03/01/14		1,520,000	1,489,600
Amsted Industries, Inc. 8.125%, due 03/15/18[8]		1,110,000	1,137,750
SPX Corp. 7.625%, due 12/15/14		955,000	1,000,363
			3,627,713
Media—0.27%
Lamar Media Corp. 6.625%, due 08/15/15		285,000	283,575
Series C, 6.625%, due 08/15/15		105,000	103,425
Lighthouse International Co. SA 8.000%, due 04/30/14	EUR	275,000	218,604
			605,604
Medical products—0.74%
Bausch & Lomb, Inc. 9.875%, due 11/01/15		1,215,000	1,281,825
FMC Finance III SA 6.875%, due 07/15/17		365,000	378,688
			1,660,513
Metals—2.37%
Aleris International, Inc. 6.000%, due 06/01/20[10,12]		13,347	14,375
Century Aluminum Co. 8.000%, due 05/15/14		2,608,150	2,517,126
Novelis, Inc. 7.250%, due 02/15/15[7]		2,745,000	2,806,762
			5,338,263
Metals & mining—3.05%
Arch Western Finance LLC 6.750%, due 07/01/13[7]		985,000	989,925
FMG Finance Pty Ltd. 9.750%, due 09/01/13	EUR	725,000	1,001,471
10.000%, due 09/01/13[8]		650,000	711,750
10.625%, due 09/01/16[8]		685,000	780,900
Foundation PA Coal Co. 7.250%, due 08/01/14		1,160,000	1,184,650
Glencore Finance Europe SA 6.500%, due 02/27/19	GBP	500,000	772,461
Massey Energy Co. 6.875%, due 12/15/13		1,065,000	1,061,006
Teck Resources Ltd. 10.750%, due 05/15/19		305,000	380,884
			6,883,047

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—6.82%
Chesapeake Energy Corp. 6.250%, due 01/15/17	EUR	515,000	$664,411
Compton Petroleum Finance Corp. 7.625%, due 12/01/13		995,000	859,431
Delta Petroleum Corp. 7.000%, due 04/01/15		1,490,000	1,177,100
Denbury Resources, Inc. 7.500%, due 12/15/15		825,000	847,688
9.750%, due 03/01/16		200,000	220,250
El Paso Corp. 6.875%, due 06/15/14		2,055,000	2,159,478
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625%, due 06/15/20		1,100,000	1,149,500
Forest Oil Corp. 8.000%, due 12/15/11		75,000	79,125
Hilcorp Energy I LP/Hilcorp Finance Co. 8.000%, due 02/15/20[8]		355,000	365,650
9.000%, due 06/01/16[8]		510,000	538,050
Inergy LP/Inergy Finance Corp. 6.875%, due 12/15/14		1,475,000	1,482,375
Linn Energy LLC 9.875%, due 07/01/18		1,230,000	1,353,000
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, due 04/15/20[8]		600,000	637,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 8.500%, due 07/15/16		975,000	1,028,625
Regency Energy Partners LP/Regency Energy Finance Corp. 8.375%, due 12/15/13		1,198,000	1,254,905
Swift Energy Co. 8.875%, due 01/15/20		895,000	912,900
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 8.250%, due 07/01/16		630,000	658,350
			15,388,338
Oil refining—1.07%
Petroplus Finance Ltd. 6.750%, due 05/01/14[8]		430,000	387,000
Tesoro Corp. 6.250%, due 11/01/12		1,835,000	1,869,406
6.500%, due 06/01/17		160,000	154,400
			2,410,806

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Oil services—2.81%
Basic Energy Services, Inc. 7.125%, due 04/15/16		1,535,000	$1,389,175
CIE Generale de Geophysique 7.500%, due 05/15/15		1,270,000	1,244,600
Geokinetics Holdings, Inc. 9.750%, due 12/15/14[8]		1,325,000	1,172,625
Helix Energy Solutions Group, Inc. 9.500%, due 01/15/16[8]		1,005,000	974,850
Hornbeck Offshore Services, Inc. 8.000%, due 09/01/17		335,000	313,644
Series B 6.125%, due 12/01/14		1,375,000	1,234,062
			6,328,956
Packaging—1.45%
Reynolds Group Escrow 7.750%, due 10/15/16	EUR	1,100,000	1,465,719
Reynolds Group Issuer 8.500%, due 05/15/18[8]		1,765,000	1,813,537
			3,279,256
Paper & forest products—2.70%
Boise Cascade LLC 7.125%, due 10/15/14		1,980,000	1,861,200
Boise Paper Holdings LLC/Boise Finance Co. 9.000%, due 11/01/17		850,000	892,500
Domtar Corp. 9.500%, due 08/01/16		250,000	287,500
10.750%, due 06/01/17[3]		1,185,000	1,460,512
Norske Skogindustrier ASA 7.000%, due 06/26/17	EUR	505,000	447,502
7.125%, due 10/15/33[8]		1,850,000	1,137,750
			6,086,964
Railroads—0.40%
RailAmerica, Inc. 9.250%, due 07/01/17		824,000	891,980
Real estate investment trusts—0.58%
iStar Financial, Inc. 5.875%, due 03/15/16[3]		550,000	391,187
Prologis International Funding SA 7.625%, due 10/23/14	EUR	750,000	928,495
			1,319,682
Retail—0.65%
Neiman Marcus Group, Inc. 9.000%, due 10/15/15[3,9]		1,442,704	1,476,968
Steel—1.06%
California Steel Industries 6.125%, due 03/15/14		1,280,000	1,235,200

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]		Value
Corporate bonds—(concluded)
Steel—(concluded)
RathGibson, Inc. 11.250%, due 02/15/14[2,3,10]		335,000	$4,188
US Steel Corp. 7.000%, due 02/01/18		1,170,000	1,161,225
			2,400,613
Support-services—0.22%
KAR Auction Services, Inc. 10.000%, due 05/01/15		33,000	34,320
TUI AG 5.125%, due 12/10/12	EUR	380,000	472,913
			507,233
Telecommunication services—1.35%
Alcatel-Lucent USA, Inc. 6.450%, due 03/15/29		1,020,000	688,500
Angel Lux Common SA 6.159%, due 05/01/16[4]	EUR	317,684	412,955
Softbank Corp. 7.750%, due 10/15/13	EUR	1,450,000	1,955,703
			3,057,158
Telephone-integrated—1.14%
Frontier Communications Corp. 7.000%, due 11/01/25		965,000	834,725
7.050%, due 10/01/46		905,000	714,950
Virgin Media Finance PLC 9.500%, due 08/15/16	EUR	700,000	1,017,109
			2,566,784
Transportation—1.13%
Stena AB 5.875%, due 02/01/19	EUR	650,000	745,402
6.125%, due 02/01/17	EUR	1,500,000	1,808,122
			2,553,524
Transportation services—0.85%
Bristow Group, Inc. 6.125%, due 06/15/13		947,000	949,368
PHI, Inc. 7.125%, due 04/15/13		805,000	768,775
Teekay Corp. 8.500%, due 01/15/20		195,000	204,750
			1,922,893
Wireless telecommunication services—0.21%
Crown Castle International Corp. 9.000%, due 01/15/15		430,000	470,850
Total corporate bonds (cost—$182,268,049)			193,695,415

Security description	Face amount[1]	Value
Loan assignments[4]—3.59%
Cable—0.45%
Charter Communications Operating, LLC Extended Term Loan 3.790%, due 09/30/10	959,762	$909,777
Charter Communications Operating, LLC Replacement Term Loan 2.320%, due 08/31/10	118,226	112,069
		1,021,846
Commercial services—0.49%
Aramark Corp. Extended Letter of Credit 3.598%, due 09/30/10	47,556	45,838
Aramark Corp. Extended Term Loan B 3.783%, due 09/30/10	723,113	696,987
Aramark Corp. Synthetic Letter of Credit 2.223%, due 09/30/10	26,400	24,684
Aramark Corp. Term Loan 2.408%, due 09/30/10	364,576	340,875
		1,108,384
Computer software & services—0.79%
Sungard Data Systems, Inc. Tranche B 4.043%, due 08/09/10	1,730,299	1,666,503
3.970%, due 08/09/10	126,410	121,749
		1,788,252
Defense/aerospace—0.39%
Hawker Beechcraft Acquisition Co. LLC LC Facility Deposits 2.533%, due 09/30/10	60,863	49,191
Hawker Beechcraft Acquisition Co. LLC Term Loan 2.316%, due 08/31/10	748,820	605,218
2.533%, due 09/30/10	271,855	219,722
		874,131
Energy equipment & services—0.38%
Precision Drilling Corp. Tranche B-1 Term Loan 7.250%, due 09/30/10	844,742	844,041
Machinery—0.21%
Manitowoc Co., Inc. Term Loan B 8.000%, due 08/23/10	468,808	470,078

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]	Value
Loan assignments[4]—(concluded)
Paper & packaging—0.51%
Georgia-Pacific Corp. New Term Loan B 2.475%, due 08/31/10	171,918	$169,160
2.533%, due 09/30/10	26,862	26,431
2.537%, due 09/10/10	968,017	952,490
		1,148,081
Wireless telecommunication services—0.37%
MetroPCS Wireless, Inc. Extended Term Loan 3.875%, due 08/02/10	509,820	501,536
3.875%, due 08/31/10	275,303	270,829
MetroPCS Wireless, Inc. Term Loan B 2.625%, due 08/02/10	46,796	45,509
2.625%, due 08/31/10	25,271	24,574
		842,448
Total loan assignments (cost—$7,692,752)		8,097,261
Asset-backed securities—3.09%
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL2, Class A3A 0.399%, due 05/25/37[4]	989,216	730,385
GSAA Home Equity Trust, Series 2006-14, Class A1 0.379%, due 09/25/36[4]	969,664	444,835
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV1 0.459%, due 04/25/37[4]	903,891	734,069
Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1, Class A2A 0.439%, due 03/25/37[4]	1,063,922	702,037
Morgan Stanley Capital, Inc., Series 2006-HE8, Class A2B 0.429%, due 10/25/36[4]	390,000	318,305
Renaissance Home Equity Loan Trust, Series 2007-2, Class AF1 5.893%, due 06/25/37[7]	1,525,218	1,150,345
Rutland Rated Investments, Series DRYD-1A, Class A1AL 0.889%, due 06/20/13[4,10,11]	1,440,000	1,119,456
Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A2 0.439%, due 01/25/37[4]	1,152,150	956,236
Series 2007-OPT1, Class 2A1 0.409%, due 06/25/37[4]	989,703	814,863
Total asset-backed securities (cost—$7,432,936)		6,970,531

Security description	Face amount[1]	Value
Collateralized mortgage obligations—0.97%
Banc of America Mortgage Securities, Series 2005-J, Class 1A1 3.388%, due 11/25/35[4]	963,595	$797,494
Countrywide Alternative Loan Trust, Series 2006-OC6, Class 2A1 0.399%, due 07/25/36[4]	590,594	568,640
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1 5.521%, due 11/25/36[5]	919,491	823,817
Total collateralized mortgage obligations (cost—$2,164,631)		2,189,951
	Number of shares
Common stocks—0.73%
Building products—0.02%
Nortek, Inc.*	1,375	55,000
Diversified financial services—0.47%
CIT Group, Inc.*	29,055	1,056,440
Metals—0.24%
Aleris International, Inc.[10,12]	15,446	540,610
Total common stocks (cost—$1,289,978)		1,652,050
Preferred stock—3.03%
Finance-captive automotive—3.03%
Ford Motor Co. Capital Trust II3 (cost—$6,881,323)	147,220	6,851,619
	Number of warrants
Warrants—0.01%
Cable—0.01%
Charter Communications, Inc., strike price $46.86, expires 11/30/14* (cost—$3,635)	1,818	14,126

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[1]	Value
Repurchase agreement—2.29%
Repurchase agreement dated 07/30/10 with State Street Bank & Trust Co., 0.010% due 08/02/10, collateralized by $5,117,207 US Treasury Notes, 2.125% to 3.125% due 04/30/15 to 04/30/17; (value—$5,280,589); proceeds: $5,177,004 (cost—$5,177,000)	5,177,000	$5,177,000

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—9.81%
Money market fund—9.81%
UBS Private Money Market Fund LLC[13] (cost—$22,131,690)	22,131,690	$22,131,690
Total investments (cost—$235,041,994)— 109.36%		246,779,643
Liabilities in excess of other assets—(9.36)%		(21,128,810)
Net assets—100.00%		$225,650,833

Aggregate cost for federal income tax purposes was $235,110,225; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$17,387,415
Gross unrealized depreciation	(5,717,997)
Net unrealized appreciation	$11,669,418

*  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Bond interest in default.

3  Security, or portion thereof, was on loan at July 31, 2010.

4  Floating rate security. The interest rate shown is the current rate as of July 31, 2010.

5  Variable rate security. The interest rate shown is the current rate as of July 31, 2010, and resets periodically.

6  Perpetual bond security. The maturity date reflects the next call date.

7  Step bond that converts to the noted fixed rate at a designated future date.

8  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 10.31% of net assets as of July 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

9  Payment-in-kind security for which part of the income earned may be paid as additional principal.

10  Illiquid securities representing 0.90% of net assets as of July 31, 2010.

11  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.66% of net assets as of July 31, 2010, are considered illiquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

12  Security is being fair valued by a valuation committee under the direction of the board of trustees.

13  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2010.

Security description	Value at 07/31/09	Purchases during the year ended 07/31/10	Sales during the year ended 07/31/10	Value at 07/31/10	Net income earned from affiliate for the year ended 07/31/10
UBS Private Money Market Fund LLC	$21,770,202	$102,059,328	$101,697,840	$22,131,690	$171,295

EUR  Euro

GBP  Great Britain Pound

GMAC  General Motors Acceptance Corporation

MTN  Medium Term Note

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2010

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized depreciation
JPMorgan Securities, Inc.	EUR	23,300,000	USD	29,677,443	08/18/10	$(685,741)
JPMorgan Securities, Inc.	GBP	6,500,000	USD	9,917,375	08/18/10	(281,372)
						$(967,113)

Currency type abbreviation:

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

The following is a summary of the fair valuations according to the inputs used as of July 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$193,681,040	$14,375	$193,695,415
Loan assignments	—	8,097,261	—	8,097,261
Asset-backed securities	—	5,851,075	1,119,456	6,970,531
Collateralized mortgage obligations	—	2,189,951	—	2,189,951
Common stocks	1,111,440	—	540,610	1,652,050
Preferred stock	6,851,619	—	—	6,851,619
Warrants	14,126	—	—	14,126
Repurchase agreement	—	5,177,000	—	5,177,000
Investment of cash collateral from securities loaned	—	22,131,690	—	22,131,690
Forward foreign currency contracts	—	(967,113)	—	(967,113)
Total	$7,977,185	$236,160,904	$1,674,441	$245,812,530

At July 31, 2010, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2010:

	Corporate bond	Asset-backed security	Common stock	Total
Beginning balance	$—	$636,437	$—	$636,437
Net purchases/(sales)	14,375	—	539,220	553,595
Accrued discounts/(premiums)	—	86,388	—	86,388
Total realized gain/(loss)	—	—	—	—
Net change in unrealized appreciation/depreciation	—	396,631	1,390	398,021
Net transfers in/(out) of Level 3	—	—	—	—
Ending balance	$14,375	$1,119,456	$540,610	$1,674,441

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2010 was $398,021.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2010

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	83.2%
United Kingdom	4.4
Netherlands	2.0
Canada	1.8
Germany	1.6
Luxembourg	1.1
Sweden	1.0
Australia	1.0
Japan	0.8
France	0.6
Norway	0.6
Liberia	0.5
Cayman Islands	0.5
Jersey	0.3
Ireland	0.2
Bermuda	0.2
Marshall Islands	0.1
Belgium	0.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Performance

For the 12 months ended July 31, 2010, the Portfolio's Class P shares returned 13.48%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 11.23%, after the deduction of the maximum UBS PACE Select program fee, for the same 12-month period.) In comparison, the Russell 1000 Value Index (the "benchmark") returned 15.39%, and the Lipper Large-Cap Value Funds category posted a median return of 11.72%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 106. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

ICAP

Our portion of the Portfolio underperformed the benchmark during the reporting period. Performance for the period was driven largely by individual stock selection. For example, global pharmaceutical firm Sanofi-Aventis's shares declined and detracted from performance. We continue to hold the position as we believe the stock will benefit from the company's aggressive restructuring plan to cut costs, as well as its closing of unproductive research and development (R&D) projects. We also feel that it will grow through the acquisition of other health care businesses, particularly in emerging markets.

In the retail sector, CVS Caremark detracted from returns. The company's sales figures and outlook disappointed investors, as expected gains from the integration of CVS and Caremark have not materialized as planned. As a result, the position was eliminated from our portion of the Portfolio. Home improvement retailer Lowe's also detracted from returns. We continue to maintain the holding, as we believe the stock is well-positioned to benefit from what we believe will be stabilizing trends in housing sales. In addition, the company has made significant improvements in its distribution, inventory and expense control systems. Elsewhere, an underweight to the property sector detracted from relative performance as it rebounded from the previous year's lows.

UBS PACE Select Advisors Trust – UBS PACE Large Co Value Equity Investments

Investment Sub-Advisors:

Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena")

Portfolio Managers:

ICAP: Jerrold Senser and Thomas Wenzel;

Westwood: Susan M. Byrne;

Pzena: Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III

Objective:

Capital appreciation and dividend income

Investment process:

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over a 12- to 18-month period.

ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

Westwood utilizes a value style of investing in which it chooses common stocks it believes are currently undervalued.

Other key metrics it considers are return on equity, debt/equity ratio and, in the case of

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Sub-Advisors' comments – continued

On the upside, Cummins, a global leader in manufacturing engines and power generation systems, was a top contributor. The company was well-positioned to benefit coming out of the economic downturn, as pent-up demand and its strong presence in emerging markets resulted in increased orders. Construction equipment manufacturer Caterpillar was also a large contributor to results, as improved pricing and cost control helped the company improve margins.

Other top contributors included gold miner and producer Newmont Mining, which benefited from the continued high price of gold. Rail operator CSX Corp. added to performance as it was able to maintain strong pricing and reduce costs during the economic downturn. The company was then able to take advantage of its position to boost margins and earnings as the economy improved. Following this period of strong performance, CSX showed less potential upside, according to our research, than other stocks in our portion of the Portfolio, on a relative valuation basis. As a result, we sold the position prior to the end of the review period.

Media company Viacom enhanced our results, as improvements in the ratings of its cable networks have led to higher affiliate fees and advertising revenues.

Westwood

Our portion of the Portfolio underperformed the benchmark during the reporting period. Our results were hindered throughout much of the review period by an increase in investor appetite that generally led to strong performance for low-quality, high-risk securities.

Investor sentiment generally remained positive as the stock rally that began in March 2009 continued through April 2010. In May and June 2010, however, fears over European sovereign debt and Chinese growth led to a selloff and lost confidence in companies with foreign sales exposure. In July 2010, however, we saw a return to investor preferences for higher-quality, lower-risk securities. Against this backdrop, companies with strong fundamentals and good earnings prospects began to perform better. As a result, we believe our focus on companies with strong fundamentals has positioned us well for the future.

Our relative performance was hindered by our positioning in the information technology, consumer discretionary and REIT (real estate investment trust) sectors, coupled with security selection in the utilities sector. The information technology and consumer discretionary sectors were heavily impacted by the market's rally. While holdings such as DIRECTV and EMC Corp. benefited, our more defensive names, such as Wal-Mart, underperformed. We sold our position in Wal-mart before the end of the reporting period. Likewise, we also sold our position in data storage company Western Digital, which was hurt by its high degree of foreign revenues and a seasonal slowdown in sales. The REIT sector performed well as fundamentals appeared to have bottomed out, but our portion of the Portfolio's underweight position negatively impacted relative performance. Lastly, our holdings in utilities hurt performance. Specifically, NextEra Energy (formerly FPL Group), which fell after receiving an unfavorable electric rate ruling in Florida. We subsequently sold the position before the end of the reporting period.

Investment process (concluded)

common equities, positive earnings surprises without a corresponding increase in Wall Street estimates.

Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Sub-Advisors' comments – concluded

On the positive side, performance in the financial services and producer durables sectors helped returns the most during the reporting period. Within financial services, our underweight to larger names aided relative performance, including Bank of America and other large banks that underperformed, given recent concerns over the impact of financial reform legislation. Additionally, our portion of the Portfolio benefited from holding securities in other industries, such as insurance and asset management. Three of our top contributors to performance during the fiscal year were in the producer durables sector. Power generator company Cummins Inc., farm machinery leader Deere & Co., and industrial conglomerate United Technologies Corp. all benefited from the market's preference for cyclical stocks, as well as data showing continued strength in their businesses. Ultimately, we sold United Technologies Corp. as we felt that much of the growth potential was already priced into the stock.

Pzena

Our portion of the Portfolio outperformed the benchmark during the reporting period. The financial services, producer durable, technology and consumer discretionary sectors were the biggest contributors to relative performance.

At the stock level, Boeing and Northrop Grumman, both aerospace and defense companies, were our two largest contributors to results. Boeing rallied on an improved outlook for commercial aircraft as the global economy strengthened. Northrop Grumman performed well as investors perceived the company's portfolio of defense programs as being less susceptible to budget cuts. Additionally, two regional banks, Comerica and PNC Financial, were also top contributors, as the credit outlook continued to improve at both banks. In addition, PNC Financial benefited from cost savings due to its merger with National City Bank.

Detractors during the period included Masco Corp. and Fortune Brands, both of which are leading manufacturers of cabinets and plumbing products for residential use. They performed poorly given concerns related to housing market recovery. We recently added these names to our portion of the Portfolio, as we believed that their valuations were attractive due to investor skepticism over a recovery in housing activity. Other detractors included energy holdings Exxon Mobil and BP, which both declined after BP's Gulf of Mexico oil spill. Elsewhere, retailer J.C. Penney detracted from results. Despite strong margin performance, the company reported weak same store sales (that is, sales in stores that have been open for a year or more) during the reporting period.

The scenario that has unfolded to date—a traditional inventory restocking cycle, followed by slow growth—is very much what most companies expected and planned for. As a result, the corporate landscape looks quite healthy; operating margins (except for financials and energy) have recovered to prerecession levels, and corporate leverage is below normal, with many companies having cash-rich positions. Our portion of the Portfolio is valued on a price-to-normalized earnings basis at one of the lowest levels in our history. It contains a number of leading business franchises that, in our opinion, possess solid balance sheets and generate strong cash flows, selling at what we believe to be attractive valuations.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of UBS PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2010. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that UBS PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/10		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	13.20%	(0.35)%	N/A	2.36%
maximum sales charge	Class B3	12.35%	(1.19)%	N/A	1.86%[7]
or UBS PACE Select	Class C4	12.31%	(1.13)%	N/A	1.58%
program fee	Class Y5	13.55%	0.01%	N/A	2.49%
	Class P6	13.48%	(0.09)%	2.88%	6.24%
After deducting	Class A2	6.95%	(1.47)%	N/A	1.76%
maximum sales charge	Class B3	7.35%	(1.50)%	N/A	1.86%[7]
or UBS PACE Select	Class C4	11.31%	(1.13)%	N/A	1.58%
program fee	Class P6	11.23%	(2.07)%	0.84%	4.13%
Russell 1000 Value Index[8]		15.39%	(0.91)%	2.92%	7.44%
Lipper Large-Cap Value Funds median		11.72%	(1.15)%	2.43%	6.10%

Average annual total returns for periods ended June 30, 2010, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 8.22%; 5-year period, (2.00)%; since inception, 1.08%; Class B—1-year period, 8.57%; 5-year period, (2.03)%; since inception, 1.18%; Class C—1-year period, 12.69%; 5-year period, (1.66)%; since inception, 0.91%; Class Y—1-year period, 14.96%; 5-year period, (0.51)%; since inception, 1.81%; Class P—1-year period, 12.62%; 5-year period, (2.59)%; 10-year period, 0.03%; since inception, 3.71%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.24% and 1.24%; Class B—2.30% and 2.02%; Class C—2.05% and 2.02%; Class Y—0.86% and 0.86%; and Class P—0.99% and 0.99%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.27%; Class B—2.02%; Class C—2.02%; Class Y—1.02%; and Class P—1.02%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 19, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total return presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual UBS PACE Select program fee was 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Russell 1000 Value Index is designed to measure the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/10
Net assets (mm)	$1,076.0
Number of holdings	112
Portfolio composition[1]	07/31/10
Common stocks	94.1%
ADRs	4.7
Cash equivalents and other assets less liabilities	1.2
Total	100.0%
Top five sectors[1]	07/31/10
Financials	22.7%
Information technology	14.7
Industrials	13.0
Energy	11.8
Health care	11.4
Total	73.6%
Top ten equity holdings[1]	07/31/10
JPMorgan Chase & Co.	2.4%
Pfizer, Inc.	2.3
Wells Fargo & Co.	2.2
Exxon Mobil Corp.	2.1
Merck & Co., Inc.	2.1
PepsiCo, Inc.	2.1
Cisco Systems, Inc.	2.0
ConocoPhillips	1.9
Occidental Petroleum Corp.	1.8
Honeywell International, Inc.	1.8
Total	20.7%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—98.78%
Aerospace & defense—6.46%
Boeing Co.	235,250	$16,029,935
Honeywell International, Inc.	456,900	19,582,734
ITT Corp.	83,800	3,948,656
L-3 Communications Holdings, Inc.	144,729	10,571,006
Northrop Grumman Corp.	264,125	15,488,290
Raytheon Co.	83,600	3,868,172
		69,488,793
Air freight & logistics—0.34%
FedEx Corp.	44,100	3,640,455
Auto components—0.92%
Johnson Controls, Inc.	344,400	9,922,164
Beverages—3.81%
Molson Coors Brewing Co., Class B	99,550	4,480,746
PepsiCo, Inc.	344,700	22,374,477
The Coca-Cola Co.	256,950	14,160,514
		41,015,737
Building products—0.80%
Masco Corp.	836,250	8,596,650
Capital markets—3.29%
Ameriprise Financial, Inc.	169,400	7,180,866
Franklin Resources, Inc.	76,600	7,704,428
Goldman Sachs Group, Inc.	40,050	6,040,341
Morgan Stanley	275,125	7,425,624
State Street Corp.	181,425	7,061,061
		35,412,320
Chemicals—1.85%
E.I. du Pont de Nemours and Co.	200,600	8,158,402
PPG Industries, Inc.	72,825	5,059,153
The Sherwin-Williams Co.	96,350	6,662,602
		19,880,157
Commercial banks—4.53%
BB&T Corp.	188,400	4,677,972
Comerica, Inc.	143,150	5,491,234
PNC Financial Services Group, Inc.	88,750	5,270,863
US Bancorp	423,450	10,120,455
Wells Fargo & Co.	834,450	23,139,298
		48,699,822
Communications equipment—3.91%
Alcatel-Lucent, ADR*	2,550,475	7,600,416
Cisco Systems, Inc.*	921,850	21,267,079
Motorola, Inc.*	216,805	1,623,869
QUALCOMM, Inc.	302,850	11,532,528
		42,023,892

Security description	Number of shares	Value
Common stocks—(continued)
Computers & peripherals—2.56%
Dell, Inc.*	516,025	$6,832,171
EMC Corp.*	359,800	7,120,442
Hewlett-Packard Co.	294,375	13,553,025
		27,505,638
Consumer finance—0.54%
Capital One Financial Corp.	138,050	5,843,657
Diversified financial services—5.15%
Bank of America Corp.	1,381,400	19,394,856
Citigroup, Inc.*	2,357,564	9,666,012
JPMorgan Chase & Co.	653,243	26,312,628
		55,373,496
Diversified telecommunication services—0.68%
AT&T, Inc.	282,000	7,315,080
Electric utilities—1.27%
American Electric Power Co., Inc.	198,600	7,145,628
Edison International	195,150	6,469,223
		13,614,851
Electrical equipment—0.48%
Cooper Industries PLC	114,025	5,148,229
Electronic equipment, instruments & components—1.98%
Corning, Inc.	389,900	7,064,988
Tyco Electronics Ltd.	528,850	14,278,950
		21,343,938
Energy equipment & services—0.34%
National-Oilwell Varco, Inc.	93,300	3,653,628
Food & staples retailing—1.00%
CVS Caremark Corp.	229,900	7,055,631
Sysco Corp.	118,500	3,669,945
		10,725,576
Food products—0.66%
Kraft Foods, Inc., Class A	244,075	7,129,431
Gas utilities—0.64%
EQT Corp.	187,100	6,862,828
Health care equipment & supplies—1.73%
Covidien PLC	261,300	9,751,716
Zimmer Holdings, Inc.*	168,050	8,904,969
		18,656,685
Health care providers & services—1.08%
Aetna, Inc.	335,275	9,337,409
Laboratory Corp. of America Holdings*	31,650	2,309,817
		11,647,226
Household durables—0.82%
Fortune Brands, Inc.	202,217	8,873,282

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
Industrial conglomerates—1.09%
General Electric Co.	465,100	$7,497,412
Textron, Inc.	202,950	4,213,242
		11,710,654
Insurance—9.14%
ACE Ltd.	126,000	6,688,080
Aflac, Inc.	194,550	9,569,914
Allstate Corp.	485,800	13,718,992
Aon Corp.	195,100	7,349,417
Axis Capital Holdings Ltd.	303,950	9,474,122
Fidelity National Financial, Inc., Class A	428,475	6,328,576
Hartford Financial Services Group, Inc.	271,325	6,351,718
MetLife, Inc.	177,000	7,444,620
The Travelers Cos., Inc.	137,000	6,911,650
Torchmark Corp.	287,350	15,249,664
Willis Group Holdings PLC	303,825	9,297,045
		98,383,798
Internet software & services—0.34%
eBay, Inc.*	172,600	3,609,066
IT services—1.31%
Accenture PLC, Class A	173,750	6,887,450
International Business Machines Corp.	56,350	7,235,340
		14,122,790
Machinery—3.15%
Caterpillar, Inc.	176,850	12,335,287
Cummins, Inc.	178,700	14,226,307
Deere & Co.	109,900	7,328,132
		33,889,726
Media—4.47%
Comcast Corp., Class A	370,100	7,205,847
DIRECTV, Class A*	181,400	6,740,824
Omnicom Group, Inc.	369,625	13,772,227
The Walt Disney Co.	207,400	6,987,306
Viacom, Inc., Class B	406,100	13,417,544
		48,123,748
Metals & mining—1.56%
Newmont Mining Corp.	236,300	13,209,170
Nucor Corp.	90,300	3,534,342
		16,743,512
Multi-utilities—1.02%
Dominion Resources, Inc.	170,900	7,176,091
Sempra Energy	76,775	3,819,556
		10,995,647
Multiline retail—1.07%
J.C. Penney Co., Inc. (Holding Co.)	469,025	11,552,086

Security description	Number of shares	Value
Common stocks—(concluded)
Office electronics—0.34%
Xerox Corp.	374,400	$3,646,656
Oil, gas & consumable fuels—11.47%
Anadarko Petroleum Corp.	96,500	4,743,940
Apache Corp.	159,077	15,204,580
BP PLC, ADR[1]	252,125	9,699,249
Chevron Corp.	148,400	11,309,564
ConocoPhillips	361,750	19,975,835
Exxon Mobil Corp.	386,887	23,089,416
Marathon Oil Corp.	427,050	14,284,822
Occidental Petroleum Corp.	251,447	19,595,265
Valero Energy Corp.	322,425	5,478,001
		123,380,672
Personal products—0.92%
Avon Products, Inc.	318,475	9,914,127
Pharmaceuticals—8.57%
Bristol-Myers Squibb Co.	280,600	6,992,552
Johnson & Johnson	293,300	17,037,797
Merck & Co., Inc.	666,225	22,958,113
Pfizer, Inc.	1,643,852	24,657,780
Sanofi-Aventis, ADR[1]	571,400	16,650,596
Teva Pharmaceutical Industries Ltd., ADR	80,600	3,937,310
		92,234,148
Road & rail—0.66%
Union Pacific Corp.	95,000	7,093,650
Semiconductors & semiconductor equipment—1.54%
Intel Corp.	214,700	4,422,820
Texas Instruments, Inc.	492,750	12,165,998
		16,588,818
Software—2.71%
CA, Inc.	550,325	10,764,357
Microsoft Corp.	573,402	14,799,506
Oracle Corp.	150,800	3,564,912
		29,128,775
Specialty retail—2.27%
Lowe's Cos., Inc.	660,150	13,691,511
The Gap, Inc.	376,700	6,822,037
TJX Cos., Inc.	94,700	3,931,944
		24,445,492
Textiles, apparel & luxury goods—0.46%
Nike, Inc., Class B	67,300	4,955,972
Tobacco—0.68%
Philip Morris International, Inc.	144,300	7,365,072
Wireless telecommunication services—1.17%
Vodafone Group PLC, ADR	535,900	12,582,932
Total common stocks (cost—$1,020,831,726)		1,062,840,876

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Repurchase agreement—1.82%
Repurchase agreement dated 07/30/10 with State Street Bank & Trust Co., 0.010% due 08/02/10, collateralized by $19,354,843 US Treasury Notes, 2.125% to 3.125% due 04/30/15 to 04/30/17, (value—$19,972,804); proceeds: $19,581,016 (cost—$19,581,000)	$19,581,000	$19,581,000

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—0.92%
Money market fund—0.92%
UBS Private Money Market Fund LLC[2] (cost—$9,903,388)	9,903,388	$9,903,388
Total investments (cost—$1,050,316,114)— 101.52%		1,092,325,264
Liabilities in excess of other assets—(1.52)%		(16,332,875)
Net assets—100.00%		$1,075,992,389

Aggregate cost for federal income tax purposes was $1,093,472,713; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$68,177,706
Gross unrealized depreciation	(69,325,155)
Net unrealized depreciation	$(1,147,449)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2010.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2010.

Security description	Value at 07/31/09	Purchases during the year ended 07/31/10	Sales during the year ended 07/31/10	Value at 07/31/10	Net income earned from affiliate for the year ended 07/31/10
UBS Private Money Market Fund LLC	$147,996,105	$444,387,800	$582,480,517	$9,903,388	$86,573

ADR  American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of July 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,062,840,876	$—	$—	$1,062,840,876
Repurchase agreement	—	19,581,000	—	19,581,000
Investment of cash collateral from securities loaned	—	9,903,388	—	9,903,388
Total	$1,062,840,876	$29,484,388	$—	$1,092,325,264

At July 31, 2010, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	89.8%
Ireland	2.8
France	2.2
United Kingdom	2.0
Switzerland	1.9
Bermuda	0.9
Israel	0.4
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2010, the Portfolio's Class P shares returned 12.42%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 10.19%, after the deduction of the maximum UBS PACE Select program fee, for the same 12-month period.) In comparison, the Russell 1000 Growth Index (the "benchmark") returned 13.65%, and the Lipper Large-Cap Growth Funds category posted a median return of 10.99%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 117. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' Comments

Wellington Management

Our portion of the Portfolio underperformed the benchmark during the reporting period. The consumer discretionary sector was the biggest detractor from relative performance, primarily due to weak stock selection. For example, positions in Apollo Group, which owns several for-profit educational institutions, and International Game Technology, a leading manufacturer of gaming machines, hurt our relative results. We eliminated our position in Apollo Group prior to the end of the reporting period due to increasing concerns about a changing regulatory environment that would potentially impact student's access to federal loans, as well as the SEC's announcement of an informal inquiry into the company's revenue recognition practices. Not owning fast food giant McDonald's Corp. was also a negative for relative performance, as it generated solid results. In addition, stock selection within the health care sector was a detractor due to positions in Teva Pharmaceutical and St. Jude Medical, as well as not owning Merck. St. Jude Medical, a cardiovascular medical device company, detracted after management reduced its sales forecast for the company's cardiac rhythmic management products, citing a slowdown in hospital capital equipment spending. We exited our position prior to the end of the reporting period.

The industrials sector was the largest contributor to relative performance during the period primarily due to

UBS PACE Select Advisors Trust –
UBS PACE Large Co Growth Equity Investments

Investment Sub-Advisors:

Wellington Management Company, LLP ("Wellington"), Marsico Capital Management, LLC ("Marsico"), SSgA Funds Management, Inc. ("SSgA"), Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury"), commencing May 25, 2010

Portfolio Managers:

Wellington: Andrew Shilling;

Marsico: Thomas Marsico; A. Douglas Rao;

SSgA: J. Lee Montag and Brian Shannahan;

Delaware: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen; Roxbury: Brian L. Massey and Silas A. Myers

Objective:

Capital appreciation

Investment process:

Wellington applies in-depth fundamental research in its effort to identify corporate change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies it evaluates. Wellington's strategy is focused on investing in companies that appear well-positioned to benefit from long-lasting trends and that have structural advantages to maintaining their position.

Marsico uses an approach that combines top-down macro-economic analysis with bottom-up stock selection. It considers macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive environment. It then seeks to identify companies with earnings growth

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

strong security selection, though an overweight to the sector also aided results. Examples of strong performers in the sector included power generation equipment firm Cummins Inc., industrial goods and metal fabrication company Precision Castparts, and aerospace and defense leader Boeing.

Sector allocation modestly added to relative performance during the reporting period. An underweight to health care and overweights to the consumer discretionary and industrials sectors more than offset weak performance from overweight allocations to the financials and energy sectors.

As of the end of the period, our portion of the Portfolio was positioned with overweights to the information technology, financials, industrials and consumer discretionary sectors. In contrast, it was underweight to the consumer staples, health care, energy, materials, telecommunications services and utilities sectors, all of which were driven by stock selection.

Marsico

Our portion of the Portfolio outperformed the benchmark during the reporting period. Select holdings in the software and services industry contributed to relative performance. In particular, positions in Baidu, Inc., a Chinese Internet search company, and Visa Inc. were strong individual contributors. We eliminated our position in Visa, Inc. during the review period, as we became more concerned about the impact of the federal financial regulation bill on the credit card industry and, in particular, the company itself.

Elsewhere, stock selection in the consumer services industry significantly outpaced the benchmark. Examples of strong performers were hotel and casino operator Wynn Resorts Ltd. and global fast food operator McDonald's Corp. We also benefited from an underweight position in health care, as the sector was one of the weakest-performing areas in the benchmark. Select holdings in the materials sector, including an underweight versus the benchmark in poor-performing Monsanto Co. and our overweight in strong-performing Dow Chemical Co., helped performance during the reporting period. In the consumer staples sector, infant

Investment process (continued)

potential that may not be recognizable by the market at large. Marsico's stock selection process may focus on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations.

SSgA uses several quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Using comprehensive research, it seeks to determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA then constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The aim is to have a resulting Portfolio with characteristics similar to the benchmark. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the benchmark.

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

formula manufacturer Mead Johnson Nutrition Co. also enhanced our results.

On the downside, stock selection in the energy sector hampered our relative performance. For example, positions in deep-water rig operator Transocean Ltd. and natural gas exploration company Southwestern Energy Co. detracted from performance, and were both sold prior to the end of the review period. Stock selection and an overweight position in the financials sector also hurt returns. Although the sector posted a double-digit return for the 12-month period during the period, it underperformed the benchmark. Within the sector, positions in Goldman Sachs Group Inc. and HSBC Holdings PLC hurt performance. HSBC Holdings PLC performed poorly at the end of 2009 due to disappointing results in its insurance business. In addition, the low interest rate environment negatively impacted the company's interest income. Given these issues, we eliminated the holding from our portion of the Portfolio.

As of July 31, 2010, our portion of the Portfolio's largest overweight positions, relative to the benchmark, were in the financials, materials, industrials and consumer discretionary sectors. In contrast, we were underweight the information technology, consumer staples, healthcare, energy, and telecommunications services and utilities sectors, all largely driven by stock selection.

SSgA

Our portion of the Portfolio modestly outperformed the benchmark during the reporting period. Our investment process incorporates model-driven quantitative measures such as valuation, quality and investor sentiment, which are designed to generate buy/hold/sell "signals." Our performance was driven by our model's stock selection power. In particular, we saw significant improvement in our model's performance in the third quarter of 2009. As the stock market rally faded in early 2010, it gave us additional time to gather new information as it came to the market, and we then positioned our portion of the Portfolio in an effort to benefit from an economic recovery.

While there has been improved clarity for the economy based on certain economic data, there is still uncertainty regarding the speed and strength of the recovery. With investors moving between optimism and pessimism, no discernable trend has formed, thereby limiting the power of our investor sentiment signals. However, our signals that are based on company valuations and quality, which are driven by balance sheet and income statement data, have performed well.

Overall market conditions appear to have normalized, although we have seen periods of risk aversion, such as in early 2010. With the onset of debt concerns in Greece and contagion in the broader European financial markets, risk aversion came to the forefront again in April 2010. Our fear/greed model, which measures changes in investors' risk appetite, indicates that "greed" stocks outperformed until April. They then gave way to "fear" stocks, particularly in June, as fresh signs of financial strains in Europe, weakness in

Investment process (concluded)

and the company's shareholder orientation.

Roxbury employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Roxbury also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Roxbury's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

US home sales, persistently high jobless claims and a downbeat report on consumer confidence kept buyers on the defensive.

Solid stock selection was the main driver of the outperformance and added value in seven out of 10 sectors within the benchmark. Consumer staples, materials and financials led the way. Within consumer staples, positions in Estee Lauder, Coca-Cola Enterprises and Del Monte Foods were the top contributors to performance. We sold Estee Lauder in July 2010 due to its deteriorating outlook. Within the materials sector, not owning Monsanto Co., helped relative performance. Positions in Lubrizol Corp. and Walter Energy, were the top contributors to performance in the review period. We eliminated Walter Energy in March 2010, as we felt its outlook was weakening. American Express was the top relative contributor in the financials sector.

In contrast, stock selection within information technology and industrials detracted from relative performance. Within information technology, positions in Garmin, Microsoft and Seagate Technology hurt our returns, while positions in Apollo Group, Raytheon and Career Education hindered our results in the industrials sector. We sold Raytheon and Apollo Group in October 2009 and January 2010, respectively, given both companies' deteriorating outlooks.

Delaware

Our portion of the Portfolio underperformed the benchmark during the reporting period, primarily due to stock selection. In particular, solid stock selection in the technology and energy sectors was offset by underperformance in the financials and material sectors. In addition, our underweight in the producer durables sector detracted from results, as companies in this area experienced significant market appreciation, which was consistent with investor anticipation of an economic cyclical recovery.

From an individual stock perspective, our largest detractors were Gilead and Qualcomm. Despite Gilead's position as the leading global manufacturer of AIDS drugs, investors appeared concerned with patent expirations over the next several years on some of the company's core drugs. We believe the company's lead in HIV treatment is sustainable and that the stock was oversold during the period. Qualcomm detracted from results as it released controversial earnings reports during the last two quarters, and communicated a potentially slower earnings growth trajectory. This was based on lower average selling prices for its products than originally expected. We believe the pricing pressure issue is overblown and can be attributed to a manageable tradeoff between price and functionality, as consumers decide how fast to make the transition from low-end wireless handsets to high-end smart phones.

Contributors to performance included Apple, Crown Castle and Novo Nordisk. Apple continued to show strong growth through a difficult economic environment. The latest release of the iPhone and the iPad—both game-changing products in the wireless area—appear to have created long-term growth for the company, and they helped drive sales across the Apple product suite. Crown Castle's strong performance was in stark contrast to the previous annual reporting period, when the stock sold off due to the lack of investor confidence in the credit markets. We believed at that time that the sell-off significantly overstated the company's actual refinancing risk. We, therefore, added to the position meaningfully on weakness. Once the credit markets stabilized in 2009, Crown Castle was able to address any remaining liquidity concerns by refinancing portions of its debt, causing the stock to rally. Novo Nordisk experienced continued success in rolling out its latest diabetes drug, Victoza, which was recently approved by the US Food and Drug Administration. The initial stages of the product launch looked promising in terms of market share growth, and we expect the drug to enhance the company's position as one of the leading global franchises in diabetes treatment.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Sub-Advisors' comments – concluded

Roxbury

Roxbury Capital Management, LLC became a sub-advisor for this Portfolio effective May 25, 2010.

For the period from May 25, 2010 through July 31, 2010, our portion of the Portfolio outperformed the benchmark. Sector performance was somewhat mixed, with seven of the 10 sectors in the benchmark posting gains, and three posting modest losses. During the reporting period, our overweight positions in the financials, materials and telecommunication services sectors were the largest contributors to relative performance. In terms of individual holdings, wireless and broadband tower provider American Tower, agricultural company Monsanto and conglomerate holding company Berkshire Hathaway were big winners, all positing returns in excess of 10%.

Holdings in the consumer discretionary, health care and industrial sectors underperformed as evidenced by the three largest negative contributors in our portion of the Portfolio for the period: home improvement firm Lowes Companies, life sciences supply company Thermo Fisher Scientific and technical, professional, and construction service provider Jacobs Engineering. Jacobs Engineering was sold during the period and was replaced by US defense conglomerate General Dynamics, as we felt it had better risk/reward characteristics. Overweight positions in the health care and industrial sectors also detracted from relative results.

Since the fall of 2009, we have found more investment opportunities in larger dominant franchises than in other areas of the market. The willingness of investors to price smaller-cap and faster-growing cyclical businesses for continued future long-term growth has generally, in our view, resulted in excessive valuations.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of UBS PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2010. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that UBS PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/10		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	12.12%	(0.48)%	N/A	(3.41)%
maximum sales charge	Class B3	11.28%	(1.31)%	N/A	(3.90)%[7]
or UBS PACE Select	Class C4	11.24%	(1.28)%	N/A	(4.17)%
program fee	Class Y5	12.49%	(0.10)%	N/A	(2.34)%
	Class P6	12.42%	(0.20)%	(4.69)%	3.92%
After deducting	Class A2	5.93%	(1.60)%	N/A	(3.97)%
maximum sales charge	Class B3	6.28%	(1.70)%	N/A	(3.90)%[7]
or UBS PACE Select	Class C4	10.24%	(1.28)%	N/A	(4.17)%
program fee	Class P6	10.19%	(2.18)%	(6.58)%	1.86%
Russell 1000 Growth Index[8]		13.65%	0.80%	(4.08)%	5.23%
Lipper Large-Cap Growth Funds median		10.99%	(0.08)%	(3.16)%	4.81%

Average annual total returns for periods ended June 30, 2010, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 5.58%; 5-year period, (2.06)%; since inception, (4.72)%; Class B—1-year period, 5.85%; 5-year period, (2.16)%; since inception, (4.64)%; Class C—1-year period, 9.91%; 5-year period, (1.76)%; since inception, (4.90)%; Class Y—1-year period, 12.23%; 5-year period, (0.55)%; since inception, (3.10)%; Class P—1-year period, 9.85%; 5-year period, (2.63)%; 10-year period, (7.35)%; since inception, 1.40%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.30% and 1.26%; Class B—2.32% and 2.05%; Class C—2.20% and 2.05%; Class Y—0.88% and 0.84%; and Class P—1.01% and 0.97%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2010 to the extent necessary to reflect the lower sub-advisory fees paid by UBS Global AM to SSgA FM. The Portfolio and UBS Global AM have entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.30%; Class B—2.05%; Class C—2.05%; Class Y—1.05%; and Class P—1.05%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 15, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total return presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual UBS PACE Select program fee was 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Russell 1000 Growth Index is designed to measure the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/10
Net assets (mm)	$968.5
Number of holdings	199
Portfolio composition[1]	07/31/10
Common stocks	92.9%
ADRs	4.9
Cash equivalents and other assets less liabilities	2.2
Total	100.0%
Top five sectors[1]	07/31/10
Information technology	35.1%
Consumer discretionary	15.5
Industrials	13.7
Financials	10.9
Health care	8.1
Total	83.3%
Top ten equity holdings[1]	07/31/10
Apple, Inc.	5.3%
Cisco Systems, Inc.	2.7
Google, Inc.	2.7
Microsoft Corp.	2.1
Oracle Corp.	1.9
Wells Fargo & Co.	1.9
Priceline.com, Inc.	1.8
QUALCOMM, Inc.	1.7
EOG Resources, Inc.	1.6
Intel Corp.	1.6
Total	23.3%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—97.75%
Aerospace & defense—3.60%
Boeing Co.	87,650	$5,972,471
General Dynamics Corp.	139,674	8,555,032
Goodrich Corp.	94,946	6,918,715
Honeywell International, Inc.	134,630	5,770,242
Precision Castparts Corp.	28,390	3,468,974
United Technologies Corp.	59,505	4,230,806
		34,916,240
Air freight & logistics—1.23%
Expeditors International of Washington, Inc.	142,200	6,063,408
FedEx Corp.	65,347	5,394,395
United Parcel Service, Inc., Class B	7,800	507,000
		11,964,803
Auto components—0.59%
Johnson Controls, Inc.	198,280	5,712,447
Automobiles—1.28%
Ford Motor Co.*	532,540	6,800,536
Harley-Davidson, Inc.	206,000	5,609,380
		12,409,916
Beverages—0.70%
Dr. Pepper Snapple Group, Inc.	55,900	2,099,045
PepsiCo, Inc.	37,793	2,453,144
The Coca-Cola Co.	41,008	2,259,951
		6,812,140
Biotechnology—0.93%
Celgene Corp.*	61,760	3,406,064
Gilead Sciences, Inc.*	155,300	5,174,596
Regeneron Pharmaceuticals, Inc.*	16,600	401,554
		8,982,214
Building products—0.26%
Masco Corp.	182,100	1,871,988
Owens Corning, Inc.*	19,700	620,156
		2,492,144
Capital markets—2.41%
Ameriprise Financial, Inc.	118,440	5,020,672
Bank of New York Mellon Corp.	207,100	5,191,997
Goldman Sachs Group, Inc.	86,964	13,115,910
		23,328,579
Chemicals—3.13%
Ashland, Inc.	29,300	1,489,905
Dow Chemical Co.	411,510	11,246,568
Lubrizol Corp.	22,080	2,064,259
Monsanto Co.	142,623	8,249,314
Syngenta AG, ADR	104,900	4,629,237
The Mosaic Co.	31,090	1,481,439
Valspar Corp.	37,200	1,168,452
		30,329,174

Security description	Number of shares	Value
Common stocks—(continued)
Commercial banks—3.72%
ICICI Bank Ltd., ADR	93,659	$3,644,272
Itau Unibanco Banco Multiplo SA, ADR	147,968	3,313,003
PNC Financial Services Group, Inc.	66,792	3,966,777
US Bancorp	298,470	7,133,433
Wells Fargo & Co.	648,494	17,982,739
		36,040,224
Commercial services & supplies—0.28%
Stericycle, Inc.*	42,935	2,704,905
Communications equipment—5.34%
Cisco Systems, Inc.*	1,152,141	26,579,893
Harris Corp.	59,500	2,649,535
Juniper Networks, Inc.*	206,800	5,744,904
Polycom, Inc.*	13,300	394,744
QUALCOMM, Inc.	428,250	16,307,760
		51,676,836
Computers & peripherals—9.00%
Apple, Inc.*	201,166	51,749,953
Dell, Inc.*	442,090	5,853,272
EMC Corp.*	583,250	11,542,518
Hewlett-Packard Co.	67,108	3,089,652
NetApp, Inc.*	279,670	11,830,041
SanDisk Corp.*	40,500	1,769,850
Seagate Technology*	104,740	1,314,487
		87,149,773
Consumer finance—0.77%
American Express Co.	166,415	7,428,766
Diversified consumer services—0.21%
Career Education Corp.*	42,000	1,026,060
H&R Block, Inc.	61,700	967,456
		1,993,516
Diversified financial services—1.79%
CME Group, Inc.	21,400	5,966,320
IntercontinentalExchange, Inc.*	62,600	6,611,812
JPMorgan Chase & Co.	117,428	4,730,000
		17,308,132
Electrical equipment—0.55%
Emerson Electric Co.	65,200	3,230,008
Hubbell, Inc., Class B	35,800	1,689,402
Regal-Beloit Corp.	6,600	401,478
		5,320,888
Electronic equipment, instruments & components—0.08%
National Instruments Corp.	23,500	749,650
Energy equipment & services—1.07%
National-Oilwell Varco, Inc.	69,910	2,737,676
Schlumberger Ltd.	128,120	7,643,639
		10,381,315

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
Food & staples retailing—0.70%
Wal-Mart Stores, Inc.	47,381	$2,425,433
Walgreen Co.	153,300	4,376,715
		6,802,148
Food products—1.17%
Del Monte Foods Co.	140,600	1,951,528
Mead Johnson Nutrition Co.	107,777	5,727,270
Tyson Foods, Inc. Class A	119,700	2,095,947
Unilever NV, ADR	53,215	1,569,310
		11,344,055
Gas utilities—0.14%
ONEOK, Inc.	28,300	1,316,799
Health care equipment & supplies—1.53%
Baxter International, Inc.	28,420	1,243,943
Covidien PLC	83,950	3,133,014
Hospira, Inc.*	41,129	2,142,821
Intuitive Surgical, Inc.*	23,021	7,559,406
Kinetic Concepts, Inc.*	19,900	706,649
		14,785,833
Health care providers & services—2.07%
Aetna, Inc.	43,100	1,200,335
AmerisourceBergen Corp.	51,600	1,546,452
Cardinal Health, Inc.	44,800	1,445,696
Humana, Inc.*	40,800	1,918,416
Lincare Holdings, Inc.	41,850	994,356
McKesson Corp.	15,700	986,274
Medco Health Solutions, Inc.*	152,000	7,296,000
UnitedHealth Group, Inc.	154,700	4,710,615
		20,098,144
Hotels, restaurants & leisure—2.58%
Darden Restaurants, Inc.	24,500	1,026,305
International Game Technology	195,220	2,975,153
McDonald's Corp.	138,426	9,652,445
MGM Resorts International1,*	303,090	3,291,557
Starbucks Corp.	151,720	3,770,242
Wynn Resorts Ltd.	48,746	4,274,049
		24,989,751
Household durables—0.34%
Garmin Ltd.[1]	54,380	1,550,374
Leggett & Platt, Inc.	57,300	1,194,132
Whirlpool Corp.	6,900	574,770
		3,319,276
Household products—0.53%
Procter & Gamble Co.	84,100	5,143,556
Industrial conglomerates—1.08%
3M Co.	86,380	7,388,945
Siemens AG, ADR	31,300	3,048,307
		10,437,252

Security description	Number of shares	Value
Common stocks—(continued)
Insurance—2.11%
Aflac, Inc.	9,300	$457,467
Berkshire Hathaway, Inc., Class B*	36,285	2,834,584
First American Financial Corp.	182,019	2,684,780
Hartford Financial Services Group, Inc.	409,950	9,596,929
Lincoln National Corp.	106,200	2,765,448
Progressive Corp.	65,220	1,280,921
Prudential Financial, Inc.	14,540	832,997
		20,453,126
Internet & catalog retail—2.45%
Amazon.com, Inc.*	57,678	6,799,659
Priceline.com, Inc.*	75,657	16,977,431
		23,777,090
Internet software & services—5.27%
Baidu, Inc., ADR*	105,239	8,567,507
eBay, Inc.*	322,540	6,744,311
Google, Inc., Class A*	53,883	26,125,173
VeriSign, Inc.*	341,030	9,599,994
		51,036,985
IT services—4.33%
Accenture PLC, Class A	98,270	3,895,423
Cognizant Technology Solutions Corp., Class A*	65,760	3,587,866
CoreLogic, Inc.	63,495	1,271,805
International Business Machines Corp.	58,269	7,481,739
MasterCard, Inc., Class A	34,500	7,246,380
Teradata Corp.*	179,100	5,695,380
Visa, Inc., Class A	133,500	9,792,225
Western Union Co.	180,480	2,929,190
		41,900,008
Life sciences tools & services—0.35%
Bio-Rad Laboratories, Inc., Class A*	13,200	1,172,160
Thermo Fisher Scientific, Inc.*	50,600	2,269,916
		3,442,076
Machinery—4.97%
Caterpillar, Inc.	75,310	5,252,872
Cummins, Inc.	55,900	4,450,199
Deere & Co.	20,500	1,366,940
Eaton Corp.	153,699	12,059,224
Illinois Tool Works, Inc.	98,790	4,297,365
Ingersoll-Rand PLC	167,380	6,270,055
Navistar International Corp.*	18,800	972,148
PACCAR, Inc.	161,250	7,388,475
Parker Hannifin Corp.	38,400	2,385,408
Timken Co.	33,200	1,116,184
Toro Co.	27,300	1,420,965
Valmont Industries, Inc.	16,700	1,186,535
		48,166,370

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments
Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
Media—1.79%
DIRECTV, Class A*	105,583	$3,923,464
John Wiley & Sons, Inc., Class A	32,200	1,268,036
News Corp., Class A	345,720	4,511,646
Omnicom Group, Inc.	21,100	786,186
The Walt Disney Co.	203,182	6,845,202
		17,334,534
Metals & mining—1.63%
Barrick Gold Corp.	33,030	1,357,533
BHP Billiton Ltd., ADR[1]	46,320	3,345,694
BHP Billiton PLC, ADR	119,058	7,326,829
Freeport-McMoRan Copper & Gold, Inc.	52,000	3,720,080
		15,750,136
Multi-utilities—0.13%
DTE Energy Co.	26,700	1,232,472
Multiline retail—1.06%
Big Lots, Inc.*	26,900	922,939
Kohl's Corp.*	85,100	4,058,419
Macy's, Inc.	19,300	359,945
Nordstrom, Inc.	85,838	2,918,492
Target Corp.	39,300	2,016,876
		10,276,671
Oil, gas & consumable fuels—3.71%
Anadarko Petroleum Corp.	67,081	3,297,702
Cimarex Energy Co.	28,500	1,962,795
ConocoPhillips	14,500	800,690
CONSOL Energy, Inc.	81,190	3,043,001
EOG Resources, Inc.	162,122	15,806,895
Exxon Mobil Corp.	165,318	9,866,178
SM Energy Co.	27,900	1,155,618
		35,932,879
Paper & forest products—0.06%
International Paper Co.	24,100	583,220
Pharmaceuticals—3.24%
Abbott Laboratories	33,400	1,639,272
Allergan, Inc.	140,000	8,548,400
Johnson & Johnson	38,095	2,212,939
Merck & Co., Inc.	211,141	7,275,919
Novartis AG, ADR	35,075	1,709,555
Novo Nordisk A/S, ADR	87,000	7,484,610
Teva Pharmaceutical Industries Ltd., ADR	51,020	2,492,327
		31,363,022
Professional services—0.14%
Dun & Bradstreet Corp.	19,955	1,364,124
Real estate investment trusts (REITs)—0.12%
Simon Property Group, Inc.	13,200	1,177,704

Security description	Number of shares	Value
Common stocks—(continued)
Road & rail—1.59%
Norfolk Southern Corp.	75,831	$4,267,010
Ryder System, Inc.	8,800	384,296
Union Pacific Corp.	144,128	10,762,038
		15,413,344
Semiconductors & semiconductor equipment—3.73%
Advanced Micro Devices, Inc.1,*	120,100	899,549
Altera Corp.	217,190	6,020,507
Analog Devices, Inc.	156,320	4,644,267
Broadcom Corp., Class A	81,230	2,926,717
Intel Corp.	735,586	15,153,072
Teradyne, Inc.*	170,300	1,832,428
Texas Instruments, Inc.	188,170	4,645,917
		36,122,457
Software—7.31%
Adobe Systems, Inc.*	175,300	5,034,616
BMC Software, Inc.*	144,690	5,148,070
Citrix Systems, Inc.*	61,530	3,385,381
Compuware Corp.*	100,700	823,726
Intuit, Inc.*	274,700	10,919,325
Microsoft Corp.	784,800	20,255,688
Oracle Corp.	777,746	18,385,915
Rovi Corp.*	67,120	2,986,840
Symantec Corp.*	301,800	3,914,346
		70,853,907
Specialty retail—3.22%
Advance Auto Parts, Inc.	34,900	1,868,197
Aeropostale, Inc.*	36,350	1,033,430
Home Depot, Inc.	21,200	604,412
Limited Brands, Inc.	58,900	1,510,196
Lowe's Cos., Inc.	500,000	10,370,000
PetSmart, Inc.	56,700	1,760,535
Ross Stores, Inc.	34,400	1,811,504
Staples, Inc.	464,790	9,449,181
TJX Cos., Inc.	40,600	1,685,712
Williams-Sonoma, Inc.	41,900	1,119,149
		31,212,316
Textiles, apparel & luxury goods—2.01%
Coach, Inc.	98,150	3,628,606
Fossil, Inc.*	9,900	392,040
Hanesbrands, Inc.*	24,600	616,230
Nike, Inc., Class B	148,880	10,963,523
Polo Ralph Lauren Corp.	48,440	3,827,244
		19,427,643
Tobacco—0.24%
Philip Morris International, Inc.	45,093	2,301,547

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(concluded)
Wireless telecommunication services—1.21%
American Tower Corp., Class A*	69,545	$3,215,761
Crown Castle International Corp.*	215,000	8,494,650
		11,710,411
Total common stocks (cost—$858,069,059)		946,770,518
Money market fund—0.17%
Blackrock Liquidity Funds TempFund Institutional Shares (cost—$1,656,088)	1,656,088	1,656,088
	Face amount
Repurchase agreement—2.11%
Repurchase agreement dated 07/30/10 with State Street Bank & Trust Co., 0.010% due 08/02/10, collateralized by $20,189,095 US Treasury Notes, 2.125% to 3.125% due 04/30/15 to 04/30/17, (value—$20,833,692); proceeds: $20,425,017 (cost—$20,425,000)	$20,425,000	20,425,000

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—0.92%
Money market fund—0.92%
UBS Private Money Market Fund LLC[2] (cost—$8,858,229)	8,858,229	$8,858,229
Total investments (cost—$889,008,376)— 100.95%		977,709,835
Liabilities in excess of other assets—(0.95)%		(9,182,464)
Net assets—100.00%		$968,527,371

Aggregate cost for federal income tax purposes was $914,241,075; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$85,518,743
Gross unrealized depreciation	(22,049,983)
Net unrealized appreciation	$63,468,760

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2010.

2  The table below details the Portfolio's transaction activity in an affiliated issuer for the year ended July 31, 2010.

Security description	Value at 07/31/09	Purchases during the year ended 07/31/10	Sales during the year ended 07/31/10	Value at 07/31/10	Net income earned from affiliate for the year ended 07/31/10
UBS Private Money Market Fund LLC	$150,213,457	$425,739,624	$567,094,852	$8,858,229	$101,280

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2010

The following is a summary of the fair valuations according to the inputs used as of July 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$946,770,518	$—	$—	$946,770,518
Money market fund	—	1,656,088	—	1,656,088
Repurchase agreement	—	20,425,000	—	20,425,000
Investment of cash collateral from securities loaned	—	8,858,229	—	8,858,229
Total	$946,770,518	$30,939,317	$—	$977,709,835

At July 31, 2010, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	92.6%
Ireland	1.5
Cayman Islands	0.9
Switzerland	0.8
Netherlands Antilles	0.8
Denmark	0.8
United Kingdom	0.7
India	0.4
Australia	0.3
Brazil	0.3
Germany	0.3
Israel	0.3
Netherlands	0.2
Canada	0.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Performance

For the 12 months ended July 31, 2010, the Portfolio's Class P shares returned 19.38%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 17.02%, after the deduction of the maximum UBS PACE Select program fee, for the same 12-month period.) In comparison, the Russell 2500 Value Index (the "benchmark") returned 23.20% and the Lipper Small-Cap Core Funds category posted a median return of 18.03%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 128. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

MetWest Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection was strongest in the information technology and financials sectors. In addition, an underweight in financials contributed to relative results, as the sector lagged the market. In our portion of the Portfolio, sector overweights and underweights are the result of bottom-up stock selection rather than tactical sector allocation decisions.

Within information technology, the global leader in producing point-of-sale scanners, VeriFone Systems Inc., added the most value. We believe that VeriFone's business stands to benefit in the coming years from growth in non-cash payment methods (credit and debit cards) and the proliferation of new products, from point-of-sale terminals in cabs, to handheld scanners in restaurants and on airplanes. Nonetheless, we reduced this position in order to manage the overall risk within our portion of the Portfolio. In financials, Zions Bancorporation and International Bancshares Corp. were the top contributors. We continue to find value in Utah-based regional bank Zions Bancorporation, but we eliminated our position in Texas-based regional bank International Bancshares as the company's stock approached our estimate of its intrinsic value.

UBS PACE Select Advisors Trust –
UBS PACE Small/Medium Co Value Equity Investments

Investment Sub-Advisors:

Metropolitan West Capital Management, LLC ("MetWest Capital"), Buckhead Capital Management, LLC ("Buckhead") and Systematic Financial Management, L.P. ("Systematic")

Portfolio Managers:

MetWest Capital: Samir Sikka;

Buckhead: Matthew D. Reams and David S. Griffin;

Systematic: Ronald M. Mushock and D. Kevin McCreesh

Objective:

Capital appreciation

Investment process:

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. MetWest Capital seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a portfolio of its highest conviction ideas.

Buckhead utilizes a fundamental, bottom-up, research-driven investment style and a disciplined investment process that is designed to identify companies that it believes are attractively valued, have strong underlying fundamental characteristics and are likely to have one or more catalysts that are expected to drive their share prices higher. Buckhead seeks to build concentrated portfolios with the largest positions in those companies that it believes have the highest likelihood of outperforming the market and/or the portfolio's benchmark.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – continued

On the downside, security selection in the consumer discretionary, health care and industrial sectors was the main detractor from relative performance. In consumer discretionary, book retailer Borders Group Inc. detracted most from returns, as it sold off, given concerns over weak sales. Within health care, drug development services provider Covance Inc. detracted from results. The stock sold off as the company lowered revenue guidance, citing cautious spending by its pharmaceutical customers. We added to the position during the review period as our investment thesis remained intact. Professional staffing and services firm Resources Connection Inc. was a primary detractor in the industrials sector. Resources Connection struggled as the economic recovery waxed and waned. However, the firm recently made two small acquisitions, which should act as a platform to build its businesses in corporate restructuring and strategic communication consulting, longer term.

Amidst the market volatility, we remain committed to our long-term focus on high-quality investments in our efforts to continue to add value for shareholders over a complete market cycle.

Buckhead

Our portion of the Portfolio underperformed the benchmark during the reporting period. Sector allocation was a positive contributor to relative performance, but it was more than offset by individual security selection in our portion of the Portfolio.

Holdings in the energy sector were among our weaker performers during the reporting period. Comstock Resources, which is involved in oil and gas exploration and production, was negatively impacted by weak prices for natural gas. In addition, Tidewater, a service provider to the offshore oil industry, was held back by investor fears concerning pricing trends and capacity issues. Several holdings in the financial services sector also detracted from performance. In particular, Synovus, Wilmington Trust and United Community Banks continued to deal with issues created during the real estate bubble and financial crisis. These included increased problem loans and portfolio write-downs.

On the positive side, our portion of the Portfolio benefited from its investments in certain consumer, financial services and technology holdings. Coinstar appreciated significantly as the company continued to deliver exceptional operating results, with strength coming from the company's Redbox movie rental division. New York Community Bancorp rallied in the review period, following news of the company's participation in an FDIC-assisted transaction. MPS Group, a professional staffing company, rose sharply after they agreed to be purchased by Swiss-based ADECCO. Given this, MPS Group was eliminated from our portion of the Portfolio to capture profits. Elsewhere, media and marketing services company Valassis Communications benefited from the resolution of a long-standing lawsuit. We sold Valassis Communications to capture profits.

Investment process (concluded)

Systematic employs a two-pronged investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit.

Systematic conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – concluded

At the sector level, our portion of the Portfolio maintains an overweight to consumer discretionary and producer durables, while being underweight to health care and utility stocks. Apart from these positions, our Portfolio is fairly neutral to the market.

We continue to be committed to our investment discipline, and we remain confident that our long-term returns from small/mid cap value stocks will reward patient investors. However, given the current structural imbalances in the economy, the market may continue to struggle. Given this possibility, it will be important for us to be active in our trading strategy, taking advantage of market volatility to buy and sell shares opportunistically.

Systematic Financial Management

Our portion of the Portfolio outperformed the benchmark during the review period. Despite the inconsistent performance in the past year of many of the quantitative factors that we use to screen for what we believe are winning stocks, we are encouraged by the recent news of positive earnings surprises and higher earnings estimate revisions as this information helps us to identify strong performing stocks.

A year ago, the stock market's rally was just one-quarter old and we witnessed a broad-based, powerful rally, led by the shares of some of the lowest-quality, financially strapped companies in the Russell 2500® Value Index universe. The shares of many of these companies rose sharply, as it became apparent among investors that these entities would not go bankrupt. As we anticipated, our focus on good-quality companies demonstrating favorable earnings dynamics went unrewarded in the earliest stages of the market's rally. This was especially true in the financials sector, where previous strong performers in our portion of the Portfolio such as Hudson City Bancorp and First Niagara Financial, could not keep pace, as the market failed to differentiate one stock from another on the basis of earnings. Likewise, defensive property and casualty insurance companies like Arch Capital underperformed the life insurers, where we had an underweight position versus the benchmark.

Today, we believe that investors have once again begun to identify companies showing signs of improving performance, a positive trend for our investment process focus on improved earnings dynamics. For example, we purchased Cirrus Logic, Dupont Fabros Technology and PolyOne Corp during the review period and all three have performed well amid signs of recovering earnings trends. Bare Escentuals, was another relatively recent purchase that enhanced our results. While our discipline remains bottom-up in nature, we are examining companies in light of a macroeconomic backdrop that continues to improve, albeit at a slower pace than earlier this year. A period of muted but sustained economic expansion may well continue to contribute to earnings surprises, estimate revisions and similar metrics that may be significant differentiators between winning and losing stocks going forward.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of UBS PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2010. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that UBS PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/10		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	19.17%	(0.93)%	N/A	6.21%
maximum sales charge	Class B3	18.31%	(1.72)%	N/A	5.73%[7]
or UBS PACE Select	Class C4	18.34%	(1.69)%	N/A	5.41%
program fee	Class Y5	19.50%	(0.59)%	N/A	6.76%
	Class P6	19.38%	(0.77)%	6.77%	7.17%
After deducting	Class A2	12.60%	(2.05)%	N/A	5.59%
maximum sales charge	Class B3	13.31%	(1.99)%	N/A	5.73%[7]
or UBS PACE Select	Class C4	17.34%	(1.69)%	N/A	5.41%
program fee	Class P6	17.02%	(2.74)%	4.66%	5.05%
Russell 2500 Value Index[8]		23.20%	0.29%	8.11%	9.67%
Lipper Small-Cap Core Funds median[9]		18.03%	0.63%	5.85%	8.32%
Lipper Small-Cap Value Funds median[9]		20.48%	0.58%	8.43%	8.93%

Average annual total returns for periods ended June 30, 2010, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 18.22%; 5-year period, (2.34)%; since inception, 5.05%; Class B—1-year period, 18.97%; 5-year period, (2.32)%; since inception, 5.20%; Class C—1-year period, 23.08%; 5-year period, (2.00)%; since inception, 4.87%; Class Y—1-year period, 25.43%; 5-year period, (0.88)%; since inception, 6.22%; Class P—1-year period, 22.86%; 5-year period, (3.03)%; 10-year period, 4.43%; since inception, 4.72%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.39% and 1.39%; Class B—2.47% and 2.16%; Class C—2.15% and 2.15%; Class Y—0.98% and 0.98%; and Class P—1.32% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.41%; Class B—2.16%; Class C—2.16%; Class Y—1.16%; and Class P—1.16%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A and C shares, November 28, 2000 for Class B shares, and December 20, 2000 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total return presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual UBS PACE Select program fee was 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Russell 2500 Value Index is designed to measure the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

9  On June 15, 2010, Lipper changed the peer group classification for UBS Small/Medium Co Value Equity Investments from the Lipper Small-Cap Value Funds category to the Lipper Small-Cap Core Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/10
Net assets (mm)	$379.0
Number of holdings	178
Portfolio composition[1]	07/31/10
Common stocks	98.2%
Cash equivalents and other assets less liabilities	1.8
Total	100.0%
Top five sectors[1]	07/31/10
Financials	25.3%
Industrials	17.4
Consumer discretionary	15.7
Information technology	12.4
Health care	6.7
Total	77.5%
Top ten equity holdings[1]	07/31/10
Raymond James Financial, Inc.	1.9%
Coinstar, Inc.	1.4
United Stationers, Inc.	1.1
Tidewater, Inc.	1.1
Cathay General Bancorp	1.1
Plantronics, Inc.	1.0
Copart, Inc.	1.0
Fresh Del Monte Produce, Inc.	1.0
American Greetings Corp.	1.0
Comstock Resources, Inc.	1.0
Total	11.6%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—98.16%
Aerospace & defense—0.23%
Triumph Group, Inc.	11,325	$859,568
Air freight & logistics—1.48%
Atlas Air Worldwide Holdings, Inc.*	47,375	2,770,490
Forward Air Corp.	97,500	2,831,400
		5,601,890
Auto components—1.30%
Cooper Tire & Rubber Co.	113,315	2,448,737
Lear Corp.*	31,650	2,474,081
		4,922,818
Automobiles—0.68%
Thor Industries, Inc.	92,000	2,561,280
Beverages—0.63%
Central European Distribution Corp. (CEDC)*	91,010	2,372,631
Capital markets—2.49%
Ameriprise Financial, Inc.	56,000	2,373,840
Raymond James Financial, Inc.	265,300	7,078,204
		9,452,044
Chemicals—1.31%
Celanese Corp., Series A	10,000	280,900
CF Industries Holdings, Inc.	14,400	1,169,136
Eastman Chemical Co.	20,150	1,262,196
PolyOne Corp.*	119,700	1,234,107
RPM International, Inc.	54,155	1,016,489
		4,962,828
Commercial banks—12.46%
Associated Banc-Corp	220,000	2,989,800
Bank of Hawaii Corp.	73,955	3,683,699
Cathay General Bancorp	345,000	4,057,200
Comerica, Inc.	67,550	2,591,218
CVB Financial Corp.[1]	292,000	2,972,560
East West Bancorp, Inc.	214,220	3,339,690
Fifth Third Bancorp	274,185	3,484,891
First Horizon National Corp.*	291,084	3,338,733
FirstMerit Corp.	33,600	662,256
Fulton Financial Corp.	116,600	1,062,226
IBERIABANK Corp.	32,100	1,667,916
KeyCorp	217,900	1,843,434
Prosperity Bancshares, Inc.	50,900	1,724,492
Sterling Bancshares, Inc.	358,000	1,858,020
Synovus Financial Corp.	567,090	1,485,776
Texas Capital Bancshares, Inc.*	171,750	2,866,507
United Community Banks, Inc.*	325,258	1,008,300
Wilmington Trust Corp.[1]	285,650	2,896,491
Wintrust Financial Corp.	32,685	1,017,157
Zions Bancorporation[1]	121,000	2,684,990
		47,235,356

Security description	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—4.79%
ATC Technology Corp.*	41,200	$987,976
Copart, Inc.*	108,000	3,935,520
KAR Auction Services, Inc.*	120,500	1,525,530
Republic Services, Inc.	45,260	1,441,984
Schawk, Inc.	153,920	2,282,634
United Stationers, Inc.*	80,000	4,332,000
Waste Connections, Inc.*	95,455	3,643,517
		18,149,161
Communications equipment—1.85%
Brocade Communications Systems, Inc.*	437,500	2,165,625
JDS Uniphase Corp.*	82,900	899,465
Plantronics, Inc.	132,000	3,956,040
		7,021,130
Computers & peripherals—1.38%
Avid Technology, Inc.*	204,100	2,639,013
Electronics for Imaging, Inc.*	244,000	2,598,600
		5,237,613
Construction & engineering—1.25%
Dycom Industries, Inc.*	250,605	2,267,975
Pike Electric Corp.*	263,500	2,474,265
		4,742,240
Consumer finance—1.39%
Discover Financial Services	200,100	3,055,527
EZCORP, Inc., Class A*	110,885	2,206,611
		5,262,138
Containers & packaging—1.89%
Ball Corp.	61,235	3,566,326
Boise, Inc.*	412,900	2,473,271
Owens-Illinois, Inc.*	40,200	1,111,530
		7,151,127
Diversified consumer services—1.41%
Coinstar, Inc.*	117,135	5,329,642
Diversified telecommunication services—2.26%
General Communication, Inc., Class A*	343,310	2,911,269
Premiere Global Services, Inc.*	203,265	1,272,439
Qwest Communications International, Inc.	243,200	1,376,512
tw telecom, Inc.*	158,525	2,999,293
		8,559,513
Electric utilities—1.22%
El Paso Electric Co.*	96,000	2,064,000
Westar Energy, Inc.	107,000	2,555,160
		4,619,160

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
Electrical equipment—0.82%
AMETEK, Inc.	37,500	$1,660,125
General Cable Corp.*	54,700	1,451,738
		3,111,863
Electronic equipment, instruments & components—1.73%
Ingram Micro, Inc., Class A*	172,360	2,849,111
Jabil Circuit, Inc.	207,500	3,010,825
Molex, Inc.	35,800	705,618
		6,565,554
Energy equipment & services—3.07%
Complete Production Services, Inc.*	92,000	1,771,000
Oceaneering International, Inc.*	37,500	1,855,500
Oil States International, Inc.*	41,200	1,892,728
TETRA Technologies, Inc.*	179,500	1,870,390
Tidewater, Inc.	103,850	4,255,773
		11,645,391
Food & staples retailing—0.23%
United Natural Foods, Inc.*	25,400	856,742
Food products—3.23%
Brooklyn Cheesecake & Desserts Co., Inc.2,*	34,680	347
Del Monte Foods Co.	59,400	824,472
Flowers Foods, Inc.	93,000	2,253,390
Fresh Del Monte Produce, Inc.*	187,920	3,916,253
J&J Snack Foods Corp.	38,000	1,584,980
Ralcorp Holdings, Inc.*	48,600	2,838,240
Tyson Foods, Inc. Class A	46,200	808,962
		12,226,644
Gas utilities—0.47%
Questar Corp.	108,350	1,782,358
Health care equipment & supplies—0.99%
ICU Medical, Inc.*	35,500	1,320,955
STERIS Corp.	76,000	2,416,040
		3,736,995
Health care providers & services—3.50%
Amedisys, Inc.1,*	68,500	1,799,495
AmerisourceBergen Corp.	71,650	2,147,350
AMN Healthcare Services, Inc.*	339,600	2,044,392
Chemed Corp.	34,800	1,841,616
Health Management Associates, Inc., Class A*	423,700	3,033,692
Health Net, Inc.*	101,925	2,400,334
		13,266,879
Hotels, restaurants & leisure—2.58%
Burger King Holdings, Inc.	171,000	2,954,880
Papa John's International, Inc.*	94,350	2,389,885
Sonic Corp.*	193,750	1,705,000
Wyndham Worldwide Corp.	107,000	2,731,710
		9,781,475

Security description	Number of shares	Value
Common stocks—(continued)
Household durables—2.67%
American Greetings Corp., Class A	187,950	$3,851,095
Ethan Allen Interiors, Inc.[1]	107,000	1,641,380
MDC Holdings, Inc.	76,000	2,213,120
Newell Rubbermaid, Inc.	38,900	602,950
Stanley Black & Decker, Inc.	21,950	1,273,539
Whirlpool Corp.	6,500	541,450
		10,123,534
Industrial conglomerates—0.25%
Carlisle Cos., Inc.	28,200	949,776
Insurance—3.81%
Brown & Brown, Inc.	147,855	2,960,057
Everest Re Group, Ltd.	5,850	454,077
HCC Insurance Holdings, Inc.	98,425	2,570,861
Horace Mann Educators Corp.	172,000	2,893,040
Selective Insurance Group, Inc.	177,000	2,754,120
XL Group PLC	158,300	2,806,659
		14,438,814
Internet & catalog retail—0.37%
HSN, Inc.*	48,300	1,420,020
Internet software & services—0.65%
DealerTrack Holdings, Inc.*	157,500	2,458,575
IT services—1.30%
Amdocs Ltd.*	79,700	2,178,201
TeleTech Holdings, Inc.*	19,960	277,444
VeriFone Holdings, Inc.*	113,000	2,472,440
		4,928,085
Leisure equipment & products—0.67%
RC2 Corp.*	153,000	2,532,150
Life sciences tools & services—2.22%
Bio-Rad Laboratories, Inc., Class A*	29,500	2,619,600
Charles River Laboratories International, Inc.*	73,000	2,268,840
Covance, Inc.*	91,000	3,527,160
		8,415,600
Machinery—4.51%
Briggs & Stratton Corp.	130,125	2,468,471
Bucyrus International, Inc.	27,800	1,729,716
CIRCOR International, Inc.	5,425	169,694
Crane Co.	24,400	867,176
Harsco Corp.	71,155	1,647,950
Kennametal, Inc.	135,300	3,705,867
Pentair, Inc.	83,200	2,845,440
Snap-on, Inc.	26,310	1,175,268
Wabtec Corp.	55,500	2,475,855
		17,085,437

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
Media—1.63%
Gannett Co., Inc.	32,175	$424,067
John Wiley & Sons, Inc., Class A	85,685	3,374,275
Scholastic Corp.	93,985	2,380,640
		6,178,982
Metals & mining—0.44%
Cliffs Natural Resources, Inc.	11,575	654,798
Reliance Steel & Aluminum Co.	26,250	1,031,100
		1,685,898
Multi-utilities—1.59%
CMS Energy Corp.	183,300	2,918,136
NiSource, Inc.	71,300	1,176,450
NSTAR	27,000	1,003,320
TECO Energy, Inc.	56,200	918,308
		6,016,214
Oil, gas & consumable fuels—2.86%
Alpha Natural Resources, Inc.*	52,925	2,028,615
Comstock Resources, Inc.*	151,755	3,840,919
Newfield Exploration Co.*	39,300	2,100,978
Rex Energy Corp.*	122,900	1,302,740
Whiting Petroleum Corp.*	17,900	1,575,379
		10,848,631
Paper & forest products—0.69%
Glatfelter	171,500	1,960,245
Neenah Paper, Inc.	37,400	670,956
		2,631,201
Personal products—0.56%
Nu Skin Enterprises, Inc., Class A	75,150	2,140,272
Professional services—2.55%
FTI Consulting, Inc.*	92,000	3,252,200
Heidrick & Struggles International, Inc.	57,500	1,155,750
Resources Connection, Inc.*	187,500	2,435,625
School Specialty, Inc.*	115,000	2,204,550
SFN Group, Inc.*	80,700	604,443
		9,652,568
Real estate investment trusts (REITs)—3.09%
BioMed Realty Trust, Inc.	96,800	1,746,272
CBL & Associates Properties, Inc.	189,900	2,671,893
DiamondRock Hospitality Co.*	144,200	1,338,176
DuPont Fabros Technology, Inc.	94,775	2,392,121
Home Properties, Inc.	60,600	3,010,002
Mack-Cali Realty Corp.	17,050	549,351
		11,707,815
Real estate management & development—0.56%
CB Richard Ellis Group, Inc., Class A*	124,500	2,116,500

Security description	Number of shares	Value
Common stocks—(concluded)
Road & rail—1.54%
Con-way, Inc.	108,295	$3,648,459
Landstar System, Inc.	54,500	2,209,430
		5,857,889
Semiconductors & semiconductor equipment—4.74%
Advanced Energy Industries, Inc.*	75,125	1,322,951
ATMI, Inc.*	119,000	1,765,960
Entegris, Inc.*	694,000	3,199,340
Micron Technology, Inc.*	197,300	1,436,344
NVIDIA Corp.*	154,535	1,420,177
ON Semiconductor Corp.*	323,075	2,180,756
Teradyne, Inc.*	204,400	2,199,344
Varian Semiconductor Equipment Associates, Inc.*	103,500	2,924,910
Veeco Instruments, Inc.1,*	35,200	1,524,160
		17,973,942
Software—0.75%
Informatica Corp.*	54,000	1,627,020
NetScout Systems, Inc.*	76,090	1,206,026
		2,833,046
Specialty retail—3.05%
Borders Group, Inc.1,*	532,460	708,172
Group 1 Automotive, Inc.1,*	100,000	2,772,000
Gymboree Corp.*	62,500	2,706,250
OfficeMax, Inc.*	139,500	1,993,455
PetSmart, Inc.	73,100	2,269,755
Williams-Sonoma, Inc.	41,800	1,116,478
		11,566,110
Textiles, apparel & luxury goods—1.32%
Phillips-Van Heusen Corp.	54,725	2,839,680
Volcom, Inc.*	132,000	2,147,640
		4,987,320
Thrifts & mortgage finance—1.48%
First Niagara Financial Group, Inc.	239,800	3,215,718
New York Community Bancorp, Inc.	137,785	2,378,169
		5,593,887
Trading companies & distributors—0.02%
Huttig Building Products, Inc.1,2,*	65,450	66,105
Wireless telecommunication services—0.20%
NTELOS Holdings Corp.	41,625	778,804
Total common stocks (cost—$348,699,956)		372,001,215

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2010

Security description	Face amount	Value
Repurchase agreement—2.59%
Repurchase agreement dated 07/30/10 with State Street Bank & Trust Co., 0.010% due 08/02/10 collateralized by $9,705,592 US Treasury Notes, 2.125% to 3.125% due 04/30/15 to 04/30/17; (value—$10,015,472); proceeds: $9,819,008 (cost—$9,819,000)	$9,819,000	$9,819,000

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—2.96%
Money market fund—2.96%
UBS Private Money Market Fund LLC[3] (cost—$11,194,599)	11,194,599	$11,194,599
Total investments (cost—$369,713,555)— 103.71%		393,014,814
Liabilities in excess of other assets—(3.71)%		(14,048,768)
Net assets—100.00%		$378,966,046

Aggregate cost for federal income tax purposes was $371,927,989; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$44,977,875
Gross unrealized depreciation	(23,891,050)
Net unrealized appreciation	$21,086,825

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2010.

2  Illiquid securities representing 0.02% of net assets as of July 31, 2010.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2010.

Security description	Value at 07/31/09	Purchases during the year ended 07/31/10	Sales during the year ended 07/31/10	Value at 07/31/10	Net income earned from affiliate for the year ended 07/31/10
UBS Private Money Market Fund LLC	$86,696,079	$271,092,395	$346,593,875	$11,194,599	$236,878

The following is a summary of the fair valuations according to the inputs used as of July 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$371,934,763	$66,452	$—	$372,001,215
Repurchase agreement	—	9,819,000	—	9,819,000
Investment of cash collateral from securities loaned	—	11,194,599	—	11,194,599
Total	$371,934,763	$21,080,051	$—	$393,014,814

At July 31, 2010, there were no transfers between Level 1 and Level 2.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2010

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) during the year ended July 31, 2010:

Preferred stock
Beginning balance	$1,710,535
Net purchases/(sales)	(2,931,883)
Accrued discounts/(premiums)	—
Total realized gain/(loss)	743,883
Net change in unrealized appreciation/depreciation	477,465
Net transfers in/(out) of Level 3	—
Ending balance	$—

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	97.6%
Cayman Islands	1.0
Ireland	0.7
Guernsey	0.6
Bermuda	0.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2010, the Portfolio's Class P shares returned 15.78%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 13.48%, after the deduction of the maximum UBS PACE Select program fee, for the same 12-month period.) In comparison, the Russell 2500 Growth Index (the "benchmark") returned 20.21%, and the Lipper Small-Cap Growth Funds category posted a median return of 17.25%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 139. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Copper Rock

Our portion of the Portfolio lagged the benchmark during the reporting period. We faced some negative headwinds as lower-quality, micro cap stocks continued to perform well throughout most of 2009. In addition, volatility crept back into the markets in 2010 due to concerns about a possible global double-dip recession. However, these headwinds were partially offset in our portion of the Portfolio by strong stock selection within the consumer staples and energy sectors, as well as several individual contributors to performance in the consumer discretionary, industrials, health care and information technology sectors.

Within the information technology sector, the Portfolio's holdings in STEC, Emulex and TIVO detracted from performance in the review period. STEC, which manufactures flash memory storage solutions, was a leader in this fast-growing category, but it was down over the reporting period. Our thesis for the stock was based on the company holding a sole sourced position at customers like EMC for the next 12 to18 months. (Sole sourced positions refer to specific products or services available from only one source or company.) However, formidable competition emerged much earlier than expected, causing our original investment thesis and timing estimates to change. As a result, we eliminated STEC from our portion of the Portfolio.

Emulex underperformed on news of a proposed acquisition of ServerEngines Corp., a privately held semiconductor company. We believe Emulex's underperformance will be short-term, as we believe that its revenues and operating margins will increase in the latter half of 2010 and early 2011.

TIVO detracted from results when, in March 2010, the US Court of Appeals upheld a lower court ruling that Dish's DVR technology violated TIVO's patents in a long-running patent infringement case. Surprisingly, the

UBS PACE Select Advisors Trust – UBS PACE Small/Medium Co Growth
Equity Investments

Investment Sub-Advisors:

Copper Rock Capital Partners, LLC ("Copper Rock"), Riverbridge Partners, LLC ("Riverbridge"), and Palisade Capital Management, L.L.C. ("Palisade")

Portfolio Managers:

Copper Rock: Tucker Walsh;
Riverbridge: Mark Thompson;
Palisade: Sammy Oh

Objective:

Capital appreciation

Investment process:

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Sub-Advisor's comments – continued

court agreed to grant DISH a review of the decision, which generally happens in less than 10% of similar cases. Due to the nature of court reviews, though, we had only a moderate position in the stock to limit our Portfolio's downside risk. While we still believe TIVO will ultimately prevail, we eliminated the position during the period.

Leading contributors in our portion of the Portfolio included Bucyrus within industrials, and Green Mountain Coffee Roasters within the consumer staples sectors. Higher commodity prices drove better-than-expected orders at Bucyrus, while significant cost controls and aftermarket sales drove better-than-expected margins. Bucyrus entered into an agreement to purchase Terex's mining business, which we viewed as a positive when combined with its existing infrastructure and customer relationships. We believe that Green Mountain Coffee Roasters has a superior product and good margin expansion. The company beat analysts' expectations in the fourth quarter of 2009 on strong holiday sales and further market penetration, and its expansion has continued to do so through the second quarter of 2010, due to its acquisition of Deidrich Coffee.

Riverbridge Partners

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection within the health care sector helped performance during the review period. We focused on companies that we believe deliver a product or service that compels the ultimate payer—whether a central system or the actual receiver of health care—to consume their products or services. One of our top performers was Cepheid, a company that facilitates the rapid detection of a biological condition, that allows for an expedited diagnosis and for more targeted medical treatments.

Stock selection within the financials sector also contributed to our relative performance. Generally speaking, we believe most financial institutions need to deploy leverage for growth to maximize their opportunities and, as a group, they often generate relatively low returns on invested capital. However, we focus on identifying niche players within the financials sector that, in our view, provide a differentiated service. Unlike traditional financial institutions, these types of companies have greater barriers to entry, but higher returns on invested capital, while utilizing much less debt. Portfolio Recovery Associates, a company that purchases and manages portfolios of defaulted and bankrupt consumer receivables and provides a broad range of accounts receivable services to lenders, service providers and governments, is an example of one such company. This position generated positive results for our portion of the Portfolio during the review period.

A detractor from performance during the period was stock selection in the industrials sector. For example, Resources Connection, a temporary staffing company, faced some challenges in an environment of continued high unemployment in both the public and the private sector.

Investment process (concluded)

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

Palisade seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that it can be successful because it views the small- and mid-cap market to be inherently less efficient than the large-cap market.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Sub-Advisor's comments – concluded

We continue to focus on identifying and investing in high-quality, long-term growth companies based on our time-tested investment process, and we will not deviate from this philosophy to achieve short-term gains. Since our holdings have the ability to internally finance their growth, we believe they will less likely be impacted by tight credit markets. Additionally, we will continue to favor those companies that are not heavily leveraged and that possess differentiated products and services—characteristics that we believe provide them with the agility to respond to the opportunities in an uncertain economy.

Palisade

Our portion of the Portfolio lagged the benchmark during the reporting period, primarily due to our holdings in the energy, financials and information technology sectors. In energy, GMX Resources and Comstock Resources performed particularly poorly as production and natural gas pricing have been worse than expected. In information technology, Brocade Communication Systems and SunPower Corp. underperformed after reporting disappointing results. We eliminated SunPower Corp. from our portion of the Portfolio given the company's deteriorating fundamentals.

On the positive side, stock selection in the industrials, heath care and consumer discretionary sectors contributed to relative performance. Within industrials, Kansas City Southern, Dollar Thrifty Automotive Group and Atlas Air Worldwide Holdings helped Portfolio performance. In particular, Dollar Thrifty Automotive Group is currently a takeover target in a bidding war between Hertz Global Holdings and Avis Budget Group. We believe that acquisitions of small- to medium-sized companies will continue to be an important theme, as larger companies look to acquire growth. Another example is enterprise software and services company Sybase, which was acquired by SAP. We eliminated our position in Sybase after this acquisition. Top performers in the consumer discretionary sector were hospitality company Wyndham Worldwide Corp. and Internet travel discount provider priceline.com Inc. We sold our position in priceline.com Inc. during the reporting period to capture profits. In addition, the company's market capitalization had grown larger than our small/mid capitalization range.

We raised our weighting in the health care sector during the course of 2009, as we believed that health care reform would not be as draconian as originally feared. Many of our stocks within the sector have performed well, including Human Genome Sciences, Health Net and ResMed.

We remain disciplined in our approach to identify growth companies that are trading at a discount to their long-term potential, and we believe that our approach will be rewarded in the long run.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of UBS PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2010. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that UBS PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/10		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	15.52%	(0.37)%	N/A	0.04%
maximum sales charge	Class B3	14.86%	(1.15)%	N/A	(0.48)%[7]
or UBS PACE Select	Class C4	14.65%	(1.12)%	N/A	(0.71)%
program fee	Class Y5	15.71%	(0.02)%	N/A	1.87%
	Class P6	15.78%	(0.16)%	(1.14)%	6.78%
After deducting	Class A2	9.16%	(1.49)%	N/A	(0.54)%
maximum sales charge	Class B3	9.86%	(1.42)%	N/A	(0.48)%[7]
or UBS PACE Select	Class C4	13.65%	(1.12)%	N/A	(0.71)%
program fee	Class P6	13.48%	(2.14)%	(3.10)%	4.67%
Russell 2500 Growth Index[8]		20.21%	1.84%	0.44%	5.62%
Lipper Small-Cap Growth Funds median[9]		17.25%	0.29%	0.52%	6.03%
Lipper Mid-Cap Growth Funds median[9]		19.42%	1.20%	0.28%	6.54%

Average annual total returns for periods ended June 30, 2010, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 11.81%; 5-year period, (1.06)%; since inception, (1.01)%; Class B—1-year period, 12.46%; 5-year period, (1.04)%; since inception, (0.95)%; Class C—1-year period, 16.45%; 5-year period, (0.71)%; since inception, (1.18)%; Class Y—1-year period, 18.38%; 5-year period, 0.39%; since inception, 1.39%; Class P—1-year period, 16.33%; 5-year period, (1.71)%; 10-year period, (3.64)%; since inception, 4.39%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.40% and 1.38%; Class B—2.61% and 2.13%; Class C—2.19% and 2.13%; Class Y—0.96% and 0.96%; and Class P—1.31% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.38%; Class B—2.13%; Class C—2.13%; Class Y—1.13%; and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total return presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual UBS PACE Select program fee was 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Russell 2500 Growth Index is designed to measure the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

9  On June 15, 2010, Lipper changed the peer group classification for UBS Small/Medium Co Growth Equity Investments from the Lipper Mid-Cap Growth Funds category to the Lipper Small-Cap Growth Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/10
Net assets (mm)	$374.3
Number of holdings	214
Portfolio composition[1]	07/31/10
Common stocks	95.3%
ADRs	0.6
Investment companies	1.2
Cash equivalents and other assets less liabilities	2.9
Total	100.0%
Top five sectors[1]	07/31/10
Information technology	27.7%
Health care	18.4
Consumer discretionary	16.8
Industrials	15.6
Financials	6.1
Total	84.6%
Top ten equity holdings[1]	07/31/10
Affiliated Managers Group, Inc.	1.5%
Portfolio Recovery Associates, Inc.	1.5
Roper Industries, Inc.	1.5
Ultimate Software Group, Inc.	1.4
Rovi Corp.	1.3
Thoratec Corp.	1.1
Netlogic Microsystems, Inc.	1.1
Green Mountain Coffee Roasters, Inc.	1.0
Aegean Marine Petroleum Network, Inc.	1.0
Coinstar, Inc.	1.0
Total	12.4%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—95.90%
Aerospace & defense—1.52%
Orbital Sciences Corp.*	160,440	$2,348,842
TransDigm Group, Inc.	61,911	3,353,719
		5,702,561
Air freight & logistics—1.32%
Atlas Air Worldwide Holdings, Inc.*	30,788	1,800,482
Dynamex, Inc.*	34,500	464,370
Forward Air Corp.	36,200	1,051,248
Hub Group, Inc., Class A*	50,168	1,612,901
		4,929,001
Auto components—0.75%
Gentex Corp.	132,500	2,553,275
Tenneco, Inc.*	9,366	258,502
		2,811,777
Biotechnology—2.95%
Alexion Pharmaceuticals, Inc.*	31,700	1,723,212
Cepheid, Inc.*	186,300	3,083,265
Dendreon Corp.*	32,270	1,062,006
Human Genome Sciences, Inc.*	55,000	1,426,700
Onyx Pharmaceuticals, Inc.*	78,921	2,051,946
Seattle Genetics, Inc.*	59,307	722,359
United Therapeutics Corp.*	20,200	987,578
		11,057,066
Capital markets—2.29%
Affiliated Managers Group, Inc.*	80,265	5,685,170
Greenhill & Co., Inc.[1]	24,068	1,637,827
Lazard Ltd., Class A	41,785	1,239,761
		8,562,758
Chemicals—2.04%
FMC Corp.	19,500	1,218,555
Intrepid Potash, Inc.1,*	97,640	2,362,888
Landec Corp.*	100,700	649,515
Solutia, Inc.*	190,387	2,686,361
Zoltek Companies, Inc.*	69,600	727,320
		7,644,639
Commercial banks—0.64%
Hancock Holding Co.	44,800	1,366,848
Signature Bank*	26,945	1,035,766
		2,402,614
Commercial services & supplies—3.34%
Cenveo, Inc.*	237,650	1,463,924
Clean Harbors, Inc.*	25,600	1,616,896
EnerNOC, Inc.1,*	36,914	1,230,713
Higher One Holdings, Inc.*	59,371	830,007
Innerworkings, Inc.1,*	143,700	994,404
Mobile Mini, Inc.*	44,900	769,586

Security description	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—(concluded)
Ritchie Brothers Auctioneers, Inc.[1]	67,800	$1,261,758
Rollins, Inc.	124,000	2,708,160
Sykes Enterprises, Inc.*	102,392	1,622,913
		12,498,361
Communications equipment—4.16%
Acme Packet, Inc.*	11,661	329,540
Brocade Communications Systems, Inc.*	353,700	1,750,815
CommScope, Inc.*	78,400	1,594,656
Digi International, Inc.*	156,000	1,296,360
Emulex Corp.*	251,323	2,186,510
F5 Networks, Inc.*	18,900	1,659,987
Finisar Corp.1,*	106,077	1,700,414
Polycom, Inc.*	116,591	3,460,421
Riverbed Technology, Inc.*	42,770	1,586,339
		15,565,042
Computers & peripherals—1.25%
Netezza Corp.*	158,100	2,450,550
SMART Technologies, Inc., Class A*	43,500	669,465
Stratasys, Inc.1,*	67,800	1,539,738
		4,659,753
Construction & engineering—0.30%
Foster Wheeler AG*	48,600	1,118,772
Construction materials—0.55%
Martin Marietta Materials, Inc.[1]	24,030	2,052,162
Distributors—0.55%
LKQ Corp.*	103,800	2,053,164
Diversified consumer services—3.78%
Bridgepoint Education, Inc.1,*	83,800	1,554,490
Capella Education Co.*	20,830	1,935,524
Coinstar, Inc.*	83,967	3,820,499
DeVry, Inc.	34,598	1,861,372
Grand Canyon Education, Inc.*	32,400	786,348
Sotheby's	73,793	2,002,004
Strayer Education, Inc.[1]	6,516	1,559,930
Universal Technical Institute, Inc.	30,700	625,359
		14,145,526
Diversified financial services—2.36%
MSCI, Inc., Class A*	32,321	1,042,999
Portfolio Recovery Associates, Inc.1,*	80,462	5,606,592
The NASDAQ OMX Group, Inc.*	112,000	2,180,640
		8,830,231
Electric utilities—0.38%
ITC Holdings Corp.	25,300	1,435,522

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
Electrical equipment—2.43%
Acuity Brands, Inc.	37,641	$1,585,815
AMETEK, Inc.	39,700	1,757,519
Baldor Electric Co.	6,713	256,571
Roper Industries, Inc.	87,931	5,495,688
		9,095,593
Electronic equipment, instruments & components—1.09%
Echelon Corp.1,*	77,400	587,466
FARO Technologies, Inc.*	34,800	715,836
Napco Security Systems, Inc.*	57,850	100,081
National Instruments Corp.	83,900	2,676,410
		4,079,793
Energy equipment & services—1.21%
ION Geophysical Corp.*	327,200	1,436,408
Rowan Cos., Inc.*	71,842	1,814,729
Superior Energy Services, Inc.*	56,700	1,292,193
		4,543,330
Food & staples retailing—0.96%
BJ's Wholesale Club, Inc.*	30,372	1,383,444
United Natural Foods, Inc.*	65,053	2,194,238
		3,577,682
Food products—1.59%
Diamond Foods, Inc.[1]	46,600	2,075,564
Green Mountain Coffee Roasters, Inc.*	125,981	3,878,955
		5,954,519
Health care equipment & supplies—5.99%
Abaxis, Inc.*	42,400	850,120
AngioDynamics, Inc.*	111,400	1,716,674
Edwards Lifesciences Corp.*	40,867	2,362,113
Neogen Corp.*	65,700	1,961,802
NuVasive, Inc.1,*	58,328	1,911,409
Orthofix International N.V.*	55,476	1,679,813
ResMed, Inc.*	36,000	2,364,840
Sirona Dental Systems, Inc.*	103,043	3,171,663
Thoratec Corp.*	113,465	4,173,243
Volcano Corp.*	17,633	389,160
Zoll Medical Corp.*	69,287	1,833,334
		22,414,171
Health care providers & services—6.52%
Bio-Reference Laboratories, Inc.*	56,500	1,184,805
Catalyst Health Solutions, Inc.*	38,376	1,327,042
Chemed Corp.	52,800	2,794,176
Community Health Systems, Inc.*	45,600	1,478,808
Emergency Medical Services Corp., Class A*	32,200	1,440,628
Health Net, Inc.*	66,700	1,570,785
HMS Holdings Corp.*	30,345	1,709,030
IPC The Hospitalist Co.*	105,700	2,721,775

Security description	Number of shares	Value
Common stocks—(continued)
Health care providers & services—(concluded)
Lincare Holdings, Inc.	111,750	$2,655,180
Magellan Health Services, Inc.*	60,800	2,559,072
MEDNAX, Inc.*	73,462	3,463,733
Omnicare, Inc.	61,585	1,516,839
		24,421,873
Health care technology—1.01%
Allscripts Healthcare Solutions, Inc.1,*	99,800	1,665,662
Quality Systems, Inc.[1]	17,000	933,640
SXC Health Solutions Corp.*	17,540	1,190,966
		3,790,268
Hotels, restaurants & leisure—2.87%
Buffalo Wild Wings, Inc.1,*	43,259	1,844,564
Cheesecake Factory, Inc.*	74,500	1,746,280
Chipotle Mexican Grill, Inc.*	9,296	1,374,878
Home Inns & Hotels Management, Inc., ADR*	20,043	843,209
Penn National Gaming, Inc.*	66,700	1,826,913
Wyndham Worldwide Corp.	122,100	3,117,213
		10,753,057
Household durables—0.50%
Tempur-Pedic International, Inc.*	60,797	1,864,644
Internet & catalog retail—0.75%
NutriSystem, Inc.[1]	75,549	1,477,738
Shutterfly, Inc.*	53,083	1,331,322
		2,809,060
Internet software & services—3.72%
Art Technology Group, Inc.*	402,200	1,447,920
comScore, Inc.*	51,666	1,023,503
Constant Contact, Inc.1,*	35,200	686,048
DealerTrack Holdings, Inc.*	66,800	1,042,748
Equinix, Inc.1,*	21,213	1,983,628
GSI Commerce, Inc.*	27,338	615,652
LogMeIn, Inc.*	37,700	1,074,450
Monster Worldwide, Inc.*	225,045	3,087,617
QuinStreet, Inc.1,*	110,061	1,326,235
VistaPrint NV1,*	50,032	1,653,558
		13,941,359
IT services—3.87%
Acxiom Corp.*	111,410	1,709,029
Alliance Data Systems Corp.1,*	40,322	2,317,709
Cass Information Systems, Inc.	34,200	1,188,108
Forrester Research, Inc.*	45,500	1,468,740
Lender Processing Services, Inc.	54,700	1,747,118
MAXIMUS, Inc.	30,200	1,817,738
SAIC, Inc.*	98,933	1,645,256
Telvent GIT SA1,*	36,000	775,080
VeriFone Systems, Inc.*	83,000	1,816,040
		14,484,818

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
Life sciences tools & services—1.57%
Bruker Corp.*	98,400	$1,295,928
MEDTOX Scientific, Inc.*	31,000	355,570
PAREXEL International Corp.*	134,710	2,765,596
Techne Corp.	25,300	1,477,520
		5,894,614
Machinery—2.02%
Bucyrus International, Inc.	4,054	252,240
Flowserve Corp.	31,524	3,125,920
IDEX Corp.	64,222	2,066,022
Kaydon Corp.	31,005	1,177,880
Middleby Corp.*	16,258	934,997
		7,557,059
Media—1.45%
Cinemark Holdings, Inc.	245,358	3,579,773
Regal Entertainment Group, Class A	139,000	1,855,650
		5,435,423
Multiline retail—0.56%
Saks, Inc.1,*	256,900	2,109,149
Oil, gas & consumable fuels—3.20%
Atlas Energy, Inc.*	60,794	1,798,894
Brigham Exploration Co.*	82,256	1,419,739
Comstock Resources, Inc.*	52,600	1,331,306
GMX Resources, Inc.1,*	165,400	1,023,826
Goodrich Petroleum Corp.1,*	57,296	712,762
Holly Corp.	83,687	2,236,953
Oasis Petroleum, Inc.*	70,824	1,218,173
Plains Exploration & Production Co.*	92,585	2,087,792
Rosetta Resources, Inc.*	6,185	136,503
		11,965,948
Personal products—0.65%
Herbalife Ltd.	37,800	1,876,392
USANA Health Sciences, Inc.*	13,500	565,650
		2,442,042
Pharmaceuticals—0.32%
Nektar Therapeutics*	29,173	380,999
Salix Pharmaceuticals Ltd.*	18,948	803,585
		1,184,584
Professional services—1.04%
CoStar Group, Inc.*	22,100	968,643
Resources Connection, Inc.*	94,900	1,232,751
Robert Half International, Inc.	66,657	1,678,423
		3,879,817
Real estate investment trusts (REITs)—0.40%
UDR, Inc.	70,100	1,479,811

Security description	Number of shares	Value
Common stocks—(continued)
Road & rail—1.15%
Dollar Thrifty Automotive Group, Inc.*	33,400	$1,665,658
Kansas City Southern*	71,385	2,619,830
		4,285,488
Semiconductors & semiconductor equipment—5.08%
Atmel Corp.*	374,030	1,956,177
Avago Technologies Ltd.*	105,850	2,303,296
Cabot Microelectronics Corp.*	31,400	1,026,466
Cavium Networks, Inc.*	13,362	358,502
Netlogic Microsystems, Inc.1,*	139,573	4,125,778
Power Integrations, Inc.	51,900	1,834,665
Semtech Corp.*	115,100	2,000,438
Skyworks Solutions, Inc.*	139,533	2,446,013
Varian Semiconductor Equipment Associates, Inc.*	62,875	1,776,848
Veeco Instruments, Inc.*	27,160	1,176,028
		19,004,211
Software—8.52%
ANSYS, Inc.*	40,200	1,806,990
ArcSight, Inc.*	75,757	1,894,683
Blackboard, Inc.1,*	85,759	3,256,269
CommVault Systems, Inc.*	61,500	1,138,980
Concur Technologies, Inc.*	20,800	962,624
Guidance Software, Inc.1,*	74,000	352,980
Informatica Corp.*	72,379	2,180,779
MICROS Systems, Inc.*	33,942	1,214,445
NetSuite, Inc.1,*	119,060	1,766,850
Nuance Communications, Inc.*	124,190	2,050,377
RealD, Inc.1,*	43,902	746,334
Rovi Corp.*	111,805	4,975,323
Sourcefire, Inc.*	84,300	1,798,962
Ultimate Software Group, Inc.*	160,155	5,166,600
VanceInfo Technologies, Inc., ADR*	51,924	1,318,350
Verint Systems, Inc.1,*	54,900	1,246,230
		31,876,776
Specialty retail—5.26%
Abercrombie & Fitch Co., Class A	42,700	1,577,338
AnnTaylor Stores Corp.*	77,500	1,359,350
Coldwater Creek, Inc.*	233,400	914,928
Express, Inc.*	142,490	2,500,700
Foot Locker, Inc.	118,800	1,614,492
GameStop Corp., Class A1,*	130,400	2,614,520
Guess?, Inc.	32,262	1,151,753
Gymboree Corp.*	35,031	1,516,842
Rue21, Inc.*	516	15,650
Talbots, Inc.*	198,300	2,278,467
The Men's Wearhouse, Inc.	68,200	1,327,172
Tiffany & Co.	33,318	1,401,688
Ulta Salon, Cosmetics & Fragrance, Inc.*	56,495	1,427,064
		19,699,964

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(concluded)
Textiles, apparel & luxury goods—0.33%
Deckers Outdoor Corp.*	14,709	$748,541
Steven Madden Ltd.*	6,242	241,129
Under Armour, Inc., Class A*	6,975	261,981
		1,251,651
Thrifts & mortgage finance—0.38%
First Niagara Financial Group, Inc.	105,600	1,416,096
Trading companies & distributors—1.48%
Beacon Roofing Supply, Inc.*	96,400	1,644,584
Watsco, Inc.[1]	24,668	1,374,254
WESCO International, Inc.*	69,651	2,502,561
		5,521,399
Transportation infrastructure—1.02%
Aegean Marine Petroleum Network, Inc.	185,990	3,823,954
Wireless telecommunication services—0.78%
SBA Communications Corp., Class A*	50,616	1,831,287
Syniverse Holdings, Inc.*	49,000	1,094,170
		2,925,457
Total common stocks (cost—$334,318,061)		358,952,559
Investment companies—1.21%
iShares Russell 2000 Growth Index Fund[1]	24,297	1,720,228
iShares Russell Midcap Growth Index Fund	60,104	2,800,245
Total investment companies (cost—$4,444,968)		4,520,473

Security description	Face amount	Value
Repurchase agreement—2.90%
Repurchase agreement dated 07/30/10 with State Street Bank & Trust Co., 0.010% due 08/02/10, collateralized by $10,714,800 US Treasury Notes, 2.125% to 3.125% due 04/30/15 to 04/30/17; (value—$11,056,902); proceeds: $10,840,009 (cost—$10,840,000)	$10,840,000	$10,840,000
	Number of shares
Investment of cash collateral from securities loaned—13.24%
Money market fund—13.24%
UBS Private Money Market Fund LLC[2] (cost—$49,573,183)	49,573,183	49,573,183
Total investments (cost—$399,176,212)— 113.25%		423,886,215
Liabilities in excess of other assets—(13.25)%		(49,587,551)
Net assets—100.00%		$374,298,664

Aggregate cost for federal income tax purposes was $403,829,350; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$43,202,837
Gross unrealized depreciation	(23,145,972)
Net unrealized appreciation	$20,056,865

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2010.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2010.

Security description	Value at 07/31/09	Purchases during the year ended 07/31/10	Sales during the year ended 07/31/10	Value at 07/31/10	Net income earned from affiliate for the year ended 07/31/10
UBS Private Money Market Fund LLC	$98,587,174	$233,608,572	$282,622,563	$49,573,183	$301,153

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2010

The following is a summary of the fair valuations according to the inputs used as of July 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$358,952,559	$—	$—	$358,952,559
Investment companies	4,520,473	—	—	4,520,473
Repurchase agreement	—	10,840,000	—	10,840,000
Investment of cash collateral from securities loaned	—	49,573,183	—	49,573,183
Total	$363,473,032	$60,413,183	$—	$423,886,215

At July 31, 2010, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	95.3%
Cayman Islands	1.0
Marshall Islands	0.9
Canada	0.7
Singapore	0.5
Netherlands Antilles	0.4
Netherlands	0.4
Bermuda	0.3
Switzerland	0.3
Spain	0.2
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Performance

For the 12 months ended July 31, 2010, the Portfolio's Class P shares returned 2.21%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 0.18%, after the deduction of the maximum UBS PACE Select program fee, for the same 12-month period.) In comparison, the MSCI EAFE Index (net) (the "benchmark") returned 6.26%, and the Lipper International Large-Cap Core Funds category posted a median return of 5.83%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 150. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Martin Currie

Our portion of the Portfolio underperformed the benchmark during the reporting period. It is evident that the unusual market conditions experienced in 2009 do not favor our investment process, which is based on fundamental stock picking. After performing well in the first quarter of 2009, stocks with successful characteristics, such as financial quality, good value, strong growth and positive change were penalized for the remainder of the year. This trend has largely continued into 2010, with company fundamentals taking a back seat to macroeconomic considerations such as the Greek debt crisis. In this environment, our stock selection has been negative in all sectors except for information technology, where results were in line with the benchmark.

From a country allocation perspective, underweights to Japan and developed Asia (later a neutral position) were unhelpful. Conversely, an overweight to emerging markets, contributed to our portion of the Portfolio's relative performance. On a sector basis, our overweight to information technology and an underweight to utilities were beneficial, but underweights in consumer staples and materials detracted from relative results.

At the individual stock level, some of our key positions resulted in negative performance results. Israeli health care firm Teva was the biggest detractor, as its shares fell sharply in July 2010 after two decisions from the US Food and Drug Administration (FDA) went against the

UBS PACE Select Advisors Trust – UBS PACE International Equity Investments

Investment Sub-Advisors:

Martin Currie Inc. ("Martin Currie"), Mondrian Investment Partners Limited ("Mondrian") and J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Managers:

Martin Currie: James Fairweather; Mondrian: Elizabeth A. Desmond, Nigel G. May and Emma R. E. Lewis;
J.P. Morgan: Beltran Lastra and Jaco Venter

Objective:

Capital appreciation

Investment process:

Martin Currie has a highly active "conviction" approach, seeking the best opportunities for growth across global stock markets. Martin Currie identifies change as the central dynamic behind stock price movement. This means recognizing change at the company level (management changes, product strategies, acquisitions, etc.) and at the macro level (legislative changes, economic prospects, sector dynamics, etc.). Determining the impact of these changes may lead to outperformance. Martin Currie believes its investment process allows it to identify, evaluate and exploit change at an early stage. In managing its segment of the Portfolio's assets, Martin Currie uses a fully integrated international investment process. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Sub-Advisors' comments – continued

company's interests. Pharmaceutical giant Roche, another of our weakest performers, fell when the FDA recommended that the US government no longer endorse Avastin as a breast-cancer treatment. Elsewhere, Chinese online gaming firm NetEase suffered after a protracted dispute with domestic regulators over a key title. We eliminated this holding in January 2010, as it appeared unlikely that this dispute would be resolved in the short-term. Other detractors included UK homebuilder Persimmon, which plummeted in May 2010's market selloff as concerns over Eurozone debt and China's monetary tightening particularly hurt cyclical stocks.

The best performer was UK educational and business publisher Pearson, due to strong results and positive corporate actions. Other top contributors over the reporting period included information technology stocks ASM Lithography and Autonomy, industrial group Siemens, brewer Carlsberg, shipper Nippon Yusen and financials DnB NOR and ING Groep. We sold Autonomy in early 2010, as we became concerned about the company's use of cash following its surprise £500 million convertible bond issue. We also eliminated Carlsberg from our portion of the Portfolio to capture profits.

The austerity fears gripping investors have overwhelmed the potential for repricing of sectors, such as financials. We retain significant exposure to developed markets, both directly (through stocks such as CTrip and SJM), and indirectly, through developed-market stocks that export to China. More broadly, our portion of the Portfolio holds solid growth stocks that exhibit better earnings growth rates, relative to the benchmark.

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period. In particular, stock and currency selection were positive contributors to relative performance. Our exposure to the Pacific region was also positive, whereas our European weightings were not beneficial.

Our overweight positions in the outperforming markets of Australia and Singapore were especially helpful, while not having any exposure to the outperforming Danish and Swedish markets hurt relative performance. From a currency perspective, our underweight positions in the underperforming sterling and euro were relatively beneficial, as were our overweight positions in the strong-performing Australian and Singapore dollars.

Investment process (concluded)

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

J.P. Morgan manages its segment of the Portfolio's assets using a bottom-up, research-driven strategy that seeks to generate risk characteristics that closely match those of the benchmark, yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation-based fundamental analysis, focused on normalized earnings and earnings growth. It seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Sub-Advisors' comments – concluded

Stock selection was, overall, a positive contributor to performance and was particularly strong in Japan, Finland and Hong Kong, but not in Germany, France or the UK. In terms of individual holdings, Compass, a British food services company, UPM Kymenne, a Finnish pulp and paper stock, and Amcor, an Australian packaging company, all helped performance during the review period. Compass generated strong results as management provided a positive outlook for the company's medium-term growth prospects. UPM Kymenne benefited from rising pulp prices due to supply disruptions that were triggered by an earthquake in Chile and a Finnish dockworkers strike. Amcor's shares moved higher as it benefited from its acquisition of Plastics Packaging Americas.

Conversely, Toyota Motor Corp., the Japanese automobile manufacturer, generated disappointing results. Its shares fell following a large global recall, that weighed heavily on its stock. Elsewehere, Ageas, a Belgian financial stock, was down considerably, along with Telecom Corporation of New Zealand, as regulatory concerns pushed its stock price lower.

From a sector perspective, our underweight position in the underperforming financials sector was helpful, as was our overweight position in the strong-performing telecommunications sector. While stock selection in consumer staples and telecommunication services was not helpful, our holdings in the information technology, industrials and materials sectors contributed to performance. Our sector overweights and underweights are a by-product of our bottom-up stock selection process.

J.P. Morgan

Our portion of the Portfolio outperformed the benchmark during the reporting period. Regionally, Europe contributed to our relative performance, while the Pacific Rim detracted from results. At the sector level, industrial cyclicals added the most value, while consumer non-durables hurt our performance.

At the stock level, Volkswagen, one of the world's largest automobile manufacturers, was a strong contributor to results during the reporting period. Its net income surged to €1.25 billion in the second quarter of 2010, up sharply from €283 million the year prior. The increase reflects, in part, the weakness of the euro, as well as the broad recovery in the automobile industry. Volkswagen's strong presence in China and the success of both its Audi and Volkswagen brands further supported its share price.

On the downside, BP plc., a global energy company, detracted from performance. The stock plunged in the second quarter of 2010 after one of the worst environmental disasters in history. Investors fled the stock over concerns that the costs associated with capping the well, cleaning up the spill, and potential litigation and punitive liabilities might bankrupt the company. At one point, the stock had lost over $80 billion in market capitalization—a figure that dwarfed even the most aggressive estimates of what it would cost to clean up the oil spill and settle BP's legal claims. Given the company's earnings power, its ability to generate free cash and the size of its assets, we did not believe that BP was in any danger of going bankrupt. The stock has regained some ground since the end of June.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of UBS PACE International Equity Investments Class P shares versus the MSCI EAFE Index (net) over the 10 years ended July 31, 2010. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that UBS PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/10		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	2.05%	0.71%	N/A	0.70%
maximum sales charge	Class B3	1.14%	(0.24)%	N/A	0.11%[7]
or UBS PACE Select	Class C4	1.10%	(0.15)%	N/A	(0.12)%
program fee	Class Y5	2.43%	1.09%	N/A	1.29%
	Class P6	2.21%	0.97%	(0.31)%	3.77%
After deducting	Class A2	(3.54)%	(0.42)%	N/A	0.11%
maximum sales charge	Class B3	(3.86)%	(0.56)%	N/A	0.11%[7]
or UBS PACE Select	Class C4	0.10%	(0.15)%	N/A	(0.12)%
program fee	Class P6	0.18%	(1.04)%	(2.29)%	1.71%
MSCI EAFE Index (net)[8]		6.26%	2.10%	1.51%	4.26%
Lipper International Large-Cap Core Funds median		5.83%	1.78%	0.77%	4.49%

Average annual total returns for periods ended June 30, 2010, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, (4.42)%; 5-year period, (1.72)%; since inception, (0.90)%; Class B—1-year period, (4.75)%; 5-year period, (1.86)%; since inception, (0.90)%; Class C—1-year period, (0.68)%; 5-year period, (1.42)%; since inception, (1.12)%; Class Y—1-year period, 1.47%; 5-year period, (0.21)%; since inception, 0.26%; Class P—1-year period, (0.57)%; 5-year period, (2.31)%; 10-year period, (3.54)%; since inception, 1.07%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.46% and 1.46%; Class B—2.63% and 2.40%; Class C—2.31% and 2.31%; Class Y—1.06% and 1.06%; and Class P—1.22% and 1.22%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.65%; Class B—2.40%; Class C—2.40%; Class Y—1.40%; and Class P—1.40%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 17, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total return presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual UBS PACE Select program fee was 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/10
Net assets (mm)	$792.1
Number of holdings	268
Portfolio composition[1]	07/31/10
Common and preferred stocks	93.7%
ADRs	4.6
Futures and forward foreign currency contracts	0.0 [2]
Cash equivalents and other assets less liabilities	1.7
Total	100.0%
Regional allocation (equity investments)[1]	07/31/10
Europe and European territories	59.1%
Asia	29.6
Oceania	8.4
Africa	1.2
Total	98.3%
Top five countries (equity investments)[1]	07/31/10
Japan	21.1%
United Kingdom	19.0
France	9.2
Australia	8.2
Netherlands	6.8
Total	64.3%
Top five sectors[1]	07/31/10
Financials	19.3%
Consumer discretionary	13.5
Consumer staples	11.9
Health care	10.4
Telecommunication services	10.0
Total	65.1%
Top ten equity holdings[1]	07/31/10
Sanofi-Aventis SA	2.0%
Compass Group PLC	1.8
Telefonica SA	1.6
GlaxoSmithKline PLC	1.6
ING Groep N.V.	1.5
Total SA	1.5
British American Tobacco PLC	1.4
Novartis AG	1.4
Unilever PLC	1.3
Roche Holding AG	1.3
Total	15.4%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2010.

ADR American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2010

Common stocks

Aerospace & defense	0.05%
Air freight & logistics	0.03
Airlines	0.09
Auto components	1.66
Automobiles	1.23
Beverages	2.47
Building products	0.73
Capital markets	1.89
Chemicals	2.46
Commercial banks	10.16
Commercial services & supplies	0.09
Communications equipment	0.21
Computers & peripherals	0.61
Construction & engineering	1.11
Construction materials	0.06
Consumer finance	0.07
Containers & packaging	0.70
Distributors	0.54
Diversified consumer services	0.07
Diversified financial services	1.51
Diversified telecommunication services	7.21
Electrical equipment	1.23
Electric utilities	1.82
Electronic equipment, instruments & components	0.77
Energy equipment & services	1.46
Food & staples retailing	3.70
Food products	2.62
Gas utilities	0.30
Health care equipment & supplies	0.38
Health care providers & services	0.09
Hotels, restaurants & leisure	3.48
Household durables	2.22
Household products	0.09
Independent power producers & energy traders	0.07
Industrial conglomerates	3.10
Insurance	4.66
Internet & catalog retail	0.04
IT services	0.10
Machinery	0.31
Marine	0.94
Media	2.54
Metals & mining	3.61
Multiline retail	0.07
Multi-utilities	1.42
Office electronics	1.96
Oil, gas & consumable fuels	6.46

Common stocks—(concluded)

Paper & forest products	0.23%
Personal products	1.31
Pharmaceuticals	9.91
Professional services	0.44
Real estate investment trusts (REITs)	0.12
Real estate management & development	0.92
Road & rail	0.34
Semiconductors & semiconductor equipment	2.13
Software	0.06
Specialty retail	0.81
Textiles, apparel & luxury goods	0.79
Tobacco	1.59
Trading companies & distributors	0.18
Transportation infrastructure	0.11
Water utilities	0.08
Wireless telecommunication services	2.79
Total common stocks	98.20

Preferred stock

Household products	0.12
Repurchase agreement	1.38
Investment of cash collateral from securities loaned	4.69
Liabilities in excess of other assets	(4.39)
Net assets	100.00%

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—98.20%
Australia—8.22%
Amcor Ltd.	927,765	$5,506,128
Australia & New Zealand Banking Group Ltd.	68,669	1,431,978
BHP Billiton Ltd.	70,169	2,546,893
BlueScope Steel Ltd.*	94,252	202,089
Commonwealth Bank of Australia	19,924	947,407
Foster's Group Ltd.	1,224,606	6,381,509
Incitec Pivot Ltd.	1,744,759	5,130,070
Intoll Group*	360,861	479,912
Leighton Holdings Ltd.[1]	176,002	4,695,663
Macquarie Group Ltd.	19,706	663,202
National Australia Bank Ltd.	27,415	623,283
Newcrest Mining Ltd.[1]	219,171	6,485,869
QBE Insurance Group Ltd.	418,799	6,327,419
Rio Tinto Ltd.	17,445	1,114,402
Santos Ltd.	40,305	484,970
Telstra Corp. Ltd.	2,946,427	8,583,335
Wesfarmers Ltd.	230,639	6,487,210
Westfield Group	61,013	673,973
Westpac Banking Corp.	265,875	5,770,484
Woodside Petroleum Ltd.	15,695	590,689
Total Australia common stocks		65,126,485
Austria—0.06%
bwin Interactive Entertainment AG	8,108	450,955
Belgium—0.34%
Ageas	407,261	1,121,416
Ageas STRIP VVPR2,*	151,262	197
Anheuser-Busch InBev N.V.	6,808	360,508
KBC GROEP N.V.*	15,025	663,757
Nyrstar[1]	44,850	520,172
Total Belgium common stocks		2,666,050
Bermuda—1.03%
Esprit Holdings Ltd.	76,718	481,494
GOME Electrical Appliances Holdings Ltd.*	10,059,000	3,483,580
Jardine Matheson Holdings Ltd.	99,600	3,944,160
Li & Fung Ltd.	60,000	274,992
Total Bermuda common stocks		8,184,226
Cayman Islands—1.02%
Ctrip.com International Ltd., ADR*	136,600	5,499,516
Mindray Medical International Ltd., ADR[1]	83,600	2,586,584
Total Cayman Islands common stocks		8,086,100
China—0.75%
Bank of China Ltd., Class H	11,310,000	5,969,874

Security description	Number of shares	Value
Common stocks—(continued)
Denmark—0.32%
AP Moller - Maersk A/S, Class B	63	$531,276
Carlsberg A/S, Class B	8,326	738,238
Novo-Nordisk A/S, Class B	14,935	1,277,482
Total Denmark common stocks		2,546,996
Finland—0.34%
Nokia Oyj	62,388	576,830
Stora Enso Oyj, R Shares	77,829	630,343
UPM-Kymmene Oyj	67,003	972,689
YIT Oyj	25,163	551,548
Total Finland common stocks		2,731,410
France—9.19%
Arkema SA	8,782	382,811
Atos Origin SA*	14,901	639,831
AXA SA	30,429	560,900
BNP Paribas	22,636	1,554,846
Carrefour SA	201,565	9,278,802
Casino Guichard-Perrachon SA	8,580	747,228
Cie de Saint-Gobain	116,284	4,949,909
France Telecom SA	417,352	8,740,031
GDF Suez	18,184	604,024
GDF Suez, STRIP VVPR2,*	23,226	30
L'Oreal SA	4,129	433,255
Lafarge SA1	8,970	488,611
PagesJaunes Groupe[1]	50,258	556,304
PPR	4,286	573,331
Rhodia SA	36,137	745,937
Sanofi-Aventis SA	277,362	16,109,580
Schneider Electric SA	4,130	476,308
Societe Generale	87,148	5,023,635
Technip SA	88,952	5,923,402
Total SA	233,498	11,778,798
Vinci SA	67,191	3,252,854
Total France common stocks		72,820,427
Germany—5.83%
Adidas AG	115,042	6,230,553
Aixtron AG1	144,884	4,332,146
Allianz SE	10,357	1,202,559
BASF SE	14,818	865,285
Bayer AG	16,609	954,826
Continental AG*	3,349	213,630
Daimler AG*	15,578	839,932
Deutsche Bank AG	18,243	1,274,253
Deutsche Post AG	13,918	241,679
Deutsche Telekom AG	568,301	7,635,399
E.ON AG	31,843	950,056
Hamburger Hafen und Logistik AG (HHLA)[1]	10,871	397,089
Infineon Technologies AG*	41,062	277,128
MTU Aero Engines Holding AG	6,577	381,916
RWE AG	130,659	9,226,842

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
Germany—(concluded)
Siemens AG	103,896	$10,125,978
Volkswagen AG1	10,872	1,030,286
Total Germany common stocks		46,179,557
Hong Kong—2.40%
BOC Hong Kong (Holdings) Ltd.	212,500	545,510
CNOOC Ltd., ADR[1]	32,600	5,490,492
Hang Lung Properties Ltd.	137,000	571,458
Hang Seng Bank Ltd.	30,300	419,734
Hong Kong Electric Holdings	613,500	3,716,147
Hutchison Whampoa Ltd.	124,000	818,951
Link REIT	109,500	284,763
SJM Holdings Ltd.	7,174,000	6,326,605
Sun Hung Kai Properties Ltd.	59,000	866,675
Total Hong Kong common stocks		19,040,335
Ireland—0.03%
Paddy Power PLC	5,963	217,579
Israel—0.72%
Teva Pharmaceutical Industries Ltd., ADR	116,800	5,705,680
Italy—1.19%
Intesa Sanpaolo	164,362	427,306
Intesa Sanpaolo SpA EURO 52	1,349,372	4,466,425
Snam Rete Gas SpA	317,011	1,488,240
UniCredito Italiano SpA	1,093,442	3,063,577
Total Italy common stocks		9,445,548
Japan—21.09%
Aisin Seiki Co. Ltd.	16,800	469,611
Amada Co. Ltd.	69,000	451,241
Asahi Kasei Corp.	83,000	434,238
Astellas Pharma, Inc.	244,000	8,277,840
Benesse Corp.	13,300	588,836
Bridgestone Corp.	397,000	7,108,733
Canon, Inc.	228,200	9,944,707
Chugai Pharmaceutical Co. Ltd.	28,300	495,279
COMSYS Holdings Corp.[1]	33,800	324,327
Dai-ichi Life Insurance Co. Ltd.	3,365	4,775,149
Daikin Industries Ltd.	6,095	226,107
DIC Corp.	192,000	317,796
East Japan Railway Co.	14,300	921,940
Electric Power Development Co. Ltd.[1]	17,700	548,650
Elpida Memory, Inc.1,*	33,000	496,556
FUJIFILM Holdings Corp.	18,700	584,409
Fukuoka Financial Group, Inc.	81,000	337,520
Honda Motor Co. Ltd.	12,200	382,543
Japan Tobacco, Inc.	337	1,084,391
JFE Holdings, Inc.	22,300	690,462
JS Group Corp.	19,800	399,461
JX Holdings, Inc.*	112,100	607,243
Kao Corp.	383,100	9,063,677

Security description	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Kawasaki Kisen Kaisha Ltd.*	200,000	$854,216
KDDI Corp.	1,136	5,529,116
Kirin Holdings Co. Ltd.	509,000	6,798,843
Kyushu Electric Power Co., Inc.	27,900	631,339
Minebea Co. Ltd.	142,000	784,004
Mitsubishi Electric Corp.	157,000	1,368,378
Mitsubishi UFJ Financial Group, Inc. (MUFG)	282,900	1,404,758
Mitsui & Co. Ltd.	13,700	175,700
Mitsui Fudosan Co. Ltd.	302,000	4,474,333
NGK Spark Plug Co. Ltd.	34,000	439,586
Nintendo Co. Ltd.	1,800	503,362
Nippon Electric Glass Co. Ltd.	43,000	547,983
Nippon Telegraph & Telephone Corp. (NTT)	23,300	968,193
Nippon Yusen Kabushiki Kaisha	1,426,000	6,041,044
Nissan Motor Co. Ltd.*	130,900	1,006,049
Nitori Co. Ltd.	7,050	607,934
Nitto Denko Corp.	101,300	3,510,530
Nomura Holdings, Inc.	696,200	3,876,060
NTT DoCoMo, Inc.	3,599	5,727,907
Olympus Corp.	15,800	423,552
ORIX Corp.	6,970	548,597
Panasonic Corp.	455,600	6,022,284
Ricoh Co. Ltd.	403,000	5,583,552
Sekisui House Ltd.	692,000	6,143,457
Seven & I Holdings Co. Ltd.	369,900	8,858,419
Shin-Etsu Chemical Co. Ltd.	122,800	6,119,035
Shiseido Co. Ltd.	37,600	841,697
Softbank Corp.	35,900	1,074,154
Sony Corp.	11,900	372,585
Sony Financial Holdings, Inc.[1]	132	478,986
Sumco Corp.*	26,100	495,445
Sumitomo Corp.	70,400	748,043
Sumitomo Heavy Industries Ltd.	52,000	304,555
Sumitomo Mitsui Financial Group, Inc.	46,232	1,431,991
Sumitomo Realty & Development Co. Ltd.	25,000	450,258
Sundrug Co. Ltd.[1]	17,900	463,479
Suzuken Co. Ltd.	20,300	710,776
Takeda Pharmaceutical Co. Ltd.	215,800	9,903,895
TDK Corp.	11,500	693,501
The Bank of Yokohama Ltd.	1,019,000	4,706,071
Tokio Marine Holdings, Inc.	221,200	6,057,749
Tokyo Electric Power Co., Inc.	8,200	225,228
Tokyo Gas Co. Ltd.	193,000	877,933
TOTO Ltd.	35,000	238,613
Toyota Motor Corp.	184,307	6,506,584
Ube Industries Ltd.	355,000	887,551
West Japan Railway Co.	484	1,792,696
Yamazaki Baking Co. Ltd.	21,000	266,161
Total Japan common stocks		167,006,898

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
Jersey—1.33%
Beazley PLC	238,788	$449,633
Experian PLC	354,755	3,493,064
Petrofac Ltd.	278,285	5,458,384
Shire Ltd.	51,242	1,169,912
Total Jersey common stocks		10,570,993
Luxembourg—0.89%
ArcelorMittal	28,404	865,774
SES SA	251,070	6,201,735
Total Luxembourg common stocks		7,067,509
Netherlands—6.76%
ASML Holding N.V.	203,192	6,479,406
Gemalto N.V.[1]	117,898	4,839,624
Heineken N.V.	116,500	5,272,606
ING Groep N.V.*	1,245,848	11,981,634
Koninklijke Ahold N.V.	86,992	1,116,632
Koninklijke DSM N.V.	8,122	385,423
Koninklijke Philips Electronics N.V.	287,901	8,970,515
Koninklijke (Royal) KPN N.V.[1]	74,722	1,039,955
Reed Elsevier N.V.	464,706	6,013,428
Unilever N.V.	252,211	7,419,701
Total Netherlands common stocks		53,518,924
New Zealand—0.23%
Telecom Corp. of New Zealand Ltd.	1,265,864	1,827,962
Norway—1.11%
DnB NOR ASA	619,260	7,690,487
Orkla ASA[1]	42,561	353,072
Sevan Marine ASA1,*	217,644	221,210
Statoil ASA	25,582	517,076
Total Norway common stocks		8,781,845
Singapore—2.53%
CapitaLand Ltd.	151,000	439,741
City Developments Ltd.	58,000	516,105
DBS Group Holdings Ltd.	600,000	6,353,876
Singapore Airlines Ltd.	62,740	720,693
Singapore Telecommunications Ltd.	2,714,120	6,227,426
United Overseas Bank Ltd.	395,060	5,769,887
Total Singapore common stocks		20,027,728
South Africa—1.16%
Gold Fields Ltd., ADR[1]	458,500	6,203,505
Sasol Ltd.	74,531	2,952,532
Total South Africa common stocks		9,156,037
South Korea—0.57%
KT Corp., ADR[1]	237,600	4,478,760

Security description	Number of shares	Value
Common stocks—(continued)
Spain—3.87%
Banco Bilbao Vizcaya Argentaria SA	80,687	$1,086,697
Banco Santander SA1	552,674	7,179,848
Iberdrola SA	1,259,622	8,888,599
Industria de Diseno Textil SA (Inditex)	9,636	637,276
Prosegur, Compania de Seguridad SA	7,408	364,236
Telefonica SA	551,261	12,514,112
Total Spain common stocks		30,670,768
Sweden—0.50%
Electrolux AB, Series B	25,305	564,308
Intrum Justitia AB	31,872	366,413
Nordea Bank AB	55,052	550,547
Svenska Cellulosa AB (SCA), B Shares	15,849	228,746
Tele2 AB, B Shares	62,306	1,104,647
Telefonaktiebolaget LM Ericsson, B Shares[1]	101,832	1,124,156
Total Sweden common stocks		3,938,817
Switzerland—6.19%
ABB Ltd.*	390,716	7,884,084
Clariant AG*	52,148	690,835
Credit Suisse Group	182,593	8,315,457
Nestle SA	53,552	2,647,526
Novartis AG	221,692	10,757,925
Roche Holding AG	79,238	10,306,949
Zurich Financial Services AG	35,930	8,388,381
Total Switzerland common stocks		48,991,157
Taiwan—1.51%
Chunghwa Telecom Co. Ltd., ADR	148,899	3,149,214
HON HAI Precision Industry Co. Ltd.*	994,000	4,001,623
Taiwan Semiconductor Manufacturing Co. Ltd.	707,000	1,376,778
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	341,290	3,447,029
Total Taiwan common stocks		11,974,644
United Kingdom—19.02%
Afren PLC*	248,733	356,929
Amlin PLC	654,707	4,364,111
Anglo American PLC*	23,487	930,395
AstraZeneca PLC	20,883	1,061,045
Aviva PLC	439,056	2,462,287
Barclays PLC	1,494,838	7,806,237
BG Group PLC	375,104	6,012,489
BP PLC	1,416,639	9,023,936
British American Tobacco PLC	322,091	11,088,670
BT Group PLC	363,720	811,579

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Cairn Energy PLC*	61,478	$450,313
Compass Group PLC	1,683,428	14,000,214
Cookson Group PLC*	46,056	320,873
Domino's Pizza UK & IRL PLC	99,527	639,059
GKN PLC*	2,318,137	4,914,267
GlaxoSmithKline PLC	713,524	12,439,041
Home Retail Group PLC	77,472	290,541
HSBC Holdings PLC[3]	34,266	351,814
HSBC Holdings PLC[4]	186,874	1,894,286
IMI PLC	79,518	890,274
Imperial Tobacco Group PLC	13,600	384,981
Inchcape PLC*	857,149	4,017,499
Intercontinental Hotels Group PLC	25,597	443,026
Kesa Electricals PLC	149,893	294,946
Kingfisher PLC	259,218	875,736
Lloyds Banking Group PLC*	1,297,384	1,409,988
Logica PLC	104,184	177,213
Man Group PLC	251,248	856,696
National Grid PLC	174,908	1,398,357
Northumbrian Water Group PLC	66,278	345,488
Pearson PLC	471,592	7,322,283
Pennon Group PLC	33,682	311,827
Persimmon PLC*	813,626	4,508,030
Petropavlovsk PLC	21,614	342,547
Premier Farnell PLC	62,490	234,648
Prudential PLC	85,452	743,512
Reckitt Benckiser Group PLC	14,243	698,419
Rio Tinto PLC	25,813	1,338,470
Royal Dutch Shell PLC, A Shares[4]	82,475	2,270,596
Royal Dutch Shell PLC, A Shares[5]	365,657	10,068,575
Royal Dutch Shell PLC, B Shares[4]	20,349	536,275
SIG PLC*	126,823	201,392
Standard Chartered PLC	54,307	1,569,675
Tesco PLC	378,835	2,322,214
Unilever PLC	367,602	10,446,254
Vodafone Group PLC	4,175,433	9,745,918
Wolseley PLC*	14,299	322,648
Xstrata PLC	459,533	7,322,526
Total United Kingdom common stocks		150,618,099
Total common stocks (cost—$800,185,472)		777,801,363

Security description	Number of shares	Value
Preferred stock—0.12%
Germany—0.12%
Henkel AG & Co. KGaA Vorzug (cost—$978,687)	19,031	$944,518
	Face amount
Repurchase agreement—1.38%
Repurchase agreement dated 07/30/10 with State Street Bank & Trust Co., 0.010% due 08/02/10, collateralized by $10,805,737 US Treasury Notes, 2.125% to 3.125% due 04/30/15 to 04/30/17; (value—$11,150,743); proceeds: $10,932,009 (cost—$10,932,000)	$10,932,000	10,932,000
	Number of shares
Investment of cash collateral from securities loaned—4.69%
Money market fund—4.69%
UBS Private Money Market Fund LLC[6] (cost—$37,141,889)	37,141,889	37,141,889
Total investments (cost—$849,238,048)— 104.39%		826,819,770
Liabilities in excess of other assets—(4.39)%		(34,762,520)
Net assets—100.00%		$792,057,250

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2010

Aggregate cost for federal income tax purposes was $860,111,186; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$45,111,204
Gross unrealized depreciation	(78,402,620)
Net unrealized depreciation	$(33,291,416)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2010.

2  Illiquid securities representing 0.00% of net assets as of July 31, 2010.

3  Security is traded on the Hong Kong Exchange.

4  Security is traded on the London Exchange.

5  Security is traded on the Netherlands Exchange.

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2010.

Security description	Value at 07/31/09	Purchases during the year ended 07/31/10	Sales during the year ended 07/31/10	Value at 07/31/10	Net income earned from affiliate for the year ended 07/31/10
UBS Private Money Market Fund LLC	$113,067,670	$576,999,231	$652,925,012	$37,141,889	$591,491

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

STRIP  Separate Trading of Registered Interest and Principal of Securities

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation
43	EUR	DJ Euro Stoxx 50 Index Futures	September 2010	$1,495,295	$1,537,759	$42,464
8	GBP	FTSE 100 Index Futures	September 2010	643,354	657,135	13,781
				$2,138,649	$2,194,894	$56,245

Currency type abbreviations:

EUR   Euro

GBP   Great Britain Pound

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Barclays Bank PLC	USD	799,022	EUR	635,276	10/13/10	$28,740
Barclays Bank PLC	USD	1,207,295	GBP	794,740	10/13/10	39,369
Barclays Bank PLC	USD	2,215,589	SEK	16,957,053	10/13/10	131,656
BNP Paribas SA	GBP	1,828,248	USD	2,762,482	10/13/10	(105,386)
Citibank N.A.	SEK	7,885,058	USD	1,022,830	10/13/10	(68,643)
Credit Suisse London Branch	USD	1,600,125	CHF	1,691,652	10/13/10	24,984
Toronto Dominion Bank	HKD	3,165,834	USD	406,642	10/13/10	(1,142)
Toronto Dominion Bank	JPY	189,611,273	USD	2,177,338	10/13/10	(18,746)
Toronto Dominion Bank	USD	1,037,719	AUD	1,240,000	10/13/10	74,917
						$105,749

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2010

Currency type abbreviations:

AUD   Australian Dollar

CHF   Swiss Franc

EUR   Euro

GBP   Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK   Swedish Krona

USD   United States Dollar

The following is a summary of the fair valuations according to the inputs used as of July 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$777,801,363	$—	$—	$777,801,363
Preferred stock	944,518	—	—	944,518
Repurchase agreement	—	10,932,000	—	10,932,000
Investment of cash collateral from securities loaned	—	37,141,889	—	37,141,889
Futures contracts	56,245	—	—	56,245
Forward foreign currency contracts	—	105,749	—	105,749
Total	$778,802,126	$48,179,638	$—	$826,981,764

At July 31, 2010, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the year ended July 31, 2010:

Rights
Beginning balance	$0
Net purchases/(sales)	(0)
Accrued discounts/(premiums)	—
Total realized gain/(loss)	0
Net change in unrealized appreciation/depreciation	—
Net transfers in/(out) of Level 3	—
Ending balance	$—

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Performance

For the 12 months ended July 31, 2010, the Portfolio's Class P shares returned 16.85%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 14.53%, after the deduction of the maximum UBS PACE Select program fee, for the same 12-month period.) In comparison, the MSCI Emerging Markets Index (the "benchmark") returned 20.24%, and the Lipper Emerging Markets Funds category posted a median return of 19.66%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 163. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' Comments

Gartmore

Our portion of the Portfolio underperformed the benchmark during the reporting period. Among our key detractors were overweight positions in Sino-Ocean, Bumi and Grasim. Hong Kong property stocks came under pressure during the third quarter of 2009. Despite reporting a 7% rise in annual underlying net profits due to higher sales, Hong Kong property developer Sino-Ocean Land underperformed during the period, as some investors became concerned that the government would act to stem credit growth. Indonesia's Bumi, the world's second-largest thermal coal exporter, performed very strongly prior to the review period, and earnings growth was well ahead of consensus expectations. However, by the fourth quarter of 2009, concerns that Bumi might need additional debt funding as it acquired new coal assets weighed on its stock. During the second quarter of 2010, Indian materials company Grasim struggled after the Bombay Stock Exchange announced that the company will be eliminated from its main indices. During the period under review, we eliminated our holdings in Sino-Ocean, Bumi and Grasim given the issues described above.

Among our key contributors were overweight positions in Pruksa Real Estate, Baidu, Banpu and Shoprite. Thai house builder Pruksa reported record presales in the third quarter of 2009, the vast majority of which came from low-rise housing projects. Thai banks loosened their mortgage lending requirements and demand in the property market began to recover. In the first quarter of

UBS PACE Select Advisors Trust – UBS PACE International Emerging Markets Equity Investments

Investment Sub-Advisors:

Gartmore Global Partners ("Gartmore") and Mondrian Investment Partners Limited ("Mondrian")

Portfolio Managers:

Gartmore: Christopher Palmer;

Mondrian: Robert Akester, Ginny Chong, and Gregory Halton

Objective:

Capital appreciation

Investment process:

Gartmore seeks to identify companies where it believes the market has underestimated the prospects for earnings potential. Gartmore employs a stringent analysis of strategic factors, industry dynamics and the assessment of individual company franchises. It focuses on bottom-up stock picking within a risk-controlled environment.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

2010, Chinese technology company Baidu continued to perform strongly following Google's exit from China. The company controls over 64% of China's Internet search market, and is believed to be on target to grow this share to 79% next year. Banpu, a Thailand-based coal mine operator and power generator, was exceptionally well-placed to benefit from rising commodity prices, with higher demand from China boosting coal prices. In the third quarter of 2009, Banpu reported quarterly profits that exceeded forecasts, and the company offered considerable scope for a future positive earnings surprise. In the second quarter of 2010, South African retailer Shoprite rose after speculation that Wal-Mart may try to buy the company should it decide to expand into Africa.

Our portion of the Portfolio remains positioned for a shallow, yet broad-based global economic recovery. Overweight positions in the information technology and materials sectors have been maintained. Conversely, we maintain underweight positions in defensive market areas with lesser growth prospects, such as utilities, telecommunications and health care. We are seeking to emphasize stocks whose valuations remain attractive, relative to their industry, and are also looking for holdings poised to deliver strong growth in an economic recovery.

Mondrian

Our portion of the Portfolio underperformed the benchmark during the reporting period. Stock selection provided the greatest source of positive relative performance, with particularly strong results in Latin America and Asia. Market positioning also helped returns, although the effects of currency movements detracted from performance.

At the sector level, an overweight exposure to telecommunication services and stock selection within information technology negatively impacted relative returns. This was offset by good stock selection within the energy and financials sectors.

In Asia, stock selection was the primary factor driving returns, particularly in China, whereas our holdings in Korea and India detracted from results. At the stock level, Chinese company China Yurun Food Group and Hengan International produced significant gains, as increasing consumption of products ranging from pork to diapers drove robust profit growth for both companies. Returns in our portion of the Portfolio representing Korea and India were negatively impacted by the disappointing performance of Korea Tobacco and Ginseng ("KT&G") and Bharti Airtel. KT&G's defensive nature was out of favor in a rising market, while Bharti continued to suffer from increased competition in its core Indian telecommunication business. We eliminated Bharti from our portion of the Portfolio in June 2010 as its fundamentals had weakened.

In Latin America, our portion of the Portfolio benefited from overweights to Chile and Colombia, along with good stock selection in several markets. Our portion of the Portfolio also produced solid returns in the financials sector, where holdings in Bancolombia, Itausa (Brazil), Banco Santander Chile and Banco

Investment process (concluded)

purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – concluded

Compartamos (Mexico) performed well. We believe the robust earnings growth of these companies demonstrates the resilience of their core lending business.

Our portion of the Portfolio was negatively impacted by an overweight to the weak European market, its exposure to the currency of the Czech Republic, and the poor performance of KazMunaiGas, a Kazakhstan company. However, we benefited from an overweight position to the strong-performing Turkish market.

In Africa and the Middle East, our portion of the Portfolio experienced mixed results from its telecommunication services holdings. In Egypt, Orascom Telecom was negatively impacted by an ongoing tax dispute with the Algerian government, while Mobinil declined in value as hopes of a takeover faded. However, the Israeli telecommunication operator Bezeq continued to perform well as its restructuring plan began to yield results. Bezeq was sold during the period under review to capture profits.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of UBS PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Index over the 10 years ended July 31, 2010. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that UBS PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/10		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	16.81%	10.23%	N/A	10.01%
maximum sales charge	Class B3	15.84%	9.31%	N/A	10.28%[7]
or UBS PACE Select	Class C4	15.96%	9.40%	N/A	9.96%
program fee	Class Y5	17.15%	10.67%	N/A	10.38%
	Class P6	16.85%	10.27%	7.60%	5.17%
After deducting	Class A2	10.34%	8.99%	N/A	9.37%
maximum sales charge	Class B3	10.84%	9.09%	N/A	10.28%[7]
or UBS PACE Select	Class C4	14.96%	9.40%	N/A	9.96%
program fee	Class P6	14.53%	8.08%	5.47%	3.09%
MSCI Emerging Markets Index[8]		20.24%	13.35%	11.82%	7.76%
Lipper Emerging Markets Funds median		19.66%	11.08%	11.01%	7.44%

Average annual total returns for periods ended June 30, 2010, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 11.15%; 5-year period, 8.18%; since inception, 8.33%; Class B—1-year period, 11.59%; 5-year period, 8.27%; since inception, 9.23%; Class C—1-year period, 15.70%; 5-year period, 8.59%; since inception, 8.93%; Class Y—1-year period, 17.82%; 5-year period, 9.84%; since inception, 9.31%; Class P—1-year period, 15.19%; 5-year period, 7.27%; 10-year period, 3.81%; since inception, 2.43%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.93% and 1.93%; Class B—2.72% and 2.72%; Class C—2.67% and 2.67%; Class Y—1.47% and 1.47%; and Class P—1.97% and 1.97%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total return presented for the Class C shares shown above.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual UBS PACE Select program fee was 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/10
Net assets (mm)	$277.3
Number of holdings	157
Portfolio composition[1]	07/31/10
Common stocks, preferred stocks and warrants	77.5%
ADRs, GDRs and NVDRs	21.7
Cash equivalents and other assets less liabilities	0.8
Total	100.0%
Regional allocation (equity investments)[1]	07/31/10
Asia	52.3%
The Americas	23.8
Europe and European territories	9.3
Africa	7.8
Russia	6.0
Total	99.2%
Top five countries (equity investments)[1]	07/31/10
Brazil	15.5%
Taiwan	10.0
South Korea	8.0
China	8.0
Hong Kong	7.0
Total	48.5%
Top five sectors[1]	07/31/10
Financials	26.2%
Information technology	13.6
Energy	11.6
Consumer staples	10.0
Materials	9.7
Total	71.1%
Top ten equity holdings[1]	07/31/10
Itau Unibanco Holdings SA, ADR	2.4%
China Construction Bank Corp.	2.4
China Mobile Ltd.	2.1
Taiwan Semiconductor Manufacturing Co. Ltd.	1.9
Samsung Electronics Co. Ltd.	1.8
Turkiye Garanti Bankasi A.S.	1.6
PT Perusahaan Gas Negara	1.5
Companhia de Concessoes Rodoviarias (CCR)	1.5
Vale SA	1.5
Bancolombia SA, ADR	1.5
Total	18.2%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR Non Voting Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2010

Common stocks

Airlines	0.23%
Automobiles	1.41
Chemicals	1.97
Commercial banks	16.63
Communications equipment	0.67
Computers & peripherals	2.32
Construction & engineering	0.12
Construction materials	0.90
Consumer finance	0.62
Distributors	0.51
Diversified financial services	2.25
Diversified telecommunication services	1.43
Electric utilities	3.68
Electronic equipment, instruments & components	1.02
Food & staples retailing	3.53
Food products	2.58
Gas utilities	2.13
Hotels, restaurants & leisure	0.50
Household products	0.39
Independent power producers & energy traders	1.31
Industrial conglomerates	0.54
Insurance	0.97
Internet software & services	0.70
IT services	2.83
Machinery	1.58
Marine	0.82
Media	0.32
Metals & mining	4.06
Oil, gas & consumable fuels	11.56
Personal products	0.50
Pharmaceuticals	0.63
Real estate investment trusts (REITs)	0.38
Real estate management & development	1.77
Semiconductors & semiconductor equipment	5.63
Specialty retail	0.52
Tobacco	1.27
Transportation infrastructure	4.23
Water utilities	0.16
Wireless telecommunication services	7.48
Total common stocks	90.15

Preferred stocks
Automobiles	0.24%
Beverages	1.18
Commercial banks	3.55
Food & staples retailing	0.58
Independent power producers & energy traders	0.23
Metals & mining	2.75
Semiconductors & semiconductor equipment	0.48
Total preferred stocks	9.01
Warrants	0.00
Repurchase agreement	0.95
Investment of cash collateral from securities loaned	2.64
Liabilities in excess of other assets	(2.75)
Net assets	100.00%

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—90.15%
Bermuda—2.10%
China Gas Holdings Ltd.	1,372,000	$695,936
China Yurun Food Group Ltd.	579,000	1,900,804
Credicorp Ltd.	17,011	1,662,315
Kunlun Energy Co. Ltd.	1,207,500	1,573,209
Total Bermuda common stocks		5,832,264
Brazil—7.21%
AES Tiete SA	41,600	444,194
Brasil Foods SA	119,052	1,672,603
Cielo SA	309,740	2,782,518
Companhia de Concessoes Rodoviarias (CCR)	182,790	4,163,388
Companhia Siderurgica Nacional SA (CSN), ADR	83,295	1,398,523
CPFL Energia SA	121,900	2,813,930
CPFL Energia SA, ADR[1]	3,500	244,545
OGX Petroleo e Gas Participacoes SA*	82,200	868,830
Petroleo Brasileiro SA—Petrobras, ADR	73,514	2,675,910
Redecard SA	165,100	2,493,209
Santos Brasil Participacoes SA	44,900	428,117
Total Brazil common stocks		19,985,767
Cayman Islands—3.41%
Agile Property Holdings Ltd.	924,000	1,203,847
Baidu, Inc., ADR*	23,800	1,937,558
Hengan International Group Co. Ltd.	162,000	1,395,275
Kingboard Chemical Holdings Ltd.	323,000	1,494,927
Want Want China Holdings Ltd.	1,305,000	1,021,487
Wynn Macau Ltd.*	819,000	1,393,908
Xinao Gas Holdings Ltd.	430,000	1,017,496
Total Cayman Islands common stocks		9,464,498
Chile—1.89%
Banco Santander Chile SA, ADR	19,300	1,602,093
Enersis SA, ADR	153,000	3,173,220
Inversiones Aguas Metropolitanas SA (IAM), ADR[2]	17,100	452,199
Total Chile common stocks		5,227,512
China—7.99%
China Bluechemical Ltd., Class H	1,274,000	816,803
China Construction Bank Corp.	7,736,900	6,564,039
China Merchants Bank Co. Ltd., Class H	686,445	1,833,760
China Pacific Insurance (Group) Co. Ltd., Class H	326,200	1,301,860
China Shenhua Energy Co. Ltd., Class H	215,500	829,540

Security description	Number of shares	Value
Common stocks—(continued)
China—(concluded)
China Shipping Development Co. Ltd., Class H	1,548,000	$2,275,914
Industrial & Commercial Bank of China Ltd., Class H	5,116,930	3,906,456
Jiangsu Expressway Co. Ltd., Class H	1,632,000	1,588,403
Lianhua Supermarket Holdings Co. Ltd., Class H	365,000	1,574,187
Weichai Power Co. Ltd., Class H	178,800	1,477,819
Total China common stocks		22,168,781
Colombia—1.49%
Bancolombia SA, ADR	70,687	4,144,379
Czech Republic—1.51%
CEZ A.S.	45,635	2,086,461
Komercni Banka A.S.	5,268	1,022,829
Telefonica O2 Czech Republic A.S.	47,139	1,077,488
Total Czech Republic common stocks		4,186,778
Egypt—1.23%
Commercial International Bank Egypt S.A.E. (CIB)	197,210	1,346,327
Egyptian Co. for Mobile Services (MobiNil)	17,292	490,461
Orascom Telecom Holding S.A.E., GDR	334,926	1,567,454
Total Egypt common stocks		3,404,242
Hong Kong—6.97%
Beijing Enterprises Holdings Ltd.	227,000	1,500,669
China Agri-Industries Holdings Ltd.	1,093,000	1,236,881
China Merchants Holdings International Co. Ltd.	1,044,000	3,951,542
China Mobile Ltd.	563,500	5,698,478
China Power International Development Ltd.	1,367,000	300,942
China Resources Power Holdings Co. Ltd.	750,000	1,637,592
CNOOC Ltd.	2,345,900	3,950,354
Link REIT	400,000	1,040,232
Total Hong Kong common stocks		19,316,690
India—5.72%
Ashok Leyland Ltd.	1,002,200	1,532,294
Axis Bank Ltd.	123,893	3,586,770
Cairn India Ltd.*	217,600	1,567,817
Canara Bank Ltd.	179,372	1,851,701
HCL Technologies Ltd.	96,806	818,173
Mphasis Ltd.	136,554	1,738,669
Rural Electrification Corp. Ltd.	341,249	2,230,013
Sesa Goa Ltd.	167,819	1,306,424

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
India—(concluded)
Tata Power Co. Ltd.	43,408	$1,235,638
Total India common stocks		15,867,499
Indonesia—2.80%
Adhi Karya Tbk PT	4,584,000	332,972
PT Bank Mandiri Tbk	2,707,600	1,815,455
PT Perusahaan Gas Negara	9,281,100	4,200,532
PT Semen Gresik (Persero) Tbk	1,380,900	1,427,426
Total Indonesia common stocks		7,776,385
Kazakhstan—0.52%
KazMunaiGas Exploration Production, GDR	74,143	1,450,237
Malaysia—1.66%
Axiata Group Berhad*	1,165,700	1,561,107
CIMB Group Holdings Berhad	589,700	1,371,827
Maxis Berhad	996,800	1,657,677
Total Malaysia common stocks		4,590,611
Mexico—4.93%
America Movil SA de C.V., ADR, Series L	61,871	3,069,420
Banco Compartamos SA de C.V.	286,200	1,704,978
Genomma Lab Internacional SA, Series B*	411,400	1,400,940
Grupo Aeroportuario del Pacifico SA de C.V., ADR	49,500	1,608,255
Grupo Mexico SAB de C.V., Series B	603,211	1,598,014
Grupo Televisa SA, ADR	46,600	885,400
Kimberly-Clark de Mexico SA de C.V., Series A	170,500	1,070,950
Mexichem SA de C.V.	360,300	997,769
Wal-Mart de Mexico SA de C.V., Series V	571,433	1,347,682
Total Mexico common stocks		13,683,408
Morocco—0.18%
Compagnie Generale Immobiliere*	2,470	491,698
Philippines—1.25%
Megaworld Corp.	32,541,800	1,071,629
Philippine Long Distance Telephone Co., ADR	44,500	2,389,650
Total Philippines common stocks		3,461,279
Poland—1.28%
Bank Pekao SA	12,972	691,643
KGHM Polska Miedz SA	23,751	824,409
Polska Grupa Energetyczna SA*	91,202	656,868
Powszechny Zaklad Ubezpieczen SA*	10,741	1,376,693
Total Poland common stocks		3,549,613

Security description	Number of shares	Value
Common stocks—(continued)
Russia—5.97%
Gazprom, ADR	80,946	$1,748,434
LUKOIL, ADR	45,712	2,610,155
Magnit[3,4]	16,126	1,580,407
Magnitogorsk Iron & Steel Works, GDR	106,450	1,135,821
Mining and Metallurgical Co. Norilsk Nickel, ADR *	78,800	1,295,472
Mobile TeleSystems, ADR	29,250	649,350
NovaTek OAO, GDR	23,083	1,731,225
Raspadskaya*	151,575	592,658
Rosneft Oil Co., GDR	201,516	1,346,127
Sberbank	646,274	1,809,567
SOLLERS3,4,*	52,793	783,925
Tatneft, ADR[5]	3,400	105,094
Tatneft, ADR[6]	38,000	1,174,580
Total Russia common stocks		16,562,815
South Africa—6.42%
Adcock Ingram Holdings Ltd.	42,000	355,505
African Bank Investments Ltd.	568,711	2,611,538
Imperial Holdings Ltd.	107,305	1,418,672
Kumba Iron Ore Ltd.	31,403	1,592,695
Mr. Price Group Ltd.	209,600	1,450,629
Pretoria Portland Cement Co. Ltd.	240,809	1,064,541
Sasol Ltd.	86,183	3,414,124
Shoprite Holdings Ltd.	192,083	2,406,550
Standard Bank Group Ltd.	139,078	2,163,785
Tiger Brands Ltd.	52,988	1,314,668
Total South Africa common stocks		17,792,707
South Korea—7.31%
Hyundai Heavy Industries Co. Ltd.	6,062	1,375,777
Hyundai Motor Co.	15,716	1,979,320
KB Financial Group, Inc.	51,260	2,231,380
KB Financial Group, Inc., ADR[1]	30,116	1,288,362
KT&G Corp.	70,026	3,515,875
LG Chem Ltd.	7,804	2,170,206
Melfas, Inc.*	12,341	689,508
Samsung Electronics Co. Ltd.	7,201	4,930,212
Seoul Semiconductor Co. Ltd.[1]	23,453	863,325
Woori Finance Holdings Co. Ltd.	98,830	1,227,987
Total South Korea common stocks		20,271,952
Taiwan—9.99%
Asustek Computer, Inc.	185,777	1,400,132
Chunghwa Telecom Co. Ltd.	257,272	545,158
Chunghwa Telecom Co. Ltd., ADR*	110,493	2,336,927
Compal Electronics, Inc.	1,350,500	1,768,018

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(concluded)
Taiwan—(concluded)
Delta Electronics, Inc.	390,000	$1,344,891
Far EasTone Telecommunications Co. Ltd.	822,530	1,144,845
Fubon Financial Holding Co. Ltd.*	1,130,000	1,385,897
HTC Corp.	100,800	1,849,686
Lite-On Technology Corp.	2,561,613	3,269,617
MediaTek, Inc.	183,652	2,484,533
Powertech Technology, Inc.	434,100	1,327,626
President Chain Store Corp.	627,680	2,056,779
Taiwan Semiconductor Manufacturing Co. Ltd.	2,723,285	5,303,197
TSRC Corp.	1,022,000	1,484,672
Total Taiwan common stocks		27,701,978
Thailand—3.12%
Banpu Public Co. Ltd., NVDR	98,038	1,895,452
Kasikornbank Public Co. Ltd., NVDR	173,900	538,807
Kasikornbank Public Co. Ltd., PLC	311,200	1,002,782
Preuksa Real Estate Public Co. Ltd.[3,4]	2,899,900	2,147,409
PTT Public Co. Ltd.[4]	306,200	2,419,241
Thai Airways International Public Co. Ltd., NVDR	600,000	641,363
Total Thailand common stocks		8,645,054
Turkey—4.20%
BIM Birlesik Magazalar A.S.	26,552	814,776
Tofas Turk Otomobil Fabrikasi A.S.	301,957	1,151,972
Tupras-Turkiye Petrol Rafinerileri A.S.	118,418	2,690,961
Turkcell Iletisim Hizmetleri A.S. (Turkcell)	429,385	2,521,270
Turkiye Garanti Bankasi A.S.	862,172	4,461,877
Total Turkey common stocks		11,640,856
United Kingdom—1.00%
Antofagasta PLC	97,943	1,518,430
Tanjong PLC[4]	199,800	1,246,159
Total United Kingdom common stocks		2,764,589
Total common stocks (cost—$212,443,400)		249,981,592
Preferred stocks—9.01%
Brazil—8.29%
AES Tiete SA	50,500	634,552
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR[1]	24,544	1,596,833
Companhia de Bebidas das Americas (AmBev), ADR[1]	30,074	3,284,682
Itau Unibanco Holdings SA, ADR	302,463	6,772,146

Security description	Number of shares	Value
Preferred stocks—(concluded)
Brazil—(concluded)
Itausa-Investimentos Itau SA	412,098	$3,064,727
Vale SA, ADR	143,300	3,472,159
Vale SA, Class A	171,478	4,160,204
Total Brazil preferred stocks		22,985,303
South Korea—0.72%
Hyundai Motor Co.	14,994	656,501
Samsung Electronics Co. Ltd.	2,840	1,337,092
Total South Korea preferred stocks		1,993,593
Total preferred stocks (cost—$19,781,331)		24,978,896
	Number of warrants
Warrants*—0.00%
Cayman Islands—0.00%
Kingboard Chemical Holdings Ltd., strike price 40 HKD, expires 10/31/12 (cost—$0)	32,800	13,048
	Face amount
Repurchase agreement—0.95%
Repurchase agreement dated 07/30/10 with State Street Bank & Trust Co., 0.010% due 08/02/10, collateralized by $2,589,739 US Treasury Notes, 2.125% to 3.125% due 04/30/15 to 04/30/17, (value—$2,672,425); proceeds: $2,620,002 (cost—$2,620,000)	$2,620,000	2,620,000
	Number of shares
Investment of cash collateral from securities loaned—2.64%
Money market fund—2.64%
UBS Private Money Market Fund LLC[7] (cost—$7,322,675)	7,322,675	7,322,675
Total investments (cost—$242,167,406)— 102.75%		284,916,211
Liabilities in excess of other assets—(2.75)%		(7,631,488)
Net assets—100.00%		$277,284,723

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2010

Aggregate cost for federal income tax purposes was $248,189,724; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$42,904,422
Gross unrealized depreciation	(6,177,935)
Net unrealized appreciation	$36,726,487

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2010.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.16% of net assets as of July 31, 2010, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Illiquid securities representing 1.63% of net assets as of July 31, 2010.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

5  Security is traded on the OTC Market.

6  Security is traded on the Turquoise Exchange.

7  The table below details the Portfolio's transaction activity in an affiliated issuer for the year ended July 31, 2010.

Security description	Value at 07/31/09	Purchases during the year ended 07/31/10	Sales during the year ended 07/31/10	Value at 07/31/10	Net income earned from affiliate for the year ended 07/31/10
UBS Private Money Market Fund LLC	$18,398,485	$109,276,736	$120,352,546	$7,322,675	$41,142

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

HKD  Hong Kong Dollar

NVDR  Non Voting Depositary Receipt

OTC  Over The Counter

REIT  Real Estate Investment Trust

The following is a summary of the fair valuations according to the inputs used as of July 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$243,771,493	$6,210,099	$—	$249,981,592
Preferred stocks	24,978,896	—	—	24,978,896
Warrants	13,048	—	—	13,048
Repurchase agreement	—	2,620,000	—	2,620,000
Investment of cash collateral from securities loaned	—	7,322,675	—	7,322,675
Total	$268,763,437	$16,152,774	$—	$284,916,211

At July 31, 2010, there were no transfers between Level 1 and Level 2.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2010

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the year ended July 31, 2010:

Corporate bond
Beginning balance	$0
Net purchases/(sales)	(0)
Accrued discounts/(premiums)	—
Total realized gain/(loss)	0
Net change in unrealized appreciation/depreciation	—
Net transfers in/(out) of Level 3	—
Ending balance	$—

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Performance

For the 12 months ended July 31, 2010, the Portfolio's Class P shares returned 20.10%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 17.72%, after the deduction of the maximum UBS PACE Select program fee, for the same 12-month period.) In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned 24.60%, while the Lipper Global Real Estate Funds category (which is inclusive of US and international funds) posted a median return of 22.41%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 175. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Goldman Sachs Asset Management, L.P. was replaced by ING Clarion Real Estate Securities and Brookfield Investment Management Inc. effective November 17, 2009.

GSAM

During the period from August 1, 2009 through November 16, 2009, we outperformed the benchmark, primarily due to stock selection. Within our portion of the Portfolio, stock selection in China was the largest contributor to relative results, primarily due to our zero weight in Country Garden Holdings. Its stock significantly underperformed the Chinese property sector, which has been under pressure since the middle of 2009, given fears that the central government would raise interest rates. Additionally, stock selection in Continental Europe was beneficial for relative performance, primarily due to our overweight position in Unibail-Rodamco, which owns prime retail centers across Europe and high-quality office assets in Paris. The third largest contributor to relative returns stemmed from Hong Kong, primarily due to the fact that our portion of the Portfolio held no position in New World Development. It significantly underperformed the Hong Kong property sector during the reporting period.

Conversely, stock selection in Australia was the largest detractor from results, in large part due to our underweight position in Westfield Group. We underweighted Westfield Group because of its exposure to the US retail market, which we believe will be affected by a sustained period of weak discretionary spending.

Additionally, stock selection in Japan was a detractor, primarily because of our overweight position in Mitsui Fudosan, which underperformed the Japanese property sector. The third largest detractor stemmed from

UBS PACE Select Advisors Trust – UBS PACE Global Real Estate Securities Investments

Investment Sub-Advisors:

Goldman Sachs Asset Management, L.P. ("GSAM") until November 16, 2009, ING Clarion Real Estate Securities ("ING CRES") and Brookfield Investment Management Inc. ("Brookfield") commencing November 17, 2009

Portfolio Managers:

GSAM: David Kruth and James Otness

ING CRES: T. Ritson Ferguson, Steven D. Burton and Joseph P. Smith;

Brookfield: Jason Baine, Bernhard Krieg and Brett Ward

Objective:

Total return

Investment process:

GSAM invests primarily in real estate investment trusts (REITs) and other real estate related securities. Under normal market conditions, the Portfolio will maintain exposure to real estate related securities of issues in the US and at least three non-US countries.

GSAM employs a bottom-up investment process focusing on fundamental research seeking to identify undervalued, well-managed businesses with strong growth potential that offer an attractive level of income and capital appreciation.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Sub-Advisors' comments – continued

Singapore, primarily due to our zero weight in CapitaCommercial Trust.

ING CRES

During the period from November 17, 2009 through July 31, 2010, our portion of the Portfolio underperformed the benchmark. While our absolute performance was positive, both asset allocation and stock selection detracted from relative performance.

An underweight to the outperforming US market, an overweight to the underperforming Hong Kong market, and an underweight to the French market later in the period were the primary drivers of the asset allocation shortfall.

In addition, positive stock selection in the Americas was more than offset by weak stock selection elsewhere during the period. For example, in the Asia-Pacific region, an overweight in SunHung Kai, a high-quality diversified property company based in Hong Kong, along with weak results from mainland China residential developers China Resources Land and Shimao Property Holdings, accounted for the majority of underperformance. We sold our positions in China Resources Land and Shimao Property Holdings, as we significantly reduced our exposure to mainland China residential development stocks based on our cautious outlook for future appreciation of home prices in China and the Chinese government's austerity measures. In Europe, positions in French retail companies Klepierre and Unibail-Rodamco hurt performance, as both posted negative returns. We eliminated Klepierre from our portion of the Portfolio as we looked to pare our exposure to Continental Europe, given the region's low growth prospects. The notable bright spot was stock selection in the US, which benefited from the strong performance of our holdings, such as Macerich in the shopping mall sector, Host Hotels and Starwood Hotels in the lodging sector, and UDR, AvalonBay and BRE Properties in the residential sector.

We continue to be positioned with a positive bias to the North American and Asia-Pacific regions. We also maintain a cautious stance toward property companies in Europe, which we expect will continue to lag despite their recent outperformance. In terms of property type, we remain overweight in sectors that we believe may benefit from an economic recovery, including the shorter-lease length hotel and apartment sectors, as well as certain office markets in the Asia-Pacific region. On the other hand, we remain underweight to property types that we think may react more slowly to an economic recovery, including health care facilities and most office markets in North America and Europe. Our outlook remains predicated on the assumption of gradual but steady global economic growth.

The rebound that occurred in the real estate securities market in July provided some indication to us that global property companies appear to continue to be on track to provide positive total returns for the year, anchored by an approximate 4% dividend yield. With economic improvement seemingly taking one step backward for each two steps forward, patience will be required. Real estate fundamentals, which are driven,

Investment process (concluded)

ING CRES uses a multi-step investment process for constructing the investment portfolio. This process combines top-down region and sector allocation with bottom-up individual stock selection. First, ING CRES selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, ING CRES uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers.

Brookfield invests in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose value is significantly affected by the value of such companies' real estate holdings, and related entities and structures. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Sub-Advisors' comments – concluded

in part, by their underlying lease structures will, as always, lag improving economic conditions. We continue to believe that listed property companies may be well-positioned to increase their cash flow per share on a sustained basis in the current economic environment, and that they are trading at reasonable valuations.

Brookfield

During the period from November 17, 2009 through July 31, 2010, our portion of the Portfolio underperformed the benchmark, with an overweight position to Asia detracting from relative returns. Although the medium-term prospects for the region remained strong, the severity of the short-term impacts from government policy changes, particularly in China and Hong Kong, was greater than anticipated. While our exposure in Hong Kong was significantly reduced in response to deteriorating conditions, it was still a negative contributor to results. Additionally, an underweight position in Japan also detracted from relative performance. As investors in the region became more risk averse early in 2010, Japan was perceived as a relatively "safe" option. However, as we believe the longer-term outlook for Japan remains muted, we continue to maintain our underweight position in Japanese real estate companies.

Alternately, exposure to high-quality companies with strong management teams and balance sheets benefited performance over the reporting period. In particular, exposures to US regional malls, urban office developments and hotels helped performance. Although the hotel sector sold off toward the end of the reporting period as investor confidence waned, our exposure to companies with high-quality international portfolios and improving underlying fundamentals, including positive revenue per available room (RevPAR) growth, benefited results. (RevPAR is an important metric relevant to the hotel industry. Often it is utilized as a primary statistic indicating the overall financial performance of a property.)

We became more conservative in our investment approach over the course of the last six months of the review period, in light of uncertainty in the market. As a result, we maintained a focus on companies with strong balance sheets with holdings in more desirable markets and leased portfolios. By the close of the period, we had a general preference for REIT-like companies, primarily real estate investors versus firms that generally derive their revenue from development activities. Given this, we had reduced our exposure to developers, particularly in Asia, to reduce our risk exposure.

In contrast, we had exposure to defensive sectors, including US health care companies, which we believe possess attractive valuations and stable cash flows. We also favored high-quality companies, such as those in the Australian retail sector.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real-estate-related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Illustration of an assumed investment of $10,000 in Class A shares of the Portfolio (unaudited)

The following graph depicts the performance of UBS PACE Global Real Estate Securities Investments Class A shares versus the FTSE EPRA/NAREIT Developed Index and the FTSE NAREIT Equity REIT Index from December 31, 2006, the month-end after the inception date of the Class A shares, through July 31, 2010. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that UBS PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/10		1 year	Since inception[1]
Before deducting	Class A2	19.70%	(12.28)%
maximum sales charge	Class C3	18.74%	(12.98)%
or UBS PACE Select	Class Y4	20.15%	20.36%
program fee	Class P5	20.10%	(13.49)%
After deducting maximum sales charge	Class A2	13.18%	(13.64)%
or UBS PACE Select	Class C3	17.74%	(12.98)%
program fee	Class P5	17.72%	(15.21)%
FTSE EPRA/NAREIT Developed Index[6]		24.60%	(9.26)%
FTSE NAREIT Equity REIT Index[7]		52.57%	(6.80)%
Lipper Global Real Estate Funds median		22.41%	(10.04)%

Average annual total returns for periods ended June 30, 2010, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 13.30%; since inception, (16.17)%; Class C—1-year period, 17.99%; since inception, (15.52)%; Class Y—1-year period, 20.46%; since inception, 14.27%; Class P—1-year period, 17.76%; since inception, (17.81)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—2.06% and 1.45%; Class C—2.96% and 2.20%; Class Y—1.87% and 1.20%; and Class P—2.17% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A & Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual UBS PACE Select program fee was 1.5% of the value of Class P shares.

6  The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts ("REITs") worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The FTSE NAREIT Equity REIT Index is an unmanaged market weighted index of publicly traded US equity real estate investment trusts ("REITs"). Equity REITs include those firms that own, manage and lease investment grade commercial real estate. A company is classified as an Equity REIT if 75% or more of its gross invested book assets is invested in real property. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	07/31/10
Net assets (mm)	$78.1
Number of holdings	123
Portfolio composition[1]	07/31/10
Common stocks	98.5%
Warrants	0.0 [2]
Cash equivalents and other assets less liabilities	1.5
Total	100.0%
Top five countries (equity investments)[1]	07/31/10
United States	41.9%
Hong Kong	12.3
Australia	10.9
Japan	8.7
United Kingdom	5.6
Total	79.4%
Top ten equity holdings[1]	07/31/10
Sun Hung Kai Properties Ltd.	6.8%
Simon Property Group, Inc.	5.1
Westfield Group	4.4
Vornado Realty Trust	3.0
Boston Properties, Inc.	2.8
Mitsubishi Estate Co. Ltd.	2.8
Hongkong Land Holdings Ltd.	2.7
Capitaland Ltd.	2.4
Unibail Rodamco	2.3
Equity Residential	2.3
Total	34.6%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2010.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2010

Common stocks

Apartments	7.90%
Building-residential/commercial	0.53
Diversified	20.11
Diversified operations	2.11
Health care	2.85
Hotels & motels	3.47
Office property	9.05
Paper & related products	0.52
Real estate management/service	4.38
Real estate operations/development	21.30
Regional malls	8.12
Retirement/aged care	0.72
Shopping centers	13.87
Storage	1.72
Storage/warehousing	0.31
Warehouse/industrial	1.57
Total common stocks	98.53
Warrants	0.00 [1]
Repurchase agreement	1.50
Investment of cash collateral from securities loaned	5.64
Liabilities in excess of other assets	(5.67)
Net assets	100.00%

1  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2010.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—98.53%
Australia—10.91%
CFS Retail Property Trust[1]	361,369	$614,629
Charter Hall Group	201,755	109,517
Commonwealth Property Office Fund[1]	218,950	183,228
Dexus Property Group	727,087	536,103
Goodman Group	1,546,245	860,316
GPT Group	172,410	446,101
ING Office Fund	1,091,648	597,506
Macquarie Office Trust	606,401	134,410
Mirvac Group	336,921	403,876
Stockland	341,962	1,172,523
Westfield Group	313,957	3,468,090
Total Australia common stocks		8,526,299
Bermuda—3.42%
Great Eagle Holdings Ltd.	44,000	114,425
Hongkong Land Holdings Ltd.[1]	398,196	2,134,331
Kerry Properties Ltd.	84,500	425,900
Total Bermuda common stocks		2,674,656
Canada—4.49%
Boardwalk Real Estate Investment Trust	16,770	675,009
Brookfield Properties Corp.	47,400	712,896
Calloway Real Estate Investment Trust	22,200	467,300
Canadian Real Estate Investment Trust	3,100	91,608
Cominar Real Estate Investment Trust[2]	4,700	89,835
Cominar Real Estate Investment Trust[3,4,5]	5,731	109,542
H&R Real Estate Investment Trust	10,000	177,034
Primaris Retail Real Estate Investment Trust	5,600	101,427
RioCan Real Estate Investment Trust[3,4,5]	2,200	44,126
RioCan Real Estate Investment Trust[2]	52,500	1,041,778
Total Canada common stocks		3,510,555
Cayman Islands—0.30%
Shimao Property Holdings Ltd.	120,500	231,149
Finland—0.13%
Citycon Oyj	29,100	99,734
France—3.15%
Gecina SA	788	80,713
Klepierre	6,056	193,233
Mercialys SA	7,393	241,529
Societe Immobiliere de Location pour l'Industrie et le Commerce (Silic)	1,560	175,298
Unibail Rodamco	8,952	1,766,203
Total France common stocks		2,456,976

Security description	Number of shares	Value
Common stocks—(continued)
Hong Kong—12.33%
Cheung Kong (Holdings) Ltd.	49,000	$592,037
China Overseas Land & Investment Ltd.	326,931	700,371
Hang Lung Properties Ltd.	133,000	554,773
Hysan Development Co. Ltd.	42,000	130,583
Link REIT	115,300	299,847
Sino Land Co. Ltd.	203,500	385,124
Sun Hung Kai Properties Ltd.	362,060	5,318,448
Wharf (Holdings) Ltd.	301,700	1,650,756
Total Hong Kong common stocks		9,631,939
Italy—0.14%
Beni Stabili SpA	128,379	106,150
Japan—8.69%
Frontier Real Estate Investment Corp.[1]	48	346,131
Japan Logistics Fund, Inc.[1]	21	172,336
Japan Real Estate Investment Corp.	58	513,572
Japan Retail Fund Investment Corp.[1]	112	144,286
Kenedix Realty Investment Corp.	58	190,525
Mitsubishi Estate Co. Ltd.	153,620	2,165,741
Mitsui Fudosan Co. Ltd.	103,045	1,526,681
Mori Trust Sogo Reit, Inc.	17	133,804
Nippon Accommodations Fund, Inc.[1]	16	88,616
Sumitomo Realty & Development Co. Ltd.	60,600	1,091,424
United Urban Investment Corp.[1]	63	418,566
Total Japan common stocks		6,791,682
Jersey—0.08%
Atrium European Real Estate Ltd.	11,837	60,930
Luxembourg—0.14%
GAGFAH SA	13,545	110,320
Netherlands—0.59%
Corio NV	5,348	313,756
Eurocommercial Properties N.V.	3,964	149,727
Total Netherlands common stocks		463,483
Norway—0.47%
Norwegian Property ASA*	234,406	363,061
Singapore—4.93%
Ascendas Real Estate Investment Trust (A-REIT)	201,066	313,472
CapitaCommercial Trust[1]	659,000	639,712
Capitaland Ltd.	656,700	1,912,437
CapitaMall Trust	541,000	759,899
City Developments Ltd.*	17,800	158,391
Frasers Centrepoint Trust	66,300	66,797
Total Singapore common stocks		3,850,708

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
Sweden—0.83%
Castellum AB	33,096	$342,895
Hufvudstaden AB, Class A	35,267	302,129
Total Sweden common stocks		645,024
Switzerland—0.44%
PSP Swiss Property AG*	2,424	159,979
Swiss Prime Site AG*	2,946	184,673
Total Switzerland common stocks		344,652
United Kingdom—5.62%
Big Yellow Group PLC	20,235	98,430
British Land Co. PLC	81,796	592,721
Derwent London PLC	29,414	618,938
Grainger PLC	60,731	107,589
Great Portland Estates PLC	74,212	350,863
Hammerson PLC	72,153	439,742
Helical Bar PLC	1,540	7,167
Land Securities Group PLC	136,302	1,310,004
Safestore Holdings PLC	127,441	239,969
Segro PLC	71,296	313,247
Shaftesbury PLC	15,600	97,915
Songbird Estates PLC*	43,748	102,971
St. Modwen Properties PLC*	30,868	84,183
Unite Group PLC*	10,200	30,362
Total United Kingdom common stocks		4,394,101
United States—41.87%
Acadia Realty Trust	8,100	150,174
Alexandria Real Estate Equities, Inc.	7,400	522,070
AMB Property Corp.	11,800	294,528
Apartment Investment & Management Co., Class A	24,100	517,427
AvalonBay Communities, Inc.	13,083	1,374,893
BioMed Realty Trust, Inc.	21,300	384,252
Boston Properties, Inc.	26,942	2,206,550
Brandywine Realty Trust	43,083	489,423
BRE Properties, Inc.	11,200	464,800
Brookdale Senior Living, Inc.*	39,682	562,691
Camden Property Trust	8,920	406,038
Developers Diversified Realty Corp.	78,500	890,975
Digital Realty Trust, Inc.[1]	15,547	982,881
Equity One, Inc.[1]	14,108	240,400
Equity Residential	38,518	1,766,050
Extra Space Storage, Inc.	12,700	196,977
Federal Realty Investment Trust	6,500	508,235
Highwoods Properties, Inc.	14,200	444,602
Host Hotels & Resorts, Inc.	94,783	1,359,188
Hyatt Hotels Corp., Class A*	8,200	320,702
Kilroy Realty Corp.	7,989	268,271
Liberty Property Trust	21,600	684,720
Nationwide Health Properties, Inc.	15,900	594,978
OMEGA Healthcare Investors, Inc.	21,600	474,768

Security description	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Pebblebrook Hotel Trust*	7,900	$144,491
ProLogis	70,300	763,458
Public Storage, Inc.	10,677	1,047,627
Rayonier, Inc.	8,263	403,482
Regency Centers Corp.	16,800	634,032
Simon Property Group, Inc.	44,322	3,954,409
SL Green Realty Corp.	11,100	668,664
Starwood Hotels & Resorts Worldwide, Inc.	15,100	731,595
Tanger Factory Outlet Centers, Inc.	8,600	384,420
Taubman Centers, Inc.	22,433	919,529
The Macerich Co.	35,426	1,468,408
Toll Brothers, Inc.*	23,700	411,432
UDR, Inc.	41,600	878,176
Ventas, Inc.	22,800	1,156,416
Vornado Realty Trust	28,591	2,366,763
Weingarten Realty Investors[1]	31,774	672,656
Total United States common stocks		32,711,151
Total common stocks (cost—$68,468,480)		76,972,570
	Number of warrants
Warrants*—0.00%
Hong Kong—0.00%
Henderson Land Development Co. Ltd., strike price 58 HKD, expires 06/01/11 (cost—$0)	15,900	2,456
	Face amount
Repurchase agreement—1.50%
Repurchase agreement dated 07/30/10 with State Street Bank & Trust Co., 0.010% due 08/02/10, collateralized by $1,159,452 US Treasury Notes, 2.125% to 3.125% due 04/30/15 to 04/30/17; (value—$1,196,471); proceeds: $1,173,001 (cost—$1,173,000)	$1,173,000	1,173,000

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—5.64%
Money market fund—5.64%
UBS Private Money Market Fund LLC[6] (cost—$4,402,048)	4,402,048	$4,402,048
Total investments (cost—$74,043,528)— 105.67%		82,550,074
Liabilities in excess of other assets—(5.67)%		(4,427,412)
Net assets—100.00%		$78,122,662

Aggregate cost for federal income tax purposes was $79,155,908; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,656,993
Gross unrealized depreciation	(1,262,827)
Net unrealized appreciation	$3,394,166

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2010.

2  Security is traded on the Toronto Stock Exchange.

3  Security is traded on the Over-the-counter ("OTC") Market.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.20% of net assets as of July 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  The table below details the Portolio's transaction activity in an affiliated issuer during the year ended July 31, 2010.

Security description	Value at 07/31/09	Purchases during the year ended 07/31/10	Sales during the year ended 07/31/10	Value at 07/31/10	Net income earned from affiliate for the year ended 07/31/10
UBS Private Money Market Fund LLC	$15,057,573	$100,425,436	$111,080,961	$4,402,048	$16,950

HKD  Hong Kong Dollar

REIT  Real Estate Investment Trust

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2010

The following is a summary of the fair valuations according to the inputs used as of July 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$76,818,902	$153,668	$—	$76,972,570
Warrants	2,456	—	—	2,456
Repurchase agreement	—	1,173,000	—	1,173,000
Investment of cash collateral from securities loaned	—	4,402,048	—	4,402,048
Total	$76,821,358	$5,728,716	$—	$82,550,074

At July 31, 2010, there were no transfers between Level 1 and Level 2.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Performance

For the 12 months ended July 31, 2010, the Portfolio's Class P shares returned 4.71%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 2.64%, after the deduction of the maximum UBS PACE Select program fee, for the same 12-month period.) In comparison, the MSCI World Free Index (net) (the "benchmark") returned 9.83%, the Barclays Capital Global Aggregate Index returned 6.22%, and the US Consumer Price Index (CPI) increased by 1.24%, while the Lipper Global Flexible Portfolio Funds category posted a median return of 8.49%. (Returns for all share classes over various time periods are also shown in the "Performance at a glance" table on page 187. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Analytic Investors

Our portion of the Portfolio consists of long-short equity positions.1 Our investment process is based on the premise that investor behavior changes—but it changes slowly—and is fairly persistent from month to month. To support this premise, our model is driven by specific security characteristics within seven groups (such as valuation, quality, and liquidity), to help us identify potential investment opportunities.

For example, positive exposure to the valuation category, which includes a company's sales-to-price ratio, helped performance during the review period. Negatively impacting performance was an emphasis on higher-quality companies, as more efficiently run businesses underperformed during the 12-month period.

The top equity performers in our portion of the Portfolio were long positions in Darden Restaurants Inc., Tyson Foods Inc. and Lubrizol Corp. Darden Restaurant's share price rose during the review period as the company increased profits and earnings estimates, resulting in analyst upgrades. We subsequently sold the position before the end of the reporting period. Tyson Foods added to results as the company announced that it expected revenue to increase for the 2010 fiscal year. Lubrizol Corp. added value as the chemical company announced an expansion of its share repurchase program toward the end of the period.

UBS PACE Select Advisors Trust – UBS PACE Alternative Strategies Investments

Investment Sub-Advisors:

Analytic Investors, LLC ("Analytic Investors"); Wellington Management Company, LLP ("Wellington Management"); Goldman Sachs Asset Management, L.P. ("GSAM"); First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited, commenced after the close of the reporting period

Portfolio Managers:

Analytic Investors: Dennis Bein;
Wellington Management: Scott M. Elliott;
GSAM: James Clark and Michael Swell;

First Quadrant: Ken Ferguson, Dori Levanoni and Chuck Fannin

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. Analytic Investors' strategy may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts.

(continued on next page)

1  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

A long position in BP, and short positions in both Cairn Energy plc and Ivanhoe Mines Ltd., detracted from relative performance, and these were the worst-performing stocks in our portion of the Portfolio. Our long position in BP detracted from performance as shares of the oil company fell sharply following the oil leak in the Gulf of Mexico. Our short position in Cairn Energy detracted from results as its shares rose in tandem with the rise in crude oil prices toward the end of the review period. Likewise, a short position in Ivanhoe Mines was not rewarded, since its shares rose sharply toward the end of the review period following an announcement to proceed with the sale of 5% of its common shares to a major competitor.

From a sector perspective, our positions in healthcare and consumer discretionary performed well. However, our positions in the information technology and utility sectors had a negative impact on performance.

Wellington Management

During the review period, our portion of the Portfolio benefited the most from our holdings in the consumer discretionary sector. Specifically, shares of casino operator Las Vegas Sands performed well due to strong growth in its new retail location in Singapore. Our holding in media and marketing information services firm Arbitron also performed well as the company continued to make progress in the rollout of its Portable People Meter ("PPM") technology for the electronic measurement of radio audiences. PPM technology tracks consumers' exposure to media and entertainment. International cable operator Liberty Global also contributed to performance as the company announced strong results and operational improvements. Our exposure to the materials sector also contributed to performance, namely in metals and mining companies Newmont Mining, Freeport-McMoRan and Anglo American. Strong demand and price appreciation in gold and copper helped contribute to positive performance in these stocks.

Emerging markets equities experienced strong returns toward the end of 2009. However, the asset class faced headwinds in the first half of 2010, as investors looked to what they considered safer investments, while equities were negatively impacted by weak energy and

Investment process (concluded)

Wellington Management pursues an "opportunistic equity plus Alpha" strategy by opportunistically seeking non-core equity exposures that Wellington Management believes are attractively valued, have positive structural characteristics in the current market environment or are expected to benefit from anticipated economic cycles. In addition, Wellington Management may employ other investment approaches, for example, by allocating assets to fixed income securities or other non-equity investments that are expected to beat their respective benchmarks over time. Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments.

GSAM seeks to employ a number of diverse strategies and seeks to allocate capital tactically to strategies it believes offer the best opportunities at a given point in time in a given market or sector. GSAM focuses mainly on the global fixed income and currency markets, across variable investment grade and sub-investment grade sectors. GSAM invests mainly in currencies, fixed income securities, and derivative investments.

First Quadrant employs a global macro strategy that seeks to add value through a disciplined, active quantitative investment process. It uses independent alpha categories (comprised of more than 20 strategies believed by First Quadrant to be uncorrelated) that span a wide variety of asset classes. The global macro strategy tactically allocates risk between these different alpha categories and attempts to take advantage of inefficiencies when there are potential opportunities for gains. Currently, First Quadrant looks at the following alpha categories: (i) global asset class selection; (ii) stock country selection; (iii) bond country selection; (iv) currency selection; and (v) volatility management. However, the number and nature of alpha categories may change over time.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

commodity prices in the review period. Overall, our emerging markets exposure helped performance relative to other equity exposures within the Portfolio, as emerging markets equities outperformed the broader market. Information technology holdings also contributed to performance. Specifically, China-based firms Baidu.com and Tencent Holdings, Taiwan-based HTC, US-based Apple and VMWare aided the Portfolio's relative performance.

Our relative value positions in countries, which are intended to exploit spread inefficiencies in developed government bond markets, were among the largest detractors from absolute returns during the period. Specifically, our long 10- and 30-year US Treasury bond positions versus short German Bund positions detracted from results. During the second quarter of 2010, we exited these positions as spreads reverted to fair value.

Lastly, our energy-related holdings detracted from absolute performance. The energy sector as a whole struggled during the review period, however the results in our portion of the Portfolio were largely attributable to weak stock selection. Positions in Australian uranium mining and processing firms Energy Resources Australia and Paladin Energy detracted the most from performance during the reporting period.

GSAM

Within our portion of the Portfolio, duration—a measure of a portfolio's sensitivity to interest rate changes—and overall yield curve positioning detracted from performance. (A yield curve is a line that plots interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. A yield curve steepens when long-term bond yields increase relative to those of short-term bonds; conversely, it flattens when long-term bond yields decrease relative to those of short-term bonds).

During the first half of the review period, our yield curve steepening bias in the US contributed to results. During this time, short-term interest rates were anchored by the Federal Reserve Board's commitment to an extended period of low rates. In contrast, long-term rates rose, given concerns regarding the increased supply of longer-term US Treasuries. This positive result was partially offset by the Portfolio's short position in the seven-year area of the Japanese yield curve, when interest rates fell due to supply/demand factors.

As we entered into the second half of the review period, a two- to 10-year flattening bias in the Canadian yield curve contributed to performance. However, this was partially offset by a net long bias in the US, as interest rates rose sharply in March. We shifted to an underweight duration bias in the US by the end of the review period, which hampered relative results as interest rates declined amid heightened risk aversion and concerns surrounding the growth outlook for the US economy.

From a currency perspective, we saw strong performance mid-period from our exposure to the Australian, New Zealand and Canadian dollars, amid prospects of increased fiscal spending in China's infrastructure. Elsewhere, the Portfolio's short euro position also contributed to performance, as the market turmoil stemming from peripheral Europe's fiscal worries drove a further decline in the currency.

From a sector perspective, positioning across sectors was the primary driver of our portion of the Portfolio's performance during the review period. Our portion of the Portfolio's exposure to mortgage-backed securities ("MBS") was the key contributor. Our corporate bond exposure also contributed, albeit to a lesser extent.

Finally, security selection negatively impacted performance. In particular, our selection within residential MBS and corporate bonds detracted the most from results over the period. Specifically, our exposure to nonagency adjustable-rate mortgage securities hurt performance results mid-period as they declined given

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Sub-Advisors' comments – concluded

supply/demand trends with falling real estate prices and increasing defaults nationally. These losses were partially mitigated by selection within the government/agency sector over the review period.

First Quadrant

From a strategy standpoint, currency selection and bond country selection were the main contributors to performance. Stock country selection also contributed to results, albeit to a lesser extent. In contrast, global asset class selection detracted slightly from performance.

In our stock and bond country selection process, we engage in country selection and then take positions in the overall market of that region. Our relative valuation model, which measures the relative attractiveness of each bond market, helped drive performance in bond country selection. The Portfolio benefited from positions in the US, Japan and Canada. In contrast, our positions in Australia and the UK detracted modestly from results.

From a stock country selection perspective, our exposures in the UK, Japan and the US helped returns, which were partially offset by positions in the Netherlands and Spain. The positive performance in stock country selection over the review period is primarily attributable to the success of a factor that considers whether a market's currency is cheap or expensive. For example, the attractiveness of a particular equity market will generally fall when a currency is expensive, all else being equal.

In terms of currency selection, our positions in the euro, the Swedish krona, the Japanese yen, the New Zealand dollar, the British pound and the Swiss franc enhanced our results. Our trade flow model, which targets currency flows caused by short-term price fluctuations in traded goods, helped drive performance in our currency positions.

Lastly, global asset class selection detracted from overall results. During much of the review period, we favored global stocks over global bonds, based on our research and what we believed to be their relative value. However, in May 2010 we found bonds to be more attractive than stocks and moved to an overweight to bonds. By the end of the period, we moved back to an overweight to global stocks versus global bonds, as the former appeared to be more attractively valued, in our view. Overall, the changes in asset class positioning resulted in mildly negative performance due partially to the underlying performance of individual markets during the period under review.

(Please note: After the close of the fiscal reporting period, Standard Life Investments was appointed to serve as an additional advisor to the Portfolio.)

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of UBS PACE Alternative Strategies Investments Class P shares versus the MSCI World Free Index (net), the Barclays Capital Global Aggregate Index and the US Consumer Price Index (CPI) from April 30, 2006, the month-end after the inception date of the Class P shares, through July 31, 2010. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that UBS PACE Alternative Strategies Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/10		1 year	Since inception[1]
Before deducting	Class A2	4.41%	(1.06)%
maximum sales charge	Class C3	3.70%	(1.69)%
or UBS PACE Select	Class Y4	4.83%	(5.48)%
program fee	Class P5	4.71%	(0.80)%
After deducting maximum sales charge	Class A2	(1.31)%	(2.34)%
or UBS PACE Select	Class C3	2.70%	(1.69)%
program fee	Class P5	2.64%	(2.77)%
MSCI World Free Index (net)[6]		9.83%	(2.57)%
Barclays Capital Global Aggregate Index[7]		6.22%	6.84%
US Consumer Price Index (CPI)[8]		1.24%	1.87%
Lipper Global Flexible Portfolio Funds median		8.49%	1.59%

Average annual total returns for periods ended June 30, 2010, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, (0.02)%; since inception, (2.74)%; Class C—1-year period, 4.11%; since inception, (2.07)%; Class Y—1-year period, 6.37%;since inception, (6.40)%; Class P—1-year period, 4.02%; since inception, (3.14)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—2.23% and 2.20%; Class B—3.13% and 3.00%; Class C—2.96% and 2.96%; Class Y—1.98% and 1.95%; and Class P—1.96% and 1.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.95%; Class B—2.70%; Class C—2.70%; Class Y—1.70%; and Class P—1.70%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and A shares, April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 26, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Class B shares commenced issuance on May 19, 2006, and had fully redeemed by April 8, 2010. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual UBS PACE Select program fee was 1.5% of the value of Class P shares.

6  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Barclays Capital Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	07/31/10
Net assets (mm)	$465.1
Number of holdings	800
Portfolio composition[1]	07/31/10
Common and preferred stocks	31.6%
Bonds and notes	24.2
ADRs and GDRs	1.2
Investment companies	0.7
Unit trust	0.0 [2]
Investments sold short	(4.7)
Options, futures, swaps and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	47.1
Total	100.0%

Top five countries (long holdings)[1]	07/31/10
United States	35.3%
Canada	3.6
Japan	2.9
United Kingdom	1.6
Australia	1.5
Total	44.9%
Top five equity sectors (long holdings)[1]	07/31/10
Information technology	6.6%
Consumer discretionary	6.1
Materials	4.5
Financials	4.1
Industrials	3.1
Total	24.4%

Top five countries (short holdings)[1]	07/31/10
Japan	(1.3)%
United States	(0.8)
Australia	(0.8)
Canada	(0.6)
United Kingdom	(0.6)
Total	(4.1)%
Top five equity sectors (short holdings)[1]	07/31/10
Materials	(1.3)%
Energy	(1.1)
Financials	(0.9)
Health care	(0.6)
Consumer discretionary	(0.4)
Total	(4.3)%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2010.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio statistics (unaudited) (concluded)

Top ten equity holdings (long holdings)[1]	07/31/10
Emerson Electric Co.	0.5%
Mattel, Inc.	0.4
Annaly Capital Management, Inc.	0.4
Link REIT	0.4
TJX Cos., Inc.	0.4
Baidu, Inc., ADR	0.4
Arbitron, Inc.	0.4
Discovery Communications, Inc.	0.4
Newmont Mining Corp.	0.4
Ross Stores, Inc.	0.3
Total	4.0%
Top ten equity holdings (short holdings)[1]	07/31/10
Weatherford International Ltd.	(0.3)%
Cairn Energy PLC	(0.2)
Boston Scientific Corp.	(0.2)
Mitsubishi Motors Corp.	(0.2)
Paladin Energy Ltd.	(0.2)
Alumina Ltd.	(0.2)
Vertex Pharmaceuticals, Inc.	(0.2)
Prudential PLC	(0.2)
Daiwa Securities Group, Inc.	(0.2)
Ivanhoe Mines Ltd.	(0.2)
Total	(2.1)%

Top ten long-term fixed income holdings (long holdings)[1]	07/31/10
US Treasury Notes, 0.625%, due 06/30/12	1.6%
FFCB, 4.500%, due 05/21/15	1.1
FHLMC REMIC, Series 2882, Class UL, 4.500%, due 02/15/19	0.9
Kreditanstalt fuer Wiederaufbau, 3.250%, due 02/15/11	0.6
Suncorp-Metway Ltd., 1.776%, due 04/15/11	0.5
FNMA, 3.134%, due 04/01/37	0.5
FNMA REMIC, Series 2009-70, Class AL, 5.000%, due 08/25/19	0.4
US Treasury Inflation Index Notes (TIPS), 2.375%, due 04/15/11	0.4
Bank of Nova Scotia, 1.450%, due 07/26/13	0.4
Harborview Mortgage Loan Trust, Series 2005-10, Class 2A1A, 0.651%, due 11/19/35	0.4
Total	6.8%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2010

Common stocks

Aerospace & defense	0.04%
Air freight & logistics	0.14
Airlines	0.06
Auto components	0.16
Automobiles	0.49
Beverages	0.23
Biotechnology	0.42
Building products	0.01
Capital markets	0.03
Chemicals	1.47
Commercial banks	1.19
Commercial services & supplies	0.23
Communications equipment	0.59
Computers & peripherals	1.55
Construction & engineering	0.03
Construction materials	0.01
Consumer finance	0.30
Distributors	0.05
Diversified financial services	0.07
Diversified telecommunication services	0.17
Electric utilities	0.13
Electrical equipment	1.14
Electronic equipment, instruments & components	0.45
Energy equipment & services	0.19
Food & staples retailing	0.22
Food products	0.96
Gas utilities	0.05
Health care equipment & supplies	0.17
Health care providers & services	0.66
Hotels, restaurants & leisure	1.16
Household durables	0.25
Household products	0.40
Independent power producers & energy traders	0.34
Industrial conglomerates	0.48
Insurance	0.40
Internet & catalog retail	0.17
Internet software & services	0.58
IT services	0.72
Leisure equipment & products	0.42
Life sciences tools & services	0.12
Machinery	0.39
Marine	0.02
Media	1.79
Metals & mining	2.85
Multiline retail	0.08
Multi-utilities	0.01

Common stocks—(concluded)

Oil, gas & consumable fuels	1.95%
Paper & forest products	0.13
Personal products	0.05
Pharmaceuticals	1.43
Professional services	0.01
Real estate investment trusts (REITs)	1.67
Real estate management & development	0.12
Road & rail	0.27
Semiconductors & semiconductor equipment	1.55
Software	1.13
Specialty retail	1.24
Textiles, apparel & luxury goods	0.28
Thrifts & mortgage finance	0.26
Tobacco	0.27
Trading companies & distributors	0.21
Transportation infrastructure	0.03
Water utilities	0.01
Wireless telecommunication services	0.83
Total common stocks	32.83

Preferred stock

Chemicals	0.01
Investment companies	0.72
Unit trust	0.02
US government obligations	2.69
Federal farm credit bank certificate	1.14
Federal home loan bank certificate	0.32
Federal home loan mortgage corporation certificates	0.58
Federal national mortgage association certificates	0.64
Collateralized mortgage obligations	5.06
Asset-backed securities	3.32

Corporate notes

Advertising	0.05
Agriculture	0.04
Appliances	0.04
Banking Non-US	3.40
Banking US	0.87
Beverages	0.12
Cable	0.43
Chemicals	0.06

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2010

Corporate notes—(concluded)

Commercial services	0.09%
Containers	0.07
Diversified financial services	0.48
Electric-integrated	0.33
Food-miscellaneous	0.04
Health care providers & services	0.03
Insurance	0.42
Investment companies	0.30
Medical products	0.09
Mining	0.19
Oil & gas	0.36
Paper & forest products	0.02
Pipelines	0.61
Real estate	0.35
Software	0.06
Sovereign agency	0.13
Steel	0.06
Supranational bank	0.17
Telecommunications	0.30
Television	0.10
Total corporate notes	9.21
Municipal bonds and notes	0.61
Non-US government obligations	0.67
Time deposits	4.60
Short-term US government obligations	19.01
Repurchase agreement	17.92

Options

Call options purchased	0.01
Put options purchased	0.03
Total options	0.04

Investments sold short
Common stocks

Automobiles	(0.22)%
Biotechnology	(0.37)
Capital markets	(0.33)
Chemicals	(0.28)
Commercial banks	(0.07)
Diversified financial services	(0.05)
Diversified telecommunication services	(0.07)
Energy equipment & services	(0.27)
Health care equipment & supplies	(0.23)
Hotels, restaurants & leisure	(0.03)
Household durables	(0.18)
Industrial conglomerates	(0.17)
Insurance	(0.34)
Machinery	(0.08)
Metals & mining	(1.00)
Oil, gas & consumable fuels	(0.80)
Real estate management & development	(0.16)
Semiconductors & semiconductor equipment	(0.07)
Total investments sold short	(4.72)
Other assets in excess of liabilities	5.33
Net assets	100.00%

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—32.83%
Australia—0.57%
Asciano Group*	11,342	$17,341
Energy Resources of Australia Ltd.	18,795	234,313
Incitec Pivot Ltd.	12,665	37,239
Karoon Gas Australia Ltd.*	2,489	15,582
Paladin Energy Ltd.*	167,807	584,488
TABCORP Holdings Ltd.[1]	261,378	1,622,175
Tatts Group Ltd.[1]	52,414	116,176
Total Australia common stocks		2,627,314
Bermuda—0.45%
Bunge Ltd.	520	25,818
China Foods Ltd.	18,877	11,908
China Green (Holdings) Ltd.	39,000	40,469
China Yurun Food Group Ltd.	26,267	86,232
CNPC Hong Kong Ltd.	6,876	8,959
Cosan Ltd., Class A*	3,276	37,215
COSCO Pacific Ltd.	1,377	1,879
Digital China Holdings Ltd.	73,000	118,417
Esprit Holdings Ltd.	3,748	23,523
GOME Electrical Appliances Holdings Ltd.*	152,927	52,961
Haier Electronics Group Co. Ltd.*	108,000	75,499
Hi Sun Technology (China) Ltd.*	71,000	27,696
Hopson Development Holdings Ltd.	4,849	6,592
Huabao International Holdings Ltd.	79,013	101,926
Mongolia Energy Co. Ltd.*	21,212	8,001
Nine Dragons Paper Holdings Ltd.	7,445	10,812
Shangri-La Asia Ltd.	87,333	176,971
Sinofert Holdings Ltd.*	210,137	92,793
Yue Yuen Industrial Holdings Ltd.[1]	363,500	1,179,298
Total Bermuda common stocks		2,086,969
Brazil—0.17%
Brasil Foods SA	6,992	98,233
Companhia de Saneamento de Minas Gerais-Copasa MG	2,483	35,718
Companhia Energetica de Minas Gerais-CEMIG, ADR	2,390	36,328
Cosan SA Industria e Comercio*	6,200	88,128
SLC Agricola SA	9,592	82,079
Vale SA, ADR	15,563	432,651
Total Brazil common stocks		773,137
Canada—2.77%
Agrium, Inc.[2]	258	16,254
Agrium, Inc.[3]	2,497	157,148
Bank of Nova Scotia[1]	2,200	110,401
Barrick Gold Corp.	37,756	1,551,772

Security description	Number of shares	Value
Common stocks—(continued)
Canada— (concluded)
Brookfield Asset Management, Inc.	1,082	$27,147
Cameco Corp.	10,419	265,580
Canadian Imperial Bank of Commerce[1]	23,500	1,613,832
Canadian National Railway Co.	468	29,440
Canadian Solar, Inc.*	846	10,237
Empire Co. Ltd.[1]	6,800	370,410
Encana Corp.[1]	38,200	1,167,867
Genworth MI Canada, Inc.[1]	47,900	1,222,602
Goldcorp, Inc.	37,030	1,449,354
Groupe Aeroplan, Inc.[1]	52,900	507,877
Kinross Gold Corp.	69,540	1,139,761
Metro, Inc., Class A1	7,300	312,010
National Bank of Canada[1]	13,600	780,374
Potash Corp. of Saskatchewan, Inc.	3,991	417,754
Rogers Communications, Inc., Class B1	32,600	1,133,651
Sino-Forest Corp.*	7,936	122,199
SouthGobi Energy Resources Ltd.*	100	1,263
Teck Resources Ltd., Class B1	9,259	325,941
Ultra Petroleum Corp.*	538	22,795
Uranium One, Inc.*	49,311	133,824
Total Canada common stocks		12,889,493
Cayman Islands—1.25%
3SBio, Inc., ADR*	2,200	33,110
AAC Acoustic Technologies Holdings, Inc.	4,594	8,162
Agile Property Holdings Ltd.	1,525	1,987
Alibaba.com Ltd.	153,000	316,341
Anta Sports Products Ltd.	7,099	12,539
ASM Pacific Technology Ltd.[1]	109,700	1,002,729
Baidu, Inc., ADR*	21,537	1,753,327
Belle International Holdings Ltd.	38,856	59,929
Bosideng International Holdings Ltd.	6,471	1,999
Chaoda Modern Agriculture (Holdings) Ltd.	56,796	61,055
China Dongxiang Group Co.	14,202	8,045
China High Speed Transmission Equipment Group Co. Ltd.	12,094	27,652
China Mengniu Dairy Co. Ltd.	4,693	14,591
China Resources Land Ltd.	2,974	6,310
China Zhongwang Holdings Ltd.	8,248	5,193
CNinsure, Inc., ADR	200	4,716
Country Garden Holdings Co.	22,355	7,080
Ctrip.com International Ltd., ADR*	5,334	214,747
Daphne International Holdings Ltd.	72,000	66,647

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
Cayman Islands—(continued)
Fantasia Holdings Group Co. Ltd.	133,500	$25,609
Focus Media Holding Ltd., ADR*	586	10,624
Golden Eagle Retail Group Ltd.	7,165	17,028
Greentown China Holdings Ltd.	4,416	5,492
Hengan International Group Co. Ltd.	25,583	220,342
Hengdeli Holdings Ltd.	48,000	21,999
Hidili Industry International Development Ltd.	11,669	10,546
Home Inns & Hotels Management, Inc., ADR*	700	29,449
Intime Department Store Group Co. Ltd.	54,000	55,894
JA Solar Holdings Co. Ltd., ADR*	679	4,040
Kingboard Chemical Holdings Ltd.	2,074	9,599
Lee & Man Paper Manufacturing Ltd.	13,287	9,767
Li Ning Co. Ltd.	3,516	11,588
Lijun International Pharmaceutical (Holding) Co. Ltd.	149,000	45,654
Longtop Financial Technologies Ltd., ADR*	156	5,200
Melco Crown Entertainment Ltd., ADR*	2,714	10,557
Mindray Medical International Ltd., ADR	940	29,084
NetEase.com, Inc., ADR*	899	34,432
New Oriental Education & Technology Group, Inc., ADR*	106	10,367
New World China Land Ltd.	18,030	6,267
Parkson Retail Group Ltd.	102,956	176,818
Renhe Commercial Holdings Co. Ltd.	27,039	5,813
Semiconductor Manufacturing International Corp.*	77,794	5,408
Shanda Games Ltd., ADR*	520	3,448
Shanda Interactive Entertainment Ltd., ADR*	99	3,951
Shimao Property Holdings Ltd.	1,329	2,549
Shui On Land Ltd.	12,158	5,541
Simcere Pharmaceutical Group, ADR*	8,800	79,640
SINA Corp.*	112	4,791
Soho China Ltd.	10,898	6,721
Suntech Power Holdings Co. Ltd., ADR*	617	6,133
Tencent Holdings Ltd.	28,855	556,111

Security description	Number of shares	Value
Common stocks—(continued)
Cayman Islands—(concluded)
Tingyi (Cayman Islands) Holding Corp.	150,704	$382,217
Towngas China Co. Ltd.	61,000	24,031
Trauson Holdings Co. Ltd.*	69,000	32,246
Trina Solar Ltd., ADR*	881	19,153
VanceInfo Technologies, Inc., ADR*	1,200	30,468
Want Want China Holdings Ltd.	26,069	20,406
Wynn Macau Ltd.*	138,400	235,552
Xinao Gas Holdings Ltd.	10,938	25,882
Yingli Green Energy Holding Co. Ltd., ADR*	286	3,123
Total Cayman Islands common stocks		5,809,699
Chile—0.22%
Banco Santander Chile, ADR	1,370	113,724
CAP SA	2,972	109,187
Centros Comerciales Sudamericanos SA	20,480	104,315
Empresa Nacional de Electricidad SA	58,987	97,095
Empresas CMPC SA	2,026	91,729
Empresas COPEC SA	5,761	94,331
Enersis SA, ADR	4,583	95,052
Lan Airlines SA, ADR	4,722	112,714
S.A.C.I. Falabella	14,251	111,547
Sociedad Quimica y Minera de Chile SA, ADR	2,689	102,155
Total Chile common stocks		1,031,849
China—0.88%
Agricultural Bank of China, Class H*	155,000	69,842
Air China Ltd., Class H*	8,582	9,844
Aluminum Corp. of China Ltd., Class H*	17,599	15,588
Angang Steel Co. Ltd., Class H	64,138	96,775
Anhui Conch Cement Co. Ltd., Class H	4,426	15,470
AviChina Industry & Technology Co. Ltd., Class H*	27,720	11,349
Bank of China Ltd., Class H	68,736	36,282
Bank of Communications Co. Ltd., Class H	18,863	20,933
BBMG Corp., Class H	12,765	15,070
Beijing Capital International Airport Co. Ltd., Class H	15,075	7,957
BYD Co. Ltd., Class H	22,781	156,761
China Bluechemical Ltd., Class H	15,586	9,993
China CITIC Bank, Class H	16,239	10,955
China Coal Energy Co., Class H	11,520	16,077

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
China—(continued)
China Communications Construction Co. Ltd., Class H	7,837	$7,396
China Communications Services Corp. Ltd., Class H	42,819	21,720
China Construction Bank Corp., Class H	614,291	521,169
China COSCO Holdings Co. Ltd., Class H*	10,624	11,899
China Eastern Airlines Corp. Ltd., Class H*	23,744	13,297
China Life Insurance Co., Class H	155,933	692,589
China Longyuan Power Group Corp., Class H*	18,444	19,376
China Merchants Bank Co. Ltd., Class H	29,283	78,226
China Minsheng Banking Corp. Ltd., Class H	9,393	8,767
China Molybdenum Co. Ltd., Class H	15,443	9,603
China National Building Material Co. Ltd., Class H	3,974	7,500
China National Materials Co. Ltd., Class H	11,625	9,099
China Oilfield Services Ltd., Class H	5,981	7,854
China Pacific Insurance (Group) Co. Ltd., Class H	1,460	5,827
China Petroleum & Chemical Corp., Class H	49,552	39,935
China Railway Construction Corp. Ltd., Class H	10,717	14,929
China Railway Group Ltd., Class H*	14,049	10,490
China Shenhua Energy Co. Ltd., Class H	74,021	284,934
China Shipping Container Lines Co. Ltd., Class H*	19,616	7,248
China Shipping Development Co. Ltd., Class H	38,261	56,252
China Southern Airlines Co. Ltd., Class H*	24,020	11,596
China Telecom Corp. Ltd., Class H	390,772	195,700
CSR Corp. Ltd., Series H	15,269	12,620
Datang International Power Generation Co. Ltd., Class H	42,594	18,261
Dongfang Electric Corp. Ltd., Class H	3,061	10,522
Dongfeng Motor Group Co. Ltd., Class H	11,748	16,395
Great Wall Motor Co. Ltd., Class H	1,353	2,696

Security description	Number of shares	Value
Common stocks—(continued)
China—(concluded)
Guangshen Railway Co. Ltd., Class H	17,767	$6,519
Guangzhou R&F Properties Co. Ltd., Class H	1,492	2,336
Huaneng Power International, Inc., Class H	23,114	13,450
Industrial & Commercial Bank of China, Class H	355,124	271,115
Jiangsu Expressway Co. Ltd., Class H	9,379	9,129
Jiangxi Copper Co. Ltd., Class H	6,760	15,004
Maanshan Iron & Steel Co. Ltd., Class H	21,132	11,780
Metallurgical Corp. of China Ltd., Class H*	20,534	9,570
PetroChina Co. Ltd., Class H	255,205	289,457
PICC Property & Casualty Co. Ltd., Class H*	4,376	4,428
Ping An Insurance (Group) Co. of China Ltd., Class H4	8,607	71,305
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	54,989	247,778
Shanghai Electric Group Co. Ltd., Class H*	21,287	10,003
Shenzhen Expressway Co. Ltd., Class H	190,000	91,973
Sinopec Shanghai Petrochemical Co. Ltd., Class H	30,149	11,761
Sinopharm Group Co., Class H	14,251	53,298
Tsingtao Brewery Co. Ltd., Class H	4,671	22,130
Weichai Power Co. Ltd., Class H	10,426	86,173
Wumart Stores, Inc., Class H	5,802	12,683
Yanzhou Coal Mining Co. Ltd., Class H	37,404	80,322
Zhaojin Mining Industry Co. Ltd., Class H	6,083	13,157
Zhejiang Expressway Co. Ltd., Class H	9,389	8,860
Zhuzhou CSR Times Electric Co. Ltd., Class H	19,182	51,366
Zijin Mining Group Co. Ltd.	105,521	68,061
ZTE Corp., Class H	10,274	32,869
Total China common stocks		4,083,323
Denmark—0.05%
AP Moller - Maersk A/S, Class B	1	8,433
Coloplast A/S, Class B1	1,576	163,718
Vestas Wind Systems A/S*	1,308	63,592
Total Denmark common stocks		235,743

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
Finland—0.31%
Fortum Oyj	2,088	$48,570
Orion Oyj, Class B1	71,195	1,374,967
Total Finland common stocks		1,423,537
France—0.35%
Aeroports de Paris (ADP)	336	24,765
Compagnie de Saint-Gobain	490	20,858
Eramet	486	134,551
PagesJaunes Groupe[1]	125,048	1,384,152
Schneider Electric SA	201	23,181
Suez Environnement SA	606	11,277
Vallourec SA	191	18,596
Vinci SA	535	25,900
Total France common stocks		1,643,280
Germany—0.07%
Deutsche Lufthansa AG*	1,647	26,775
Deutsche Post AG	1,832	31,812
K+S AG	2,801	148,706
Siemens AG	919	89,568
SMA Solar Technology AG	191	23,608
Total Germany common stocks		320,469
Guernsey—0.03%
Resolution Ltd.[1]	35,274	131,899
Hong Kong—1.08%
Bank of East Asia Ltd.	2,190	8,599
Beijing Enterprises Holdings Ltd.	103,632	685,099
BOC Hong Kong (Holdings) Ltd.	4,772	12,250
BYD Electronic International Co. Ltd.	8,952	4,990
Cathay Pacific Airways Ltd.	2,788	6,210
Champion Real Estate Investment Trust	12,135	5,937
Cheung Kong (Holdings) Ltd.	935	11,297
China Agri-Industries Holdings Ltd.	38,538	43,611
China Everbright International Ltd.	38,736	17,803
China Everbright Ltd.	2,090	5,449
China Merchants Holdings International Co. Ltd.	2,094	7,926
China Mobile Ltd.	37,979	384,068
China Overseas Land & Investment Ltd.	62,799	134,532
China Resources Enterprise Ltd.	32,920	125,026
China Resources Power Holdings Co. Ltd.	49,306	107,658
China Taiping Insurance Holdings Co. Ltd.*	2,454	8,277
China Unicom (Hong Kong) Ltd.	91,741	124,014
Citic Pacific Ltd.	4,040	8,311
CLP Holdings Ltd.	3,606	26,624
CNOOC Ltd.	303,107	510,414

Security description	Number of shares	Value
Common stocks—(continued)
Hong Kong—(concluded)
Denway Motors Ltd.	18,844	$9,607
Fosun International	17,104	13,080
Franshion Properties China Ltd.	21,090	6,109
Fushan International Energy Group Ltd.	13,740	7,925
Guangdong Investment Ltd.	34,062	17,058
Hang Lung Group Ltd.	1,812	10,638
Hang Lung Properties Ltd.	45,960	191,710
Hang Seng Bank Ltd.	737	10,209
Henderson Land Development Co. Ltd.	1,010	6,287
Hong Kong & China Gas Co. Ltd.	11,890	29,696
Hong Kong Electric Holdings Ltd.	3,646	22,085
Hong Kong Exchanges & Clearing Ltd.	20,600	338,670
Hopewell Holdings Ltd.	2,018	6,378
Hutchison Whampoa Ltd.	5,021	33,161
Hysan Development Co. Ltd.	2,676	8,320
Lenovo Group Ltd.	231,624	148,800
Link REIT[1]	692,006	1,799,617
MTR Corp.	3,760	13,215
New World Development Co. Ltd.	2,119	3,787
PCCW Ltd.	73,239	22,535
Poly (Hong Kong) Investments Ltd.	5,047	6,088
Shanghai Industrial Holdings Ltd.	1,442	6,572
Sino Land Co. Ltd.	1,884	3,565
Sino-Ocean Land Holdings Ltd.	3,649	2,786
Sinotrans Shipping Ltd.	15,906	6,901
Sinotruk Hong Kong Ltd.	7,664	7,045
SJM Holdings Ltd.	16,643	14,677
Sun Hung Kai Properties Ltd.	921	13,529
Swire Pacific Ltd., Class A	980	11,910
Television Broadcasts Ltd.	2,575	11,934
Wharf (Holdings) Ltd.[1]	1,591	8,705
Wing Hang Bank Ltd.	831	8,971
Total Hong Kong common stocks		5,039,665
India—0.10%
Jain Irrigation Systems Ltd.	756	20,128
JSW Steel Ltd.	5,775	139,045
Sterlite Industries (India) Ltd.	41,468	156,248
Tata Steel Ltd.	12,756	147,613
Total India common stocks		463,034
Indonesia—0.51%
PT Adaro Energy Tbk	1,714,186	383,122
PT Astra International Tbk	72,976	413,464
PT Bank Central Asia Tbk	606,526	403,289

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
Indonesia—(concluded)
PT Bank Mandiri	590,490	$395,925
PT Bank Rakyat Indonesia	89,500	99,017
PT Telekomunikasi Indonesia Tbk	427,882	404,046
PT United Tractors Tbk	128,500	289,353
Total Indonesia common stocks		2,388,216
Ireland—0.64%
Accenture PLC, Class A1	24,800	983,072
Seagate Technology PLC1,*	83,100	1,042,905
Warner Chilcott PLC, Class A1,*	38,000	972,800
Total Ireland common stocks		2,998,777
Israel—0.01%
Israel Chemicals Ltd.	4,856	60,430
Japan—2.94%
Asahi Breweries Ltd.[1]	34,200	606,056
Daicel Chemical Industries Ltd.[1]	101,000	715,458
DeNA Co. Ltd.[1]	28,000	777,175
Fuji Heavy Industries Ltd.1,*	178,000	982,765
Hankyu Hanshin Holdings, Inc.	5,761	26,073
Hitachi Chemical Co. Ltd.[1]	10,700	213,269
Idemitsu Kosan Co. Ltd.[1]	11,300	841,009
ITOCHU Techno- Solutions Corp.[1]	3,500	127,612
Japan Retail Fund Investment Corp.[1]	784	1,010,003
Koito Manufacturing Co. Ltd.[1]	9,000	131,466
Komatsu Ltd.	1,217	25,581
Mitsubishi Chemical Holdings Corp.[1]	228,000	1,177,013
Mitsubishi Corp.	1,185	25,635
Mitsubishi Electric Corp.	1,817	15,837
Nidec Corp.[1]	15,300	1,436,229
Nippon Express Co. Ltd.[1]	275,000	1,120,435
Nippon Yusen Kabushiki Kaisha	4,920	20,843
Nishi-Nippon City Bank Ltd.[1]	34,000	99,172
Sumitomo Rubber Industries Ltd.[1]	11,600	115,067
Suzuken Co. Ltd.[1]	39,800	1,393,541
Toho Gas Co. Ltd.[1]	19,000	96,105
Toyota Motor Corp.[1]	6,500	229,469
Toyota Tsusho Corp.	1,586	24,122
Trend Micro, Inc.[1]	34,100	1,006,482
Yamada Denki Co. Ltd.[1]	12,830	867,263
Yamato Holdings Co. Ltd.[1]	46,700	579,459
Total Japan common stocks		13,663,139
Jersey—0.22%
Randgold Resources Ltd., ADR	11,632	1,045,484
Luxembourg—0.09%
ArcelorMittal	8,569	261,189
Evraz Group SA, GDR*	5,022	133,836
Total Luxembourg common stocks		395,025

Security description	Number of shares	Value
Common stocks—(continued)
Mauritius—0.02%
Golden Agri-Resources Ltd.	164,614	$69,608
Mexico—0.24%
America Movil SA de CV, ADR, Series L	17,800	883,058
Grupo Mexico SAB de CV, Series B	79,499	210,607
Total Mexico common stocks		1,093,665
Netherlands—0.04%
CNH Global N.V.*	590	18,160
Koninklijke Philips Electronics N.V.	976	30,411
Unilever N.V.	4,094	120,440
Total Netherlands common stocks		169,011
Norway—0.02%
Yara International ASA	2,379	89,671
Russia—0.09%
Mining and Metallurgical Co. Norilsk Nickel, ADR	13,794	226,773
Novolipetsk Steel (NLMK), GDR	4,314	134,122
Uralkali, GDR	1,787	37,563
Total Russia common stocks		398,458
Singapore—0.62%
Ascendas Real Estate Investment Trust (A-REIT)[1]	958,000	1,493,572
Flextronics International Ltd.1,*	153,700	956,014
Indofood Agri Resources Ltd.*	43,153	73,625
Jardine Cycle & Carriage Ltd.	8,000	210,619
Olam International Ltd.	35,438	73,232
Wilmar International Ltd.	15,945	73,405
Total Singapore common stocks		2,880,467
South Africa—0.18%
Anglo Platinum Ltd.*	8,388	808,302
Sasol Ltd.	963	38,149
Total South Africa common stocks		846,451
South Korea—0.26%
Samsung Electro-Mechanics Co. Ltd.	141	16,268
Samsung Electronics Co. Ltd.	891	610,029
Samsung SDI Co. Ltd.	4,188	601,788
Total South Korea common stocks		1,228,085
Spain—0.40%
ACS, Actividades de Contruccion y Servicios SA	670	29,066

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
Spain—(concluded)
Gamesa Corp. Tecnologica SA (Gamesa)*	775	$6,765
Iberdrola Renovables SA	3,355	11,743
Iberdrola SA	4,128	29,129
Iberia Lineas Aereas de Espana SA1,*	34,898	118,696
Red Electrica Corp. SA	628	27,498
Repsol YPF SA1	68,866	1,624,793
Total Spain common stocks		1,847,690
Sweden—0.13%
Atlas Copco AB, A Shares	18,578	303,901
Electrolux AB, Class B1	13,397	298,757
Sandvik AB	1,572	20,304
Total Sweden common stocks		622,962
Switzerland—0.13%
ABB Ltd.*	1,438	29,017
Adecco SA	542	27,628
Geberit AG	178	29,100
Nestle SA	2,808	138,823
Schindler Holding AG1	2,207	193,857
Syngenta AG	791	174,647
Total Switzerland common stocks		593,072
Taiwan—0.26%
Acer, Inc.	2,737	7,329
Advanced Semiconductor Engineering, Inc.	7,378	5,791
Asustek Computer, Inc.	1,044	7,868
AU Optronics Corp.	7,849	7,434
Chimei Innolux Corp.	7,252	7,831
Chunghwa Picture Tubes Ltd.*	69,035	4,503
Compal Electronics, Inc.	4,646	6,082
Delta Electronics, Inc.	15,247	52,578
Epistar Corp.	4,351	11,963
Foxconn Technology Co. Ltd.*	2,269	7,718
HON HAI Precision Industry Co. Ltd.*	63,341	254,997
HTC Corp.	16,492	302,629
Inotera Memories, Inc.*	11,043	5,824
Lite-On Technology Corp.	5,977	7,629
MediaTek, Inc.	14,855	200,966
Nan Ya Printed Circuit Board Corp.	1,831	7,485
Nanya Technology Corp.*	9,000	6,081
Pegatron Corp.*	2,811	3,246
Powertech Technology, Inc.	2,311	7,068
Quanta Computer, Inc.	4,709	8,523
Siliconware Precision Industries Co.	4,162	4,052
Synnex Technology International Corp.	18,007	41,023

Security description	Number of shares	Value
Common stocks—(continued)
Taiwan—(concluded)
Taiwan Semiconductor Manufacturing Co. Ltd.	125,372	$244,143
United Microelectronics Corp.	21,450	9,506
Wistron Corp.	4,633	7,475
Total Taiwan common stocks		1,229,744
United Kingdom—1.28%
Anglo American PLC*	7,797	308,864
Antofagasta PLC	12,237	189,713
AstraZeneca PLC[1]	29,338	1,490,636
BHP Billiton PLC	23,072	706,510
BP PLC[1]	62,153	395,912
Eurasian Natural Resources Corp. PLC	11,811	168,004
Kazakhmys PLC	8,371	159,726
National Grid PLC	2,710	21,666
Rio Tinto PLC	9,938	515,310
Royal Dutch Shell PLC, A Shares[1]	20,149	554,716
Scottish & Southern Energy PLC	2,634	45,795
Thomas Cook Group PLC[1]	338,116	964,548
Vedanta Resources PLC	4,353	166,733
Xstrata PLC	17,945	285,948
Total United Kingdom common stocks		5,974,081
United States—16.45%
3M Co.	421	36,012
ACCO Brands Corp.*	96,900	573,648
Acuity Brands, Inc.	824	34,715
Alleghany Corp.*	1,301	390,586
Allergan, Inc.	6,400	390,784
Altria Group, Inc.	26,800	593,888
American Tower Corp., Class A*	21,700	1,003,408
AmerisourceBergen Corp.[1]	53,700	1,609,389
Amgen, Inc.1,*	2,000	109,060
Annaly Capital Management, Inc.[1]	111,200	1,934,880
Apple, Inc.*	3,750	964,688
Applied Materials, Inc.	265	3,127
Arbitron, Inc.	59,650	1,723,885
Archer-Daniels-Midland Co.	10,925	298,908
AsiaInfo-Linkage, Inc.*	1,300	26,520
AvalonBay Communities, Inc.	2,100	220,689
Belden, Inc.	52,400	1,251,836
Berkshire Hathaway, Inc., Class B*	6,900	539,028
Biogen Idec, Inc.1,*	2,700	150,876
BMC Software, Inc.1,*	12,200	434,076
BorgWarner, Inc.*	9,863	432,591
Bristol-Myers Squibb Co.	46,000	1,146,320
Broadcom Corp., Class A	35,100	1,264,653

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(continued)
United States—(continued)
CA, Inc.[1]	47,100	$921,276
Cabot Oil & Gas Corp.	562	17,124
CareFusion Corp.1,*	16,000	337,120
Carlisle Cos., Inc.	35,800	1,205,744
Caterpillar, Inc.	498	34,736
CBS Corp., Class B	8,600	127,108
Cephalon, Inc.1,*	23,400	1,327,950
CF Industries Holdings, Inc.	1,359	110,337
Cimarex Energy Co.[1]	1,400	96,418
Citrix Systems, Inc.*	12,600	693,252
Clorox Co.	6,900	447,672
Cognizant Technology Solutions Corp., Class A*	14,400	785,664
Comcast Corp., Class A	35,400	689,238
Constellation Energy Group, Inc.[1]	41,800	1,320,880
Covanta Holding Corp.	1,835	27,653
Cree, Inc.*	10,120	716,901
Crown Castle International Corp.*	11,500	454,365
CSX Corp.	469	24,726
Cummins, Inc.	671	53,418
Deere & Co.	8,550	570,114
Deltic Timber Corp.	7,199	329,570
Diebold, Inc.	11,900	340,578
Discover Financial Services[1]	92,000	1,404,840
Discovery Communications, Inc., Class C1,*	49,800	1,712,124
Dr. Pepper Snapple Group, Inc.	11,600	435,580
Eli Lilly & Co.	32,200	1,146,320
EMC Corp.*	68,100	1,347,699
Emerson Electric Co.[1]	45,960	2,276,858
Energy Conversion Devices, Inc.*	509	2,464
Entergy Corp.	325	25,191
EOG Resources, Inc.	5,400	526,500
EQT Corp.	1,162	42,622
ESCO Technologies, Inc.	705	21,016
Exelon Corp.	1,362	56,973
Exterran Holdings, Inc.*	482	12,855
F5 Networks, Inc.*	10,600	930,998
First Solar, Inc.*	408	51,184
Fiserv, Inc.*	24,900	1,247,490
Flowserve Corp.	139	13,783
FMC Corp.	1,408	87,986
Ford Motor Co.*	37,100	473,767
Freeport-McMoRan Copper & Gold, Inc.	3,273	234,150
GATX Corp.	33,178	937,610
General Electric Co.	1,730	27,888
Gilead Sciences, Inc.1,*	10,000	333,200
Goldman Sachs Group, Inc.[1]	1,073	161,830
Harris Corp.[1]	32,600	1,451,678
HCP, Inc.	15,400	546,238

Security description	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Honeywell International, Inc.	678	$29,059
ITC Holdings Corp.	922	52,314
Itron, Inc.*	443	28,826
Kimberly-Clark Corp.[1]	22,300	1,429,876
L-3 Communications Holdings, Inc.	184	13,439
Lance, Inc.	11,300	238,769
Las Vegas Sands Corp.*	24,600	660,756
Liberty Global, Inc., Series C*	40,900	1,196,325
Limited Brands, Inc.[1]	34,000	871,760
Lockheed Martin Corp.	213	16,007
Lorillard, Inc.[1]	3,800	289,712
Lubrizol Corp.[1]	16,400	1,533,236
Mattel, Inc.	92,000	1,946,720
Maxim Integrated Products, Inc.	74,200	1,300,726
MEMC Electronic Materials, Inc.*	1,416	13,537
Micron Technology, Inc.1,*	46,100	335,608
Monsanto Co.	8,323	481,402
Moog, Inc., Class A*	503	18,012
NetApp, Inc.*	27,700	1,171,710
Newmont Mining Corp.	29,164	1,630,268
NextEra Energy, Inc.	1,595	83,419
Northeast Utilities	2,403	66,900
O'Reilly Automotive, Inc.*	6,100	300,608
ON Semiconductor Corp.*	3,566	24,071
Ormat Technologies, Inc.	566	15,746
Pall Corp.	2,900	110,896
Penske Automotive Group, Inc.*	2,144	30,016
PG&E Corp.	282	12,521
Precision Castparts Corp.	120	14,663
QEP Resources, Inc.*	922	31,735
Quanta Services, Inc.*	1,848	39,695
Questar Corp.	922	15,167
Ralcorp Holdings, Inc.*	20,300	1,185,520
Raytheon Co.	562	26,004
Regal-Beloit Corp.	602	36,620
Republic Services, Inc.	14,500	461,970
Reynolds American, Inc.	6,200	358,484
Ross Stores, Inc.[1]	30,900	1,627,194
Salesforce.com, Inc.*	11,200	1,108,240
SanDisk Corp.1,*	25,300	1,105,610
SEACOR Holdings, Inc.*	10,650	882,033
SM Energy Co.	1,162	48,130
Smithfield Foods, Inc.*	1,700	24,225
Sohu.com, Inc.*	700	32,914
Southern Copper Corp.	7,361	231,209
Spectra Energy Corp.[1]	39,600	823,284
Starbucks Corp.[1]	25,300	628,705
Starwood Hotels & Resorts Worldwide, Inc.	4,600	222,870
SunPower Corp., Class A*	873	10,851
SunPower Corp., Class B*	1,134	13,086

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Security description	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Tenneco, Inc.*	1,115	$30,774
Teradata Corp.*	6,000	190,800
The Boeing Co.	401	27,324
The Gap, Inc.[1]	6,300	114,093
The J.M. Smucker Co.	600	36,858
The Mosaic Co.	12,702	605,250
Time Warner Cable, Inc.	5,800	331,586
TJX Cos., Inc.[1]	42,900	1,781,208
TRW Automotive Holdings Corp.*	863	30,283
Tyson Foods, Inc., Class A1	68,600	1,201,186
Union Pacific Corp.	442	33,004
United Parcel Service, Inc., Class B	476	30,940
United Technologies Corp.	460	32,706
Ventas, Inc.	10,700	542,704
Virgin Media, Inc.	29,200	628,676
VMware, Inc., Class A*	9,400	728,782
Vornado Realty Trust	2,700	223,506
Waters Corp.1,*	8,400	538,944
Websense, Inc.*	16,500	306,240
Wells Fargo & Co.	31,400	870,722
Western Digital Corp.1,*	39,900	1,052,961
Weyerhaeuser Co.	1,000	16,220
Whirlpool Corp.[1]	9,700	808,010
Wynn Resorts Ltd.	5,800	508,544
Xilinx, Inc.	47,000	1,312,240
Zep, Inc.	22,900	436,016
Total United States common stocks		76,524,280
Total common stocks (cost—$148,047,106)		152,677,727
Preferred stock—0.01%
Brazil—0.01%
Fertilizantes Fosfatados SA* (cost—$45,425)	4,484	39,262
Investment companies—0.72%
United States—0.72%
iShares MSCI Brazil Index Fund	24,608	1,731,911
iShares MSCI South Korea Index Fund	24,511	1,202,264
Market Vectors Agribusiness ETF	10,196	423,440
Total investment companies (cost—$3,268,992)		3,357,615
Unit trust—0.02%
Brazil—0.02%
All America Latina Logistica SA (ALL) (cost—$82,860)	7,660	72,297

Security description	Face amount[5]	Value
US government obligations—2.69%
US Treasury Bonds 4.375%, due 05/15/40	150,000	$160,336
4.625%, due 02/15/40	100,000	111,203
US Treasury Inflation Index Notes (TIPS) 2.375%, due 04/15/11	1,868,606	1,896,344
US Treasury Notes 0.625%, due 06/30/12	7,300,000	7,312,556
1.875%, due 06/30/15	1,500,000	1,522,149
2.750%, due 02/15/19	1,000,000	1,006,875
3.125%, due 05/15/19	400,000	412,125
3.625%, due 08/15/19	100,000	106,594
Total US government obligations (cost—$12,416,318)		12,528,182
Federal farm credit bank certificate—1.14%
FFCB 4.500%, due 05/21/15 (cost—$4,743,433)	4,700,000	5,288,886
Federal home loan bank certificate—0.32%
FHLB 0.497%, due 10/13/11[6] (cost—$1,501,294)	1,500,000	1,501,506
Federal home loan mortgage corporation certificates**—0.58%
FHLMC 4.500%, due 05/01/23	27,429	29,109
5.000%, due 11/01/16	9,428	10,142
5.000%, due 01/01/17	24,063	25,885
5.000%, due 02/01/17	51,561	55,451
5.000%, due 03/01/17	36,607	39,347
5.000%, due 04/01/17	86,605	93,163
5.000%, due 09/01/17	236,579	254,487
5.000%, due 10/01/17	524,504	564,048
5.000%, due 11/01/17	413,057	443,971
5.000%, due 12/01/17	113,494	122,088
5.000%, due 01/01/18	46,220	49,720
5.000%, due 02/01/18	167,234	179,901
5.000%, due 03/01/18	84,659	91,071
5.000%, due 04/01/18	65,505	70,467
5.000%, due 05/01/18	27,550	29,637
5.000%, due 06/01/18	26,720	28,744
5.000%, due 07/01/18	67,524	72,639
5.000%, due 08/01/18	24,117	25,945
5.000%, due 10/01/18	9,855	10,601
5.000%, due 11/01/18	17,919	19,277
5.000%, due 10/01/39	290,282	309,585
5.500%, due 01/01/20	152,999	166,023
Total federal home loan mortgage corporation certificates (cost—$2,644,097)		2,691,301

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[5]	Value
Federal national mortgage association certificates**—0.64%
FNMA 3.000%, due 07/28/14	300,000	$306,515
3.134%, due 04/01/37[6]	2,190,112	2,289,254
5.000%, due 01/01/20	15,076	16,202
6.000%, due 03/01/32	153	169
6.000%, due 05/01/33	10,152	11,215
6.000%, due 12/01/33	4,586	5,058
6.000%, due 04/01/35	5,167	5,640
6.000%, due 07/01/35	37,976	41,453
6.000%, due 08/01/35	645	704
6.000%, due 11/01/35	112,041	122,301
6.000%, due 01/01/36	131,793	143,862
6.000%, due 02/01/36	11,829	12,882
Total federal national mortgage association certificates (cost—$2,827,529)		2,955,255
Collateralized mortgage obligations—5.06%
American Home Mortgage Assets, Series 2006-3, Class 1A1 1.372%, due 10/25/46[6]	690,019	393,482
Series 2006-3, Class 2A11 1.342%, due 10/25/46[6]	718,172	372,150
Series 2006-4, Class 1A11 0.519%, due 10/25/46[6]	1,176,624	589,612
Series 2007-1, Class A1 1.102%, due 02/25/47[6]	710,622	346,459
American Home Mortgage Investment Trust, Series 2004-3, Class 1A 0.699%, due 10/25/34[6]	33,500	31,420
Series 2005-4, Class 1A1 0.619%, due 11/25/45[6]	905,044	555,840
Banc of America Funding Corp., Series 2007-D, Class 1A5 0.618%, due 06/20/47[6]	600,000	193,327
BCAP LLC Trust, Series 2006-RR1, Class CF 0.969%, due 11/25/36[6]	120,083	106,083
Citimortgage Alternative Loan Trust, Series 2006-A7, Class 1A12 6.000%, due 12/25/36	1,050,806	769,026
Countrywide Alternative Loan Trust, Series 2005-61, Class 1A1 0.589%, due 12/25/35[6]	1,074,762	660,727
Series 2006-23CB, Class 1A6 6.000%, due 08/25/36	286,343	211,810
Series 2006-5T2, Class A3 6.000%, due 04/25/36	899,250	694,757

Security description	Face amount[5]	Value
Collateralized mortgage obligations—(continued)
Countrywide Home Loan Mortgage Pass Through Trust. Series 2007-14, Class A19 6.000%, due 09/25/37	704,183	$626,735
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 4A1 6.500%, due 10/25/21	1,070,601	727,286
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2A 0.731%, due 11/19/44[6]	1,144,358	705,593
Series 2006-AR2, Class 2A1A 0.541%, due 11/19/37[6]	557,941	357,205
FHLMC REMIC, Series 2882, Class UL** 4.500%, due 02/15/19	3,979,324	4,187,589
FNMA REMIC, Series 2009-70, Class AL** 5.000%, due 08/25/19	1,863,052	2,005,820
Greenpoint Mortgage Funding Trust, Series 2007-AR3, Class A1 0.549%, due 06/25/37[6]	591,789	355,340
Harborview Mortgage Loan Trust, Series 2005-10, Class 2A1A 0.651%, due 11/19/35[6]	2,644,572	1,668,246
Series 2005-11, Class 2A1A 0.651%, due 08/19/45[6]	273,140	169,856
Series 2005-3, Class 2A1A 0.581%, due 06/19/35[6]	1,446,850	889,551
Series 2005-9, Class 2A1A 0.678%, due 06/20/35[6]	568,979	462,929
Indymac Index Mortgage Loan Trust, Series 2006-AR4, Class A1A 0.539%, due 05/25/46[6]	1,992,580	1,051,303
Lehman Mortgage Trust, Series 2006-8, Class 2A1 0.749%, due 12/25/36[6]	1,369,829	698,362
Luminent Mortgage Trust, Series 2006-2, Class A1A 0.529%, due 02/25/46[6]	2,267,600	1,185,234
Residential Accredit Loans, Inc., Series 2007-QH9, Class A1 6.424%, due 11/25/37[6]	522,867	240,554
Series 2007-QS1, Class 2A2 0.689%, due 01/25/37[6]	1,961,679	1,076,860
Residential Asset Securitization Trust, Series 2007-A2, Class 1A3 6.000%, due 04/25/37	888,137	632,481

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[5]	Value
Collateralized mortgage obligations—(concluded)
Sequoia Mortgage Trust, Series 2004-10, Class A3A 0.794%, due 11/20/34[6]	111,169	$99,251
WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 1A 1.212%, due 07/25/47[6]	814,445	495,359
Wells Fargo Alternative Loan Trust, Series 2007-PA2, Class 1A1 6.000%, due 06/25/37	1,315,033	996,131
Total collateralized mortgage obligations (cost—$28,849,578)		23,556,378
Asset-backed securities—3.32%
Access Group, Inc., Series 2002-1, Class A2 0.718%, due 09/25/25[6]	580,008	578,681
Bank of America Auto Trust, Series 2009-1A, Class A2 1.700%, due 12/15/11[4,7]	653,071	654,051
Series 2009-2A, Class A3 2.130%, due 09/15/13[4,7]	1,200,000	1,217,770
Bank of America Student Loan Trust, Series 2010-1A, Class A 1.362%, due 02/25/43[4,6,7]	500,000	499,956
Brazos Higher Education Authority, Inc., Series 2004-I, Class A2 0.698%, due 06/27/22[6]	885,276	874,706
Series 2005-1, Class 1A2 0.618%, due 12/26/18[6]	878,000	868,333
Series 2005-2, Class A9 0.638%, due 12/26/17[6]	1,000,000	994,502
Series 2005-3, Class A14 0.648%, due 09/25/23[6]	468,595	465,993
Brazos Student Loan Finance Corp., Series 2010-1, Class A1 1.438%, due 06/25/35[6]	944,752	943,839
College Loan Corp. Trust, Series 2004-1, Class A3 0.658%, due 04/25/21[6]	1,000,000	997,690
Series 2005-1, Class A2 0.598%, due 07/25/24[6]	1,000,000	995,048
Series 2005-2, Class A2 0.636%, due 10/15/21[6]	334,958	333,801
Collegiate Funding Services Education Loan Trust, Series 2003-A, Class A2 0.837%, due 09/28/20[6]	304,034	303,865

Security description	Face amount[5]	Value
Asset-backed securities—(concluded)
Education Funding Capital Trust, Series 2003-3, Class A3 0.807%, due 03/16/20[6]	719,748	$719,483
Series 2004-1, Class A2 0.697%, due 12/15/22[6]	571,417	567,393
GCO Education Loan Funding Trust, Series 2005-1, Class A3L 0.577%, due 11/25/20[6]	888,191	885,479
GMAC Mortgage Corp. Loan Trust, Series 2007-HE3, Class 1A1 7.000%, due 09/25/37	52,148	30,568
Series 2007-HE3, Class 2A1 7.000%, due 09/25/37	93,770	51,241
Household Home Equity Loan Trust, Series 2007-3, Class APT 1.538%, due 11/20/36[6]	310,293	261,309
Northstar Education Finance, Inc., Series 2004-2, Class A1 0.608%, due 04/28/16[6]	719,254	690,132
SLM Student Loan Trust, Series 2004-9, Class A4 0.628%, due 04/25/17[6]	400,617	399,924
Series 2006, Class A3 0.538%, due 10/25/16[6]	689,602	688,741
Series 2007-1, Class A3 0.528%, due 07/25/18[6]	1,000,000	995,113
Series 2008-6, Class A1 0.898%, due 10/27/14[6]	382,981	383,440
USAA Auto Owner Trust, Series 2007-2, Class A3 4.900%, due 02/15/12	32,426	32,485
Total asset-backed securities (cost—$15,521,254)		15,433,543
Corporate notes—9.21%
Australia—1.03%
QBE Insurance Group Ltd. 9.750%, due 03/14/14[4,7]	105,000	127,284
Suncorp-Metway Ltd. 0.914%, due 12/17/10[6,8]	1,000,000	1,000,622
1.776%, due 04/15/116.8	2,500,000	2,520,227
Westfield Capital/ Westfield Financial 4.375%, due 11/15/10[8]	325,000	328,176
Westpac Banking Corp. 1.900%, due 12/14/12[8]	800,000	810,672
Total Australia corporate notes		4,786,981
Bermuda—0.05%
Endurance Specialty Holdings Ltd. 7.000%, due 07/15/34	75,000	70,148

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[5]		Value
Corporate notes—(continued)
Bermuda—(concluded)
White Mountains Re Group 6.375%, due 03/20/17[4,7]		150,000	$150,531
Total Bermuda corporate notes			220,679
Canada—0.79%
Bank of Nova Scotia 1.450%, due 07/26/13[4,7]		1,800,000	1,808,647
Canadian Imperial Bank of Commerce 2.000%, due 02/04/13[4,7]		600,000	611,266
2.600%, due 07/02/15[4,7]		200,000	202,797
Canadian Natural Resources Ltd. 5.150%, due 02/01/13		250,000	271,114
Nexen, Inc. 7.500%, due 07/30/39		60,000	74,461
Teck Resources Ltd. 10.750%, due 05/15/19		225,000	280,980
TransCanada PipeLines Ltd. 6.350%, due 05/15/67[9]		450,000	409,500
Total Canada corporate notes			3,658,765
Cayman Islands—0.20%
Resona Preferred Global Securities Cayman Ltd. 7.191%, due 07/30/15[8,9,10]		425,000	403,552
Transocean, Inc., Series B 1.500%, due 12/15/37		600,000	552,000
Total Cayman Islands corporate notes			955,552
Denmark—0.60%
Angel Lux Common SA 8.250%, due 05/01/16	EUR	125,000	171,038
Danske Bank A/S 1.334%, due 08/23/10[6]		1,200,000	1,200,133
FIH Erhvervsbank A/S 2.000%, due 06/12/13[8]		1,400,000	1,414,972
Total Denmark corporate notes			2,786,143
France—0.60%
Caisse d'Amortissement de la Dette Sociale 2.625%, due 02/21/11		600,000	605,484
Cie de Financement Foncier 1.625%, due 07/23/12[4,7]		500,000	500,685
2.125%, due 04/22/13[4,7]		300,000	303,327
Credit Agricole SA 8.375%, due 10/13/19[8,9,10]		150,000	156,000
Dexia Credit Local 2.375%, due 09/23/11[8]		1,200,000	1,215,172
Total France corporate notes			2,780,668
Germany—0.64%
Deutsche Bank AG London 10.500%, due 08/19/30[8]	IDR	1,000,000,000	123,764

Security description	Face amount[5]		Value
Corporate notes—(continued)
Germany—(concluded)
Kreditanstalt fuer Wiederaufbau 3.250%, due 02/15/11		2,800,000	$2,837,996
Total Germany corporate notes			2,961,760
Ireland—0.02%
VIP Fin (Vimpelcom) 9.125%, due 04/30/18		100,000	114,500
Luxembourg—0.26%
ArcelorMittal 6.125%, due 06/01/18		275,000	298,384
Covidien International Finance SA 4.200%, due 06/15/20		150,000	155,806
Hellas Telecommunications Luxembourg V 4.835%, due 10/15/12[4,6]		250,000	105,881
Telecom Italia Capital SA 6.200%, due 07/18/11		325,000	337,997
7.200%, due 07/18/36		300,000	318,442
Total Luxembourg corporate notes			1,216,510
Mexico—0.21%
BBVA Bancomer SA Texas 7.250%, due 04/22/20[8]		325,000	341,165
Petroleos Mexicanos 8.000%, due 05/03/19		510,000	618,375
Total Mexico corporate notes			959,540
Netherlands—0.22%
Impress Holdings BV 3.960%, due 09/15/13[6]	EUR	250,000	313,163
LeasePlan Corp. N.V. 3.000%, due 05/07/12[8]		700,000	721,553
Total Netherlands corporate notes			1,034,716
New Zealand—0.26%
ANZ National (International) Ltd. 3.250%, due 04/02/12[8]		1,200,000	1,236,539
Supranational—0.17%
European Investment Bank 2.625%, due 05/16/11		800,000	812,018
United Arab Emirates—0.04%
Dolphin Energy Ltd. 5.888%, due 06/15/19[8]		163,081	170,990
United Kingdom—0.32%
Anglo American Capital PLC 9.375%, due 04/08/19[8]		250,000	330,851
HSBC Holdings PLC 6.500%, due 09/15/37		250,000	270,863
Lloyds TSB Bank PLC 4.375%, due 01/12/15[8]		250,000	253,295

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[5]	Value
Corporate notes—(continued)
United Kingdom—(concluded)
Royal Bank of Scotland Group PLC 4.875%, due 08/25/14[8]	400,000	$413,027
WPP Finance (UK) 8.000%, due 09/15/14	200,000	237,254
Total United Kingdom corporate notes		1,505,290
United States—3.80%
Ally Financial, Inc. 6.875%, due 09/15/11	750,000	765,124
Altria Group, Inc. 9.700%, due 11/10/18	125,000	163,770
Anheuser-Busch InBev Worldwide, Inc. 4.125%, due 01/15/15	250,000	265,371
7.750%, due 01/15/19[8]	250,000	311,348
ANZ Capital Trust II 5.360%, due 12/15/13[8,10]	325,000	313,082
Arizona Public Service Co. 8.750%, due 03/01/19	300,000	381,098
Boardwalk Pipelines LP 5.875%, due 11/15/16	225,000	251,092
Boston Scientific Corp. 4.500%, due 01/15/15	125,000	126,252
7.000%, due 11/15/35[11]	125,000	119,850
CBS Corp. 8.875%, due 05/15/19	350,000	449,428
Comcast Corp. 5.500%, due 03/15/11	225,000	231,116
Comcast Holdings Corp. 10.625%, due 07/15/12	250,000	291,741
COX Communications, Inc. 6.250%, due 06/01/18[8]	375,000	427,952
CSC Holdings, Inc., Series B 7.625%, due 04/01/11	250,000	258,125
Darden Restaurants, Inc. 5.625%, due 10/15/12	225,000	244,362
DCP Midstream LLC 9.750%, due 03/15/19[8]	125,000	161,978
Developers Diversified Realty Corp. 7.500%, due 04/01/17	200,000	198,022
DIRECTV Holdings LLC/DIRECTV Financing Co. Ltd. 7.625%, due 05/15/16	500,000	555,000
Discover Bank 8.700%, due 11/18/19	250,000	290,041
DISH DBS Corp. 7.125%, due 02/01/16	250,000	256,875
Dow Chemical Co. 7.600%, due 05/15/14	250,000	291,865
Energy Transfer Partners LP 5.950%, due 02/01/15	350,000	384,287

Security description	Face amount[5]		Value
Corporate notes—(continued)
United States—(continued)
Enterprise Products Operating LLC 6.650%, due 04/15/18		425,000	$492,922
8.375%, due 08/01/66[6]		200,000	203,750
First Niagara Financial Group, Inc. 6.750%, due 03/19/20		150,000	163,190
Fiserv, Inc. 6.125%, due 11/20/12		250,000	274,004
Freeport-McMoRan Copper & Gold, Inc. 8.375%, due 04/01/17		250,000	279,375
Hartford Financial Services Group, Inc. 6.625%, due 03/30/40		50,000	46,779
HCA, Inc. 7.875%, due 02/15/20		125,000	135,625
Huntington National Bank 0.938%, due 06/01/12[6]		700,000	706,941
International Paper Co. 7.950%, due 06/15/18		75,000	90,530
JPMorgan Chase Bank NA 11.000%, due 11/17/20	IDR	2,673,000,000	359,676
Kraft Foods, Inc. 6.500%, due 02/09/40		175,000	201,533
MetLife Capital Trust X 9.250%, due 04/08/38[6,8]		300,000	339,000
Morgan Stanley 5.500%, due 07/24/20		500,000	503,096
Nevada Power Co. 6.500%, due 05/15/18		375,000	439,671
Nisource Finance Corp. 10.750%, due 03/15/16		150,000	195,285
Northwestern Mutual Life Insurance 6.063%, due 03/30/40[8]		325,000	361,998
ONEOK Partners, LP 6.150%, due 10/01/16		75,000	86,158
6.850%, due 10/15/37		50,000	56,190
PNC Bank NA 6.875%, due 04/01/18		200,000	228,248
Progress Energy, Inc. 7.050%, due 03/15/19		300,000	363,494
ProLogis 1.875%, due 11/15/37		175,000	160,563
Prudential Financial, Inc. MTN 3.875%, due 01/14/15		400,000	411,807
6.000%, due 12/01/17		250,000	274,235
Puget Sound Energy, Inc., Series A 6.974%, due 06/01/67[6]		150,000	139,695
Qwest Corp. 8.375%, due 05/01/16		200,000	227,500

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Security description	Face amount[5]		Value
Corporate notes—(concluded)
United States—(concluded)
Rensselaer Polytechnic Institute 5.600%, due 09/01/20		375,000	$407,790
Simon Property Group LP 10.350%, due 04/01/19		500,000	677,624
Sprint Capital Corp. 8.375%, due 03/15/12		125,000	132,500
Tennessee Gas Pipeline 8.000%, due 02/01/16		225,000	264,375
8.375%, due 06/15/32		350,000	417,787
Transatlantic Holdings, Inc. 8.000%, due 11/30/39		175,000	171,832
US Bank NA 4.375%, due 02/28/17[9]	EUR	150,000	194,083
US Central Federal Credit Union 1.900%, due 10/19/12		400,000	409,590
Western Corporate Federal Credit Union 1.750%, due 11/02/12		400,000	408,289
Whirlpool Corp. 8.000%, due 05/01/12		75,000	82,113
8.600%, due 05/01/14		100,000	119,293
Williams Cos., Inc. 6.375%, due 10/01/10[8]		250,000	251,517
Williams Partners LP 5.250%, due 03/15/20		100,000	106,786
ZFS Finance USA Trust I 6.150%, due 12/15/65[6,8]		550,000	533,500
Total United States corporate notes			17,656,123
Total corporate notes (cost—$41,340,059)			42,856,774
Municipal bonds and notes—0.61%
United States—0.61%
California (Build America Bonds) 7.500%, due 04/01/34		325,000	361,000
7.550%, due 04/01/39		225,000	253,908
7.625%, due 03/01/40		375,000	425,212
Illinois (Build America Bonds) 7.350%, due 07/01/35		225,000	233,978
Pennsylvania Higher Education Assistance Agency Student Loan Revenue, Series 2, Class A-1 1.098%, due 04/25/19[6]		562,285	562,831
South Carolina Student Loan Corp. Education Loan Revenue, Series A-1 0.638%, due 12/03/18[6]		1,000,000	993,983
Total municipal bonds and notes (cost—$2,679,103)			2,830,912

Security description	Face amount[5]		Value
Non-US government obligations—0.67%
Greece—0.11%
Hellenic Republic Government Bond 2.300%, due 07/25/30	EUR	235,750	$148,309
4.500%, due 09/20/37	EUR	510,000	370,745
Total Greece			519,054
Mexico—0.31%
Mexican Bonos 9.000%, due 12/20/12	MXN	16,790,000	1,438,894
Peru—0.07%
Republic of Peru 7.125%, due 03/30/19		250,000	305,625
Qatar—0.18%
State of Qatar 5.250%, due 01/20/20[8]		800,000	847,000
Total non-US government obligations (cost—$2,938,574)			3,110,573
Time deposits—4.60%
JPMorgan Chase 0.130%, due 08/02/10		9,317,311	9,317,311
Rabobank Nederland N.V. 0.180%, due 08/02/10		12,095,750	12,095,750
Total time deposits (cost—$21,413,061)			21,413,061
Short-term US government obligations[12]—19.01%
US Treasury Bills 0.155%, due 08/12/10		15,450,000	15,449,268
0.227%, due 09/30/10[1]		1,000,000	999,621
0.230%, due 10/14/10[1]		5,000,000	4,997,636
0.230%, due 10/21/10		3,000,000	2,998,447
0.146%, due 10/28/10[1]		6,953,000	6,950,519
0.220%, due 11/12/10[1]		54,050,000	54,015,979
0.195%, due 01/06/11		3,000,000	2,997,432
Total short-term US government obligations (cost—$88,408,902)			88,408,902
Repurchase agreement—17.92%
Repurchase agreement dated 07/30/10 with State Street Bank & Trust Co., 0.010% due 08/02/10, collateralized by $82,390,289 US Treasury Notes, 2.125% to 3.125% due 04/30/15 to 04/30/17; (value—$85,020,843); proceeds: $83,353,069 (cost—$83,353,000)		83,353,000	83,353,000

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Security description	Number of contracts	Value
Options*—0.04%
Call options purchased—0.01%
CBOE SPX Volitility Index, strike @ 42.5, expires 08/18/10	129	$3,225
Russell 2000 Index, strike @ 730, expires 08/21/10	44	1,452
S&P 500 Index, strike @ 1,150, expires 08/21/10	61	19,520
Total call options purchased		24,197
Put options purchased—0.03%
S&P 500 Index, strike @ 975, expires 10/16/10	119	176,953
Total options (cost—$216,571)		201,150
Total investments before investments sold short (cost—$460,297,156)— 99.39%		462,276,324
	Number of shares
Investments sold short—(4.72)%
Common stocks—(4.72)%
Australia—(0.78)%
Alumina Ltd.	(693,586)	(972,605)
CSR Ltd.	(516,942)	(804,405)
OZ Minerals Ltd.	(786,989)	(875,746)
Paladin Energy Ltd.	(280,338)	(976,444)
Total Australia common stocks		(3,629,200)
Canada—(0.59)%
Agnico-Eagle Mines Ltd.	(11,000)	(614,493)
Athabasca Oil Sands Corp.	(65,916)	(753,381)
Ivanhoe Mines Ltd.	(50,800)	(896,369)
Progress Energy Resources Corp.	(38,500)	(464,749)
Total Canada common stocks		(2,728,992)
Finland—(0.06)%
Rautaruukki OYJ	(13,591)	(262,479)
Germany—(0.17)%
K+S AG	(7,302)	(387,666)
Wacker Chemie AG	(2,462)	(395,109)
Total Germany common stocks		(782,775)
Japan—(1.28)%
Daiwa Securities Group, Inc.	(220,000)	(952,370)
Japan Steel Works Ltd.	(40,000)	(386,133)
Mitsubishi Motors Corp.	(786,000)	(1,028,046)
Mizuho Trust & Banking Co. Ltd.	(389,000)	(328,688)

Security description	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Japan—(concluded)
MS&AD Insurance Group Holdings, Inc.	(27,600)	$(613,688)
Nomura Holdings, Inc.	(99,500)	(553,961)
NTT Urban Development Corp.	(908)	(736,742)
Sanyo Electric Co. Ltd.	(529,000)	(832,733)
Tokuyama Corp.	(106,000)	(532,485)
Total Japan common stocks		(5,964,846)
Jersey—(0.15)%
Randgold Resources Ltd.	(8,060)	(724,693)
Switzerland—(0.27)%
Weatherford International Ltd.	(77,900)	(1,261,980)
United Kingdom—(0.57)%
Cairn Energy PLC	(149,269)	(1,093,364)
Lonmin PLC	(12,105)	(298,214)
Prudential PLC	(110,931)	(965,203)
Tullow Oil PLC	(16,671)	(322,021)
Total United Kingdom common stocks		(2,678,802)
United States—(0.85)%
Boston Scientific Corp.	(192,900)	(1,080,240)
Denbury Resources, Inc.	(7,900)	(125,136)
Human Genome Sciences, Inc.	(27,800)	(721,132)
Las Vegas Sands Corp.	(4,700)	(126,242)
Leucadia National Corp.	(11,000)	(242,990)
Level 3 Communications, Inc.	(297,700)	(336,401)
MEMC Electronic Materials, Inc.	(35,500)	(339,380)
Vertex Pharmaceuticals, Inc.	(28,800)	(969,408)
Total United States common stocks		(3,940,929)
Total investments sold short (proceeds—$21,698,169)— (4.72)%		(21,974,696)
Other assets in excess of liabilities—5.33%		24,810,793
Net assets—100.00%		$465,112,421

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Aggregate cost for federal income tax purposes before investments sold short was $463,624,314; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$10,520,760
Gross unrealized depreciation	(11,868,750)
Net unrealized depreciation	$(1,347,990)

*  Non-income producing security.

**  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options and futures.

2  Security is traded on the New York Stock Exchange.

3  Security is traded on the Toronto Stock Exchange.

4  Illiquid securities representing 3.52% of net assets as of July 31, 2010.

5  In US Dollars unless otherwise indicated.

6  Floating rate security. The interest rate shown is the current rate as of July 31, 2010.

7  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.31% of net assets as of July 31, 2010, are considered illiquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

8  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 3.22% of net assets as of July 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

9  Variable rate security. The interest rate shown is the current rate as of July 31, 2010, and resets at the next call date.

10  Perpetual bond security. The maturity date reflects the next call date.

11  Step bond that converts to the noted fixed rate at a designated future date.

12  Rate shown is the discount rate at date of purchase.

ADR   American Depositary Receipt

EUR   Euro

FFCB   Federal Farm Credit Bank

FHLB   Federal Home Loan Bank

FHLMC   Federal Home Loan Mortgage Corporation

FNMA   Federal National Mortgage Association

GDR   Global Depositary Receipt

GMAC   General Motors Acceptance Corporation

IDR   Indonesian Rupiah

MSCI   Morgan Stanley Capital International

MTN   Medium Term Note

MXN   Mexican Peso

REIT   Real Estate Investment Trust

REMIC   Real Estate Mortgage Investment Conduit

TIPS   Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Written options

Number of contracts	Call options written	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
44	Russell 2000 Index, strike @ 700	08/21/10	$34,538	$(7,480)	$27,058
61	S&P 500 Index, strike @ 1,100	08/21/10	68,173	(135,420)	(67,247)
			$102,711	$(142,900)	$(40,189)
	Put options written
119	S&P 500 Index, strike @ 1,025	09/18/10	$166,352	$(178,500)	$(12,148)
			$269,063	$(321,400)	$(52,337)

Written option activity for the year ended July 31, 2010 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2009	447	$231,372
Options written	11,377	8,375,974
Options terminated in closing purchase transactions	(10,801)	(7,891,719)
Options expired prior to exercise	(799)	(446,564)
Options outstanding at July 31, 2010	224	$269,063

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
11	EUR	AEX Index Futures	August 2010	$962,073	$943,396	$(18,677)
47	EUR	CAC 40 Index Futures	August 2010	2,229,615	2,229,747	132
10	EUR	DAX Index Futures	September 2010	2,020,430	2,008,591	(11,839)
26	GBP	FTSE 100 Index Futures	September 2010	2,136,787	2,135,690	(1,097)
19	EUR	FTSE MIB Index Futures	September 2010	2,539,998	2,606,139	66,141
87	EUR	German Euro BOBL Futures	September 2010	13,597,751	13,604,624	6,873
288	EUR	German Euro Bund Futures	September 2010	48,242,368	48,232,753	(9,615)
21	EUR	IBEX 35 Index Futures	August 2010	2,795,201	2,862,686	67,485
137	JPY	Japan Government Bond 10 Year Mini Futures SGX	September 2010	22,277,971	22,431,260	153,289
7	JPY	TOPIX Index Futures	September 2010	683,535	684,168	633
196	USD	NASDAQ 100 E-Mini Index Futures	September 2010	7,222,112	7,300,020	77,908
3	USD	Russell 2000 Mini Index Futures	September 2010	198,246	194,880	(3,366)
45	USD	S&P 500 E-Mini Index Futures	September 2010	2,456,200	2,471,175	14,975
262	USD	US Treasury Bond 30 Year Futures	September 2010	33,272,745	33,724,312	451,567
31	USD	US Treasury Note 2 Year Futures	September 2010	6,792,926	6,792,875	(51)
369	USD	US Treasury Note 10 Year Futures	September 2010	44,497,405	45,686,813	1,189,408
				$191,925,363	$193,909,129	$1,983,766
		Sale contracts		Proceeds
5	AUD	ASX SPI 200 Index Futures	September 2010	$497,171	$505,016	$(7,845)
357	AUD	Australian Treasury Bond 10 Year Futures	September 2010	34,036,036	34,326,680	(290,644)
335	CAD	Canadian Government Bond 10 Year Futures	September 2010	39,452,226	40,315,792	(863,566)
10	CAD	S&P TSE 60 Index Futures	September 2010	1,316,931	1,327,443	(10,512)
82	EUR	German Euro Bund Futures	September 2010	13,717,372	13,732,937	(15,565)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Futures contracts—(concluded)

Number of contracts	Currency	Sales contracts	Expiration dates	Proceeds	Current value	Unrealized appreciation (depreciation)
113	EUR	German Euro Buxl Futures	September 2010	$16,422,720	$16,267,402	$155,318
246	GBP	United Kingdom Long Gilt 10 Year Bond Futures	September 2010	45,931,104	46,813,003	(881,899)
10	HKD	Hang Seng Index Futures	August 2010	1,343,900	1,350,285	(6,385)
12	JPY	Japan Government Bond 10 Year Futures TSE	September 2010	19,388,460	19,640,895	(252,435)
8	USD	90 Day Euro Dollar Futures	September 2010	1,991,953	1,991,800	153
46	USD	90 Day Euro Dollar Futures	December 2010	11,417,362	11,448,825	(31,463)
35	USD	90 Day Euro Dollar Futures	March 2011	8,677,792	8,705,375	(27,583)
35	USD	90 Day Euro Dollar Futures	June 2011	8,663,142	8,695,313	(32,171)
35	USD	90 Day Euro Dollar Futures	September 2011	8,645,955	8,682,188	(36,233)
8	USD	90 Day Euro Dollar Futures	December 2011	1,980,120	1,980,600	(480)
8	USD	90 Day Euro Dollar Futures	March 2012	1,976,353	1,976,900	(547)
274	USD	S&P 500 E-Mini Index Futures	September 2010	14,863,223	15,046,710	(183,487)
17	USD	Ultra Long-Term US Treasury Bond Futures	September 2010	2,197,488	2,299,250	(101,762)
235	USD	US Treasury Note 5 Year Futures	September 2010	27,990,581	28,159,609	(169,028)
39	USD	US Treasury Note 10 Year Futures	September 2010	4,789,520	4,828,688	(39,168)
				$265,299,409	$268,094,711	(2,795,302)
						$(811,536)

Currency type abbreviations:

AUD   Australian Dollar

CAD   Canadian Dollar

EUR   Euro

GBP   Great Britain Pound

HKD   Hong Kong Dollar

JPY   Japanese Yen

USD   United States Dollar

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Bank of America N.A.	USD	945,870	SEK	6,918,000	10/21/10	$11,639
Citibank N.A.	USD	279,559	CLP	149,634,000	10/21/10	7,483
Credit Suisse London Branch	USD	604,168	TRY	948,000	10/21/10	16,323
Deutsche Bank AG London	USD	1,438,846	CNY	9,223,000	03/30/12	(48,960)
JPMorgan Chase Bank	AUD	935,000	CHF	894,374	09/15/10	17,181
JPMorgan Chase Bank	AUD	1,826,103	EUR	1,239,000	09/15/10	(29,477)
JPMorgan Chase Bank	AUD	4,776,554	USD	4,019,704	09/15/10	(280,569)
JPMorgan Chase Bank	CAD	796,202	AUD	877,000	09/15/10	15,509
JPMorgan Chase Bank	CAD	2,416,619	EUR	1,875,000	09/15/10	93,949
JPMorgan Chase Bank	CAD	817,000	SEK	5,839,099	09/15/10	14,276
JPMorgan Chase Bank	CNY	6,678,000	USD	1,039,377	09/14/11	42,063
JPMorgan Chase Bank	EUR	1,277,000	CAD	1,621,412	09/15/10	(87,771)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
JPMorgan Chase Bank	EUR	2,359,320	CHF	3,298,675	09/15/10	$93,592
JPMorgan Chase Bank	EUR	1,292,000	GBP	1,065,688	09/15/10	(11,713)
JPMorgan Chase Bank	EUR	645,000	JPY	71,528,500	09/15/10	(12,274)
JPMorgan Chase Bank	EUR	1,737,701	NOK	13,774,239	09/15/10	(2,373)
JPMorgan Chase Bank	EUR	616,299	SEK	5,870,860	09/15/10	9,838
JPMorgan Chase Bank	EUR	1,000,859	USD	1,259,640	08/23/10	(44,618)
JPMorgan Chase Bank	EUR	5,927,305	USD	7,242,217	09/15/10	(481,653)
JPMorgan Chase Bank	GBP	1,030,940	EUR	1,256,000	09/15/10	19,315
JPMorgan Chase Bank	GBP	791,655	USD	1,185,662	08/09/10	(56,528)
JPMorgan Chase Bank	GBP	1,047,748	USD	1,595,161	09/15/10	(48,585)
JPMorgan Chase Bank	IDR	11,190,595,985	USD	1,217,693	10/14/10	(17,768)
JPMorgan Chase Bank	JPY	71,400,384	EUR	649,000	09/15/10	18,970
JPMorgan Chase Bank	JPY	70,858,774	NOK	5,123,000	09/15/10	20,836
JPMorgan Chase Bank	JPY	29,478,615	USD	333,092	08/17/10	(8,155)
JPMorgan Chase Bank	JPY	71,072,190	USD	777,000	09/15/10	(45,942)
JPMorgan Chase Bank	NZD	2,225,150	AUD	1,824,000	09/15/10	32,878
JPMorgan Chase Bank	NZD	1,155,388	USD	813,739	09/15/10	(21,847)
JPMorgan Chase Bank	NOK	15,037,004	EUR	1,882,000	09/15/10	(16,964)
JPMorgan Chase Bank	NOK	4,957,000	SEK	5,847,773	09/15/10	(4,306)
JPMorgan Chase Bank	SEK	12,025,739	EUR	1,253,000	09/15/10	(32,416)
JPMorgan Chase Bank	SEK	23,683,770	USD	2,981,892	09/15/10	(297,592)
JPMorgan Chase Bank	CHF	1,703,028	AUD	1,826,000	09/15/10	8,351
JPMorgan Chase Bank	CHF	810,124	CAD	792,000	09/15/10	(8,079)
JPMorgan Chase Bank	CHF	2,514,022	EUR	1,869,000	09/15/10	21,047
JPMorgan Chase Bank	USD	1,126,933	AUD	1,291,443	09/15/10	35,737
JPMorgan Chase Bank	USD	2,323,660	CAD	2,408,409	09/15/10	17,722
JPMorgan Chase Bank	USD	22,843	CHF	24,000	09/15/10	207
JPMorgan Chase Bank	USD	4,736,511	CNY	31,317,000	09/14/11	(59,528)
JPMorgan Chase Bank	USD	2,195,912	CNY	14,504,000	03/30/12	(10,192)
JPMorgan Chase Bank	USD	375,750	EUR	298,556	08/23/10	13,310
JPMorgan Chase Bank	USD	6,296,153	EUR	5,010,626	09/15/10	233,192
JPMorgan Chase Bank	USD	755,602	GBP	504,509	08/09/10	36,024
JPMorgan Chase Bank	USD	1,541,529	GBP	1,014,000	09/15/10	49,273
JPMorgan Chase Bank	USD	303,602	IDR	2,773,100,000	10/14/10	2,553
JPMorgan Chase Bank	USD	1,605,005	JPY	141,802,848	09/15/10	36,924
JPMorgan Chase Bank	USD	268,201	KRW	323,236,000	10/21/10	4,074
JPMorgan Chase Bank	USD	174,339	NOK	1,096,764	09/15/10	5,774
JPMorgan Chase Bank	USD	3,086,240	NZD	4,437,539	09/15/10	123,025
JPMorgan Chase Bank	USD	2,326,000	SEK	18,151,778	09/15/10	187,470
Morgan Stanley Capital Services, Inc.	AUD	26,600,135	USD	22,321,477	09/15/10	(1,626,299)
Morgan Stanley Capital Services, Inc.	CAD	26,682,266	USD	25,622,792	09/15/10	(316,888)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Morgan Stanley Capital Services, Inc.	EUR	17,394,112	USD	21,605,369	09/15/10	$(1,060,893)
Morgan Stanley Capital Services, Inc.	GBP	3,398,309	USD	5,093,185	09/15/10	(238,211)
Morgan Stanley Capital Services, Inc.	JPY	788,101,900	USD	8,871,953	09/15/10	(253,443)
Morgan Stanley Capital Services, Inc.	NZD	19,063,809	USD	13,219,184	09/15/10	(567,919)
Morgan Stanley Capital Services, Inc.	SEK	41,210,076	USD	5,367,593	09/15/10	(338,752)
Morgan Stanley Capital Services, Inc.	CHF	8,624,193	USD	8,140,276	09/15/10	(142,329)
Morgan Stanley Capital Services, Inc.	USD	7,692,526	AUD	9,029,738	09/15/10	436,836
Morgan Stanley Capital Services, Inc.	USD	10,661,676	CAD	11,122,083	09/15/10	150,871
Morgan Stanley Capital Services, Inc.	USD	11,865,982	CHF	12,935,361	09/15/10	557,034
Morgan Stanley Capital Services, Inc.	USD	15,521,736	EUR	12,717,144	09/15/10	1,049,970
Morgan Stanley Capital Services, Inc.	USD	20,948,434	GBP	14,125,982	09/15/10	1,212,943
Morgan Stanley Capital Services, Inc.	USD	8,844,201	JPY	805,647,781	09/15/10	484,357
Morgan Stanley Capital Services, Inc.	USD	4,851,509	NZD	6,968,271	09/15/10	188,002
Morgan Stanley Capital Services, Inc.	USD	15,631,272	SEK	120,811,998	09/15/10	1,097,524
Royal Bank of Scotland PLC	USD	2,397,144	CAD	2,478,000	10/21/10	10,351
Royal Bank of Scotland PLC	USD	724,954	GBP	478,000	10/21/10	24,829
Westpac Banking Corp.	USD	1,109,888	AUD	1,275,000	10/21/10	33,068
						$262,276

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

EUR  Euro

GBP  Great Britain Pound

IDR  Indonesian Rupiah

JPY  Japanese Yen

KRW  South Korean Won

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

TRY  Turkish Lira

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Interest rate swaps4

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Citibank N.A.	EUR	8,000	04/23/20	1.145%[13]		4.262%		$—	$188,215	$188,215
Citibank N.A.	EUR	8,020	04/23/20	1.145	[13]	4.286		—	198,979	198,979
Citibank N.A.	EUR	2,410	04/23/40	4.119		1.145	[13]	—	(163,785)	(163,785)
Citibank N.A.	EUR	2,400	04/23/40	4.076		1.145	[13]	—	(143,916)	(143,916)
Citibank N.A.	EUR	6,640	05/14/20	1.145	[13]	4.348		—	181,908	181,908
Citibank N.A.	EUR	1,960	05/14/40	4.044		1.145	[13]	—	(105,644)	(105,644)
Citibank N.A.	EUR	3,190	05/14/20	1.145	[13]	4.270		—	74,310	74,310
Citibank N.A.	EUR	950	05/14/40	3.935		1.145	[13]	—	(32,027)	(32,027)
Citibank N.A.	USD	11,900	11/04/12	0.305	[14]	1.740		—	176,225	176,225
Citibank N.A.	USD	11,900	11/04/12	1.740		0.668	[15]	—	(175,922)	(175,922)
Credit Suisse International	EUR	4,990	12/15/15	2.750		1.145	[13]	103,150	(135,797)	(32,647)
Credit Suisse International	EUR	3,900	12/15/20	3.500		1.145	[13]	199,930	(195,956)	3,974
Credit Suisse International	JPY	460,000	12/15/17	1.250		0.441	[16]	127,710	(154,374)	(26,664)
Deutsche Bank AG	GBP	10	12/17/11	5.250		1.032	[17]	963	(876)	87
Deutsche Bank AG	GBP	10,130	08/24/15	3.332		1.032	[17]	—	(659,877)	(659,877)
Deutsche Bank AG	GBP	14,110	08/25/15	3.286		1.032	[17]	—	(868,862)	(868,862)
Deutsche Bank AG	GBP	16,980	08/24/20	1.032	[17]	4.150		—	1,713,474	1,713,474
Deutsche Bank AG	GBP	23,640	08/25/20	1.032	[17]	4.140		—	2,349,749	2,349,749
Deutsche Bank AG	GBP	8,490	08/24/25	4.437		1.032	[17]	—	(986,436)	(986,436)
Deutsche Bank AG	GBP	11,820	08/25/25	4.446		1.032	[17]	—	(1,391,219)	(1,391,219)
Deutsche Bank AG	KRW	660,000	01/28/11	2.630	[18]	2.820		—	65	65
Deutsche Bank AG	KRW	200,000	06/12/11	2.630	[18]	3.870		—	1,260	1,260
Deutsche Bank AG	KRW	1,420,000	06/26/11	2.630	[18]	3.692		—	7,301	7,301
Deutsche Bank AG	KRW	613,856	07/06/11	2.630	[18]	3.620		—	2,847	2,847
Deutsche Bank AG	KRW	1,025,603	07/07/11	2.630	[18]	3.626		—	4,811	4,811
Deutsche Bank AG	USD	8,400	12/15/15	3.000		0.454	[19]	116,000	(399,572)	(283,572)
Deutsche Bank AG	USD	4,500	12/15/20	4.000		0.454	[19]	171,583	(380,056)	(208,473)
JPMorgan Chase Bank	GBP	2,450	12/15/20	1.032	[17]	4.000		(100,956)	154,562	53,606
JPMorgan Chase Bank	KRW	641,000	01/28/11	2.630	[18]	2.830		—	89	89
JPMorgan Chase Bank	KRW	500,000	06/15/11	2.630	[18]	3.900		—	3,271	3,271
JPMorgan Chase Bank	KRW	1,500,000	06/22/11	2.630	[18]	3.719		—	7,943	7,943
JPMorgan Chase Bank	KRW	487,792	07/08/11	2.630	[18]	3.660		—	2,417	2,417
								$618,380	$(726,893)	$(108,513)

13  Rate based on the 6 Month Euribor.

14  Rate based on 1 Month LIBOR (USD on London Interbank Offered Rate).

15  Rate based on 6 Month LIBOR (USD on London Interbank Offered Rate).

16  Rate based on 6 Month LIBOR (JPY on London Interbank Offered Rate).

17  Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).

18  Rate based on 3 Month Korean Won CD.

19  Rate based on 3 Month LIBOR (USD on London Interbank Offered Rate).

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  South Korean Won

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

Credit default swaps on sovereign issues—buy protection4,20

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments made	Value	Unrealized appreciation (depreciation)
Bank of America NA	USD	100	09/20/15	1.000%[21]		—	[22]	$(28,738)	$23,055	$(5,683)
Bank of America NA	USD	200	09/20/15	1.000	[21]	—	[22]	(52,898)	46,109	(6,789)
Deutsche Bank AG	USD	200	09/20/15	1.000	[21]	—	[22]	(53,169)	46,109	(7,060)
Morgan Stanley & Co. International PLC	USD	430	06/20/15	1.000	[21]	—	[22]	(86,084)	96,906	10,822
Morgan Stanley & Co. International PLC	USD	1,110	06/20/20	0.250	[21]	—	[23]	(29,148)	45,169	16,021
Morgan Stanley & Co. International PLC	USD	1,110	06/20/20	0.250	[21]	—	[23]	(26,314)	45,169	18,855
Morgan Stanley & Co. International PLC	USD	1,120	06/20/20	0.250	[21]	—	[23]	(28,351)	45,576	17,225
								$(304,702)	$348,093	$43,391

20  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

21  Payments made are based on the notional amount.

22  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Hellenic Republic bond, 5.900%, due 10/22/22.

23  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the French Republic bond, 4.250%, due 04/25/19.

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2010

The following is a summary of the fair valuations according to the inputs used as of July 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$152,677,727	$—	$—	$152,677,727
Preferred stock	39,262	—	—	39,262
Investment companies	3,357,615	—	—	3,357,615
Unit trust	72,297	—	—	72,297
US government obligations	—	12,528,182	—	12,528,182
Federal farm credit bank certificate	—	5,288,886	—	5,288,886
Federal home loan bank certificate	—	1,501,506	—	1,501,506
Federal home loan mortgage corporation certificates	—	2,691,301	—	2,691,301
Federal national mortgage association certificates	—	2,955,255	—	2,955,255
Collateralized mortgage obligations	—	23,556,378	—	23,556,378
Asset-backed securities	—	15,433,543	—	15,433,543
Corporate notes	—	42,856,774	—	42,856,774
Municipal bonds and notes	—	2,830,912	—	2,830,912
Non-US government obligations	—	3,110,573	—	3,110,573
Time deposit	—	21,413,061	—	21,413,061
Short-term US government obligations	—	88,408,902	—	88,408,902
Repurchase agreement	—	83,353,000	—	83,353,000
Options purchased	201,150	—	—	201,150
Common stocks sold short	(21,974,696)	—	—	(21,974,696)
Written options	(321,400)	—	—	(321,400)
Futures, net	(811,536)	—	—	(811,536)
Forward foreign currency contracts, net	—	262,276	—	262,276
Swap agreements, net	—	(378,800)	—	(378,800)
Total	$133,240,419	$305,811,749	$—	$439,052,168

At July 31, 2010, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) during the nine months ended July 31, 2010:

Asset backed securities
Beginning balance	$322,737
Net purchases/(sales)	(431,270)
Accrued discounts/(premiums)	—
Total realized gain/(loss)	(204,437)
Net change in unrealized appreciation/depreciation	312,970
Net transfers in/(out) of Level 3	—
Ending balance	$—

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2010 to July 31, 2010.

Actual expenses

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2010	Ending account value July 31, 2010	Expenses paid during period[1] 02/01/10 to 07/31/10	Expense ratio during the period
UBS PACE Money Market Investments
Class P	Actual	$1,000.00	$1,000.00	$1.24	0.25%
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.55	1.25	0.25
UBS PACE Government Securities Fixed Income Investments
Class A	Actual	1,000.00	1,047.90	5.18	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.74	5.11	1.02
Class B	Actual	1,000.00	1,043.40	8.97	1.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.02	8.85	1.77
Class C	Actual	1,000.00	1,045.30	7.71	1.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.26	7.60	1.52
Class Y	Actual	1,000.00	1,049.20	3.91	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.98	3.86	0.77
Class P	Actual	1,000.00	1,048.40	3.91	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.98	3.86	0.77
UBS PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,036.10	4.70	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66	0.93
Class B	Actual	1,000.00	1,032.20	8.47	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.46	8.40	1.68
Class C	Actual	1,000.00	1,032.60	7.21	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.70	7.15	1.43
Class Y	Actual	1,000.00	1,036.50	3.43	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
Class P	Actual	1,000.00	1,036.50	3.43	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2010	Ending account value July 31, 2010	Expenses paid during period[1] 02/01/10 to 07/31/10	Expense ratio during the period
UBS PACE Strategic Fixed Income Investments
Class A	Actual	$1,000.00	$1,068.60	$5.44	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.54	5.31	1.06
Class B	Actual	1,000.00	1,064.60	9.27	1.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.82	9.05	1.81
Class C	Actual	1,000.00	1,066.00	7.99	1.56
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.06	7.80	1.56
Class Y	Actual	1,000.00	1,070.10	4.72	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.23	4.61	0.92
Class P	Actual	1,000.00	1,069.90	4.16	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.78	4.06	0.81
UBS PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,035.40	4.69	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66	0.93
Class B	Actual	1,000.00	1,031.50	8.46	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.46	8.40	1.68
Class C	Actual	1,000.00	1,032.80	7.21	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.70	7.15	1.43
Class Y	Actual	1,000.00	1,036.60	3.43	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
Class P	Actual	1,000.00	1,037.50	3.44	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
UBS PACE Global Fixed Income Investments
Class A	Actual	1,000.00	1,011.30	6.23	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26	1.25
Class B	Actual	1,000.00	1,007.40	9.95	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00
Class C	Actual	1,000.00	1,008.90	8.57	1.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.27	8.60	1.72
Class Y	Actual	1,000.00	1,012.90	5.44	1.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.39	5.46	1.09
Class P	Actual	1,000.00	1,012.50	4.99	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2010	Ending account value July 31, 2010	Expenses paid during period[1] 02/01/10 to 07/31/10	Expense ratio during the period
UBS PACE High Yield Investments
Class A	Actual	$1,000.00	$1,055.10	$6.88	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	6.76	1.35
Class C	Actual	1,000.00	1,053.90	9.22	1.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.82	9.05	1.81
Class Y	Actual	1,000.00	1,057.30	5.61	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10
Class P	Actual	1,000.00	1,056.30	5.61	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10
UBS PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,030.00	5.99	1.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.89	5.96	1.19
Class B	Actual	1,000.00	1,026.30	10.15	2.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.78	10.09	2.02
Class C	Actual	1,000.00	1,026.50	10.15	2.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.78	10.09	2.02
Class Y	Actual	1,000.00	1,031.30	4.84	0.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.03	4.81	0.96
Class P	Actual	1,000.00	1,031.40	4.78	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
UBS PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,028.20	6.14	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.74	6.11	1.22
Class B	Actual	1,000.00	1,024.50	10.29	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.63	10.24	2.05
Class C	Actual	1,000.00	1,024.40	10.29	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.63	10.24	2.05
Class Y	Actual	1,000.00	1,029.60	4.98	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	4.96	0.99
Class P	Actual	1,000.00	1,029.10	4.83	0.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.03	4.81	0.96

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2010	Ending account value July 31, 2010	Expenses paid during period[1] 02/01/10 to 07/31/10	Expense ratio during the period
UBS PACE Small/Medium Co Value Equity Investments
Class A	Actual	$1,000.00	$1,062.50	$7.01	1.37%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	6.85	1.37
Class B	Actual	1,000.00	1,060.10	11.03	2.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.08	10.79	2.16
Class C	Actual	1,000.00	1,059.00	10.77	2.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.33	10.54	2.11
Class Y	Actual	1,000.00	1,063.20	5.88	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15
Class P	Actual	1,000.00	1,062.90	5.93	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.04	5.81	1.16
UBS PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	1,048.70	6.76	1.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.20	6.66	1.33
Class B	Actual	1,000.00	1,046.10	10.81	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.23	10.64	2.13
Class C	Actual	1,000.00	1,044.80	10.80	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.23	10.64	2.13
Class Y	Actual	1,000.00	1,047.70	5.53	1.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.39	5.46	1.09
Class P	Actual	1,000.00	1,049.10	5.74	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.66	1.13
UBS PACE International Equity Investments
Class A	Actual	1,000.00	987.40	7.05	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.70	7.15	1.43
Class B	Actual	1,000.00	984.00	11.81	2.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.89	11.98	2.40
Class C	Actual	1,000.00	982.90	11.06	2.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.64	11.23	2.25
Class Y	Actual	1,000.00	989.00	5.87	1.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.89	5.96	1.19
Class P	Actual	1,000.00	988.20	5.87	1.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.89	5.96	1.19

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2010	Ending account value July 31, 2010	Expenses paid during period[1] 02/01/10 to 07/31/10	Expense ratio during the period
UBS PACE International Emerging Markets Equity Investments
Class A	Actual	$1,000.00	$1,068.40	$9.64	1.88%
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.47	9.39	1.88
Class B	Actual	1,000.00	1,063.90	13.77	2.69
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.46	13.42	2.69
Class C	Actual	1,000.00	1,063.60	13.41	2.62
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.80	13.07	2.62
Class Y	Actual	1,000.00	1,069.80	8.88	1.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.22	8.65	1.73
Class P	Actual	1,000.00	1,068.30	9.59	1.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.52	9.35	1.87
UBS PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	1,092.60	7.52	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class C	Actual	1,000.00	1,090.70	11.40	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.88	10.99	2.20
Class Y	Actual	1,000.00	1,094.50	6.23	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class P	Actual	1,000.00	1,094.60	6.23	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
UBS PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,012.20	9.93	1.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.93	9.94	1.99
Class C	Actual	1,000.00	1,007.90	13.79	2.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.06	13.81	2.77
Class Y	Actual	1,000.00	1,014.30	8.69	1.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.17	8.70	1.74
Class P	Actual	1,000.00	1,013.20	8.69	1.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.17	8.70	1.74

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS PACE Select Advisors Trust

Statement of assets and liabilities

July 31, 2010

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost—$338,048,143; $961,331,906; $450,065,940; $769,479,246; $312,737,900; $472,661,456; $207,733,304, respectively)[1]	$338,048,143	$965,553,859	$462,249,402	$790,890,036
Investment in an affiliated security, at value (cost—$0; $0; $1,702,277; $196,020; $0; $0; $22,131,690, respectively)	—	—	1,702,277	196,020
Repurchase agreements, at value (cost—$48,080,000; $83,335,000; $49,017,000; $4,277,000; $0; $5,550,000; $5,177,000, respectively)	48,080,000	83,335,000	49,017,000	4,277,000
Total investments in securities, at value (cost—$386,128,143; $1,044,666,906; $500,785,217; $773,952,266; $312,737,900; $478,211,456; $235,041,994, respectively)	$386,128,143	$1,048,888,859	$512,968,679	$795,363,056
Cash	819	—	—	471
Foreign currency, at value (cost—$0; $0; $126; $288,194; $0; $914,890; $95,503, respectively)	—	—	156	301,339
Receivable from affiliate	79,116	—	—	—
Receivable for investments sold	—	835,043,452	105,487,765	27,730,211
Receivable for shares of beneficial interest sold	1,274,324	738,990	846,976	981,097
Receivable for interest	102,162	1,088,230	3,445,654	7,029,820
Swap agreements, at value[3]	—	587,500	—	3,808,279
Due from broker	—	—	—	133,158
Unrealized appreciation on forward foreign currency contracts	—	—	990,206	357,550
Receivable for variation margin	—	51,031	—	183,609
Receivable for foreign tax reclaims	—	—	655	33,701
Other assets	26,523	40,333	36,421	632,492
Total assets	387,611,087	1,886,438,395	623,776,512	836,554,783
Liabilities:
Payable for shares of beneficial interest repurchased	990,975	784,332	725,356	1,059,436
Payable to custodian	4,628	60,565	1,092,618	33,417
Dividends payable to shareholders	1,760	—	—	—
Payable for investments purchased	—	1,192,720,765	127,626,152	72,333,704
Investments sold short, at value (proceeds—$0; $44,943,750; $15,590,094; $0; $0; $0; $0, respectively)	—	45,209,683	15,603,575	—
Due to broker	—	2,490,292	311	4,077,159
Options written, at value (premiums received—$0; $1,092,053; $0; $707,790; $0; $0; $0, respectively)	—	961,691	—	1,782,467
Payable to affiliate	—	313,369	201,718	364,141
Payable for open reverse repurchase agreement	—	—	5,412,500	—
Payable for cash collateral from securities loaned	—	—	1,702,277	196,020
Unrealized depreciation on forward foreign currency contracts	—	—	619,512	2,615,399
Payable for variation margin	—	—	115,617	—
Swap agreements, at value[3]	—	—	—	1,452,365
Payable for foreign withholding taxes	—	—	—	369
Accrued expenses and other liabilities	396,526	272,723	170,880	307,681
Total liabilities	1,393,889	1,242,813,420	153,270,516	84,222,158

1 Includes $0; $0; $1,665,620; $191,869; $0; $0; $21,542,341, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2 Includes restricted cash of $7,043,136 delivered to broker as initial margin for futures contracts for UBS PACE Global Fixed Income Investments.

3 Includes net upfront payments made by UBS PACE Government Securities Fixed Income Investments of $550,664 and net upfront payments made by UBS PACE Strategic Fixed Income Investments of $795,538.

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost—$338,048,143; $961,331,906; $450,065,940; $769,479,246; $312,737,900; $472,661,456; $207,733,304, respectively)[1]	$329,290,520	$497,789,301	$219,470,953
Investment in an affiliated security, at value (cost—$0; $0; $1,702,277; $196,020; $0; $0; $22,131,690, respectively)	—	—	22,131,690
Repurchase agreements, at value (cost—$48,080,000; $83,335,000; $49,017,000; $4,277,000; $0; $5,550,000; $5,177,000, respectively)	—	5,550,000	5,177,000
Total investments in securities, at value (cost—$386,128,143; $1,044,666,906; $500,785,217; $773,952,266; $312,737,900; $478,211,456; $235,041,994, respectively)	$329,290,520	$503,339,301	$246,779,643
Cash	—	7,043,722[2]	410
Foreign currency, at value (cost—$0; $0; $126; $288,194; $0; $914,890; $95,503, respectively)	—	915,631	97,440
Receivable from affiliate	—	—	—
Receivable for investments sold	—	—	126,458
Receivable for shares of beneficial interest sold	548,185	531,579	614,061
Receivable for interest	3,589,940	6,796,337	4,083,033
Swap agreements, at value[3]	—	—	—
Due from broker	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	9,674,106	—
Receivable for variation margin	—	—	—
Receivable for foreign tax reclaims	—	53,946	11,464
Other assets	30,605	37,302	32,404
Total assets	333,459,250	528,391,924	251,744,913
Liabilities:
Payable for shares of beneficial interest repurchased	489,276	813,088	230,544
Payable to custodian	9,592	38,608	8,020
Dividends payable to shareholders	—	—	—
Payable for investments purchased	4,193,563	—	2,459,345
Investments sold short, at value (proceeds—$0; $44,943,750; $15,590,094; $0; $0; $0; $0, respectively)	—	—	—
Due to broker	—	4,308,350	—
Options written, at value (premiums received—$0; $1,092,053; $0; $707,790; $0; $0; $0, respectively)	—	—	—
Payable to affiliate	168,224	306,881	131,006
Payable for open reverse repurchase agreement	—	—	—
Payable for cash collateral from securities loaned	—	—	22,131,690
Unrealized depreciation on forward foreign currency contracts	—	4,887,492	967,113
Payable for variation margin	—	1,846,684	—
Swap agreements, at value[3]	—	—	—
Payable for foreign withholding taxes	—	15,836	2,708
Accrued expenses and other liabilities	116,852	311,085	163,654
Total liabilities	4,977,507	12,528,024	26,094,080

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2010

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$386,217,292	$616,608,594	$478,427,935	$714,722,628
Accumulated undistributed (distributions in excess of) net investment income	—	53,465	(269,948)	6,329,490
Accumulated net realized gains (losses)	(94)	22,577,807	(19,624,677)	10,670,282
Net unrealized appreciation	—	4,385,109	11,972,686	20,610,225
Net assets	$386,217,198	$643,624,975	$470,505,996	$752,332,625
Class A
Net assets	$—	$92,416,258	$42,904,780	$45,499,184
Shares outstanding	—	6,743,200	3,570,855	3,125,970
Net asset value per share	$—	$13.71	$12.02	$14.56
Maximum offering price per share	$—	$14.36	$12.59	$15.25
Class B
Net assets	$—	$156,522	$156,544	$299,836
Shares outstanding	—	11,416	13,004	20,608
Net asset value and offering price per share	$—	$13.71	$12.04	$14.55
Class C
Net assets	$—	$24,393,974	$4,646,411	$12,288,777
Shares outstanding	—	1,778,259	386,258	844,178
Net asset value and offering price per share	$—	$13.72	$12.03	$14.56
Class Y
Net assets	$—	$49,486,132	$1,997,405	$3,058,346
Shares outstanding	—	3,609,984	166,215	210,338
Net asset value, offering price and redemption value per share[1]	$—	$13.71	$12.02	$14.54
Class P
Net assets	$386,217,198	$477,172,089	$420,800,856	$691,186,482
Shares outstanding	386,217,453	34,799,427	35,010,353	47,511,044
Net asset value, offering price and redemption value per share[1]	$1.00	$13.71	$12.02	$14.55

1 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$315,446,672	$521,580,241	$214,824,555
Accumulated undistributed (distributions in excess of) net investment income	—	(14,446,493)	(863,267)
Accumulated net realized gains (losses)	(3,517,549)	(19,348,037)	898,881
Net unrealized appreciation	16,552,620	28,078,189	10,790,664
Net assets	$328,481,743	$515,863,900	$225,650,833
Class A
Net assets	$83,501,031	$98,038,607	$13,158,458
Shares outstanding	6,452,031	8,579,886	1,293,826
Net asset value per share	$12.94	$11.43	$10.17
Maximum offering price per share	$13.55	$11.97	$10.65
Class B
Net assets	$61,557	$165,998	$—
Shares outstanding	4,753	14,484	—
Net asset value and offering price per share	$12.95	$11.46	$—
Class C
Net assets	$15,767,397	$7,154,310	$2,834,319
Shares outstanding	1,218,223	626,042	279,001
Net asset value and offering price per share	$12.94	$11.43	$10.16
Class Y
Net assets	$123,465	$5,824,534	$8,554
Shares outstanding	9,534	510,920	839
Net asset value, offering price and redemption value per share[1]	$12.95	$11.40	$10.20
Class P
Net assets	$229,028,293	$404,680,451	$209,649,502
Shares outstanding	17,691,618	35,416,701	20,589,969
Net asset value, offering price and redemption value per share[1]	$12.95	$11.43	$10.18

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2010

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,020,831,726; $859,725,147; $348,699,956; $338,763,029; $801,164,159; $232,224,731; $68,468,480; $376,944,156, respectively)[1]	$1,062,840,876	$948,426,606	$372,001,215	$363,473,032
Investment in an affiliated security, at value (cost—$9,903,388; $8,858,229; $11,194,599; $49,573,183; $37,141,889; $7,322,675; $4,402,048; $0, respectively)	9,903,388	8,858,229	11,194,599	49,573,183
Repurchase agreements, at value (cost—$19,581,000; $20,425,000; $9,819,000; $10,840,000; $10,932,000; $2,620,000; $1,173,000; $83,353,000, respectively)	19,581,000	20,425,000	9,819,000	10,840,000
Total investments in securities, at value (cost—$1,050,316,114; $889,008,376; $369,713,555; $399,176,212; $849,238,048; $242,167,406; $74,043,528; $460,297,156, respectively)	$1,092,325,264	$977,709,835	$393,014,814	$423,886,215
Cash	1,228	2,665	2,519	—
Foreign currency, at value (cost—$0; $0; $0; $0; $770,027; $456,449; $15,904; $147,921, respectively)	—	—	—	—
Receivable from affiliate	—	4,985	—	—
Receivable for investments sold	4,121,208	1,670,802	3,563,640	16,646,073
Receivable for shares of beneficial interest sold	1,037,463	998,184	331,520	341,637
Receivable for dividends and interest	1,693,949	469,041	102,849	23,048
Swap agreements, at value[3]	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for variation margin	—	—	—	—
Receivable for foreign tax reclaims	54,433	44,634	—	—
Other assets	47,988	66,022	33,281	33,565
Total assets	1,099,281,533	980,966,168	397,048,623	440,930,538
Liabilities:
Payable for investments purchased	10,333,599	1,204,557	5,929,058	16,046,061
Payable for cash collateral from securities loaned	9,903,388	8,858,229	11,194,599	49,573,183
Payable for shares of beneficial interest repurchased	1,942,666	1,396,526	412,472	411,072
Payable to affiliate	719,808	633,233	236,578	236,455
Payable to custodian	35,242	31,739	12,422	69,432
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payable for foreign withholding taxes	—	—	—	—
Payable for variation margin	—	—	—	—
Investments sold short, at value (proceeds—$0; $0; $0; $0; $0; $0; $0; $21,698,169, respectively)	—	—	—	—
Swap agreements, at value[3]	—	—	—	—
Options written, at value (premiums received $0; $0; $0; $0; $0; $0; $0; $269,063, respectively)	—	—	—	—
Due to broker	—	—	—	—
Accrued expenses and other liabilities	354,441	314,513	297,448	295,671
Total liabilities	23,289,144	12,438,797	18,082,577	66,631,874

1 Includes $9,705,645; $8,538,533; $10,849,032; $48,363,302; $35,508,561; $7,108,056; $4,223,513; $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2 Includes restricted cash of $182,000 and $23,825,408 delivered to broker as initial margin for investments sold short, futures contracts and/or swaps for UBS PACE International Equity Investments and UBS PACE Alternative Strategies Investments, respectively.

3 Includes net upfront payments received by UBS PACE Alternative Strategies Investments of $313,678.

	UBS PACE International Equity Investments		UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,020,831,726; $859,725,147; $348,699,956; $338,763,029; $801,164,159; $232,224,731; $68,468,480; $376,944,156, respectively)[1]	$778,745,881		$274,973,536	$76,975,026	$378,923,324
Investment in an affiliated security, at value (cost—$9,903,388; $8,858,229; $11,194,599; $49,573,183; $37,141,889; $7,322,675; $4,402,048; $0, respectively)	37,141,889		7,322,675	4,402,048	—
Repurchase agreements, at value (cost—$19,581,000; $20,425,000; $9,819,000; $10,840,000; $10,932,000; $2,620,000; $1,173,000; $83,353,000, respectively)	10,932,000		2,620,000	1,173,000	83,353,000
Total investments in securities, at value (cost—$1,050,316,114; $889,008,376; $369,713,555; $399,176,212; $849,238,048; $242,167,406; $74,043,528; $460,297,156, respectively)	$826,819,770		$284,916,211	$82,550,074	$462,276,324
Cash	183,435	[2]	19,750	1,576	23,852,045	[2]
Foreign currency, at value (cost—$0; $0; $0; $0; $770,027; $456,449; $15,904; $147,921, respectively)	779,495		458,143	15,914	149,099
Receivable from affiliate	—		—	22,428	—
Receivable for investments sold	967,608		1,351,371	130,500	7,705,029
Receivable for shares of beneficial interest sold	832,481		233,842	147,195	982,745
Receivable for dividends and interest	1,181,160		963,741	252,931	939,772
Swap agreements, at value[3]	—		—	—	5,415,519
Due from broker	—		—	—	16,838
Unrealized appreciation on forward foreign currency contracts	299,666		—	—	6,434,320
Receivable for variation margin	—		—	—	236,826
Receivable for foreign tax reclaims	934,479		24,106	12,831	131,579
Other assets	43,117		31,028	16,970	42,916
Total assets	832,041,211		287,998,192	83,150,419	508,183,012
Liabilities:
Payable for investments purchased	465,475		1,601,581	298,416	5,972,722
Payable for cash collateral from securities loaned	37,141,889		7,322,675	4,402,048	—
Payable for shares of beneficial interest repurchased	1,137,632		433,596	96,732	784,512
Payable to affiliate	598,196		256,680	941	521,534
Payable to custodian	61,443		47,998	4,602	35,235
Unrealized depreciation on forward foreign currency contracts	193,917		—	—	6,172,044
Payable for foreign withholding taxes	29,667		767,509	60,641	16,661
Payable for variation margin	16,369		—	—	752,153
Investments sold short, at value (proceeds—$0; $0; $0; $0; $0; $0; $0; $21,698,169, respectively)	—		—	—	21,974,696
Swap agreements, at value[3]	—		—	—	5,794,319
Options written, at value (premiums received $0; $0; $0; $0; $0; $0; $0; $269,063, respectively)	—		—	—	321,400
Due to broker	—		—	—	516,181
Accrued expenses and other liabilities	339,373		283,430	164,377	209,134
Total liabilities	39,983,961		10,713,469	5,027,757	43,070,591

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Statement of assets and liabilities (concluded)

July 31, 2010

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,415,801,147	$1,142,471,991	$451,297,232	$444,739,958
Accumulated undistributed net investment income	6,223,572	1,654,665	178,159	—
Accumulated net realized loss	(388,041,480)	(264,300,744)	(95,810,604)	(95,151,297)
Net unrealized appreciation (depreciation)	42,009,150	88,701,459	23,301,259	24,710,003
Net assets	$1,075,992,389	$968,527,371	$378,966,046	$374,298,664
Class A
Net assets	$143,284,090	$55,977,933	$27,919,871	$32,052,832
Shares outstanding	9,705,347	3,744,879	1,955,654	2,609,569
Net asset value per share	$14.76	$14.95	$14.28	$12.28
Maximum offering price per share	$15.62	$15.82	$15.11	$12.99
Class B
Net assets	$165,416	$86,347	$56,524	$15,734
Shares outstanding	11,158	6,255	4,338	1,416
Net asset value and offering price per share	$14.82	$13.80	$13.03	$11.11
Class C
Net assets	$15,271,647	$3,955,628	$5,177,992	$3,217,083
Shares outstanding	1,036,474	285,749	395,394	287,610
Net asset value and offering price per share	$14.73	$13.84	$13.10	$11.19
Class Y
Net assets	$17,345,289	$12,618,861	$317,781	$62,431
Shares outstanding	1,171,388	825,476	21,720	4,902
Net asset value, offering price and redemption value per share[1]	$14.81	$15.29	$14.63	$12.74
Class P
Net assets	$899,925,947	$895,888,602	$345,493,878	$338,950,584
Shares outstanding	60,963,067	58,883,708	23,771,425	26,849,792
Net asset value, offering price and redemption value per share[1]	$14.76	$15.21	$14.53	$12.62

1 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,105,346,598	$295,883,739	$119,266,862	$590,410,630
Accumulated undistributed net investment income	9,642,793	1,933,910	424,617	4,954,050
Accumulated net realized loss	(300,746,990)	(62,683,765)	(50,079,215)	(131,288,548)
Net unrealized appreciation (depreciation)	(22,185,151)	42,150,839	8,510,398	1,036,289
Net assets	$792,057,250	$277,284,723	$78,122,662	$465,112,421
Class A
Net assets	$66,354,833	$19,110,645	$3,975,102	$56,772,025
Shares outstanding	5,663,222	1,567,458	748,537	6,199,698
Net asset value per share	$11.72	$12.19	$5.31	$9.16
Maximum offering price per share	$12.40	$12.90	$5.62	$9.69
Class B
Net assets	$19,572	$60,005	$—	$—
Shares outstanding	1,675	5,227	—	—
Net asset value and offering price per share	$11.68	$11.48	$—	$—
Class C
Net assets	$3,768,774	$3,682,193	$170,612	$6,886,755
Shares outstanding	328,440	323,706	32,276	767,840
Net asset value and offering price per share	$11.47	$11.38	$5.29	$8.97
Class Y
Net assets	$23,368,337	$21,524,310	$110,956	$1,976,712
Shares outstanding	1,994,836	1,735,090	20,817	215,187
Net asset value, offering price and redemption value per share[1]	$11.71	$12.41	$5.33	$9.19
Class P
Net assets	$698,545,734	$232,907,570	$73,865,992	$399,476,929
Shares outstanding	59,731,678	18,846,396	13,888,873	43,478,804
Net asset value, offering price and redemption value per share[1]	$11.69	$12.36	$5.32	$9.19

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Statement of operations

For the year ended July 31, 2010

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $1,993; $0; $3,514; $0; $7,502; $0, respectively)	$1,222,973	$24,861,186	$16,825,840	$30,649,752
Dividends	—	—	—	480,000
Affiliated securities lending income	87	—	9,953	8,191
	1,223,060	24,861,186	16,835,793	31,137,943
Expenses:
Investment management and administration fees	1,521,353	3,760,135	2,314,708	4,294,430
Service fees–Class A	—	226,685	108,549	95,146
Service and distribution fees–Class B	—	1,366	1,581	3,246
Service and distribution fees–Class C	—	180,888	35,612	76,433
Transfer agency and related services fees	1,857,526	850,036	403,090	1,003,177
Reports and notices to shareholders	226,677	82,273	42,360	97,833
Professional fees	108,660	215,439	160,141	213,604
Custody and accounting fees	58,109	267,113	159,444	369,841
State registration fees	46,895	67,204	64,503	67,536
US Treasury Temporary Guarantee Program Participation fees	29,569	—	—	—
Insurance expense	20,476	20,397	13,326	22,537
Trustees' fees	17,615	18,875	17,359	19,815
Interest expense	—	1,075	1,359	—
Other expenses	13,444	40,193	37,991	38,988
	3,900,324	5,731,679	3,360,023	6,302,586
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(2,720,825)	(621,136)	(234,920)	(430,389)
Net expenses	1,179,499	5,110,543	3,125,103	5,872,197
Net investment income	43,561	19,750,643	13,710,690	25,265,746
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	(94)	24,038,084	7,016,345	8,287,001
Futures	—	601,022	(1,866,548)	6,667,807
Options written	—	1,428,484	—	1,463,453
Investments sold short	—	289,829	7,764	(167,566)
Swaps	—	(292,984)	—	9,977,020
Forward foreign currency contracts and foreign currency transactions	—	—	(177,580)	2,447,319
Net realized gain (loss)	(94)	26,064,435	4,979,981	28,675,034
Net change in unrealized appreciation/depreciation of:
Investments	—	10,788,844	13,300,028	53,067,094
Futures	—	261,891	(785,401)	1,207,768
Options written	—	106,931	—	(1,542,657)
Investments sold short	—	501,962	126,359	105,632
Swaps	—	1,273,904	—	310,163
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	476,637	(1,168,430)
Net change in unrealized appreciation/depreciation	—	12,933,532	13,117,623	51,979,570
Net realized and unrealized gains (losses) from investment activities	(94)	38,997,967	18,097,604	80,654,604
Net increase in net assets resulting from operations	$43,467	$58,748,610	$31,808,294	$105,920,350

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $1,993; $0; $3,514; $0; $7,502; $0, respectively)	$12,513,993	$17,998,661	$18,366,944
Dividends	—	—	640,836
Affiliated securities lending income	—	58	171,295
	12,513,993	17,998,719	19,179,075
Expenses:
Investment management and administration fees	1,686,314	3,806,678	1,582,556
Service fees–Class A	215,102	254,132	25,945
Service and distribution fees–Class B	792	1,875	—
Service and distribution fees–Class C	117,035	54,098	16,571
Transfer agency and related services fees	191,904	1,044,399	408,570
Reports and notices to shareholders	22,748	98,126	34,701
Professional fees	134,941	163,281	141,162
Custody and accounting fees	107,983	452,999	85,128
State registration fees	65,828	61,810	52,147
US Treasury Temporary Guarantee Program Participation fees	—	—	—
Insurance expense	9,518	17,523	4,789
Trustees' fees	16,397	18,038	15,444
Interest expense	—	—	—
Other expenses	25,349	27,867	22,959
	2,593,911	6,000,826	2,389,972
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(137,595)	(639,593)	(174,480)
Net expenses	2,456,316	5,361,233	2,215,492
Net investment income	10,057,677	12,637,486	16,963,583
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	(337,288)	8,115,423	6,182,162
Futures	—	(1,270,260)	—
Options written	—	—	—
Investments sold short	—	—	—
Swaps	—	—	—
Forward foreign currency contracts and foreign currency transactions	—	5,706,480	3,543,903
Net realized gain (loss)	(337,288)	12,551,643	9,726,065
Net change in unrealized appreciation/depreciation of:
Investments	12,365,344	(910,364)	14,106,496
Futures	—	(4,117,754)	—
Options written	—	—	—
Investments sold short	—	—	—
Swaps	—	—	—
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	1,638,832	(782,787)
Net change in unrealized appreciation/depreciation	12,365,344	(3,389,286)	13,323,709
Net realized and unrealized gains (losses) from investment activities	12,028,056	9,162,357	23,049,774
Net increase in net assets resulting from operations	$22,085,733	$21,799,843	$40,013,357

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Statement of operations (concluded)

For the year ended July 31, 2010

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $27; $0; $2,810, respectively)	$1,044	$2,173	$897	$1,840
Dividends (net of foreign witholding taxes of $134,106; $55,284; $2,733; $5,076; $2,038,567; $911,832; $95,832; $144,768, respectively)	22,082,708	11,264,839	4,767,436	2,138,623
Affiliated securities lending income	86,573	101,280	236,878	301,153
	22,170,325	11,368,292	5,005,211	2,441,616
Expenses:
Investment management and administration fees	8,319,963	7,802,228	3,078,916	3,080,454
Service fees–Class A	384,049	146,991	70,658	82,243
Service and distribution fees–Class B	2,739	1,267	829	436
Service and distribution fees–Class C	167,239	42,995	56,334	34,277
Transfer agency and related services fees	1,295,296	1,177,381	1,081,398	1,084,783
Custody and accounting fees	437,719	392,069	152,321	152,117
Professional fees	148,278	151,307	181,822	141,628
Reports and notices to shareholders	131,267	113,084	128,894	94,890
State registration fees	69,501	68,265	59,497	59,295
Insurance expense	32,171	29,926	10,935	11,168
Trustees' fees	23,330	22,357	17,094	17,103
Interest expense	—	—	—	—
Dividend expense, interest expense and other borrowing costs for investments sold short	—	—	—	—
Other expenses	44,498	53,879	31,785	27,114
	11,056,050	10,001,749	4,870,483	4,785,508
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(859)	(292,992)	(300,298)	(338,574)
Net expenses	11,055,191	9,708,757	4,570,185	4,446,934
Net investment income (loss)	11,115,134	1,659,535	435,026	(2,005,318)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $226,664; $0; $0, respectively)	64,628,748	57,779,334	51,988,748	57,725,409
Futures	—	—	—	—
Options written	—	—	—	—
Investments sold short	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts and foreign currency transactions	—	—	(271)	—
Net realized gain	64,628,748	57,779,334	51,988,477	57,725,409
Net change in unrealized appreciation/depreciation of:
Investments	59,307,694	52,043,717	13,559,055	(1,119,645)
Futures	—	—	—	—
Options written	—	—	—	—
Investments sold short	—	—	—	—
Swaps	—	—	—	—
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—
Net change in unrealized appreciation/depreciation	59,307,694	52,043,717	13,559,055	(1,119,645)
Net realized and unrealized gains from investment activities	123,936,442	109,823,051	65,547,532	56,605,764
Net increase in net assets resulting from operations	$135,051,576	$111,482,586	$65,982,558	$54,600,446

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $27; $0; $2,810, respectively)	$578	$335	$21	$6,409,346
Dividends (net of foreign witholding taxes of $134,106; $55,284; $2,733; $5,076; $2,038,567; $911,832; $95,832; $144,768, respectively)	23,864,484	7,219,204	2,499,706	2,908,191
Affiliated securities lending income	591,491	41,142	16,950	—
	24,456,553	7,260,681	2,516,677	9,317,537
Expenses:
Investment management and administration fees	7,315,510	3,056,935	565,340	6,412,941
Service fees–Class A	179,132	46,819	8,982	150,513
Service and distribution fees–Class B	455	910	—	88
Service and distribution fees–Class C	41,618	38,852	1,570	68,468
Transfer agency and related services fees	1,145,813	986,745	382,072	489,843
Custody and accounting fees	776,749	597,492	51,920	472,222
Professional fees	162,435	148,539	181,631	345,954
Reports and notices to shareholders	108,097	91,755	54,182	68,507
State registration fees	67,311	66,624	44,152	69,637
Insurance expense	24,791	7,764	1,786	16,197
Trustees' fees	20,951	16,177	14,380	17,634
Interest expense	322	3,159	—	488
Dividend expense, interest expense and other borrowing costs for investments sold short	—	—	—	242,812
Other expenses	57,252	48,160	42,356	64,142
	9,900,436	5,109,931	1,348,371	8,419,446
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(86)	—	(489,809)	(171,663)
Net expenses	9,900,350	5,109,931	858,562	8,247,783
Net investment income (loss)	14,556,203	2,150,750	1,658,115	1,069,754
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $226,664; $0; $0, respectively)	16,308,043	191,922	8,230,121	23,208,514
Futures	26,639	—	—	(3,900,130)
Options written	—	—	—	2,046,260
Investments sold short	—	—	—	(5,910,185)
Swaps	—	—	—	(3,855,182)
Forward foreign currency contracts and foreign currency transactions	217,594	(32,690)	(34,764)	3,754,549
Net realized gain	16,552,276	159,232	8,195,357	15,343,826
Net change in unrealized appreciation/depreciation of:
Investments	(13,825,456)	40,674,857	1,811,952	(3,095,658)
Futures	(18,458)	—	—	43,833
Options written	—	—	—	88,998
Investments sold short	—	—	—	2,898,288
Swaps	—	—	—	4,069,871
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(15,019)	(356,462)	(2,694)	132,397
Net change in unrealized appreciation/depreciation	(13,858,933)	40,318,395	1,809,258	4,137,729
Net realized and unrealized gains from investment activities	2,693,343	40,477,627	10,004,615	19,481,555
Net increase in net assets resulting from operations	$17,249,546	$42,628,377	$11,662,730	$20,551,309

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Statement of changes in net assets

	UBS PACE Money Market Investments		UBS PACE Government Securities Fixed Income Investments		UBS PACE Intermediate Fixed Income Investments
	Years ended July 31,		Years ended July 31,		Years ended July 31,
	2010	2009	2010	2009	2010	2009
From operations:
Net investment income	$43,561	$5,113,515	$19,750,643	$28,664,138	$13,710,690	$16,996,144
Net realized gains (losses)	(94)	43,603	26,064,435	23,839,002	4,979,981	(7,318,777)
Net change in unrealized appreciation/depreciation	—	—	12,933,532	458,752	13,117,623	7,680,570
Net increase in net assets resulting from operations	43,467	5,157,118	58,748,610	52,961,892	31,808,294	17,357,937
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(3,092,475)	(4,459,286)	(1,454,509)	(1,795,305)
Net investment income–Class B	—	—	(3,663)	(17,093)	(4,138)	(6,035)
Net investment income–Class C	—	—	(700,042)	(1,065,359)	(134,304)	(154,820)
Net investment income–Class Y	—	—	(1,558,291)	(1,813,866)	(78,814)	(80,494)
Net investment income–Class P	(43,561)	(5,113,515)	(16,487,839)	(24,117,548)	(13,904,993)	(15,303,630)
Net realized gains–Class A	—	—	(3,082,896)	—	—	—
Net realized gains–Class B	—	—	(4,285)	—	—	—
Net realized gains–Class C	—	—	(821,564)	—	—	—
Net realized gains–Class Y	—	—	(1,438,485)	—	—	—
Net realized gains–Class P	(10,489)	(75,184)	(15,257,195)	—	—	—
	(54,050)	(5,188,699)	(42,446,735)	(31,473,152)	(15,576,758)	(17,340,284)
From beneficial interest transactions:
Net proceeds from shares sold	409,092,964	993,352,180	162,167,465	180,737,884	146,111,607	156,868,298
Cost of shares repurchased	(552,857,220)	(992,040,001)	(150,566,609)	(340,376,987)	(112,192,313)	(223,675,213)
Proceeds from dividends reinvested	33,528	5,435,215	39,428,168	29,363,558	14,435,941	16,380,092
Net increase (decrease) in net assets from beneficial interest transactions	(143,730,728)	6,747,394	51,029,024	(130,275,545)	48,355,235	(50,426,823)
Redemption fees	—	—	35,049	120,261	33,544	113,274
Net increase (decrease) in net assets	(143,741,311)	6,715,813	67,365,948	(108,666,544)	64,620,315	(50,295,896)
Net assets:
Beginning of year	529,958,509	523,242,696	576,259,027	684,925,571	405,885,681	456,181,577
End of year	$386,217,198	$529,958,509	$643,624,975	$576,259,027	$470,505,996	$405,885,681
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$53,465	$1,237,067	$(269,948)	$1,710,474

	UBS PACE Strategic Fixed Income Investments		UBS PACE Municipal Fixed Income Investments
	Years ended July 31,		Years ended July 31,
	2010	2009	2010	2009
From operations:
Net investment income	$25,265,746	$33,654,966	$10,057,677	$10,744,740
Net realized gains (losses)	28,675,034	7,967,596	(337,288)	(1,123,099)
Net change in unrealized appreciation/depreciation	51,979,570	1,880,036	12,365,344	7,206,351
Net increase in net assets resulting from operations	105,920,350	43,502,598	22,085,733	16,827,992
Dividends and distributions to shareholders from:
Net investment income–Class A	(1,573,552)	(1,614,614)	(2,642,625)	(2,879,884)
Net investment income–Class B	(11,180)	(11,303)	(1,834)	(3,929)
Net investment income–Class C	(372,694)	(334,904)	(401,842)	(421,556)
Net investment income–Class Y	(159,112)	(174,389)	(4,175)	(5,020)
Net investment income–Class P	(28,715,448)	(37,539,805)	(7,008,463)	(7,435,480)
Net realized gains–Class A	(41,715)	(1,866,391)	—	—
Net realized gains–Class B	(395)	(13,019)	—	—
Net realized gains–Class C	(11,433)	(398,362)	—	—
Net realized gains–Class Y	(4,631)	(189,340)	—	—
Net realized gains–Class P	(741,454)	(43,989,249)	—	—
	(31,631,614)	(86,131,376)	(10,058,939)	(10,745,869)
From beneficial interest transactions:
Net proceeds from shares sold	193,295,918	152,450,169	84,935,927	90,502,777
Cost of shares repurchased	(175,530,436)	(385,082,637)	(68,680,922)	(157,640,422)
Proceeds from dividends reinvested	30,395,726	83,799,182	8,481,872	9,402,735
Net increase (decrease) in net assets from beneficial interest transactions	48,161,208	(148,833,286)	24,736,877	(57,734,910)
Redemption fees	38,697	80,018	14,907	48,672
Net increase (decrease) in net assets	122,488,641	(191,382,046)	36,778,578	(51,604,115)
Net assets:
Beginning of year	629,843,984	821,226,030	291,703,165	343,307,280
End of year	$752,332,625	$629,843,984	$328,481,743	$291,703,165
Accumulated undistributed (distributions in excess of) net investment income	$6,329,490	$5,309,230	$—	$—

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Statement of changes in net assets (continued)

	UBS PACE Global Fixed Income Investments		UBS PACE High Yield Investments		UBS PACE Large Co Value Equity Investments
	Years ended July 31,		Years ended July 31,		Years ended July 31,
	2010	2009	2010	2009	2010	2009
From operations:
Net investment income	$12,637,486	$15,615,747	$16,963,583	$11,200,822	$11,115,134	$16,958,970
Net realized gains (losses)	12,551,643	(26,365,308)	9,726,065	(5,007,629)	64,628,748	(420,037,775)
Net change in unrealized appreciation/depreciation	(3,389,286)	5,063,248	13,323,709	6,220,614	59,307,694	122,875,680
Net increase (decrease) in net assets resulting from operations	21,799,843	(5,686,313)	40,013,357	12,413,807	135,051,576	(280,203,125)
Dividends and distributions to shareholders from:
Net investment income–Class A	(6,049,909)	(4,095,955)	(765,754)	(341,107)	(1,427,479)	(3,178,460)
Net investment income–Class B	(9,958)	(9,089)	—	—	—	(4,380)
Net investment income–Class C	(393,818)	(240,524)	(152,806)	(33,225)	(31,970)	(172,642)
Net investment income–Class Y	(454,829)	(350,713)	(605)	(309)	(316,414)	(628,808)
Net investment income–Class P	(23,807,959)	(17,151,555)	(14,154,934)	(12,387,174)	(10,516,247)	(20,083,416)
Net realized gains–Class A	—	—	(78,625)	—	—	—
Net realized gains–Class B	—	—	—	—	—	—
Net realized gains–Class C	—	—	(16,928)	—	—	—
Net realized gains–Class Y	—	—	(51)	—	—	—
Net realized gains–Class P	—	—	(1,255,813)	—	—	—
Return of capital–Class A	(192,113)	—	—	—	—	—
Return of capital–Class B	(248)	—	—	—	—	—
Return of capital–Class C	(11,357)	—	—	—	—	—
Return of capital–Class Y	(13,488)	—	—	—	—	—
Return of capital–Class P	(833,372)	—	—	—	—	—
	(31,767,051)	(21,847,836)	(16,425,516)	(12,761,815)	(12,292,110)	(24,067,706)
From beneficial interest transactions:
Net proceeds from shares sold	113,913,467	76,168,397	78,982,899	64,069,371	189,228,067	241,241,795
Cost of shares repurchased	(101,037,675)	(256,422,347)	(48,839,004)	(64,890,905)	(254,574,170)	(390,942,993)
Proceeds from dividends reinvested	29,414,162	20,468,390	15,514,240	12,364,524	11,815,305	23,321,670
Net increase (decrease) in net assets from beneficial interest transactions	42,289,954	(159,785,560)	45,658,135	11,542,990	(53,530,798)	(126,379,528)
Redemption fees	18,579	42,336	11,666	31,454	34,372	140,448
Net increase (decrease) in net assets	32,341,325	(187,277,373)	69,257,642	11,226,436	69,263,040	(430,509,911)
Net assets:
Beginning of year	483,522,575	670,799,948	156,393,191	145,166,755	1,006,729,349	1,437,239,260
End of year	$515,863,900	$483,522,575	$225,650,833	$156,393,191	$1,075,992,389	$1,006,729,349
Accumulated undistributed (distributions in excess of) net investment income	$(14,446,493)	$(6,709,415)	$(863,267)	$(1,125,494)	$6,223,572	$7,394,177

	UBS PACE Large Co Growth Equity Investments		UBS PACE Small/Medium Co Value Equity Investments
	Years ended July 31,		Years ended July 31,
	2010	2009	2010	2009
From operations:
Net investment income	$1,659,535	$4,348,619	$435,026	$2,067,550
Net realized gains (losses)	57,779,334	(307,971,318)	51,988,477	(126,526,202)
Net change in unrealized appreciation/depreciation	52,043,717	32,566,206	13,559,055	47,722,997
Net increase (decrease) in net assets resulting from operations	111,482,586	(271,056,493)	65,982,558	(76,735,655)
Dividends and distributions to shareholders from:
Net investment income–Class A	(116,030)	—	(16,813)	(180,976)
Net investment income–Class B	—	—	—	—
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(100,359)	(44,473)	(13,258)	(41,898)
Net investment income–Class P	(4,102,688)	(1,242,075)	(818,895)	(2,895,233)
Net realized gains–Class A	—	(294,201)	—	(6,943)
Net realized gains–Class B	—	(1,255)	—	(57)
Net realized gains–Class C	—	(24,776)	—	(1,751)
Net realized gains–Class Y	—	(89,212)	—	(938)
Net realized gains–Class P	—	(4,536,274)	—	(83,038)
Return of capital–Class A	—	—	—	—
Return of capital–Class B	—	—	—	—
Return of capital–Class C	—	—	—	—
Return of capital–Class Y	—	—	—	—
Return of capital–Class P	—	—	—	—
	(4,319,077)	(6,232,266)	(848,966)	(3,210,834)
From beneficial interest transactions:
Net proceeds from shares sold	186,545,357	217,727,567	64,946,583	83,578,030
Cost of shares repurchased	(228,881,459)	(384,750,899)	(95,629,678)	(142,331,683)
Proceeds from dividends reinvested	4,184,445	6,083,258	826,718	3,140,822
Net increase (decrease) in net assets from beneficial interest transactions	(38,151,657)	(160,940,074)	(29,856,377)	(55,612,831)
Redemption fees	31,168	126,320	13,369	54,836
Net increase (decrease) in net assets	69,043,020	(438,102,513)	35,290,584	(135,504,484)
Net assets:
Beginning of year	899,484,351	1,337,586,864	343,675,462	479,179,946
End of year	$968,527,371	$899,484,351	$378,966,046	$343,675,462
Accumulated undistributed (distributions in excess of) net investment income	$1,654,665	$4,314,260	$178,159	$662,945

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	UBS PACE Small/Medium Co Growth Equity Investments		UBS PACE International Equity Investments		UBS PACE International Emerging Markets Equity Investments
	Years ended July 31,		Years ended July 31,		Years ended July 31,
	2010	2009	2010	2009	2010	2009
From operations:
Net investment income (loss)	$(2,005,318)	$(1,149,411)	$14,556,203	$20,679,617	$2,150,750	$4,845,993
Net realized gains (losses)	57,725,409	(116,971,532)	16,552,276	(299,943,189)	159,232	(63,264,904)
Net change in unrealized appreciation/depreciation	(1,119,645)	17,977,754	(13,858,933)	(19,043,944)	40,318,395	(37,183,536)
Net increase (decrease) in net assets resulting from operations	54,600,446	(100,143,189)	17,249,546	(298,307,516)	42,628,377	(95,602,447)
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(1,498,115)	(3,074,397)	(253,419)	(167,345)
Net investment income–Class B	—	—	(401)	(1,520)	—	—
Net investment income–Class C	—	—	(54,114)	(139,987)	(38,834)	—
Net investment income–Class Y	—	—	(812,371)	(1,620,207)	(551,002)	(285,985)
Net investment income–Class P	—	—	(16,405,498)	(32,754,998)	(3,017,588)	(2,344,776)
Net realized gains–Class A	—	—	—	—	—	(4,223,244)
Net realized gains–Class B	—	—	—	—	—	(44,804)
Net realized gains–Class C	—	—	—	—	—	(852,014)
Net realized gains–Class Y	—	—	—	—	—	(4,254,851)
Net realized gains–Class P	—	—	—	—	—	(50,552,316)
	—	—	(18,770,499)	(37,591,109)	(3,860,843)	(62,725,335)
From beneficial interest transactions:
Net proceeds from shares sold	65,977,633	81,226,131	169,969,986	202,345,602	53,575,620	68,138,687
Cost of shares repurchased	(93,868,360)	(142,190,090)	(187,811,537)	(322,151,375)	(84,031,041)	(112,478,538)
Proceeds from dividends reinvested	—	—	18,146,234	36,549,444	3,764,075	61,489,737
Net increase (decrease) in net assets from beneficial interest transactions	(27,890,727)	(60,963,959)	304,683	(83,256,329)	(26,691,346)	17,149,886
Redemption fees	14,263	50,018	29,308	123,290	16,208	40,596
Net increase (decrease) in net assets	26,723,982	(161,057,130)	(1,186,962)	(419,031,664)	12,092,396	(141,137,300)
Net assets:
Beginning of year	347,574,682	508,631,812	793,244,212	1,212,275,876	265,192,327	406,329,627
End of year	$374,298,664	$347,574,682	$792,057,250	$793,244,212	$277,284,723	$265,192,327
Accumulated undistributed net investment income	$—	$—	$9,642,793	$13,620,567	$1,933,910	$3,826,880

	UBS PACE Global Real Estate Securities Investments		UBS PACE Alternative Strategies Investments
	Years ended July 31,		Years ended July 31,
	2010	2009	2010	2009
From operations:
Net investment income (loss)	$1,658,115	$1,794,014	$1,069,754	$4,615,054
Net realized gains (losses)	8,195,357	(44,883,601)	15,343,826	(151,442,276)
Net change in unrealized appreciation/depreciation	1,809,258	17,629,861	4,137,729	19,854,714
Net increase (decrease) in net assets resulting from operations	11,662,730	(25,459,726)	20,551,309	(126,972,508)
Dividends and distributions to shareholders from:
Net investment income–Class A	(294,268)	(41,094)	(183,571)	(277,728)
Net investment income–Class B	—	—	—	(159)
Net investment income–Class C	(12,411)	(416)	—	—
Net investment income–Class Y	(4,423)	—	(28,303)	(232,481)
Net investment income–Class P	(5,852,048)	(812,682)	(2,293,558)	(2,404,742)
Net realized gains–Class A	—	—	—	(763,753)
Net realized gains–Class B	—	—	—	(502)
Net realized gains–Class C	—	—	—	(59,017)
Net realized gains–Class Y	—	—	—	(267,241)
Net realized gains–Class P	—	—	—	(3,358,184)
	(6,163,150)	(854,192)	(2,505,432)	(7,363,807)
From beneficial interest transactions:
Net proceeds from shares sold	26,534,560	30,395,528	147,143,220	126,582,421
Cost of shares repurchased	(16,205,411)	(25,608,398)	(144,625,395)	(328,929,754)
Proceeds from dividends reinvested	5,976,100	833,559	2,436,809	7,232,610
Net increase (decrease) in net assets from beneficial interest transactions	16,305,249	5,620,689	4,954,634	(195,114,723)
Redemption fees	5,061	21,004	29,553	77,746
Net increase (decrease) in net assets	21,809,890	(20,672,225)	23,030,064	(329,373,292)
Net assets:
Beginning of year	56,312,772	76,984,997	442,082,357	771,455,649
End of year	$78,122,662	$56,312,772	$465,112,421	$442,082,357
Accumulated undistributed net investment income	$424,617	$1,070,627	$4,954,050	$3,750,219

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Money Market Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.008	0.033	0.048	0.038
Dividends from net investment income	(0.000)[1]	(0.008)	(0.033)	(0.048)	(0.038)
Distributions from net realized gains	(0.000)[1]	(0.000)[1]	—	—	—
Total dividends and distributions	(0.000)[1]	(0.008)	(0.033)	(0.048)	(0.038)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.81%	3.40%	4.86%	3.89%
Ratios/supplemental data:
Net assets, end of year (000's)	$386,217	$529,959	$523,243	$408,562	$342,573
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.27%	0.59%	0.60%	0.60%	0.60%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.90%	0.89%	0.93%	0.92%	0.99%
Net investment income to average net assets	0.01%	0.78%	3.27%	4.75%	3.89%

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.36	$12.87	$12.72	$12.71	$13.20
Net investment income	0.41[1]	0.57[1]	0.56[1]	0.57[1]	0.51
Net realized and unrealized gains (losses)	0.86	0.56	0.15	0.00[2]	(0.31)
Net increase from operations	1.27	1.13	0.71	0.57	0.20
Dividends from net investment income	(0.46)	(0.64)	(0.56)	(0.56)	(0.53)
Distributions from net realized gains	(0.46)	—	—	—	(0.16)
Total dividends and distributions	(0.92)	(0.64)	(0.56)	(0.56)	(0.69)
Net asset value, end of year	$13.71	$13.36	$12.87	$12.72	$12.71
Total investment return[3]	9.92%	9.09%	5.53%	4.52%	1.61%
Ratios/supplemental data:
Net assets, end of year (000's)	$92,416	$90,386	$91,614	$99,378	$114,663
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.02%	1.02%	1.07%	1.12%	1.11%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.08%	1.07%	1.12%	1.13%	1.17%
Net investment income to average net assets	3.06%	4.41%	4.30%	4.40%	3.97%
Portfolio turnover	1,065%	877%	588%	495%	575%
	Class C
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.37	$12.88	$12.73	$12.72	$13.21
Net investment income	0.35[1]	0.51[1]	0.50[1]	0.50[1]	0.45
Net realized and unrealized gains (losses)	0.85	0.55	0.14	0.01	(0.32)
Net increase from operations	1.20	1.06	0.64	0.51	0.13
Dividends from net investment income	(0.39)	(0.57)	(0.49)	(0.50)	(0.46)
Distributions from net realized gains	(0.46)	—	—	—	(0.16)
Total dividends and distributions	(0.85)	(0.57)	(0.49)	(0.50)	(0.62)
Net asset value, end of year	$13.72	$13.37	$12.88	$12.73	$12.72
Total investment return[3]	9.37%	8.45%	5.06%	4.00%	1.09%
Ratios/supplemental data:
Net assets, end of year (000's)	$24,394	$24,477	$24,536	$26,449	$30,338
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.52%	1.52%	1.57%	1.62%	1.62%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.61%	1.63%	1.68%	1.70%	1.75%
Net investment income to average net assets	2.56%	3.90%	3.80%	3.90%	3.45%
Portfolio turnover	1,065%	877%	588%	495%	575%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class B
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.36	$12.87	$12.73	$12.72	$13.20
Net investment income	0.30[1]	0.46[1]	0.45[1]	0.46[1]	0.40
Net realized and unrealized gains (losses)	0.87	0.56	0.15	0.01	(0.29)
Net increase from operations	1.17	1.02	0.60	0.47	0.11
Dividends from net investment income	(0.36)	(0.53)	(0.46)	(0.46)	(0.43)
Distributions from net realized gains	(0.46)	—	—	—	(0.16)
Total dividends and distributions	(0.82)	(0.53)	(0.46)	(0.46)	(0.59)
Net asset value, end of year	$13.71	$13.36	$12.87	$12.73	$12.72
Total investment return[3]	9.12%	8.16%	4.72%	3.73%	0.92%
Ratios/supplemental data:
Net assets, end of year (000's)	$157	$173	$769	$1,617	$2,776
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.77%	1.77%	1.82%	1.87%	1.86%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.91%	1.86%	1.89%	1.88%	1.93%
Net investment income to average net assets	2.29%	3.70%	3.55%	3.64%	3.20%
Portfolio turnover	1,065%	877%	588%	495%	575%
	Class Y
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.36	$12.87	$12.73	$12.72	$13.20
Net investment income	0.44[1]	0.61[1]	0.59[1]	0.61[1]	0.55
Net realized and unrealized gains (losses)	0.86	0.55	0.15	0.00[2]	(0.30)
Net increase from operations	1.30	1.16	0.74	0.61	0.25
Dividends from net investment income	(0.49)	(0.67)	(0.60)	(0.60)	(0.57)
Distributions from net realized gains	(0.46)	—	—	—	(0.16)
Total dividends and distributions	(0.95)	(0.67)	(0.60)	(0.60)	(0.73)
Net asset value, end of year	$13.71	$13.36	$12.87	$12.73	$12.72
Total investment return[3]	10.20%	9.29%	5.86%	4.87%	1.97%
Ratios/supplemental data:
Net assets, end of year (000's)	$49,486	$39,199	$25,669	$13,658	$8,460
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.77%	0.77%	0.82%	0.79%	0.81%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.89%	0.92%	0.90%	0.79%	0.84%
Net investment income to average net assets	3.29%	4.65%	4.56%	4.74%	4.27%
Portfolio turnover	1,065%	877%	588%	495%	575%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.36	$12.87	$12.72	$12.72	$13.20
Net investment income	0.44[1]	0.61[1]	0.59[1]	0.60[1]	0.54
Net realized and unrealized gains (losses)	0.86	0.55	0.15	(0.01)	(0.30)
Net increase from operations	1.30	1.16	0.74	0.59	0.24
Dividends from net investment income	(0.49)	(0.67)	(0.59)	(0.59)	(0.56)
Distributions from net realized gains	(0.46)	—	—	—	(0.16)
Total dividends and distributions	(0.95)	(0.67)	(0.59)	(0.59)	(0.72)
Net asset value, end of year	$13.71	$13.36	$12.87	$12.72	$12.72
Total investment return[2]	10.20%	9.27%	5.87%	4.71%	1.94%
Ratios/supplemental data:
Net assets, end of year (000's)	$477,172	$422,024	$542,337	$469,556	$384,472
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.77%	0.77%	0.82%	0.87%	0.87%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.88%	0.86%	0.90%	0.91%	0.96%
Net investment income to average net assets	3.30%	4.66%	4.55%	4.66%	4.22%
Portfolio turnover	1,065%	877%	588%	495%	575%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.58	$11.51	$11.39	$11.27	$11.44
Net investment income[1]	0.34	0.44	0.48	0.43	0.38
Net realized and unrealized gains (losses)	0.49	0.08	0.12	0.12	(0.17)
Net increase from operations	0.83	0.52	0.60	0.55	0.21
Dividends from net investment income	(0.39)	(0.45)	(0.48)	(0.43)	(0.38)
Net asset value, end of year	$12.02	$11.58	$11.51	$11.39	$11.27
Total investment return[2]	7.24%	4.88%	5.26%	4.96%	1.90%
Ratios/supplemental data:
Net assets, end of year (000's)	$42,905	$45,165	$46,257	$51,800	$59,884
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.93%[3]	0.93%	0.93%	1.05%	1.06%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.00%[3]	1.02%	1.05%	1.08%	1.10%
Net investment income to average net assets	2.93%	3.97%	4.10%	3.81%	3.36%
Portfolio turnover	974%	512%	387%	255%	349%
	Class C
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.59	$11.52	$11.40	$11.28	$11.46
Net investment income[1]	0.29	0.38	0.42	0.38	0.32
Net realized and unrealized gains (losses)	0.48	0.09	0.12	0.11	(0.17)
Net increase from operations	0.77	0.47	0.54	0.49	0.15
Dividends from net investment income	(0.33)	(0.40)	(0.42)	(0.37)	(0.33)
Net asset value, end of year	$12.03	$11.59	$11.52	$11.40	$11.28
Total investment return[2]	6.70%	4.36%	4.72%	4.43%	1.30%
Ratios/supplemental data:
Net assets, end of year (000's)	$4,646	$5,185	$3,992	$4,116	$5,301
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.43%[3]	1.43%	1.43%	1.55%	1.55%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.50%[3]	1.53%	1.57%	1.57%	1.59%
Net investment income to average net assets	2.43%	3.43%	3.60%	3.31%	2.86%
Portfolio turnover	974%	512%	387%	255%	349%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  During the year ended July 31, 2009, UBS Global Asset Management (Americas) Inc. reimbursed a portion of its ordinary operating expenses. The ratios net and before fee waivers and/or expense reimbursements are the same since the reimbursement represents less than 0.01%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.60	$11.53	$11.41	$11.29	$11.46
Net investment income[1]	0.25	0.36	0.38	0.34	0.28
Net realized and unrealized gains (losses)	0.50	0.08	0.13	0.13	(0.15)
Net increase from operations	0.75	0.44	0.51	0.47	0.13
Dividends from net investment income	(0.31)	(0.37)	(0.39)	(0.35)	(0.30)
Net asset value, end of year	$12.04	$11.60	$11.53	$11.41	$11.29
Total investment return[2]	6.43%	4.08%	4.45%	4.18%	1.13%
Ratios/supplemental data:
Net assets, end of year (000's)	$157	$155	$166	$324	$637
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.68%[3]	1.68%	1.68%	1.80%	1.80%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.82%[3]	1.82%	1.91%	1.84%	1.89%
Net investment income to average net assets	2.18%	3.23%	3.35%	3.04%	2.56%
Portfolio turnover	974%	512%	387%	255%	349%
	Class Y
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.59	$11.51	$11.39	$11.28	$11.45
Net investment income[1]	0.38	0.47	0.51	0.47	0.41
Net realized and unrealized gains (losses)	0.48	0.09	0.11	0.10	(0.17)
Net increase from operations	0.86	0.56	0.62	0.57	0.24
Dividends from net investment income	(0.43)	(0.48)	(0.50)	(0.46)	(0.41)
Net asset value, end of year	$12.02	$11.59	$11.51	$11.39	$11.28
Total investment return[2]	7.53%	5.15%	5.52%	5.17%	2.17%
Ratios/supplemental data:
Net assets, end of year (000's)	$1,997	$2,313	$1,359	$1,249	$1,074
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.68%[3]	0.68%[4]	0.68%	0.80%[5]	0.80%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.74%[3]	0.68%	0.76%	0.80%	0.83%
Net investment income to average net assets	3.19%	4.17%	4.34%	4.07%	3.63%
Portfolio turnover	974%	512%	387%	255%	349%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.59	$11.51	$11.39	$11.28	$11.45
Net investment income[1]	0.37	0.47	0.51	0.46	0.41
Net realized and unrealized gains (losses)	0.48	0.09	0.11	0.11	(0.17)
Net increase from operations	0.85	0.56	0.62	0.57	0.24
Dividends from net investment income	(0.42)	(0.48)	(0.50)	(0.46)	(0.41)
Net asset value, end of year	$12.02	$11.59	$11.51	$11.39	$11.28
Total investment return[2]	7.51%	5.14%	5.52%	5.17%	2.17%
Ratios/supplemental data:
Net assets, end of year (000's)	$420,801	$353,068	$404,407	$381,254	$346,298
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.68%[3]	0.68%	0.68%	0.80%[4]	0.80%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.73%[3]	0.74%	0.77%	0.80%	0.81%
Net investment income to average net assets	3.16%	4.22%	4.35%	4.07%	3.64%
Portfolio turnover	974%	512%	387%	255%	349%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense during the year ended July 31, 2010 representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.09	$13.75	$13.25	$13.26	$13.89
Net investment income[1]	0.47	0.60	0.61	0.56	0.60
Net realized and unrealized gains (losses)	1.60	0.39	0.51	0.00[2]	(0.59)
Net increase (decrease) from operations	2.07	0.99	1.12	0.56	0.01
Dividends from net investment income	(0.58)	(0.73)	(0.62)	(0.55)	(0.62)
Distributions from net realized gains	(0.02)	(0.92)	—	—	—
Returns of capital	—	—	—	(0.02)	(0.02)
Total dividends, distributions and returns of capital	(0.60)	(1.65)	(0.62)	(0.57)	(0.64)
Net asset value, end of year	$14.56	$13.09	$13.75	$13.25	$13.26
Total investment return[3]	16.09%	8.31%	8.42%	4.32%	0.06%
Ratios/supplemental data:
Net assets, end of year (000's)	$45,499	$33,293	$27,180	$21,711	$20,735
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.06%	1.07%	1.06%	1.15%[4]	1.20%[4]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager, including interest expense	1.09%	1.10%	1.13%	1.15%	1.20%
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.06%	1.06%	1.06%	1.15%[4]	1.20%[4]
Net investment income to average net assets	3.36%	4.75%	4.40%	4.17%	4.46%
Portfolio turnover	239%	178%	236%	188%	196%
	Class C
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.09	$13.75	$13.26	$13.26	$13.89
Net investment income[1]	0.40	0.54	0.54	0.50	0.54
Net realized and unrealized gains (losses)	1.60	0.39	0.50	0.00[2]	(0.60)
Net increase (decrease) from operations	2.00	0.93	1.04	0.50	(0.06)
Dividends from net investment income	(0.51)	(0.67)	(0.55)	(0.48)	(0.55)
Distributions from net realized gains	(0.02)	(0.92)	—	—	—
Returns of capital	—	—	—	(0.02)	(0.02)
Total dividends, distributions and returns of capital	(0.53)	(1.59)	(0.55)	(0.50)	(0.57)
Net asset value, end of year	$14.56	$13.09	$13.75	$13.26	$13.26
Total investment return[3]	15.52%	7.78%	7.79%	3.87%	(0.43)%
Ratios/supplemental data:
Net assets, end of year (000's)	$12,289	$8,797	$5,592	$5,531	$6,280
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.56%	1.57%	1.56%	1.63%	1.68%[4]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager, including interest expense	1.56%	1.58%	1.61%	1.63%	1.68%
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.56%	1.56%	1.56%	1.63%	1.68%[4]
Net investment income to average net assets	2.86%	4.24%	3.90%	3.69%	3.97%
Portfolio turnover	239%	178%	236%	188%	196%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class B
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.08	$13.75	$13.25	$13.26	$13.88
Net investment income[1]	0.36	0.49	0.48	0.44	0.48
Net realized and unrealized gains (losses)	1.60	0.40	0.53	0.01	(0.56)
Net increase (decrease) from operations	1.96	0.89	1.01	0.45	(0.08)
Dividends from net investment income	(0.47)	(0.64)	(0.51)	(0.44)	(0.52)
Distributions from net realized gains	(0.02)	(0.92)	—	—	—
Returns of capital	—	—	—	(0.02)	(0.02)
Total dividends, distributions and returns of capital	(0.49)	(1.56)	(0.51)	(0.46)	(0.54)
Net asset value, end of year	$14.55	$13.08	$13.75	$13.25	$13.26
Total investment return[3]	15.23%	7.45%	7.58%	3.55%	(0.68)%
Ratios/supplemental data:
Net assets, end of year (000's)	$300	$333	$142	$456	$1,098
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.81%	1.82%	1.81%	1.93%[5]	1.93%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager, including interest expense	1.90%	1.93%	2.03%	1.93%[5]	1.98%
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.81%	1.81%	1.81%	1.93%[5]	1.93%
Net investment income to average net assets	2.63%	4.02%	3.59%	3.36%	3.64%
Portfolio turnover	239%	178%	236%	188%	196%
	Class Y
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.08	$13.74	$13.25	$13.26	$13.88
Net investment income[1]	0.51	0.64	0.66	0.61	0.65
Net realized and unrealized gains (losses)	1.59	0.39	0.49	(0.01)	(0.59)
Net increase (decrease) from operations	2.10	1.03	1.15	0.60	0.06
Dividends from net investment income	(0.62)	(0.77)	(0.66)	(0.59)	(0.66)
Distributions from net realized gains	(0.02)	(0.92)	—	—	—
Returns of capital	—	—	—	(0.02)	(0.02)
Total dividends, distributions and returns of capital	(0.64)	(1.69)	(0.66)	(0.61)	(0.68)
Net asset value, end of year	$14.54	$13.08	$13.74	$13.25	$13.26
Total investment return[3]	16.47%	8.68%	8.67%	4.76%	0.41%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,058	$3,186	$3,045	$1,208	$716
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.81%	0.73%	0.78%	0.79%	0.85%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager, including interest expense	0.85%	0.73%	0.78%	0.79%	0.85%
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	0.81%	0.72%	0.78%	0.79%	0.85%
Net investment income to average net assets	3.63%	5.09%	4.71%	4.55%	4.79%
Portfolio turnover	239%	178%	236%	188%	196%

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

5  For the year ended July 31, 2007, UBS Global Asset Management (Americas) Inc. reimbursed a portion of its ordinary operating expenses. The ratios net and before fee waivers and/or expense reimbursements are the same since the fee waivers/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.08	$13.74	$13.25	$13.26	$13.88
Net investment income[1]	0.50	0.64	0.64	0.59	0.64
Net realized and unrealized gains (losses)	1.60	0.38	0.50	0.00[2]	(0.59)
Net increase from operations	2.10	1.02	1.14	0.59	0.05
Dividends from net investment income	(0.61)	(0.76)	(0.65)	(0.58)	(0.65)
Distributions from net realized gains	(0.02)	(0.92)	—	—	—
Returns of capital	—	—	—	(0.02)	(0.02)
Total dividends, distributions and returns of capital	(0.63)	(1.68)	(0.65)	(0.60)	(0.67)
Net asset value, end of year	$14.55	$13.08	$13.74	$13.25	$13.26
Total investment return[3]	16.39%	8.58%	8.62%	4.63%	0.34%
Ratios/supplemental data:
Net assets, end of year (000's)	$691,186	$584,235	$785,267	$679,623	$539,286
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.81%	0.82%	0.81%	0.93%[4]	0.93%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager, including interest expense	0.87%	0.87%	0.89%	0.93%	0.98%
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	0.81%	0.81%	0.81%	0.93%[4]	0.93%
Net investment income to average net assets	3.62%	5.00%	4.65%	4.40%	4.77%
Portfolio turnover	239%	178%	236%	188%	196%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.45	$12.15	$12.22	$12.27	$12.49
Net investment income[1]	0.39	0.41	0.41	0.40	0.39
Net realized and unrealized gains (losses)	0.49	0.30	(0.07)	(0.05)	(0.22)
Net increase from operations	0.88	0.71	0.34	0.35	0.17
Dividends from net investment income	(0.39)	(0.41)	(0.41)	(0.40)	(0.39)
Net asset value, end of year	$12.94	$12.45	$12.15	$12.22	$12.27
Total investment return[2]	7.18%	5.97%	2.81%	2.84%	1.42%
Ratios/supplemental data:
Net assets, end of year (000's)	$83,501	$88,167	$87,036	$90,219	$99,169
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.93%	0.93%	0.93%	1.01%	0.99%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.95%	0.96%	1.01%	1.02%	1.04%
Net investment income to average net assets	3.08%	3.35%	3.34%	3.21%	3.19%
Portfolio turnover	10%	25%	16%	48%	27%
	Class C
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.45	$12.16	$12.22	$12.27	$12.49
Net investment income[1]	0.33	0.35	0.35	0.33	0.33
Net realized and unrealized gains (losses)	0.49	0.29	(0.06)	(0.05)	(0.22)
Net increase from operations	0.82	0.64	0.29	0.28	0.11
Dividends from net investment income	(0.33)	(0.35)	(0.35)	(0.33)	(0.33)
Net asset value, end of year	$12.94	$12.45	$12.16	$12.22	$12.27
Total investment return[2]	6.65%	5.36%	2.38%	2.32%	0.91%
Ratios/supplemental data:
Net assets, end of year (000's)	$15,767	$15,474	$13,905	$14,777	$17,315
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.43%	1.43%	1.43%	1.51%	1.50%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.46%	1.47%	1.52%	1.53%	1.55%
Net investment income to average net assets	2.58%	2.85%	2.84%	2.71%	2.68%
Portfolio turnover	10%	25%	16%	48%	27%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

	Class B
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.46	$12.16	$12.23	$12.27	$12.49
Net investment income[1]	0.29	0.31	0.31	0.30	0.29
Net realized and unrealized gains (losses)	0.50	0.31	(0.06)	(0.04)	(0.21)
Net increase from operations	0.79	0.62	0.25	0.26	0.08
Dividends from net investment income	(0.30)	(0.32)	(0.32)	(0.30)	(0.30)
Net asset value, end of year	$12.95	$12.46	$12.16	$12.23	$12.27
Total investment return[2]	6.37%	5.17%	2.05%	2.10%	0.65%
Ratios/supplemental data:
Net assets, end of year (000's)	$62	$103	$196	$259	$985
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.68%	1.68%	1.68%	1.76%	1.74%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.77%	1.74%	1.89%	1.78%	1.80%
Net investment income to average net assets	2.33%	2.63%	2.57%	2.44%	2.43%
Portfolio turnover	10%	25%	16%	48%	27%
	Class Y
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.45	$12.16	$12.23	$12.28	$12.49
Net investment income[1]	0.42	0.44	0.44	0.43	0.43
Net realized and unrealized gains (losses)	0.50	0.29	(0.07)	(0.05)	(0.22)
Net increase from operations	0.92	0.73	0.37	0.38	0.21
Dividends from net investment income	(0.42)	(0.44)	(0.44)	(0.43)	(0.42)
Net asset value, end of year	$12.95	$12.45	$12.16	$12.23	$12.28
Total investment return[2]	7.45%	6.23%	3.05%	3.09%	1.75%
Ratios/supplemental data:
Net assets, end of year (000's)	$123	$145	$136	$137	$176
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.68%	0.68%	0.68%	0.76%	0.75%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.74%	0.76%	0.96%	0.83%	0.84%
Net investment income to average net assets	3.33%	3.60%	3.59%	3.46%	3.44%
Portfolio turnover	10%	25%	16%	48%	27%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.45	$12.16	$12.22	$12.27	$12.49
Net investment income[1]	0.42	0.44	0.44	0.43	0.42
Net realized and unrealized gains (losses)	0.50	0.29	(0.06)	(0.05)	(0.22)
Net increase from operations	0.92	0.73	0.38	0.38	0.20
Dividends from net investment income	(0.42)	(0.44)	(0.44)	(0.43)	(0.42)
Net asset value, end of year	$12.95	$12.45	$12.16	$12.22	$12.27
Total investment return[2]	7.54%	6.14%	3.14%	3.10%	1.66%
Ratios/supplemental data:
Net assets, end of year (000's)	$229,028	$187,814	$242,033	$194,370	$140,320
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.68%	0.68%	0.68%	0.76%	0.76%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.74%	0.74%	0.79%	0.81%	0.84%
Net investment income to average net assets	3.33%	3.61%	3.59%	3.47%	3.43%
Portfolio turnover	10%	25%	16%	48%	27%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2010	2009	2008[1]	2007	2006
Net asset value, beginning of year	$11.64	$11.84	$11.38	$11.20	$11.76
Net investment income[2]	0.27	0.30	0.25	0.25	0.25
Net realized and unrealized gains (losses)	0.24	(0.06)	1.14	0.23	(0.06)
Net increase from operations	0.51	0.24	1.39	0.48	0.19
Dividends from net investment income	(0.70)	(0.44)	(0.93)	(0.30)	(0.57)
Distributions from net realized gains	—	—	—	—	(0.18)
Return of capital	(0.02)	—	—	—	—
Total dividends and distributions	(0.72)	(0.44)	(0.93)	(0.30)	(0.75)
Net asset value, end of year	$11.43	$11.64	$11.84	$11.38	$11.20
Total investment return[3]	4.32%	2.35%	12.76%	4.36%	1.86%
Ratios/supplemental data:
Net assets, end of year (000's)	$98,039	$103,708	$118,784	$111,910	$124,045
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.25%[4]	1.25%	1.25%	1.37%	1.37%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.30%	1.32%	1.35%	1.37%	1.40%
Net investment income to average net assets	2.30%	2.83%	2.07%	2.23%	2.25%
Portfolio turnover	67%	37%	65%	111%	175%
	Class C
	Years ended July 31,
	2010	2009	2008[1]	2007	2006
Net asset value, beginning of year	$11.64	$11.85	$11.38	$11.20	$11.76
Net investment income[2]	0.21	0.25	0.19	0.20	0.20
Net realized and unrealized gains (losses)	0.24	(0.08)	1.15	0.23	(0.06)
Net increase from operations	0.45	0.17	1.34	0.43	0.14
Dividends from net investment income	(0.64)	(0.38)	(0.87)	(0.25)	(0.52)
Distributions from net realized gains	—	—	—	—	(0.18)
Return of capital	(0.02)	—	—	—	—
Total dividends and distributions	(0.66)	(0.38)	(0.87)	(0.25)	(0.70)
Net asset value, end of year	$11.43	$11.64	$11.85	$11.38	$11.20
Total investment return[3]	3.81%	1.85%	12.20%	3.86%	1.35%
Ratios/supplemental data:
Net assets, end of year (000's)	$7,154	$7,234	$7,161	$6,347	$7,499
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.72%[4]	1.75%[4]	1.75%	1.85%	1.87%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.77%	1.80%	1.84%	1.85%	1.89%
Net investment income to average net assets	1.83%	2.32%	1.57%	1.74%	1.75%
Portfolio turnover	67%	37%	65%	111%	175%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Years ended July 31,
	2010	2009	2008[1]	2007	2006
Net asset value, beginning of year	$11.68	$11.87	$11.40	$11.22	$11.78
Net investment income[2]	0.18	0.22	0.15	0.16	0.17
Net realized and unrealized gains (losses)	0.23	(0.06)	1.16	0.24	(0.06)
Net increase from operations	0.41	0.16	1.31	0.40	0.11
Dividends from net investment income	(0.61)	(0.35)	(0.84)	(0.22)	(0.49)
Distributions from net realized gains	—	—	—	—	(0.18)
Return of capital	(0.02)	—	—	—	—
Total dividends and distributions	(0.63)	(0.35)	(0.84)	(0.22)	(0.67)
Net asset value, end of year	$11.46	$11.68	$11.87	$11.40	$11.22
Total investment return[3]	3.51%	1.64%	11.89%	3.57%	1.08%
Ratios/supplemental data:
Net assets, end of year (000's)	$166	$191	$505	$723	$878
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.00%	2.00%	2.00%	2.13%	2.12%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.09%	2.10%	2.15%	2.13%	2.16%
Net investment income to average net assets	1.55%	2.11%	1.31%	1.47%	1.50%
Portfolio turnover	67%	37%	65%	111%	175%
	Class Y
	Years ended July 31,
	2010	2009	2008[1]	2007	2006
Net asset value, beginning of year	$11.63	$11.83	$11.36	$11.19	$11.75
Net investment income[2]	0.30	0.34	0.29	0.29	0.29
Net realized and unrealized gains (losses)	0.23	(0.07)	1.15	0.22	(0.06)
Net increase from operations	0.53	0.27	1.44	0.51	0.23
Dividends from net investment income	(0.74)	(0.47)	(0.97)	(0.34)	(0.61)
Distributions from net realized gains	—	—	—	—	(0.18)
Return of capital	(0.02)	—	—	—	—
Total dividends and distributions	(0.76)	(0.47)	(0.97)	(0.34)	(0.79)
Net asset value, end of year	$11.40	$11.63	$11.83	$11.36	$11.19
Total investment return[3]	4.68%	2.71%	13.16%	4.67%	2.21%
Ratios/supplemental data:
Net assets, end of year (000's)	$5,825	$7,773	$10,253	$7,113	$7,077
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.96%	0.89%	0.93%	1.03%[4]	1.05%[4]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.01%	0.94%	0.99%	1.03%	1.05%
Net investment income to average net assets	2.57%	3.19%	2.40%	2.58%	2.57%
Portfolio turnover	67%	37%	65%	111%	175%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2010	2009	2008[1]	2007	2006
Net asset value, beginning of year	$11.64	$11.84	$11.38	$11.20	$11.76
Net investment income[2]	0.30	0.33	0.28	0.28	0.28
Net realized and unrealized gains (losses)	0.23	(0.07)	1.14	0.23	(0.06)
Net increase from operations	0.53	0.26	1.42	0.51	0.22
Dividends from net investment income	(0.72)	(0.46)	(0.96)	(0.33)	(0.60)
Distributions from net realized gains	—	—	—	—	(0.18)
Return of capital	(0.02)	—	—	—	—
Total dividends and distributions	(0.74)	(0.46)	(0.96)	(0.33)	(0.78)
Net asset value, end of year	$11.43	$11.64	$11.84	$11.38	$11.20
Total investment return[3]	4.65%	2.60%	12.95%	4.62%	2.11%
Ratios/supplemental data:
Net assets, end of year (000's)	$404,680	$364,616	$534,097	$440,787	$349,676
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.00%	1.00%	1.00%	1.13%	1.13%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.15%	1.17%	1.18%	1.22%	1.27%
Net investment income to average net assets	2.56%	3.09%	2.32%	2.49%	2.49%
Portfolio turnover	67%	37%	65%	111%	175%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE High Yield Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Years ended July 31,				Period ended July 31,
	2010	2009	2008	2007	2006[1]
Net asset value, beginning of period	$8.94	$9.04	$9.60	$9.81	$9.95
Net investment income[6]	0.82	0.66	0.60	0.60	0.11
Net realized and unrealized gains (losses)	1.21	0.02	(0.54)	(0.23)	(0.10)
Net increase (decrease) from operations	2.03	0.68	0.06	0.37	0.01
Dividends from net investment income	(0.74)	(0.78)	(0.59)	(0.58)	(0.15)
Distributions from net realized gains	(0.06)	—	(0.01)	—	—
Return of capital	—	—	(0.02)	—	—
Total dividends, distributions and return of capital	(0.80)	(0.78)	(0.62)	(0.58)	(0.15)
Net asset value, end of period	$10.17	$8.94	$9.04	$9.60	$9.81
Total investment return[7]	23.35%	9.49%	0.58%	3.66%	0.15%
Ratios/supplemental data:
Net assets, end of period (000's)	$13,158	$7,538	$2,181	$741	$345
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.35%[8]	1.35%	1.35%	1.35%	1.35%[9]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.35%	1.46%	1.59%	1.96%	7.56%[9]
Net investment income to average net assets	8.36%	8.46%	6.43%	5.96%	6.04%[9]
Portfolio turnover	30%	49%	25%	26%	39%

	Class P
	Years ended July 31,				Period ended July 31,
	2010	2009	2008	2007	2006[5]
Net asset value, beginning of period	$8.95	$9.04	$9.61	$9.81	$9.95
Net investment income[6]	0.85	0.69	0.63	0.62	0.14
Net realized and unrealized gains (losses)	1.20	0.02	(0.56)	(0.22)	(0.09)
Net increase from operations	2.05	0.71	0.07	0.40	0.05
Dividends from net investment income	(0.76)	(0.80)	(0.61)	(0.60)	(0.19)
Distributions from net realized gains	(0.06)	—	(0.01)	—	—
Return of capital	—	—	(0.02)	—	—
Total dividends, distributions and return of capital	(0.82)	(0.80)	(0.64)	(0.60)	(0.19)
Net asset value, end of period	$10.18	$8.95	$9.04	$9.61	$9.81
Total investment return[7]	23.60%	9.87%	0.71%	3.96%	0.56%
Ratios/supplemental data:
Net assets, end of period (000's)	$209,650	$147,029	$142,985	$87,171	$11,103
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.10%	1.10%	1.10%	1.10%	1.10%[9]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.19%	1.34%	1.31%	1.72%	8.16%[9]
Net investment income to average net assets	8.60%	8.80%	6.68%	6.24%	6.34%[9]
Portfolio turnover	30%	49%	25%	26%	39%

1  For the period May 1, 2006 (commencement of issuance) through July 31, 2006.

2  For the period January 21, 2009 (commencement of issuance) through July 31, 2009.

3  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

4  For the period April 3, 2006 (commencement of issuance) through July 24, 2006. There were no shares outstanding from July 25, 2006 through December 25, 2008.

5  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

6  Calculated using the average shares method.

	Class C		Class Y
	Year ended July 31,	Period ended July 31,	Year ended July 31,	Period ended July 31,	Period ended July 24,
	2010	2009[2]	2010	2009[3]	2006[4]
Net asset value, beginning of period	$8.93	$7.49	$8.95	$6.83	$10.00
Net investment income[6]	0.77	0.29	0.85	0.42	0.17
Net realized and unrealized gains (losses)	1.21	1.54	1.22	2.11	(0.22)
Net increase (decrease) from operations	1.98	1.83	2.07	2.53	(0.05)
Dividends from net investment income	(0.69)	(0.39)	(0.76)	(0.41)	(0.14)
Distributions from net realized gains	(0.06)	—	(0.06)	—	—
Return of capital	—	—	—	—	—
Total dividends, distributions and return of capital	(0.75)	(0.39)	(0.82)	(0.41)	(0.14)
Net asset value, end of period	$10.16	$8.93	$10.20	$8.95	$9.81
Total investment return[7]	22.81%	25.40%	23.82%	38.23%	(0.45)%
Ratios/supplemental data:
Net assets, end of period (000's)	$2,834	$1,819	$9	$7	$—
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.81%[8]	1.85%[9]	1.10%	1.10%[9]	1.10%[9]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.81%	1.92%[9]	1.10%	1.37%[9]	2.32%[9]
Net investment income to average net assets	7.91%	6.96%[9]	8.61%	9.13%[9]	5.94%[9]
Portfolio turnover	30%	49%	30%	49%	39%

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

9  Annualized.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2010	2009	2008[1]	2007	2006
Net asset value, beginning of year	$13.16	$16.67	$22.41	$22.35	$20.64
Net investment income (loss)[2]	0.12	0.19	0.25	0.23	0.22
Net realized and unrealized gains (losses)	1.62	(3.44)	(3.34)	2.80	2.16
Net increase (decrease) from operations	1.74	(3.25)	(3.09)	3.03	2.38
Dividends from net investment income	(0.14)	(0.26)	(0.11)	(0.23)	(0.20)
Distributions from net realized gains	—	—	(2.54)	(2.74)	(0.47)
Total dividends and distributions	(0.14)	(0.26)	(2.65)	(2.97)	(0.67)
Net asset value, end of year	$14.76	$13.16	$16.67	$22.41	$22.35
Total investment return[4]	13.20%	(19.27)%	(15.56)%	13.94%	11.77%
Ratios/supplemental data:
Net assets, end of year (000's)	$143,284	$146,510	$217,986	$291,942	$292,632
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.20%	1.24%	1.09%	1.08%	1.14%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.20%	1.24%	1.22%	1.21%	1.27%
Net investment income (loss) to average net assets	0.81%	1.52%	1.26%	0.99%	1.03%
Portfolio turnover	61%	87%	161%	105%	95%
	Class C
	Years ended July 31,
	2010	2009	2008[1]	2007	2006
Net asset value, beginning of year	$13.15	$16.59	$22.36	$22.29	$20.58
Net investment income (loss)[2]	(0.00)[3]	0.09	0.09	0.05	0.05
Net realized and unrealized gains (losses)	1.61	(3.41)	(3.32)	2.80	2.15
Net increase (decrease) from operations	1.61	(3.32)	(3.23)	2.85	2.20
Dividends from net investment income	(0.03)	(0.12)	—	(0.04)	(0.02)
Distributions from net realized gains	—	—	(2.54)	(2.74)	(0.47)
Total dividends and distributions	(0.03)	(0.12)	(2.54)	(2.78)	(0.49)
Net asset value, end of year	$14.73	$13.15	$16.59	$22.36	$22.29
Total investment return[4]	12.31%	(19.89)%	(16.24)%	13.11%	10.86%
Ratios/supplemental data:
Net assets, end of year (000's)	$15,272	$16,560	$24,765	$35,110	$36,374
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.02%[5]	2.02%	1.88%	1.86%	1.93%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.02%	2.05%	2.01%	2.00%	2.06%
Net investment income (loss) to average net assets	(0.01)%	0.74%	0.47%	0.21%	0.24%
Portfolio turnover	61%	87%	161%	105%	95%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Years ended July 31,
	2010	2009	2008[1]	2007	2006
Net asset value, beginning of year	$13.20	$16.62	$22.43	$22.34	$20.62
Net investment income (loss)[2]	(0.00)[3]	0.09	0.06	0.04	0.03
Net realized and unrealized gains (losses)	1.62	(3.41)	(3.33)	2.79	2.16
Net increase (decrease) from operations	1.62	(3.32)	(3.27)	2.83	2.19
Dividends from net investment income	—	(0.10)	—	—	—
Distributions from net realized gains	—	—	(2.54)	(2.74)	(0.47)
Total dividends and distributions	—	(0.10)	(2.54)	(2.74)	(0.47)
Net asset value, end of year	$14.82	$13.20	$16.62	$22.43	$22.34
Total investment return[4]	12.35%	(19.92)%	(16.38)%	13.00%	10.77%
Ratios/supplemental data:
Net assets, end of year (000's)	$165	$405	$765	$1,872	$5,289
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.02%	2.02%	2.02%	1.98%	2.00%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.33%	2.30%	2.16%	2.11%	2.13%
Net investment income (loss) to average net assets	(0.02)%	0.76%	0.29%	0.18%	0.16%
Portfolio turnover	61%	87%	161%	105%	95%
	Class Y
	Years ended July 31,
	2010	2009	2008[1]	2007	2006
Net asset value, beginning of year	$13.21	$16.75	$22.51	$22.45	$20.70
Net investment income (loss)[2]	0.16	0.23	0.32	0.30	0.30
Net realized and unrealized gains (losses)	1.63	(3.45)	(3.35)	2.82	2.17
Net increase (decrease) from operations	1.79	(3.22)	(3.03)	3.12	2.47
Dividends from net investment income	(0.19)	(0.32)	(0.19)	(0.32)	(0.25)
Distributions from net realized gains	—	—	(2.54)	(2.74)	(0.47)
Total dividends and distributions	(0.19)	(0.32)	(2.73)	(3.06)	(0.72)
Net asset value, end of year	$14.81	$13.21	$16.75	$22.51	$22.45
Total investment return[4]	13.55%	(18.93)%	(15.30)%	14.36%	12.20%
Ratios/supplemental data:
Net assets, end of year (000's)	$17,345	$23,834	$33,809	$45,177	$43,234
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.89%	0.86%	0.76%	0.74%	0.77%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.89%	0.86%	0.89%	0.88%	0.90%
Net investment income (loss) to average net assets	1.11%	1.90%	1.59%	1.32%	1.40%
Portfolio turnover	61%	87%	161%	105%	95%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2010	2009	2008[1]	2007	2006
Net asset value, beginning of year	$13.16	$16.69	$22.44	$22.38	$20.66
Net investment income[2]	0.16	0.22	0.30	0.28	0.28
Net realized and unrealized gains (losses)	1.61	(3.44)	(3.34)	2.82	2.16
Net increase (decrease) from operations	1.77	(3.22)	(3.04)	3.10	2.44
Dividends from net investment income	(0.17)	(0.31)	(0.17)	(0.30)	(0.25)
Distributions from net realized gains	—	—	(2.54)	(2.74)	(0.47)
Total dividends and distributions	(0.17)	(0.31)	(2.71)	(3.04)	(0.72)
Net asset value, end of year	$14.76	$13.16	$16.69	$22.44	$22.38
Total investment return[3]	13.48%	(19.01)%	(15.39)%	14.26%	12.07%
Ratios/supplemental data:
Net assets, end of year (000's)	$899,926	$819,420	$1,159,915	$1,306,425	$1,078,221
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.95%	0.99%	0.85%	0.83%	0.86%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.95%	0.99%	0.98%	0.96%	0.99%
Net investment income to average net assets	1.05%	1.76%	1.51%	1.23%	1.30%
Portfolio turnover	61%	87%	161%	105%	95%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2010[1]	2009	2008[2]	2007[3]	2006
Net asset value, beginning of year	$13.36	$16.67	$18.18	$15.75	$15.83
Net investment income (loss)[4]	(0.01)	0.03	0.00[5]	(0.02)	(0.03)
Net realized and unrealized gains (losses)	1.63	(3.27)	(1.03)	2.45	(0.05)
Net increase (decrease) from operations	1.62	(3.24)	(1.03)	2.43	(0.08)
Dividends from net investment income	(0.03)	—	—	—	—
Distributions from net realized gains	—	(0.07)	(0.48)	—	—
Total dividends and distributions	(0.03)	(0.07)	(0.48)	—	—
Net asset value, end of year	$14.95	$13.36	$16.67	$18.18	$15.75
Total investment return[6]	12.12%	(19.39)%	(5.94)%	15.43%	(0.51)%
Ratios/supplemental data:
Net assets, end of year (000's)	$55,978	$56,038	$77,628	$80,334	$82,201
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.23%	1.26%	1.20%	1.20%	1.23%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.26%	1.30%	1.25%	1.25%	1.28%
Net investment income (loss) to average net assets	(0.08)%	0.21%	0.00%[7]	(0.10)%	(0.18)%
Portfolio turnover	91%	100%	120%	95%	64%
	Class C
	Years ended July 31,
	2010[1]	2009	2008[2]	2007[3]	2006
Net asset value, beginning of year	$12.45	$15.66	$17.26	$15.08	$15.27
Net investment income (loss)[4]	(0.12)	(0.07)	(0.14)	(0.16)	(0.16)
Net realized and unrealized gains (losses)	1.51	(3.07)	(0.98)	2.34	(0.03)
Net increase (decrease) from operations	1.39	(3.14)	(1.12)	2.18	(0.19)
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	(0.07)	(0.48)	—	—
Total dividends and distributions	—	(0.07)	(0.48)	—	—
Net asset value, end of year	$13.84	$12.45	$15.66	$17.26	$15.08
Total investment return[6]	11.24%	(20.00)%	(6.80)%	14.46%	(1.24)%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,956	$4,170	$6,120	$7,488	$7,586
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%	2.05%	2.04%[8]	2.05%[8]	2.07%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.13%	2.20%	2.09%	2.09%	2.12%
Net investment income (loss) to average net assets	(0.90)%	(0.57)%	(0.84)%	(0.95)%	(1.03)%
Portfolio turnover	91%	100%	120%	95%	64%

1  A portion of the investment advisory function for this Portfolio was transferred to Roxbury Capital Management, LLC on May 25, 2010. Delaware Management Company, Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

3  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continued to provide a portion of the investment advisory function.

4  Calculated using the average shares method.

	Class B
	Years ended July 31,
	2010[1]	2009	2008[2]	2007[3]	2006
Net asset value, beginning of year	$12.41	$15.62	$17.22	$15.05	$15.25
Net investment income (loss)[4]	(0.11)	(0.07)	(0.14)	(0.15)	(0.16)
Net realized and unrealized gains (losses)	1.50	(3.07)	(0.98)	2.32	(0.04)
Net increase (decrease) from operations	1.39	(3.14)	(1.12)	2.17	(0.20)
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	(0.07)	(0.48)	—	—
Total dividends and distributions	—	(0.07)	(0.48)	—	—
Net asset value, end of year	$13.80	$12.41	$15.62	$17.22	$15.05
Total investment return[6]	11.28%	(20.05)%	(6.81)%	14.42%	(1.31)%
Ratios/supplemental data:
Net assets, end of year (000's)	$86	$199	$371	$643	$1,450
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	2.05%	2.05%	2.05%	2.05%	2.10%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.37%	2.32%	2.24%	2.24%	2.27%
Net investment income (loss) to average net assets	(0.87)%	(0.58)%	(0.85)%	(0.90)%	(1.09)%
Portfolio turnover	91%	100%	120%	95%	64%
	Class Y
	Years ended July 31,
	2010[1]	2009	2008[2]	2007[3]	2006
Net asset value, beginning of year	$13.67	$17.03	$18.54	$16.05	$16.09
Net investment income (loss)[4]	0.04	0.08	0.07	0.05	0.03
Net realized and unrealized gains (losses)	1.67	(3.34)	(1.05)	2.49	(0.04)
Net increase (decrease) from operations	1.71	(3.26)	(0.98)	2.54	(0.01)
Dividends from net investment income	(0.09)	(0.03)	(0.05)	(0.05)	(0.03)
Distributions from net realized gains	—	(0.07)	(0.48)	—	—
Total dividends and distributions	(0.09)	(0.10)	(0.53)	(0.05)	(0.03)
Net asset value, end of year	$15.29	$13.67	$17.03	$18.54	$16.05
Total investment return[6]	12.49%	(19.04)%	(5.64)%	15.90%	(0.10)%
Ratios/supplemental data:
Net assets, end of year (000's)	$12,619	$16,885	$23,263	$26,125	$22,668
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.91%	0.84%	0.82%	0.82%	0.85%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.94%	0.88%	0.87%	0.86%	0.89%
Net investment income (loss) to average net assets	0.25%	0.63%	0.38%	0.27%	0.20%
Portfolio turnover	91%	100%	120%	95%	64%

5  Amount represents less than $0.005 per share.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Amount represents less than 0.005%.

8  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2010[1]	2009	2008[2]	2007[3]	2006
Net asset value, beginning of year	$13.59	$16.94	$18.45	$15.97	$16.02
Net investment income[4]	0.03	0.06	0.05	0.03	0.02
Net realized and unrealized gains (losses)	1.66	(3.32)	(1.04)	2.49	(0.05)
Net increase (decrease) from operations	1.69	(3.26)	(0.99)	2.52	(0.03)
Dividends from net investment income	(0.07)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized gains	—	(0.07)	(0.48)	—	—
Total dividends and distributions	(0.07)	(0.09)	(0.52)	(0.04)	(0.02)
Net asset value, end of year	$15.21	$13.59	$16.94	$18.45	$15.97
Total investment return[5]	12.42%	(19.19)%	(5.68)%	15.76%	(0.20)%
Ratios/supplemental data:
Net assets, end of year (000's)	$895,889	$822,192	$1,230,206	$1,231,468	$945,358
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.96%	0.97%	0.91%	0.91%	0.95%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.99%	1.01%	0.96%	0.95%	1.00%
Net investment income to average net assets	0.19%	0.50%	0.29%	0.17%	0.12%
Portfolio turnover	91%	100%	120%	95%	64%

1  A portion of the investment advisory function for this Portfolio was transferred to Roxbury Capital Management, LLC on May 25, 2010. Delaware Management Company, Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

3  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continued to provide a portion of the investment advisory function.

4  Calculated using the average shares method.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2010	2009[1]	2008[2]	2007	2006[2]
Net asset value, beginning of year	$11.99	$14.27	$19.29	$17.07	$21.80
Net investment income (loss)[3]	(0.01)	0.05	0.06	0.01	(0.03)
Net realized and unrealized gains (losses)	2.31	(2.25)	(3.01)	2.97	(0.82)
Net increase (decrease) from operations	2.30	(2.20)	(2.95)	2.98	(0.85)
Dividends from net investment income	(0.01)	(0.08)	(0.00)[4]	—	—
Distributions from net realized gains	—	(0.00)[4]	(2.07)	(0.76)	(3.88)
Total dividends and distributions	(0.01)	(0.08)	(2.07)	(0.76)	(3.88)
Net asset value, end of year	$14.28	$11.99	$14.27	$19.29	$17.07
Total investment return[5]	19.17%	(15.29)%	(16.25)%	17.70%	(4.10)%
Ratios/supplemental data:
Net assets, end of year (000's)	$27,920	$24,661	$37,185	$47,845	$45,583
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.35%	1.38%	1.29%	1.27%	1.30%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.35%	1.39%	1.29%	1.27%	1.30%
Net investment income (loss) to average net assets	(0.05)%	0.44%	0.34%	0.05%	(0.16)%
Portfolio turnover	81%	111%	43%	59%	81%
	Class C
	Years ended July 31,
	2010	2009[1]	2008[2]	2007	2006[2]
Net asset value, beginning of year	$11.07	$13.18	$18.12	$16.19	$21.03
Net investment income (loss)[3]	(0.10)	(0.03)	(0.06)	(0.13)	(0.17)
Net realized and unrealized gains (losses)	2.13	(2.08)	(2.81)	2.82	(0.79)
Net increase (decrease) from operations	2.03	(2.11)	(2.87)	2.69	(0.96)
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	(0.00)[4]	(2.07)	(0.76)	(3.88)
Total dividends and distributions	—	(0.00)[4]	(2.07)	(0.76)	(3.88)
Net asset value, end of year	$13.10	$11.07	$13.18	$18.12	$16.19
Total investment return[5]	18.34%	(15.98)%	(16.93)%	16.85%	(4.86)%
Ratios/supplemental data:
Net assets, end of year (000's)	$5,178	$5,603	$8,400	$11,964	$11,552
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	2.11%	2.14%	2.06%	2.04%	2.08%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.11%	2.15%	2.06%	2.04%	2.08%
Net investment income (loss) to average net assets	(0.80)%	(0.32)%	(0.42)%	(0.71)%	(0.93)%
Portfolio turnover	81%	111%	43%	59%	81%

1  A portion of the investment advisory function for this Portfolio was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009. Ariel Investments, LLC and Opus Capital Group, LLC ceased serving as investment advisors for the Portfolio effective May 29, 2009. Metropolitan West Capital Management, LLC continues to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Group, LLC on October 1, 2005. Ariel Investments, LLC continued to provide a portion of the investment advisory function. Ariel Capital Management, LLC changed its name to Ariel Investments, LLC on April 30, 2008.

3  Calculated using the average shares method.

4  Amount represents less than $0.005 per share.

	Class B
	Years ended July 31,
	2010	2009[1]	2008[2]	2007	2006[2]
Net asset value, beginning of year	$11.02	$13.12	$18.06	$16.15	$21.00
Net investment income (loss)[3]	(0.10)	(0.02)	(0.08)	(0.14)	(0.18)
Net realized and unrealized gains (losses)	2.11	(2.08)	(2.79)	2.81	(0.79)
Net increase (decrease) from operations	2.01	(2.10)	(2.87)	2.67	(0.97)
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	(0.00)[4]	(2.07)	(0.76)	(3.88)
Total dividends and distributions	—	(0.00)[4]	(2.07)	(0.76)	(3.88)
Net asset value, end of year	$13.03	$11.02	$13.12	$18.06	$16.15
Total investment return[5]	18.31%	(15.90)%	(16.99)%	16.77%	(4.93)%
Ratios/supplemental data:
Net assets, end of year (000's)	$57	$97	$333	$1,006	$1,859
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.16%	2.16%	2.16%	2.13%	2.14%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.37%	2.47%	2.20%	2.13%	2.14%
Net investment income (loss) to average net assets	(0.81)%	(0.25)%	(0.53)%	(0.80)%	(0.97)%
Portfolio turnover	81%	111%	43%	59%	81%
	Class Y
	Years ended July 31,
	2010	2009[1]	2008[2]	2007	2006[2]
Net asset value, beginning of year	$12.29	$14.64	$19.73	$17.39	$22.07
Net investment income (loss)[3]	0.07	0.09	0.11	0.07	0.03
Net realized and unrealized gains (losses)	2.32	(2.31)	(3.07)	3.03	(0.83)
Net increase (decrease) from operations	2.39	(2.22)	(2.96)	3.10	(0.80)
Dividends from net investment income	(0.05)	(0.13)	(0.06)	—	—
Distributions from net realized gains	—	(0.00)[4]	(2.07)	(0.76)	(3.88)
Total dividends and distributions	(0.05)	(0.13)	(2.13)	(0.76)	(3.88)
Net asset value, end of year	$14.63	$12.29	$14.64	$19.73	$17.39
Total investment return[5]	19.50%	(14.92)%	(15.95)%	18.07%	(3.78)%
Ratios/supplemental data:
Net assets, end of year (000's)	$318	$3,255	$4,443	$5,980	$4,311
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.97%	0.97%	0.95%	0.94%	0.97%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.97%	0.98%	0.95%	0.94%	0.97%
Net investment income (loss) to average net assets	0.47%	0.85%	0.68%	0.37%	0.17%
Portfolio turnover	81%	111%	43%	59%	81%

5  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2010	2009[1]	2008[2]	2007	2006[2]
Net asset value, beginning of year	$12.20	$14.53	$19.60	$17.31	$22.02
Net investment income (loss)[3]	0.02	0.07	0.08	0.03	(0.00)[4]
Net realized and unrealized gains (losses)	2.34	(2.30)	(3.05)	3.02	(0.83)
Net increase (decrease) from operations	2.36	(2.23)	(2.97)	3.05	(0.83)
Dividends from net investment income	(0.03)	(0.10)	(0.03)	—	—
Distributions from net realized gains	—	(0.00)[4]	(2.07)	(0.76)	(3.88)
Total dividends and distributions	(0.03)	(0.10)	(2.10)	(0.76)	(3.88)
Net asset value, end of year	$14.53	$12.20	$14.53	$19.60	$17.31
Total investment return[5]	19.38%	(15.14)%	(16.13)%	17.86%	(3.95)%
Ratios/supplemental data:
Net assets, end of year (000's)	$345,494	$310,059	$428,819	$483,873	$387,514
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.16%	1.16%	1.16%	1.16%[6]	1.16%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.25%	1.32%	1.18%	1.16%	1.18%
Net investment income (loss) to average net assets	0.14%	0.66%	0.48%	0.16%	(0.03)%
Portfolio turnover	81%	111%	43%	59%	81%

1  A portion of the investment advisory function for this Portfolio was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009. Ariel Investments, LLC and Opus Capital Group, LLC ceased serving as investment advisors for the Portfolio effective May 29, 2009. Metropolitan West Capital Management, LLC continues to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Group, LLC on October 1, 2005. Ariel Investments, LLC continued to provide a portion of the investment advisory function. Ariel Capital Management, LLC changed its name to Ariel Investments, LLC on April 30, 2008.

3  Calculated using the average shares method.

4  Amount represents less than $0.005 per share.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2010	2009[1]	2008	2007[2]	2006[3]
Net asset value, beginning of year	$10.63	$13.06	$17.30	$14.45	$17.52
Net investment loss[4]	(0.09)	(0.05)	(0.11)	(0.12)	(0.12)
Net realized and unrealized gains (losses)	1.74	(2.38)	(1.53)	3.40	(0.58)
Net increase (decrease) from operations	1.65	(2.43)	(1.64)	3.28	(0.70)
Distributions from net realized gains	—	—	(2.60)	(0.43)	(2.37)
Net asset value, end of year	$12.28	$10.63	$13.06	$17.30	$14.45
Total investment return[5]	15.52%	(18.61)%	(11.39)%	23.00%	(4.22)%
Ratios/supplemental data:
Net assets, end of year (000's)	$32,053	$29,429	$41,494	$49,562	$48,824
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.35%[6]	1.38%	1.31%	1.30%	1.32%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.35%	1.40%	1.31%	1.30%	1.32%
Net investment loss to average net assets	(0.71)%	(0.56)%	(0.70)%	(0.77)%	(0.78)%
Portfolio turnover	133%	154%	128%	109%	134%
	Class C
	Years ended July 31,
	2010	2009[1]	2008	2007[2]	2006[3]
Net asset value, beginning of year	$9.76	$12.07	$16.30	$13.74	$16.90
Net investment loss[4]	(0.16)	(0.11)	(0.21)	(0.24)	(0.24)
Net realized and unrealized gains (losses)	1.59	(2.20)	(1.42)	3.23	(0.55)
Net increase (decrease) from operations	1.43	(2.31)	(1.63)	2.99	(0.79)
Distributions from net realized gains	—	—	(2.60)	(0.43)	(2.37)
Net asset value, end of year	$11.19	$9.76	$12.07	$16.30	$13.74
Total investment return[5]	14.65%	(19.21)%	(12.08)%	22.14%	(4.98)%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,217	$3,285	$4,991	$6,712	$6,709
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.13%[6]	2.13%	2.08%	2.08%	2.11%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.13%	2.19%	2.08%	2.08%	2.11%
Net investment loss to average net assets	(1.49)%	(1.30)%	(1.47)%	(1.55)%	(1.56)%
Portfolio turnover	133%	154%	128%	109%	134%

1  A portion of the investment advisory function for this Portfolio was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007. AG Asset Management LLC and Riverbridge Partners, LLC continued to provide a portion of the investment advisory function.

3  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

4  Calculated using the average shares method.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Years ended July 31,
	2010	2009[1]	2008	2007[2]	2006[3]
Net asset value, beginning of year	$9.69	$11.99	$16.22	$13.68	$16.86
Net investment loss[4]	(0.15)	(0.11)	(0.22)	(0.23)	(0.24)
Net realized and unrealized gains (losses)	1.57	(2.19)	(1.41)	3.20	(0.57)
Net increase (decrease) from operations	1.42	(2.30)	(1.63)	2.97	(0.81)
Distributions from net realized gains	—	—	(2.60)	(0.43)	(2.37)
Net asset value, end of year	$11.11	$9.69	$11.99	$16.22	$13.68
Total investment return[5]	14.86%	(19.18)%	(12.16)%	22.02%	(5.13)%
Ratios/supplemental data:
Net assets, end of year (000's)	$16	$68	$123	$310	$696
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.13%	2.13%	2.13%	2.13%	2.19%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.73%	2.61%	2.43%	2.30%	2.27%
Net investment loss to average net assets	(1.39)%	(1.29)%	(1.52)%	(1.58)%	(1.62)%
Portfolio turnover	133%	154%	128%	109%	134%
	Class Y
	Years ended July 31,
	2010	2009[1]	2008	2007[2]	2006[3]
Net asset value, beginning of year	$11.02	$13.47	$17.71	$14.72	$17.74
Net investment loss[4]	(0.02)	(0.01)	(0.05)	(0.07)	(0.07)
Net realized and unrealized gains (losses)	1.74	(2.44)	(1.59)	3.49	(0.58)
Net increase (decrease) from operations	1.72	(2.45)	(1.64)	3.42	(0.65)
Distributions from net realized gains	—	—	(2.60)	(0.43)	(2.37)
Net asset value, end of year	$12.74	$11.02	$13.47	$17.71	$14.72
Total investment return[5]	15.71%	(18.26)%	(11.09)%	23.54%	(3.86)%
Ratios/supplemental data:
Net assets, end of year (000's)	$62	$4,369	$5,671	$6,022	$4,279
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.94%	0.96%	0.94%	0.93%	0.95%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.94%	0.96%	0.94%	0.93%	0.95%
Net investment loss to average net assets	(0.14)%	(0.15)%	(0.33)%	(0.41)%	(0.41)%
Portfolio turnover	133%	154%	128%	109%	134%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2010	2009[1]	2008	2007[2]	2006[3]
Net asset value, beginning of year	$10.90	$13.36	$17.61	$14.67	$17.72
Net investment loss[4]	(0.06)	(0.03)	(0.08)	(0.10)	(0.10)
Net realized and unrealized gains (losses)	1.78	(2.43)	(1.57)	3.47	(0.58)
Net increase (decrease) from operations	1.72	(2.46)	(1.65)	3.37	(0.68)
Distributions from net realized gains	—	—	(2.60)	(0.43)	(2.37)
Net asset value, end of year	$12.62	$10.90	$13.36	$17.61	$14.67
Total investment return[5]	15.78%	(18.41)%	(11.22)%	23.28%	(4.05)%
Ratios/supplemental data:
Net assets, end of year (000's)	$338,951	$310,425	$456,354	$500,929	$380,197
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.13%	1.13%	1.13%	1.13%	1.13%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.23%	1.31%	1.17%	1.16%	1.18%
Net investment loss to average net assets	(0.50)%	(0.31)%	(0.52)%	(0.60)%	(0.59)%
Portfolio turnover	133%	154%	128%	109%	134%

1  A portion of the investment advisory function for this Portfolio was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007. AG Asset Management LLC and Riverbridge Partners, LLC continued to provide a portion of the investment advisory function.

3  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

4  Calculated using the average shares method.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.72	$16.17	$21.27	$19.03	$15.46
Net investment income[1]	0.19	0.27	0.41	0.29	0.30
Net realized and unrealized gains (losses)	0.06	(4.22)	(2.99)	4.09	3.50
Net increase (decrease) from operations	0.25	(3.95)	(2.58)	4.38	3.80
Dividends from net investment income	(0.25)	(0.50)	(0.28)	(0.35)	(0.23)
Distributions from net realized gains	—	—	(2.24)	(1.79)	—
Total dividends and distributions	(0.25)	(0.50)	(2.52)	(2.14)	(0.23)
Net asset value, end of year	$11.72	$11.72	$16.17	$21.27	$19.03
Total investment return[2]	2.05%	(24.02)%	(13.73)%	24.14%	24.77%
Ratios/supplemental data:
Net assets, end of year (000's)	$66,355	$71,466	$106,380	$130,966	$111,153
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.43%	1.46%	1.37%	1.38%	1.47%[3]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.43%	1.46%	1.37%	1.38%	1.47%
Net investment income to average net assets	1.54%	2.47%	2.16%	1.42%	1.73%
Portfolio turnover	60%	60%	54%	61%	52%
	Class C
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.49	$15.79	$20.81	$18.65	$15.16
Net investment income[1]	0.08	0.17	0.25	0.12	0.14
Net realized and unrealized gains (losses)	0.05	(4.11)	(2.92)	4.01	3.44
Net increase (decrease) from operations	0.13	(3.94)	(2.67)	4.13	3.58
Dividends from net investment income	(0.15)	(0.36)	(0.11)	(0.18)	(0.09)
Distributions from net realized gains	—	—	(2.24)	(1.79)	—
Total dividends and distributions	(0.15)	(0.36)	(2.35)	(1.97)	(0.09)
Net asset value, end of year	$11.47	$11.49	$15.79	$20.81	$18.65
Total investment return[2]	1.10%	(24.67)%	(14.42)%	23.13%	23.68%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,769	$4,342	$6,949	$8,856	$8,168
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.26%	2.31%	2.18%	2.18%	2.32%[3]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.26%	2.31%	2.18%	2.18%	2.32%
Net investment income to average net assets	0.69%	1.62%	1.33%	0.60%	0.84%
Portfolio turnover	60%	60%	54%	61%	52%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.65	$15.79	$20.80	$18.60	$15.07
Net investment income[1]	0.05	0.14	0.17	0.07	0.12
Net realized and unrealized gains (losses)	0.08	(4.09)	(2.88)	4.04	3.43
Net increase (decrease) from operations	0.13	(3.95)	(2.71)	4.11	3.55
Dividends from net investment income	(0.10)	(0.19)	(0.06)	(0.12)	(0.02)
Distributions from net realized gains	—	—	(2.24)	(1.79)	—
Total dividends and distributions	(0.10)	(0.19)	(2.30)	(1.91)	(0.02)
Net asset value, end of year	$11.68	$11.65	$15.79	$20.80	$18.60
Total investment return[2]	1.14%	(24.80)%	(14.57)%	23.03%	23.60%
Ratios/supplemental data:
Net assets, end of year (000's)	$20	$66	$186	$489	$740
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.40%	2.40%	2.31%	2.27%	2.45%[3]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.59%	2.63%	2.31%	2.27%	2.45%
Net investment income to average net assets	0.43%	1.36%	0.89%	0.37%	0.73%
Portfolio turnover	60%	60%	54%	61%	52%
	Class Y
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.72	$16.20	$21.30	$19.06	$15.49
Net investment income[1]	0.22	0.31	0.48	0.36	0.38
Net realized and unrealized gains (losses)	0.07	(4.23)	(2.98)	4.10	3.49
Net increase (decrease) from operations	0.29	(3.92)	(2.50)	4.46	3.87
Dividends from net investment income	(0.30)	(0.56)	(0.36)	(0.43)	(0.30)
Distributions from net realized gains	—	—	(2.24)	(1.79)	—
Total dividends and distributions	(0.30)	(0.56)	(2.60)	(2.22)	(0.30)
Net asset value, end of year	$11.71	$11.72	$16.20	$21.30	$19.06
Total investment return[2]	2.43%	(23.73)%	(13.38)%	24.55%	25.25%
Ratios/supplemental data:
Net assets, end of year (000's)	$23,368	$33,012	$50,655	$65,377	$53,388
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.10%	1.06%	1.02%	1.02%	1.06%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.10%	1.06%	1.02%	1.02%	1.06%
Net investment income to average net assets	1.77%	2.89%	2.51%	1.78%	2.14%
Portfolio turnover	60%	60%	54%	61%	52%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.70	$16.16	$21.27	$19.03	$15.46
Net investment income[1]	0.22	0.29	0.46	0.35	0.37
Net realized and unrealized gains (losses)	0.05	(4.21)	(2.99)	4.09	3.48
Net increase (decrease) from operations	0.27	(3.92)	(2.53)	4.44	3.85
Dividends from net investment income	(0.28)	(0.54)	(0.34)	(0.41)	(0.28)
Distributions from net realized gains	—	—	(2.24)	(1.79)	—
Total dividends and distributions	(0.28)	(0.54)	(2.58)	(2.20)	(0.28)
Net asset value, end of year	$11.69	$11.70	$16.16	$21.27	$19.03
Total investment return[2]	2.21%	(23.81)%	(13.53)%	24.48%	25.17%
Ratios/supplemental data:
Net assets, end of year (000's)	$698,546	$684,359	$1,048,105	$1,173,137	$900,603
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.18%	1.22%	1.12%	1.12%	1.17%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.18%	1.22%	1.12%	1.12%	1.17%
Net investment income to average net assets	1.80%	2.72%	2.44%	1.70%	2.09%
Portfolio turnover	60%	60%	54%	61%	52%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.58	$19.46	$23.61	$18.30	$15.13
Net investment income (loss)[1]	0.09	0.20	0.25	0.21	0.21
Net realized and unrealized gains (losses)	1.68	(5.71)	(0.49)	8.02	3.10
Net increase (decrease) from operations	1.77	(5.51)	(0.24)	8.23	3.31
Dividends from net investment income	(0.16)	(0.13)	(0.27)	(0.22)	(0.14)
Distributions from net realized gains	—	(3.24)	(3.64)	(2.70)	—
Total dividends and distributions	(0.16)	(3.37)	(3.91)	(2.92)	(0.14)
Net asset value, end of year	$12.19	$10.58	$19.46	$23.61	$18.30
Total investment return[2]	16.81%	(21.37)%	(2.61)%	49.16%	21.97%
Ratios/supplemental data:
Net assets, end of year (000's)	$19,111	$17,784	$29,938	$31,216	$21,651
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.87%	1.93%	1.86%	1.89%	1.97%[3]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.87%	1.93%	1.86%	1.89%	1.97%
Net investment income (loss) to average net assets	0.75%	2.06%	1.14%	1.05%	1.20%
Portfolio turnover	60%	77%	53%	54%	84%
	Class C
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.90	$18.48	$22.61	$17.62	$14.58
Net investment income (loss)[1]	(0.00)[4]	0.13	0.08	0.06	0.07
Net realized and unrealized gains (losses)	1.58	(5.47)	(0.46)	7.69	3.00
Net increase (decrease) from operations	1.58	(5.34)	(0.38)	7.75	3.07
Dividends from net investment income	(0.10)	—	(0.11)	(0.06)	(0.03)
Distributions from net realized gains	—	(3.24)	(3.64)	(2.70)	—
Total dividends and distributions	(0.10)	(3.24)	(3.75)	(2.76)	(0.03)
Net asset value, end of year	$11.38	$9.90	$18.48	$22.61	$17.62
Total investment return[2]	15.96%	(21.97)%	(3.34)%	48.03%	21.06%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,682	$3,525	$6,536	$7,461	$5,484
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.61%	2.67%	2.60%	2.64%	2.78%[3]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.61%	2.67%	2.60%	2.64%	2.78%
Net investment income (loss) to average net assets	(0.01)%	1.35%	0.39%	0.30%	0.40%
Portfolio turnover	60%	77%	53%	54%	84%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

4  Amount represents less than $0.005 per share.

	Class B
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.91	$18.50	$22.61	$17.60	$14.55
Net investment income (loss)[1]	(0.03)	0.11	0.06	0.04	0.05
Net realized and unrealized gains (losses)	1.60	(5.46)	(0.46)	7.69	3.00
Net increase (decrease) from operations	1.57	(5.35)	(0.40)	7.73	3.05
Dividends from net investment income	—	—	(0.07)	(0.02)	—
Distributions from net realized gains	—	(3.24)	(3.64)	(2.70)	—
Total dividends and distributions	—	(3.24)	(3.71)	(2.72)	—
Net asset value, end of year	$11.48	$9.91	$18.50	$22.61	$17.60
Total investment return[2]	15.84%	(22.05)%	(3.41)%	47.95%	20.96%
Ratios/supplemental data:
Net assets, end of year (000's)	$60	$135	$319	$535	$522
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.72%	2.72%	2.68%	2.69%	2.86%[3]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.72%	2.72%	2.68%	2.69%	2.86%
Net investment income (loss) to average net assets	(0.31)%	1.14%	0.28%	0.20%	0.29%
Portfolio turnover	60%	77%	53%	54%	84%
	Class Y
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.78	$19.79	$23.95	$18.53	$15.30
Net investment income (loss)[1]	0.10	0.28	0.34	0.30	0.30
Net realized and unrealized gains (losses)	1.74	(5.83)	(0.51)	8.12	3.13
Net increase (decrease) from operations	1.84	(5.55)	(0.17)	8.42	3.43
Dividends from net investment income	(0.21)	(0.22)	(0.35)	(0.30)	(0.20)
Distributions from net realized gains	—	(3.24)	(3.64)	(2.70)	—
Total dividends and distributions	(0.21)	(3.46)	(3.99)	(3.00)	(0.20)
Net asset value, end of year	$12.41	$10.78	$19.79	$23.95	$18.53
Total investment return[2]	17.15%	(21.00)%	(2.22)%	49.74%	22.52%
Ratios/supplemental data:
Net assets, end of year (000's)	$21,524	$33,069	$31,579	$29,576	$20,201
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.62%	1.47%	1.50%	1.52%	1.56%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.62%	1.47%	1.50%	1.52%	1.56%
Net investment income (loss) to average net assets	0.88%	2.87%	1.49%	1.44%	1.64%
Portfolio turnover	60%	77%	53%	54%	84%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.72	$19.68	$23.84	$18.44	$15.25
Net investment income[1]	0.09	0.20	0.28	0.23	0.21
Net realized and unrealized gains (losses)	1.71	(5.77)	(0.51)	8.09	3.13
Net increase (decrease) from operations	1.80	(5.57)	(0.23)	8.32	3.34
Dividends from net investment income	(0.16)	(0.15)	(0.29)	(0.22)	(0.15)
Distributions from net realized gains	—	(3.24)	(3.64)	(2.70)	—
Total dividends and distributions	(0.16)	(3.39)	(3.93)	(2.92)	(0.15)
Net asset value, end of year	$12.36	$10.72	$19.68	$23.84	$18.44
Total investment return[2]	16.85%	(21.42)%	(2.52)%	49.31%	21.98%
Ratios/supplemental data:
Net assets, end of year (000's)	$232,908	$210,680	$337,958	$374,910	$259,321
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.85%	1.97%	1.78%	1.82%	1.98%[3]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.85%	1.97%	1.78%	1.82%	1.98%
Net investment income to average net assets	0.78%	2.03%	1.22%	1.13%	1.20%
Portfolio turnover	60%	77%	53%	54%	84%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Real Estate Securities Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Years ended July 31,			Period ended July 31,
	2010[1]	2009	2008	2007[2]
Net asset value, beginning of period	$4.86	$7.73	$9.54	$9.84
Net investment income[6]	0.11	0.16	0.19	0.09
Net realized and unrealized gains (losses)	0.83	(2.97)	(1.70)	(0.35)
Net increase (decrease) from operations	0.94	(2.81)	(1.51)	(0.26)
Dividends from net investment income	(0.49)	(0.06)	(0.27)	(0.04)
Distributions from net realized gains	—	—	(0.03)	—
Total dividends and distributions	(0.49)	(0.06)	(0.30)	(0.04)
Net asset value, end of period	$5.31	$4.86	$7.73	$9.54
Total investment return[7]	19.70%	(36.25)%	(16.22)%	(2.63)%
Ratios/supplemental data:
Net assets, end of period (000's)	$3,975	$3,238	$6,647	$4,199
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.45%	1.45%	1.45%	1.45%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.89%	2.06%	1.74%	3.06%[8]
Net investment income to average net assets	2.13%	3.32%	2.10%	1.47%[8]
Portfolio turnover	117%	127%	68%	38%

	Class Y
	Year ended July 31,	Period ended July 31,	Period ended February 15,
	2010[1]	2009[3]	2007[4]
Net asset value, beginning of period	$4.87	$4.35	$10.00
Net investment income[6]	0.12	0.09	0.06
Net realized and unrealized gains (losses)	0.84	0.43	0.97
Net increase (decrease) from operations	0.96	0.52	1.03
Dividends from net investment income	(0.50)	—	(0.04)
Distributions from net realized gains	—	—	—
Total dividends and distributions	(0.50)	—	(0.04)
Net asset value, end of period	$5.33	$4.87	$10.99
Total investment return[7]	20.15%	11.95%	10.39%
Ratios/supplemental data:
Net assets, end of period (000's)	$111	$13	$—
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.20%	1.20%[8]	1.20%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.51%	1.87%[8]	1.92%[8]
Net investment income to average net assets	2.34%	3.84%[8]	3.07%[8]
Portfolio turnover	117%	127%	38%

1  Investment advisory functions for this Portfolio were transferred from Goldman Sachs Asset Management, L.P. to Brookfield Investment Management Inc. and ING Clarion Real Estate Securities, LLC on November 17, 2009.

2  For the period December 18, 2006 (commencement of issuance) through July 31, 2007.

3  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

4  For the period November 30, 2006 (commencement of issuance) through February 15, 2007. There were no shares outstanding from February 16, 2007 through December 25, 2008.

5  For the period January 22, 2007 (commencement of issuance) through July 31, 2007.

	Class C
	Years ended July 31,			Period ended July 31,
	2010[1]	2009	2008	2007[2]
Net asset value, beginning of period	$4.85	$7.69	$9.49	$9.84
Net investment income[6]	0.07	0.12	0.12	0.05
Net realized and unrealized gains (losses)	0.82	(2.95)	(1.69)	(0.36)
Net increase (decrease) from operations	0.89	(2.83)	(1.57)	(0.31)
Dividends from net investment income	(0.45)	(0.01)	(0.20)	(0.04)
Distributions from net realized gains	—	—	(0.03)	—
Total dividends and distributions	(0.45)	(0.01)	(0.23)	(0.04)
Net asset value, end of period	$5.29	$4.85	$7.69	$9.49
Total investment return[7]	18.74%	(36.73)%	(16.84)%	(3.16)%
Ratios/supplemental data:
Net assets, end of period (000's)	$171	$136	$213	$343
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	2.20%	2.20%	2.20%	2.20%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.69%	2.96%	2.68%	3.78%[8]
Net investment income to average net assets	1.37%	2.67%	1.29%	0.84%[8]
Portfolio turnover	117%	127%	68%	38%

	Class P
	Years ended July 31,			Period ended July 31,
	2010[1]	2009	2008	2007[5]
Net asset value, beginning of period	$4.86	$7.75	$9.56	$10.26
Net investment income[6]	0.12	0.17	0.21	0.09
Net realized and unrealized gains (losses)	0.83	(2.97)	(1.71)	(0.79)
Net increase (decrease) from operations	0.95	(2.80)	(1.50)	(0.70)
Dividends from net investment income	(0.49)	(0.09)	(0.28)	—
Distributions from net realized gains	—	—	(0.03)	—
Total dividends and distributions	(0.49)	(0.09)	(0.31)	—
Net asset value, end of period	$5.32	$4.86	$7.75	$9.56
Total investment return[7]	20.10%	(36.09)%	(16.06)%	(6.82)%
Ratios/supplemental data:
Net assets, end of period (000's)	$73,866	$52,925	$70,125	$44,772
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.20%	1.20%	1.20%	1.20%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.91%	2.17%	1.71%	3.02%[8]
Net investment income to average net assets	2.36%	3.67%	2.38%	1.75%[8]
Portfolio turnover	117%	127%	68%	38%

6  Calculated using the average shares method.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Alternative Strategies Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A					Class B
	Years ended July 31,				Period ended July 31,	Period ended April 7,	Years ended July 31,			Period ended July 31,
	2010	2009[1]	2008[2]	2007	2006[3]	2010[4]	2009[1]	2008[2]	2007	2006[5]
Net asset value, beginning of period	$8.79	$10.46	$11.27	$9.93	$10.01	$8.64	$10.36	$11.19	$9.91	$9.84
Net investment income (loss)[7]	0.00[8]	0.06	0.09	0.13	0.03	(0.03)	(0.01)	0.01	0.02	0.01
Net realized and unrealized gains (losses)	0.40	(1.63)	(0.65)	1.26	(0.11)	0.56	(1.62)	(0.64)	1.29	0.06
Net increase (decrease) from operations	0.40	(1.57)	(0.56)	1.39	(0.08)	0.53	(1.63)	(0.63)	1.31	0.07
Dividends from net investment income	(0.03)	(0.03)	(0.07)	(0.05)	—	—	(0.02)	(0.02)	(0.03)	—
Distributions from net realized gains	—	(0.07)	(0.18)	—	—	—	(0.07)	(0.18)	—	—
Total dividends and distributions	(0.03)	(0.10)	(0.25)	(0.05)	—	—	(0.09)	(0.20)	(0.03)	—
Net asset value, end of period	$9.16	$8.79	$10.46	$11.27	$9.93	$9.17	$8.64	$10.36	$11.19	$9.91
Total investment return[9]	4.41%	(14.95)%	(4.94)%	14.09%	(0.80)%	6.01%	(15.54)%	(5.68)%	13.26%	0.71%
Ratios/supplemental data:
Net assets, end of period (000's)	$56,772	$65,429	$150,598	$64,409	$10,393	$—	$29	$23	$18	$3
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.00%	2.20%	2.42%[10]	2.52%	2.14%[11]	2.77%[11]	3.00%	3.16%	3.23%	2.83%[11]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.06%	2.23%	2.42%	2.69%	4.24%[11]	3.20%[11]	3.13%	4.51%	3.68%	5.09%[11]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.95%	1.95%	1.94%[10]	1.88%	1.66%[11]	2.70%[11]	2.70%	2.70%	2.63%	2.38%[11]
Net investment income (loss) to average net assets	0.04%	0.69%	0.79%	1.21%	1.30%[11]	(0.49)%[11]	(0.08)%	0.08%	0.31%	0.41%[11]
Portfolio turnover	244%	423%	389%	178%	54%	244%	423%	389%	178%	54%

1  A portion of the investment advisory function for this Portfolio was transferred to First Quadrant L.P. on April 8, 2009. Analytic Investors, LLC, Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Porftolio was transferred to Goldman Sachs Asset Managment, L.P. on September 10, 2007. Analytic Investors, LLC and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

3  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

4  For the period August 1, 2009 through April 7, 2010. There were no shares outstanding from April 8, 2010 through July 31, 2010.

5  For the period May 19, 2006 (commencement of issuance) through July 31, 2006.

6  For the period April 11, 2006 (commencement of issuance) through July 31, 2006.

7  Calculated using the average shares method.

8  Amount represents less than $0.005 per share.

9  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

10  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

11  Annualized.

	Class C
	Years ended July 31,				Period ended July 31,
	2010	2009[1]	2008[2]	2007	2006[6]
Net asset value, beginning of period	$8.64	$10.34	$11.20	$9.91	$9.97
Net investment income (loss)[7]	(0.06)	(0.01)	0.01	0.05	0.02
Net realized and unrealized gains (losses)	0.39	(1.62)	(0.64)	1.26	(0.08)
Net increase (decrease) from operations	0.33	(1.63)	(0.63)	1.31	(0.06)
Dividends from net investment income	—	—	(0.05)	(0.02)	—
Distributions from net realized gains	—	(0.07)	(0.18)	—	—
Total dividends and distributions	—	(0.07)	(0.23)	(0.02)	—
Net asset value, end of period	$8.97	$8.64	$10.34	$11.20	$9.91
Total investment return[9]	3.70%	(15.61)%	(5.67)%	13.23%	(0.60)%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,887	$6,565	$7,921	$3,843	$302
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.75%	2.96%	3.16%[10]	3.28%	2.84%[11]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.75%	2.96%	3.16%	3.45%	4.35%[11]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.70%	2.70%	2.67%[10]	2.65%	2.40%[11]
Net investment income (loss) to average net assets	(0.72)%	(0.08)%	0.08%	0.56%	0.66%[11]
Portfolio turnover	244%	423%	389%	178%	54%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Alternative Strategies Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class Y
	Years ended July 31,		Periods ended July 31,
	2010	2009[1]	2008[2,3]	2006[4]
Net asset value, beginning of period	$8.80	$10.51	$10.52	$10.00
Net investment income (loss)[6]	0.03	0.08	(0.00)[7]	0.06
Net realized and unrealized gains (losses)	0.40	(1.66)	(0.01)	(0.20)
Net increase (decrease) from operations	0.43	(1.58)	(0.01)	(0.14)
Dividends from net investment income	(0.04)	(0.06)	—	—
Distributions from net realized gains	—	(0.07)	—	—
Total dividends and distributions	(0.04)	(0.13)	—	—
Net asset value, end of period	$9.19	$8.80	$10.51	$9.86
Total investment return[8]	4.83%	(14.81)%	(0.10)%	(1.40)%
Ratios/supplemental data:
Net assets, end of period (000's)	$1,977	$13,707	$57,552	$—
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.76%[9]	1.95%	2.52%[10]	1.76%[10]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.76%	1.98%	2.69%[10]	2.34%[10]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.70%[9]	1.70%	1.70%[10]	1.41%[10]
Net investment income (loss) to average net assets	0.37%	0.95%	(1.77)%[10]	1.94%[10]
Portfolio turnover	244%	423%	389%	54%

1  A portion of the investment advisory function for this Portfolio was transferred to First Quadrant L.P. on April 8, 2009. Analytic Investors, LLC, Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Porftolio was transferred to Goldman Sachs Asset Managment, L.P. on September 10, 2007. Analytic Investors, LLC and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

3  For the period July 23, 2008 (recommencement of issuance) through July 31, 2008.

4  For the period April 3, 2006 (commencement of issuance) through July 26, 2006. There were no shares outstanding from July 27, 2006 through July 22, 2008.

5  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

6  Calculated using the average shares method.

7  Amount represents less than $0.005 per share.

8  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

9  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

10  Annualized.

	Class P
	Years ended July 31,				Period ended July 31,
	2010	2009[1]	2008[2]	2007	2006[5]
Net asset value, beginning of period	$8.82	$10.51	$11.30	$9.94	$10.01
Net investment income (loss)[6]	0.03	0.08	0.12	0.16	0.03
Net realized and unrealized gains (losses)	0.40	(1.65)	(0.65)	1.26	(0.10)
Net increase (decrease) from operations	0.43	(1.57)	(0.53)	1.42	(0.07)
Dividends from net investment income	(0.06)	(0.05)	(0.08)	(0.06)	—
Distributions from net realized gains	—	(0.07)	(0.18)	—	—
Total dividends and distributions	(0.06)	(0.12)	(0.26)	(0.06)	—
Net asset value, end of period	$9.19	$8.82	$10.51	$11.30	$9.94
Total investment return[8]	4.71%	(14.73)%	(4.76)%	14.38%	(0.70)%
Ratios/supplemental data:
Net assets, end of period (000's)	$399,477	$356,352	$555,361	$384,649	$46,920
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.75%	1.95%	2.13%[9]	2.28%	1.90%[10]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.79%	1.96%	2.13%	2.43%	4.12%[10]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.70%	1.70%	1.68%[9]	1.64%	1.41%[10]
Net investment income (loss) to average net assets	0.28%	0.93%	1.10%	1.44%	1.47%[10]
Portfolio turnover	244%	423%	389%	178%	54%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

UBS PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments (collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only) and UBS PACE Global Real Estate Securities Investments (which currently offers Class A, Class C, Class Y and Class P shares), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the UBS PACESM Select Advisors Program, except that UBS PACE Money Market Investments shares are also available to participants in the UBS PACESM Multi Advisor Program.

As of October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are not permitted. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends and distributions or through exchanges, all Class B share attributes, including the associated Rule 12b-1 service plan and distribution fees, contingent deferred sales charges and conversion features will continue.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

UBS PACE Select Advisors Trust

Notes to financial statements

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards CodificationTM ("Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles ("GAAP"). The Codification supersedes existing and nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Trust's financial statements.

The preparation of financial statements in accordance with GAAP requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current value for its portfolio securities. The Portfolios normally obtain values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market close, last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges (and certain related derivatives) may be fair valued based on significant events that occur between the close of the foreign markets and 4:00 pm EST. UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets (and certain related derivatives) in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange ("NYSE"), the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of

UBS PACE Select Advisors Trust

Notes to financial statements

the UBS PACE Money Market Investments Portfolio are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, swaps are valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of each Portfolio's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010.

In March 2008, the FASB amended Accounting Standards Codification Topic 815 Derivatives and Hedging ("ASC 815"), which changed the disclosure requirements for derivative and hedging activities. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC 815. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC 815. ASC 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. ASC 815 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of each Portfolio is consistent with the derivative activity during the year ended July 31, 2010. The Portfolios may be sellers of protection through credit default swap agreements which are

UBS PACE Select Advisors Trust

Notes to financial statements

by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Portfolios are not aware of any additional credit-risk contingent features on other derivative contracts held by the Portfolios.

At July 31, 2010, the Portfolios had the following derivatives categorized by underlying risk:

Asset derivatives[1]
		Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE Government Securities Fixed Income Investments	Futures contracts Swap agreements Total value	$261,891 — $261,891	— — —	— $587,500 $587,500	— — —	$261,891 587,500 $849,391
UBS PACE Intermediate Fixed Income Investments	Futures contracts Forward foreign currency contracts Total value	$276,190 — $276,190	— $990,206 $990,206	— — —	— — —	$276,190 990,206 $1,266,396
UBS PACE Strategic Fixed Income Investments	Futures contracts Forward foreign currency contracts Swap agreements Total value	$907,568 — 2,902,798 $3,810,366	— $357,550 — $357,550	— — $905,481 $905,481	— — — —	$907,568 357,550 3,808,279 $5,073,397
UBS PACE Global Fixed Income Investments	Futures contracts Forward foreign currency contracts Total value	$750,417 — $750,417	— $9,674,106 $9,674,106	— — —	— — —	$750,417 9,674,106 $10,424,523
UBS PACE International Equity Investments	Futures contracts Forward foreign currency contracts Total value	— — —	— $299,666 $299,666	— — —	$56,245 — $56,245	$56,245 299,666 $355,911
UBS PACE Alternative Strategies Investments	Futures contracts Forward foreign currency contracts Swap agreements Total value	$1,956,608 — 5,067,426 $7,024,034	— $6,434,320 — $6,434,320	— — $348,093 $348,093	$227,274 — — $227,274	$2,183,882 6,434,320 5,415,519 $14,033,721

1  In the Statement of assets and liabilities, swap agreements are shown at value while forward foreign currency contracts are shown using unrealized appreciation. Futures contracts are reported in the table above using the cumulative appreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives[2]
		Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE Government Securities Fixed Income Investments	Written options Total value	$(961,691) $(961,691)	— —	— —	— —	$(961,691) $(961,691)
UBS PACE Intermediate Fixed Income Investments	Futures contracts Forward foreign currency contracts Total value	$(844,209) — $(844,209)	— $(619,512) $(619,512)	— — —	— — —	$(844,209) (619,512) $(1,463,721)

UBS PACE Select Advisors Trust

Notes to financial statements

Liability derivatives[2]
		Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE Strategic Fixed Income Investments	Written options Forward foreign currency contracts Swap agreements Total value	$(1,782,467) — $(249,641) $(2,032,108)	— $(2,615,399) — $(2,615,399)	— — (1,202,724) $(1,202,724)	— — — —	$(1,782,467) (2,615,399) (1,452,365) $(5,850,231)
UBS PACE Global Fixed Income Investments	Futures contracts Forward foreign currency contracts Total value	$(2,600,537) — $(2,600,537)	— $(4,887,492) $(4,887,492)	— — —	— — —	$(2,600,537) (4,887,492) $(7,488,029)
UBS PACE High Yield Investments	Forward foreign currency contracts Total value	— —	$(967,113) $(967,113)	— —	— —	$(967,113) $(967,113)
UBS PACE International Equity Investments	Forward foreign currency contracts Total value	— —	$(193,917) $(193,917)	— —	— —	$(193,917) $(193,917)
UBS PACE Alternative Strategies Investments	Futures contracts Written options Forward foreign currency contracts Swap agreements Total value	$(2,752,210) — — (5,794,319) $(8,546,529)	— — $(6,172,044) — $(6,172,044)	— — — — —	$(243,208) (321,400) — — $(564,608)	$(2,995,418) (321,400) (6,172,044) (5,794,319) $(15,283,181)

2  In the Statement of assets and liabilities, swap agreements and written options are shown at value while forward foreign currency contracts are shown using unrealized depreciation. Futures contracts are reported in the table above using the cumulative depreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

Transactions in derivative instruments during the year ended July 31, 2010, were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE Government Securities Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$601,022	—	—	—	$601,022
Written options	1,428,484	—	—	—	1,428,484
Swap agreements	(10,626)	—	$(282,358)	—	(292,984)
Total net realized gain (loss)	$2,018,880	—	$(282,358)	—	$1,736,522
Net change in unrealized appreciation/ depreciation[4]
Futures contracts	$261,891	—	—	—	$261,891
Written options	106,931	—	—	—	106,931
Swap agreements	—	—	$1,273,904	—	1,273,904
Total net change in unrealized appreciation/depreciation	$368,822	—	$1,273,904	—	$1,642,726

UBS PACE Select Advisors Trust

Notes to financial statements

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(1,866,548)	—	—	—	$(1,866,548)
Forward foreign currency contracts	—	$537,059	—	—	537,059
Total net realized gain (loss)	$(1,866,548)	$537,059	—	—	$(1,329,489)
Net change in unrealized appreciation/ depreciation[4]
Futures contracts	$(785,401)	—	—	—	$(785,401)
Forward foreign currency contracts	—	$478,416	—	—	478,416
Total net change in unrealized appreciation/depreciation	$(785,401)	$478,416	—	—	(306,985)
UBS PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$6,667,807	—	—	—	$6,667,807
Written options	1,463,453	—	—	—	1,463,453
Forward foreign currency contracts	—	$2,199,781	—	—	2,199,781
Swap agreements	10,049,063	—	$(72,043)	—	9,977,020
Total net realized gain (loss)	$18,180,323	$2,199,781	$(72,043)		$20,308,061
Net change in unrealized appreciation/ depreciation[4]
Futures contracts	$1,207,768	—	—	—	$1,207,768
Written options	(1,542,657)	—	—	—	(1,542,657)
Forward foreign currency contracts	—	$(1,177,282)	—	—	(1,177,282)
Swap agreements	(639,630)	—	$949,793	—	310,163
Total net change in unrealized appreciation/depreciation	$(974,519)	$(1,177,282)	$949,793	—	$(1,202,008)
UBS PACE Global Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(1,270,260)	—	—	—	$(1,270,260)
Forward foreign currency contracts	—	$11,377,241	—	—	11,377,241
Total net realized gain (loss)	$(1,270,260)	$11,377,241	—	—	$10,106,981
Net change in unrealized appreciation/ depreciation[4]
Futures contracts	$(4,117,754)	—	—	—	$(4,117,754)
Forward foreign currency contracts	—	$1,913,440	—	—	1,913,440
Total net change in unrealized appreciation/depreciation	$(4,117,754)	$1,913,440	—	—	$(2,204,314)

UBS PACE Select Advisors Trust

Notes to financial statements

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE High Yield Investments
Net realized gain[3]
Forward foreign currency contracts	—	$3,738,857	—	—	$3,738,857
Total net realized gain	—	$3,738,857	—	—	$3,738,857
Net change in unrealized appreciation/ depreciation[4]
Forward foreign currency contracts	—	$(730,178)	—	—	$(730,178)
Total net change in unrealized appreciation/depreciation	—	$(730,178)	—	—	$(730,178)
UBS PACE International Equity Investments
Net realized gain[3]
Futures contracts	—		—	$26.639	$26,639
Forward foreign currency contracts	—	$356,720	—	—	356,720
Total net realized gain	—	$356,720	—	$26,639	$383,359
Net change in unrealized appreciation/ depreciation[4]
Futures contracts	—	—	—	$(18,458)	$(18,458)
Forward foreign currency contracts	—	$(38,446)	—	—	(38,446)
Total net change in unrealized appreciation/depreciation	—	$(38,446)	—	$(18,458)	$(56,904)
UBS PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures contracts	$(497,555)	—	—	$(3,402,575)	$(3,900,130)
Written options	—	—	—	2,046,260	2,046,260
Forward foreign currency contracts	—	$3,653,091	—	—	3,653,091
Swap agreements	(1,777,120)	—	$(2,078,062)	—	(3,855,182)
Total net realized gain (loss)	$(2,274,675)	$3,653,091	$(2,078,062)	$(1,356,315)	$(2,055,961)
Net change in unrealized appreciation/ depreciation[4]
Futures contracts	$(1,037,728)	—	—	$1,081,561	$43,833
Written options	—	—	—	88,998	88,998
Forward foreign currency contracts	—	$145,742	—	—	145,742
Swap agreements	$89,145	—	$3,980,726	—	4,069,871
Total net change in unrealized appreciation/depreciation	$(948,583)	$145,742	$3,980,726	$1,170,559	$4,348,444

3  The net realized gains (losses) from futures, written options, and swaps are disclosed separately in the Statement of operations. The forward foreign currency contracts realized gains (losses) are included in the forward foreign currency contracts and foreign currency transactions in the Statement of operations.

4  The net change in unrealized appreciation/depreciation on futures, written options, and swaps are shown in the Statement of operations. The net change in unrealized appreciation/depreciation on forward foreign currency contracts is included in other assets and liabilities denominated in foreign currency and forward foreign currency contracts in the Statement of operations.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date

UBS PACE Select Advisors Trust

Notes to financial statements

(or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM. Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Portfolio's Portfolio of investments.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax

UBS PACE Select Advisors Trust

Notes to financial statements

purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of its investment strategy, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the

UBS PACE Select Advisors Trust

Notes to financial statements

sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities. They may do this to enhance or realize gains, as a hedge and/or to manage the average duration of the Portfolio. Using futures contracts involves various market risks, including interest rate and equity risk as well as the risks that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Loan assignments—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of

UBS PACE Select Advisors Trust

Notes to financial statements

the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its sub-advisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "Against the Box"—Each Portfolio (other than UBS PACE Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio may incur transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales—UBS PACE Government Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments can enter into short sales whereby they sell a security they generally do not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. The Portfolio will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Portfolio is liable to the buyer for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense of the Portfolio. UBS PACE Alternative Strategies Investments maintains one or more accounts containing cash and/or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the investment sold short. UBS PACE Government Securities Fixed Income Investments and UBS PACE Global Real Estate Securities Investments did not engage in uncovered short sales during the year ended July 31, 2010.

UBS PACE Select Advisors Trust

Notes to financial statements

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a financing transaction and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolio. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Portfolio. At July 31, 2010, the only Portfolio utilizing treasury roll transactions is UBS PACE Intermediate Fixed Income Investments.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. For the year ended July 31, 2010, UBS PACE Intermediate Fixed Income Investments had an average daily reverse repurchase agreement of $5,412,500 for 10 days with a related weighted average annualized interest rate of 0.207%, which resulted in $311 of interest expense.

Interest rate swap agreements—Certain Portfolios may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Upfront payments made and/or received by the Portfolio are recorded as an adjustment to cost.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

UBS PACE Select Advisors Trust

Notes to financial statements

Credit default swap agreements—Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of July 31, 2010 for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate

UBS PACE Select Advisors Trust

Notes to financial statements

issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's sub-adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolios will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Total return swaps—Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. At July 31, 2010, there were no Portfolios that were invested in total return swap contracts.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments tend to invest.

UBS PACE Select Advisors Trust

Notes to financial statements

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment Management and Administration Fees and Other Transactions with Affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio paid UBS Global AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of July 31, 2010:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Money Market Investments	0.350%

UBS PACE Government Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

UBS PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

UBS PACE Strategic Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

UBS PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

UBS PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion

UBS PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion

UBS PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million

UBS PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million

UBS PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion

UBS PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion

UBS PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
UBS PACE Government Securities Fixed Income Investments	Pacific Investment Management Company LLC	0.200%

UBS PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.	0.200% up to $120 million 0.100% above $120 million

UBS PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC	0.250%

UBS PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC	0.200% up to $60 million 0.150% above $60 million

UBS PACE Global Fixed Income Investments	Rogge Global Partners plc	0.250% up to $150 million 0.180% above $150 million up to $500 million 0.150% above $500 million

UBS PACE High Yield Investments	MacKay Shields LLC	0.350%

UBS PACE Large Co Value Equity Investments	Institutional Capital LLC Pzena Investment Management, LLC[1] Westwood Management Corp.	0.300% 0.700% up to $25 million 0.500% above $25 million up to $100 million 0.400% above $100 million up to $300 million 0.350% above $300 million 0.300%

UBS PACE Large Co Growth Equity Investments	Delaware Management Company Marsico Capital Management, LLC Roxbury Capital Management, LLC[2] SSgA Funds Management, Inc. Wellington Management Company, LLP	0.400% 0.300% 0.250% up to $250 million 0.200% above $250 million 0.150% 0.300%

UBS PACE Small/Medium Co Value Equity Investments	Buckhead Capital Management, LLC Metropolitan West Capital Management, LLC Systematic Financial Management, L.P.	0.400% up to $100 million 0.350% above $100 million 0.400% 0.400%

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
UBS PACE Small/Medium Co Growth Equity Investments	Copper Rock Capital Partners, LLC Palisade Capital Management, LLC Riverbridge Partners, LLC	0.450% up to $100 million 0.400% above $100 million 0.450% up to $100 million 0.400% above $100 million 0.400%

UBS PACE International Equity Investments	J.P. Morgan Investment Management Inc. Martin Currie Inc. Mondrian Investment Partners Ltd.	0.200% 0.350% up to $150 million 0.300% above $150 million up to $250 million 0.250% above $250 million up to $350 million 0.200% above $350 million 0.350% up to $150 million 0.300% above $150 million

UBS PACE International Emerging Markets Equity Investments	Gartmore Global Partners Mondrian Investment Partners Ltd.	0.500% 0.650% up to $150 million 0.550% above $150 million up to $250 million 0.500% above $250 million

UBS PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc.[3] ING Clarion Real Estate Securities, LLC[3]	0.420% up to $50 million 0.400% above $50 million 0.400%

UBS PACE Alternative Strategies Investments[4]	Analytic Investors, LLC First Quadrant L.P.[5] Goldman Sachs Asset Management, L.P. Wellington Management Company, LLP	0.450% up to $200 million
0.400% above $200 million
up to $400 million
0.300% above $400 million
0.750%
0.680% up to $300 million
0.640% above $300 million
up to $500 million
0.600% above $500 million
0.750% up to $200 million
0.725% above $200 million

1  If the assets under Pzena's management are less than $10 million, Pzena receives 1.00% of the Portfolio's average daily net assets that it manages with a minimum annual fee of $35,000 and a maximum annual fee of $70,000.

2  Roxbury Capital Management, LLC became a sub-advisor effective May 25, 2010.

3  Brookfield Investment Management Inc. and ING Clarion Real Estate Securities, LLC replaced Goldman Sachs Asset Management, L.P. effective November 17, 2009.

4  Standard Life Investments (Corporate Funds) Limited became a sub-advisor effective August 5, 2010.

5  Effective August 9, 2010, the sub-advisory fee was increased to 0.90% of the average daily net assets of the Portfolio that First Quadrant L.P. manages.

UBS PACE Select Advisors Trust

Notes to financial statements

At July 31, 2010, certain Portfolios owe or are (owed by) UBS Global AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS Global AM
UBS PACE Money Market Investments	$(79,116)
UBS PACE Government Securities Fixed Income Investments	278,537
UBS PACE Intermediate Fixed Income Investments	189,531
UBS PACE Strategic Fixed Income Investments	346,758
UBS PACE Municipal Fixed Income Investments	140,428
UBS PACE Global Fixed Income Investments	281,861
UBS PACE High Yield Investments	126,568
UBS PACE Large Co Value Equity Investments	676,977
UBS PACE Large Co Growth Equity Investments	618,210
UBS PACE Small/Medium Co Value Equity Investments	226,419
UBS PACE Small/Medium Co Growth Equity Investments	227,033
UBS PACE International Equity Investments	581,405
UBS PACE International Emerging Markets Equity Investments	249,704
UBS PACE Global Real Estate Securities Investments	(22,428)
UBS PACE Alternative Strategies Investments	503,669

UBS Global AM has entered into a written fee waiver agreement with each of UBS PACE Government Securities Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE Large Co Growth Equity Investments under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower subadvisory fees paid by UBS Global AM to each of these Portfolio's sub-advisors: Pacific Investment Management Company LLC, Rogge Global Partners plc and SSgA Funds Management, Inc., respectively. For the year ended July 31, 2010, UBS Global AM was contractually obligated to waive $152,615, $250,550 and $290,487 in investment management and administration fees for UBS PACE Government Securities Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE Large Co Growth Equity Investments, respectively.

Additionally, with respect to UBS PACE Money Market Investments, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. For the year ended July 31, 2010, UBS Global AM voluntarily waived and/or reimbursed expenses of $1,458,102 for UBS PACE Money Market Investments for that purpose.

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, if any) for the year ending November 30, 2010 at a level not to exceed amounts in the table below.

Each Portfolio will repay UBS Global AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2010, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the year ended July 31, 2010, UBS Global AM had the following fee waiver/expense reimbursements, and recoupments. The recoupments are included in the investment management and administration fees on the Statement of operations. The fee

UBS PACE Select Advisors Trust

Notes to financial statements

waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2013, and recoupments for the year ended July 31, 2010, were as follows:

Portfolio	Class A expense cap	Class B expense cap		Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursement	Recoupments
UBS PACE Money Market Investments	N/A	N/A		N/A	N/A	0.60%	$1,262,723	—
UBS PACE Government Securities Fixed Income Investments	1.02%	1.77%		1.52%	0.77%	0.77	468,521	—
UBS PACE Intermediate Fixed Income Investments	0.93	1.68		1.43	0.68	0.68	234,920	—
UBS PACE Strategic Fixed Income Investments	1.06	1.81		1.56	0.81	0.81	430,389	—
UBS PACE Municipal Fixed Income Investments	0.93	1.68		1.43	0.68	0.68	137,595	—
UBS PACE Global Fixed Income Investments	1.25	2.00		1.75	1.00	1.00	389,043	$16,447
UBS PACE High Yield Investments	1.35	2.10	[1]	1.85	1.10	1.10	174,480	1,575
UBS PACE Large Co Value Equity Investments	1.27	2.02		2.02	1.02	1.02	859	3,382
UBS PACE Large Co Growth Equity Investments	1.30	2.05		2.05	1.05	1.05	2,505	—
UBS PACE Small/Medium Co Value Equity Investments	1.41	2.16		2.16	1.16	1.16	300,298	—
UBS PACE Small/Medium Co Growth Equity Investments	1.38	2.13		2.13	1.13	1.13	338,574	5,660
UBS PACE International Equity Investments[2]	1.65	2.40		2.40	1.40	1.40	86	—
UBS PACE International Emerging Markets Equity Investments[2]	2.25	3.00		3.00	2.00	2.00	—	—
UBS PACE Global Real Estate Securities Investments	1.45	N/A3		2.20	1.20	1.20	489,809	—
UBS PACE Alternative Strategies Investments	1.95	2.70		2.70	1.70	1.70	171,663	1,423

1  Share class has not commenced operations

2  At a meeting held on September 15, 2010, the Board of Trustees for UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments approved new written fee waiver/expense reimbursement agreements pursuant to which, effective December 1, 2010, UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the funds' ordinary total operating expenses through November 30, 2011 (excluding dividend expense, borrowing costs and interest expense, if any) will not exceed the following amounts:

	Class A	Class B	Class C	Class Y	Class P
UBS PACE International Equity Investments	1.55%	2.30%	2.30%	1.30%	1.30%
UBS PACE International Emerging Markets Equity Investments	2.15	2.90	2.90	1.90	1.90

3  UBS PACE Global Real Estate Securities Investments does not offer Class B shares.

At July 31, 2010, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2011	Expires July 31, 2012	Expires July 31, 2013
UBS PACE Money Market Investments	$4,419,019	$1,426,962	$1,729,334	$1,262,723
UBS PACE Government Securities Fixed Income Investments—Class A	63,720	5,648	26,444	31,628
UBS PACE Government Securities Fixed Income Investments—Class B	777	334	280	163
UBS PACE Government Securities Fixed Income Investments—Class C	54,508	17,897	20,528	16,083

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2011	Expires July 31, 2012	Expires July 31, 2013
UBS PACE Government Securities Fixed Income Investments—Class Y	$90,670	$6,932	$42,938	$40,800
UBS PACE Government Securities Fixed Income Investments—Class P	889,807	193,089	316,871	379,847
UBS PACE Intermediate Fixed Income Investments—Class A	123,475	50,808	40,388	32,279
UBS PACE Intermediate Fixed Income Investments—Class B	1,037	550	259	228
UBS PACE Intermediate Fixed Income Investments—Class C	12,709	5,041	4,223	3,445
UBS PACE Intermediate Fixed Income Investments—Class Y	2,135	817	25	1,293
UBS PACE Intermediate Fixed Income Investments—Class P	711,726	304,567	209,484	197,675
UBS PACE Strategic Fixed Income Investments—Class A	30,097	11,610	8,462	10,025
UBS PACE Strategic Fixed Income Investments—Class B	1,093	537	278	278
UBS PACE Strategic Fixed Income Investments—Class C	2,711	1,791	798	122
UBS PACE Strategic Fixed Income Investments—Class Y	1,522	—	—	1,522
UBS PACE Strategic Fixed Income Investments—Class P	1,269,836	490,956	360,438	418,442
UBS PACE Municipal Fixed Income Investments—Class A	95,158	54,146	23,896	17,116
UBS PACE Municipal Fixed Income Investments—Class B	545	387	84	74
UBS PACE Municipal Fixed Income Investments—Class C	20,380	10,476	5,657	4,247
UBS PACE Municipal Fixed Income Investments—Class Y	534	356	106	72
UBS PACE Municipal Fixed Income Investments—Class P	459,959	214,715	129,158	116,086
UBS PACE Global Fixed Income Investments—Class A	18,289	3,663	14,626	—
UBS PACE Global Fixed Income Investments—Class B	626	433	125	68
UBS PACE Global Fixed Income Investments—Class P	1,344,123	485,900	469,248	388,975
UBS PACE High Yield Investments—Class A	6,391	2,293	4,098	—
UBS PACE High Yield Investments—Class Y	10	—	10	—
UBS PACE High Yield Investments—Class P	673,407	202,550	296,377	174,480
UBS PACE Large Co Value Equity Investments—Class B	2,250	41	1,350	859
UBS PACE Large Co Value Equity Investments—Class C	2,092	—	2,092	—
UBS PACE Large Co Growth Equity Investments—Class B	1,453	598	487	368
UBS PACE Large Co Growth Equity Investments—Class C	6,703	—	4,566	2,137
UBS PACE Small/Medium Co Value Equity Investments—Class B	798	133	490	175
UBS PACE Small/Medium Co Value Equity Investments—Class P	764,634	—	464,511	300,123
UBS PACE Small/Medium Co Growth Equity Investments—Class B	1,210	585	364	261
UBS PACE Small/Medium Co Growth Equity Investments—Class C	1,606	—	1,606	—
UBS PACE Small/Medium Co Growth Equity Investments—Class P	963,941	77,670	547,958	338,313
UBS PACE International Equity Investments—Class B	277	—	191	86
UBS PACE Global Real Estate Securities Investments—Class A	51,377	15,153	20,367	15,857
UBS PACE Global Real Estate Securities Investments—Class C	2,978	1,201	1,009	768
UBS PACE Global Real Estate Securities Investments—Class Y	189	—	39	150
UBS PACE Global Real Estate Securities Investments—Class P	1,195,779	278,584	444,161	473,034
UBS PACE Alternative Strategies Investments—Class A	64,489	—	28,060	36,429
UBS PACE Alternative Strategies Investments—Class B	421	329	54	38
UBS PACE Alternative Strategies Investments—Class C	477	—	405	72
UBS PACE Alternative Strategies Investments—Class Y	6,086	—	6,086	—
UBS PACE Alternative Strategies Investments—Class P	174,381	—	39,257	135,124

UBS PACE Global Fixed Income Investments Class C and Class Y, UBS PACE High Yield Investments Class C, UBS PACE Large Co Value Equity Investments Class A, Class Y and Class P, UBS PACE Large Co Growth

UBS PACE Select Advisors Trust

Notes to financial statements

Equity Investments Class A, Class Y and Class P, UBS PACE Small/Medium Co Value Equity Investments Class A, Class C and Class Y, UBS PACE Small/Medium Co Growth Equity Investments Class A and Class Y, UBS PACE International Equity Investments Class A, Class C, Class Y and Class P and UBS PACE International Emerging Markets Equity Investments Class A, Class B, Class C, Class Y and Class P have no remaining fee waivers/expense reimbursements subject to repayment.

During the year ended July 31, 2010, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated broker	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/ Medium Co Value Equity Investments	UBS PACE Small/ Medium Co Growth Equity Investments	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
UBS AG	—	—	—	—	$550	$16,350	$1,081	$324
UBS Securities Asia Ltd.	—	—	—	—	—	—	2,868	238
UBS Securities Canada Inc.	—	—	—	—	—	—	7	—
UBS Securities LLC	$9,339	$1,122	$6,522	$2,201	—	2,421	480	2,912

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the year ended July 31, 2010, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

UBS PACE Large Co Value Equity Investments	$53,033
UBS PACE Large Co Growth Equity Investments	119,199
UBS PACE Small/Medium Co Value Equity Investments	9,736
UBS PACE Small/Medium Co Growth Equity Investments	19,704
UBS PACE International Equity Investments	45,286
UBS PACE International Emerging Markets Equity Investments	83,852
UBS PACE Global Real Estate Securities Investments	7,684
UBS PACE Alternative Strategies Investments	154,364

During the year ended July 31, 2010, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

UBS PACE Money Market Investments	$175,979,194
UBS PACE Government Securities Fixed Income Investments	5,010,956,518
UBS PACE Intermediate Fixed Income Investments	1,526,719,008
UBS PACE Strategic Fixed Income Investments	1,299,496,199
UBS PACE Municipal Fixed Income Investments	16,352,915
UBS PACE Global Fixed Income Investments	72,028,667
UBS PACE High Yield Investments	6,602,157
UBS PACE Small/Medium Co Growth Equity Investments	2,294,071
UBS PACE Alternative Strategies Investments	304,733,932

UBS PACE Select Advisors Trust

Notes to financial statements

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of UBS PACE Money Market Investments, which only offers Class P shares, and UBS PACE Global Real Estate Securities Investments, which does not offer Class B shares) pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE High Yield Investments Portfolios.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At July 31, 2010, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the year ended July 31, 2010, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
UBS PACE Government Securities Fixed Income Investments—Class A	$19,288	$29,357
UBS PACE Government Securities Fixed Income Investments—Class B	132	1,000
UBS PACE Government Securities Fixed Income Investments—Class C	15,412	1,181
UBS PACE Intermediate Fixed Income Investments—Class A	9,062	6,231
UBS PACE Intermediate Fixed Income Investments—Class B	132	223
UBS PACE Intermediate Fixed Income Investments—Class C	2,993	1,137
UBS PACE Strategic Fixed Income Investments—Class A	9,484	44,799
UBS PACE Strategic Fixed Income Investments—Class B	252	510
UBS PACE Strategic Fixed Income Investments—Class C	7,647	437
UBS PACE Municipal Fixed Income Investments—Class A	17,721	40,861
UBS PACE Municipal Fixed Income Investments—Class B	52	—
UBS PACE Municipal Fixed Income Investments—Class C	10,023	122
UBS PACE Global Fixed Income Investments—Class A	20,441	10,526
UBS PACE Global Fixed Income Investments—Class B	138	488
UBS PACE Global Fixed Income Investments—Class C	4,441	—

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
UBS PACE High Yield Investments—Class A	$2,693	$69,150
UBS PACE High Yield Investments—Class C	1,745	1,146
UBS PACE Large Co Value Equity Investments—Class A	29,871	5,170
UBS PACE Large Co Value Equity Investments—Class B	137	348
UBS PACE Large Co Value Equity Investments—Class C	12,823	261
UBS PACE Large Co Growth Equity Investments—Class A	11,649	3,903
UBS PACE Large Co Growth Equity Investments—Class B	72	355
UBS PACE Large Co Growth Equity Investments—Class C	3,302	78
UBS PACE Small/Medium Co Value Equity Investments—Class A	5,821	3,808
UBS PACE Small/Medium Co Value Equity Investments—Class B	47	20
UBS PACE Small/Medium Co Value Equity Investments—Class C	4,291	18
UBS PACE Small/Medium Co Growth Equity Investments—Class A	6,698	1,452
UBS PACE Small/Medium Co Growth Equity Investments—Class B	13	85
UBS PACE Small/Medium Co Growth Equity Investments—Class C	2,711	56
UBS PACE International Equity Investments—Class A	13,668	4,112
UBS PACE International Equity Investments—Class B	20	231
UBS PACE International Equity Investments—Class C	3,103	—
UBS PACE International Emerging Markets Equity Investments—Class A	3,902	2,544
UBS PACE International Emerging Markets Equity Investments—Class B	49	122
UBS PACE International Emerging Markets Equity Investments—Class C	3,025	—
UBS PACE Global Real Estate Securities Investments—Class A	802	3,519
UBS PACE Global Real Estate Securities Investments—Class C	139	—
UBS PACE Alternative Strategies Investments—Class A	12,103	3,640
UBS PACE Alternative Strategies Investments—Class B	—	73
UBS PACE Alternative Strategies Investments—Class C	5,762	516

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.), Inc.)("BNY Mellon"), the Portfolios' transfer agent, and was compensated for these services by BNY Mellon, not the Portfolios.

For the year ended July 31, 2010, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
UBS PACE Money Market Investments	$927,123
UBS PACE Government Securities Fixed Income Investments	432,662
UBS PACE Intermediate Fixed Income Investments	223,668
UBS PACE Strategic Fixed Income Investments	562,405
UBS PACE Municipal Fixed Income Investments	102,368
UBS PACE Global Fixed Income Investments	578,433
UBS PACE High Yield Investments	235,606
UBS PACE Large Co Value Equity Investments	721,439

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Delegated services fees earned
UBS PACE Large Co Growth Equity Investments	$667,601
UBS PACE Small/Medium Co Value Equity Investments	623,002
UBS PACE Small/Medium Co Growth Equity Investments	624,665
UBS PACE International Equity Investments	642,108
UBS PACE International Emerging Markets Equity Investments	543,254
UBS PACE Global Real Estate Securities Investments	221,469
UBS PACE Alternative Strategies Investments	279,609

For the year ended July 31, 2010, each Portfolio accrued transfer agency and related services fees payable to BNY Mellon on each class as follows:

Portfolio	Class A	Class B	Class C	Class Y	Class P
UBS PACE Money Market Investments	$—	$—	$—	$—	$1,857,526
UBS PACE Government Securities Fixed Income Investments	88,637	247	31,252	67,432	662,468
UBS PACE Intermediate Fixed Income Investments	49,105	290	5,283	2,130	346,282
UBS PACE Strategic Fixed Income Investments	40,874	547	8,352	4,384	949,020
UBS PACE Municipal Fixed Income Investments	32,266	87	6,980	95	152,476
UBS PACE Global Fixed Income Investments	120,396	319	7,192	6,899	909,593
UBS PACE High Yield Investments	11,080	—	1,447	10	396,033
UBS PACE Large Co Value Equity Investments	178,139	1,375	28,043	12,894	1,074,845
UBS PACE Large Co Growth Equity Investments	82,788	633	11,080	10,069	1,072,811
UBS PACE Small/Medium Co Value Equity Investments	43,106	352	9,105	728	1,028,107
UBS PACE Small/Medium Co Growth Equity Investments	51,281	349	6,455	265	1,026,433
UBS PACE International Equity Investments	98,543	251	9,266	18,381	1,019,372
UBS PACE International Emerging Markets Equity Investments	31,741	250	6,214	47,814	900,726
UBS PACE Global Real Estate Securities Investments	10,378	—	531	40	371,123
UBS PACE Alternative Strategies Investments	79,948	49	4,938	4,855	400,053

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolios' lending agent.

Bank line of credit

Each Portfolio, other than UBS PACE Money Market Investments and UBS PACE Large Co Growth Equity Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the

UBS PACE Select Advisors Trust

Notes to financial statements

repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Each Portfolio borrows at prevailing rates in effect at the time of borrowings. For the year ended July 31, 2010, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
UBS PACE Government Securities Fixed Income Investments	$8,352,342	4	$1,075	1.158%
UBS PACE Intermediate Fixed Income Investments	1,263,169	3	119	1.130
UBS PACE International Equity Investments	2,873,473	6	322	0.672
UBS PACE International Emerging Market Equity Investments	1,638,575	81	3,159	0.857
UBS PACE Alternative Strategies Investments	2,097,849	10	488	0.837

UBS PACE Large Co Growth Equity Investments participates with other funds advised by UBS Global AM, in a $75 million committed credit facility with JP Morgan Chase Bank ("JPMorgan Chase Bank Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of shareholders and other temporary or emergency purposes. Under the JPMorgan Chase Bank Facility arrangement, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the JPMorgan Chase Bank Facility. The Portfolio borrows at prevailing rates in effect at the time of borrowings. For the year ended July 31, 2010, the Portfolio did not borrow under the JPMorgan Chase Bank Facility.

Purchases and sales of securities

For the year ended July 31, 2010, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
UBS PACE Government Securities Fixed Income Investments	$26,531,145	$80,368,792
UBS PACE Intermediate Fixed Income Investments	138,917,991	148,293,631
UBS PACE Strategic Fixed Income Investments	164,689,230	208,669,446
UBS PACE Municipal Fixed Income Investments	56,901,750	30,345,420
UBS PACE Global Fixed Income Investments	355,732,815	296,657,991
UBS PACE High Yield Investments	98,022,319	56,553,176
UBS PACE Large Co Value Equity Investments	652,812,693	696,831,208
UBS PACE Large Co Growth Equity Investments	872,268,616	913,772,090
UBS PACE Small/Medium Co Value Equity Investments	299,446,961	324,152,436
UBS PACE Small/Medium Co Growth Equity Investments	491,263,148	524,616,830
UBS PACE International Equity Investments	481,006,229	491,517,322
UBS PACE International Emerging Markets Equity Investments	162,076,548	189,258,792
UBS PACE Global Real Estate Securities Investments	91,405,457	79,077,440
UBS PACE Alternative Strategies Investments	523,766,153	538,768,163

UBS PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2010, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
UBS PACE Government Securities Fixed Income Investments	$9,133,089,529	$9,120,202,227
UBS PACE Intermediate Fixed Income Investments	5,709,176,339	4,494,596,404
UBS PACE Strategic Fixed Income Investments	1,673,466,359	1,465,468,056
UBS PACE Global Fixed Income Investments	13,499,437	23,479,748
UBS PACE Alternative Strategies Investments	238,438,720	266,741,163

Commission recapture program

The following Portfolios participate in a brokerage commission recapture program: UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the year ended July 31, 2010, the following Portfolios recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities:

Portfolio	Amount
UBS PACE Large Co Value Equity Investments	$147,916
UBS PACE Large Co Growth Equity Investments	22,614
UBS PACE Small/Medium Co Value Equity Investments	120,781
UBS PACE Small/Medium Co Growth Equity Investments	242,410
UBS PACE International Equity Investments	8,751
UBS PACE Global Real Estate Securities Investments	17,077
UBS PACE Alternative Strategies Investments	2,676

UBS PACE Select Advisors Trust

Notes to financial statements

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

UBS PACE Government Securities Fixed Income Investments

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	728,713	$9,852,320	5,617	$76,341	138,831	$1,877,632
Shares repurchased	(1,098,779)	(14,815,822)	(4,153)	(56,643)	(284,012)	(3,824,901)
Shares converted from Class B to Class A	3,556	48,107	(3,554)	(48,107)	—	—
Dividends reinvested	342,102	4,543,316	550	7,290	92,411	1,227,180
Net decrease	(24,408)	$(372,079)	(1,540)	$(21,119)	(52,770)	$(720,089)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,769,546	$23,862,711	9,379,343	$126,498,461
Shares repurchased	(1,318,594)	(17,728,119)	(8,472,594)	(114,141,124)
Dividends reinvested	224,552	2,983,809	2,307,855	30,666,573
Net increase	675,504	$9,118,401	3,214,604	$43,023,910

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	794,704	$10,324,132	4,608	$59,505	187,121	$2,422,895
Shares repurchased	(1,435,064)	(18,693,940)	(11,081)	(143,809)	(327,195)	(4,265,308)
Shares converted from Class B to Class A	41,278	534,675	(41,259)	(534,675)	—	—
Dividends reinvested	245,499	3,183,096	952	12,265	65,462	849,557
Net decrease	(353,583)	$(4,652,037)	(46,780)	$(606,714)	(74,612)	$(992,856)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,359,212	$30,552,270	10,532,417	$137,379,082
Shares repurchased	(1,558,509)	(20,269,280)	(22,899,522)	(297,004,650)
Dividends reinvested	139,038	1,805,219	1,814,928	23,513,421
Net increase (decrease)	939,741	$12,088,209	(10,552,177)	$(136,112,147)

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Intermediate Fixed Income Investments

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	281,329	$3,310,190	4,034	$47,518	84,600	$995,456
Shares repurchased	(703,084)	(8,259,636)	(1,917)	(22,533)	(154,565)	(1,820,536)
Shares converted from Class B to Class A	2,664	31,143	(2,659)	(31,143)	—	—
Dividends reinvested	90,459	1,061,686	223	2,622	9,019	105,968
Net decrease	(328,632)	$(3,856,617)	(319)	$(3,536)	(60,946)	$(719,112)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	47,283	$554,932	12,008,075	$141,203,511
Shares repurchased	(87,440)	(1,024,060)	(8,594,102)	(101,065,548)
Dividends reinvested	6,714	78,814	1,122,720	13,186,851
Net increase (decrease)	(33,443)	$(390,314)	4,536,693	$53,324,814

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	508,717	$5,673,742	5,548	$59,615	162,600	$1,812,116
Shares repurchased	(751,373)	(8,370,574)	(4,201)	(48,125)	(72,890)	(816,207)
Shares converted from Class B to Class A	2,715	30,358	(2,711)	(30,358)	—	—
Dividends reinvested	119,581	1,330,289	290	3,228	10,949	122,167
Net increase (decrease)	(120,360)	$(1,336,185)	(1,074)	$(15,640)	100,659	$1,118,076
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	137,417	$1,531,926	13,274,784	$147,790,899
Shares repurchased	(63,002)	(702,761)	(19,267,717)	(213,737,546)
Dividends reinvested	7,218	80,452	1,334,036	14,843,956
Net increase (decrease)	81,633	$909,617	(4,658,897)	$(51,102,691)

UBS PACE Strategic Fixed Income Investments

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,269,639	$17,649,022	879	$11,691	272,509	$3,806,220
Shares repurchased	(792,786)	(10,971,115)	(2,823)	(39,093)	(124,012)	(1,711,165)
Shares converted from Class B to Class A	3,582	49,561	(3,584)	(49,561)	—	—
Dividends reinvested	101,324	1,400,996	687	9,459	23,560	325,832
Net increase (decrease)	581,759	$8,128,464	(4,841)	$(67,504)	172,057	$2,420,887
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	99,028	$1,354,135	12,390,311	$170,474,850
Shares repurchased	(144,124)	(2,001,353)	(11,612,066)	(160,807,710)
Dividends reinvested	11,880	163,743	2,063,819	28,495,696
Net increase (decrease)	(33,216)	$(483,475)	2,842,064	$38,162,836

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Strategic Fixed Income Investments (concluded)

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,158,554	$14,732,706	20,511	$257,482	360,847	$4,531,256
Shares repurchased	(834,812)	(10,596,812)	(3,024)	(38,773)	(145,805)	(1,860,777)
Shares converted from Class B to Class A	4,220	54,950	(4,221)	(54,950)	—	—
Dividends reinvested	239,230	2,973,992	1,826	22,594	50,492	627,167
Net increase	567,192	$7,164,836	15,092	$186,353	265,534	$3,297,646
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	124,187	$1,548,317	10,383,796	$131,380,408
Shares repurchased	(131,417)	(1,641,523)	(29,277,183)	(370,944,752)
Dividends reinvested	29,260	363,729	6,416,564	79,811,700
Net increase (decrease)	22,030	$270,523	(12,476,823)	$(159,752,644)

UBS PACE Municipal Fixed Income Investments

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	729,755	$9,296,918	—	$—	127,864	$1,627,841
Shares repurchased	(1,509,793)	(19,186,226)	—	—	(176,048)	(2,234,934)
Shares converted from Class B to Class A	3,647	46,031	(3,644)	(46,031)	—	—
Dividends reinvested	145,060	1,842,634	127	1,600	23,373	296,962
Net decrease	(631,331)	$(8,000,643)	(3,517)	$(44,431)	(24,811)	$(310,131)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	5,824,530	$74,011,168
Shares repurchased	(2,240)	(28,205)	(3,716,258)	(47,231,557)
Dividends reinvested	116	1,473	498,842	6,339,203
Net increase (decrease)	(2,124)	$(26,732)	2,607,114	$33,118,814

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	955,999	$11,591,980	1,282	$15,656	179,584	$2,143,204
Shares repurchased	(1,208,678)	(14,615,846)	(4,854)	(58,641)	(106,948)	(1,307,803)
Shares converted from Class B to Class A	4,476	54,425	(4,476)	(54,425)	—	—
Dividends reinvested	170,919	2,076,191	169	2,063	26,485	321,829
Net increase (decrease)	(77,284)	$(893,250)	(7,879)	$(95,347)	99,121	$1,157,230
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,017	$12,001	6,342,348	$76,739,936
Shares repurchased	(712)	(8,858)	(11,741,873)	(141,649,274)
Dividends reinvested	172	2,094	576,921	7,000,558
Net increase (decrease)	477	$5,237	(4,822,604)	$(57,908,780)

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Global Fixed Income Investments

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	426,369	$4,923,082	1,847	$22,267	93,275	$1,081,590
Shares repurchased	(1,175,359)	(13,584,368)	(2,404)	(26,147)	(114,266)	(1,329,048)
Shares converted from Class B to Class A	1,872	21,921	(1,868)	(21,921)	—	—
Dividends reinvested	421,149	4,859,108	522	6,037	25,817	297,937
Net increase (decrease)	(325,969)	$(3,780,257)	(1,903)	$(19,764)	4,826	$50,479
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	44,952	$533,137	9,245,770	$107,353,391
Shares repurchased	(242,403)	(2,810,513)	(7,210,772)	(83,287,599)
Dividends reinvested	39,822	459,531	2,064,683	23,791,549
Net increase (decrease)	(157,629)	$(1,817,845)	4,099,681	$47,857,341

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	466,380	$5,094,875	3,570	$40,001	91,793	$1,013,832
Shares repurchased	(1,901,242)	(20,414,425)	(14,161)	(156,962)	(92,348)	(981,653)
Shares converted from Class B to Class A	15,903	172,589	(15,881)	(172,589)	—	—
Dividends reinvested	296,581	3,208,918	322	3,505	17,268	186,956
Net increase (decrease)	(1,122,378)	$(11,938,043)	(26,150)	$(286,045)	16,713	$219,135
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	82,623	$880,745	6,404,190	$69,138,944
Shares repurchased	(312,929)	(3,317,046)	(21,733,322)	(231,552,261)
Dividends reinvested	31,926	344,796	1,546,584	16,724,215
Net decrease	(198,380)	$(2,091,505)	(13,782,548)	$(145,689,102)

UBS PACE High Yield Investments

For the year ended July 31, 2010:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	691,126	$6,773,730	105,595	$1,064,331
Shares repurchased	(306,128)	(2,956,039)	(41,670)	(409,248)
Dividends reinvested	65,476	644,671	11,285	110,746
Net increase	450,474	$4,462,362	75,210	$765,829
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	—	7,284,556	$71,144,838
Shares repurchased	—	—	(4,630,407)	(45,473,717)
Dividends reinvested	67	$656	1,500,995	14,758,167
Net increase	67	$656	4,155,144	$40,429,288

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE High Yield Investments (concluded)

For the year ended July 31, 2009:

	Class A		Class C1
	Shares	Amount	Shares	Amount
Shares sold	774,901	$5,974,010	213,076	$1,681,927
Shares repurchased	(210,539)	(1,623,355)	(12,105)	(95,429)
Dividends reinvested	37,621	286,334	2,820	22,709
Net increase	601,983	$4,636,989	203,791	$1,609,207
	Class Y2		Class P
	Shares	Amount	Shares	Amount
Shares sold	732	$5,000	7,202,359	$56,408,434
Shares repurchased	—	—	(8,176,699)	(63,172,121)
Dividends reinvested	40	309	1,598,523	12,055,172
Net increase	772	$5,309	624,183	$5,291,485

UBS PACE Large Co Value Equity Investments

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	478,776	$7,064,437	322	$4,280	27,826	$400,742
Shares repurchased	(2,009,868)	(29,646,475)	(5,540)	(81,835)	(253,109)	(3,721,875)
Shares converted from Class B to Class A	14,394	207,494	(14,332)	(207,494)	—	—
Dividends reinvested	89,586	1,296,304	—	—	2,021	29,340
Net decrease	(1,427,112)	$(21,078,240)	(19,550)	$(285,049)	(223,262)	$(3,291,793)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	46,448	$677,794	12,305,196	$181,080,814
Shares repurchased	(701,510)	(10,350,068)	(14,320,429)	(210,773,917)
Dividends reinvested	21,785	315,880	704,054	10,173,781
Net decrease	(633,277)	$(9,356,394)	(1,311,179)	$(19,519,322)

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	660,284	$7,930,768	8,254	$93,264	33,877	$393,827
Shares repurchased	(2,870,387)	(34,570,268)	(10,569)	(125,003)	(281,109)	(3,414,489)
Shares converted from Class B to Class A	13,348	153,186	(13,301)	(153,186)	—	—
Dividends reinvested	252,025	2,923,492	288	3,364	13,830	160,984
Net decrease	(1,944,730)	$(23,562,822)	(15,328)	$(181,561)	(233,402)	$(2,859,678)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	210,794	$2,271,355	20,080,494	$230,552,581
Shares repurchased	(478,980)	(5,700,488)	(29,018,138)	(347,132,745)
Dividends reinvested	54,081	627,879	1,694,551	19,605,951
Net decrease	(214,105)	$(2,801,254)	(7,243,093)	$(96,974,213)

1  For the period January 21, 2009 (commencement of issuance) through July 31, 2009.

2  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Large Co Growth Equity Investments

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	360,614	$5,374,502	—	—	11,242	$150,284
Shares repurchased	(821,528)	(12,255,768)	(6,348)	$(83,644)	(60,499)	(835,844)
Shares converted from Class B to Class A	3,150	46,396	(3,398)	(46,396)	—	—
Dividends reinvested	7,175	107,262	—	—	—	—
Net decrease	(450,589)	$(6,727,608)	(9,746)	$(130,040)	(49,257)	$(685,560)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	41,512	$629,541	11,896,506	$180,391,030
Shares repurchased	(458,112)	(6,994,734)	(13,763,085)	(208,711,469)
Dividends reinvested	6,572	100,359	261,629	3,976,824
Net decrease	(410,028)	$(6,264,834)	(1,604,950)	$(24,343,615)

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	644,241	$7,861,600	6,266	$67,411	23,348	$253,122
Shares repurchased	(1,136,486)	(13,708,024)	(6,538)	(70,404)	(81,212)	(919,964)
Shares converted from Class B to Class A	7,080	90,720	(7,571)	(90,720)	—	—
Dividends reinvested	24,059	276,436	97	1,047	2,162	23,264
Net decrease	(461,106)	$(5,479,268)	(7,746)	$(92,666)	(55,702)	$(643,578)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	163,249	$1,893,714	17,204,825	$207,651,720
Shares repurchased	(305,109)	(3,752,192)	(29,819,584)	(366,300,315)
Dividends reinvested	11,397	133,685	484,047	5,648,826
Net decrease	(130,463)	$(1,724,793)	(12,130,712)	$(152,999,769)

UBS PACE Small/Medium Co Value Equity Investments

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	297,532	$4,074,207	56	$830	9,934	$128,678
Shares repurchased	(404,304)	(5,637,104)	(234)	(2,966)	(120,560)	(1,511,606)
Shares converted from Class B to Class A	3,902	55,684	(4,260)	(55,684)	—	—
Dividends reinvested	1,166	15,652	—	—	—	—
Net decrease	(101,704)	$(1,491,561)	(4,438)	$(57,820)	(110,626)	$(1,382,928)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	25,574	$342,820	4,314,115	$60,400,048
Shares repurchased	(269,745)	(3,763,238)	(6,013,602)	(84,714,764)
Dividends reinvested	959	13,160	58,453	797,906
Net decrease	(243,212)	$(3,407,258)	(1,641,034)	$(23,516,810)

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Small/Medium Co Value Equity Investments (concluded)

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	246,372	$2,616,610	675	$9,455	21,582	$222,857
Shares repurchased	(824,188)	(8,527,066)	(4,666)	(40,399)	(152,975)	(1,441,002)
Shares converted from Class B to Class A	11,752	129,112	(12,604)	(129,112)	—	—
Dividends reinvested	18,011	178,128	6	55	185	1,701
Net decrease	(548,053)	$(5,603,216)	(16,589)	$(160,001)	(131,208)	$(1,216,444)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	124,253	$1,318,210	7,961,183	$79,410,898
Shares repurchased	(166,989)	(1,665,642)	(12,358,189)	(130,657,574)
Dividends reinvested	4,215	42,610	290,387	2,918,328
Net decrease	(38,521)	$(304,822)	(4,106,619)	$(48,328,348)

UBS PACE Small/Medium Co Growth Equity Investments

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	372,728	$4,448,415	—	—	5,911	$63,859
Shares repurchased	(532,918)	(6,433,244)	(3,198)	$(34,983)	(54,864)	(602,918)
Shares converted from Class B to Class A	2,174	27,928	(2,395)	(27,928)	—	—
Net decrease	(158,016)	$(1,956,901)	(5,593)	$(62,911)	(48,953)	$(539,059)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	23,604	$280,777	4,970,247	$61,184,582
Shares repurchased	(415,257)	(5,102,238)	(6,588,473)	(81,694,977)
Net decrease	(391,653)	$(4,821,461)	(1,618,226)	$(20,510,395)

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	275,725	$2,618,914	2,493	$18,607	18,606	$183,786
Shares repurchased	(688,549)	(6,322,902)	(2,560)	(20,138)	(95,360)	(830,687)
Shares converted from Class B to Class A	2,918	25,851	(3,160)	(25,851)	—	—
Net decrease	(409,906)	$(3,678,137)	(3,227)	$(27,382)	(76,754)	$(646,901)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	136,334	$1,266,993	8,477,168	$77,137,831
Shares repurchased	(160,723)	(1,523,761)	(14,173,325)	(133,492,602)
Net decrease	(24,389)	$(256,768)	(5,696,157)	$(56,354,771)

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE International Equity Investments

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	503,111	$6,154,751	—	—	1,004	$14,453
Shares repurchased	(1,050,216)	(12,862,565)	(2,628)	$(31,642)	(54,910)	(661,529)
Shares converted from Class B to Class A	1,355	16,554	(1,358)	(16,554)	—	—
Dividends reinvested	111,135	1,369,177	26	324	4,283	51,910
Net decrease	(434,615)	$(5,322,083)	(3,960)	$(47,872)	(49,623)	$(595,166)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	123,787	$1,550,206	13,345,211	$162,250,576
Shares repurchased	(1,010,798)	(12,327,501)	(13,418,026)	(161,928,300)
Dividends reinvested	65,958	810,623	1,296,971	15,914,200
Net increase (decrease)	(821,053)	$(9,966,672)	1,224,156	$16,236,476

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	571,939	$6,201,114	—	—	8,873	$89,598
Shares repurchased	(1,330,999)	(13,944,210)	(2,348)	$(30,919)	(84,168)	(889,223)
Shares converted from Class B to Class A	3,892	40,865	(3,932)	(40,865)	—	—
Dividends reinvested	275,755	2,845,791	133	1,371	13,339	135,660
Net decrease	(479,413)	$(4,856,440)	(6,147)	$(70,413)	(61,956)	$(663,965)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	340,446	$3,224,877	19,170,198	$192,830,013
Shares repurchased	(808,911)	(8,469,346)	(28,623,459)	(298,817,677)
Dividends reinvested	157,137	1,616,941	3,107,946	31,949,681
Net decrease	(311,328)	$(3,627,528)	(6,345,315)	$(74,037,983)

UBS PACE International Emerging Markets Equity Investments

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	293,755	$3,411,311	2,997	$32,222	59,539	$620,009
Shares repurchased	(435,195)	(5,038,895)	(2,946)	(33,469)	(95,114)	(1,013,907)
Shares converted from Class B to Class A	7,921	89,017	(8,423)	(89,017)	—	—
Dividends reinvested	20,292	234,169	—	—	3,397	36,756
Net decrease	(113,227)	$(1,304,398)	(8,372)	$(90,264)	(32,178)	$(357,142)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	366,046	$4,338,509	3,830,899	$45,173,569
Shares repurchased	(1,745,193)	(20,603,579)	(4,891,148)	(57,341,191)
Dividends reinvested	46,841	549,454	251,595	2,943,696
Net decrease	(1,332,306)	$(15,715,616)	(808,654)	$(9,223,926)

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE International Emerging Markets Equity Investments (concluded)

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	308,284	$2,828,696	628	$5,635	29,331	$263,728
Shares repurchased	(733,563)	(7,326,792)	(4,220)	(38,619)	(141,191)	(1,622,283)
Shares converted from Class B to Class A	4,436	29,549	(4,723)	(29,549)	—	—
Dividends reinvested	562,820	4,254,921	4,671	33,260	114,037	810,805
Net increase (decrease)	141,977	$(213,626)	(3,644)	$(29,273)	2,177	$(547,750)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,968,886	$16,393,043	5,348,327	$48,647,585
Shares repurchased	(1,088,099)	(11,160,497)	(9,634,416)	(92,330,347)
Dividends reinvested	591,234	4,540,675	6,768,940	51,850,076
Net increase	1,472,021	$9,773,221	2,482,851	$8,167,314

UBS PACE Global Real Estate Securities Investments

For the year ended July 31, 2010:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	283,967	$1,491,573	2,860	$14,196
Shares repurchased	(254,559)	(1,343,395)	(1,174)	(6,091)
Dividends reinvested	52,970	269,088	2,443	12,410
Net increase	82,378	$417,266	4,129	$20,515
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	17,273	$93,233	4,722,449	$24,935,558
Shares repurchased	—	—	(2,835,106)	(14,855,925)
Dividends reinvested	869	4,423	1,120,076	5,690,179
Net increase	18,142	$97,656	3,007,419	$15,769,812

For the year ended July 31, 2009:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	290,554	$1,287,894	30,714	$122,298
Shares repurchased	(493,143)	(2,608,638)	(30,405)	(125,190)
Dividends reinvested	8,852	39,833	92	416
Net increase (decrease)	(193,737)	$(1,280,911)	401	$(2,476)
	Class Y1		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,675	$11,127	6,764,544	$28,974,209
Shares repurchased	—	—	(5,105,255)	(22,874,570)
Dividends reinvested	—	—	176,684	793,310
Net increase	2,675	$11,127	1,835,973	$6,892,949

1  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Alternative Strategies Investments

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,529,691	$23,129,053	—	—	228,421	$2,039,743
Shares repurchased	(3,794,681)	(34,566,460)	(3,392)	$(30,354)	(220,007)	(1,967,859)
Dividends reinvested	18,849	170,776	—	—	—	—
Net increase (decrease)	(1,246,141)	$(11,266,631)	(3,392)	$(30,354)	8,414	$71,884
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	313,777	$2,854,661	13,022,405	$119,119,763
Shares repurchased	(1,658,490)	(15,104,028)	(10,188,891)	(92,956,694)
Dividends reinvested	3,063	27,810	246,494	2,238,223
Net increase (decrease)	(1,341,650)	$(12,221,557)	3,080,008	$28,401,292

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,260,653	$20,193,719	5,986	$47,632	245,008	$2,036,513
Shares repurchased	(9,335,513)	(79,934,791)	—	—	(258,877)	(2,217,887)
Shares converted from Class B to Class A	4,796	39,330	(4,874)	(39,330)	—	—
Dividends reinvested	123,559	1,014,423	82	660	7,203	58,485
Net increase (decrease)	(6,946,505)	$(58,687,319)	1,194	$8,962	(6,666)	$(122,889)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	485,333	$4,304,423	11,356,471	$100,000,134
Shares repurchased	(4,466,050)	(38,519,549)	(24,491,823)	(208,257,527)
Dividends reinvested	60,793	499,722	687,645	5,659,320
Net decrease	(3,919,924)	$(33,715,404)	(12,447,707)	$(102,598,073)

Redemption fees

Each class of each series of the Trust, with the exception of UBS PACE Money Market Investments, will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectuses. This amount is paid to the applicable Portfolio. The redemption fees earned by the Portfolios are disclosed in the Statement of changes in net assets. For the year ended July 31, 2010, redemption fees represent less than $0.005 per share.

US Treasury Temporary Guarantee Program for Money Market Funds

UBS PACE Money Market Investments Portfolio participated in the US Treasury Department Temporary Guarantee Program for Money Market Funds. The program covered shareholders of participating money market funds as of the close of business on September 19, 2008. The program expired on September 18, 2009. The Portfolio bore the cost of participating in this program, to the extent not offset by UBS Global AM's fee waivers/voluntary expense reimbursements. The Portfolio paid a fee of 0.01% of the value of the Portfolio's outstanding shares on September 19, 2008 (valued at $1.00 per share) for participation in the program for the initial coverage period of September 19, 2008, through December 18, 2008. The program

UBS PACE Select Advisors Trust

Notes to financial statements

was first extended until April 30, 2009, and the Portfolio paid a fee calculated in the same manner but at the rate of 0.015% for continued participation in the program through that date. The program was then extended a final time, providing coverage through September 18, 2009. In April, the Portfolio paid an additional fee for continued coverage for the period May 1, 2009, through September 18, 2009, calculated in the same manner and at the same 0.015% rate as for the initial extension period.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2010 and July 31, 2009 were as follows:

	2010				2009
Portfolio	Tax- exempt income	Ordinary Income	Long term realized capital gains	Return of capital	Tax- exempt income	Ordinary Income	Long term realized capital gains
UBS PACE Money Market Investments	—	$54,050	—	—	—	$5,188,699	—
UBS PACE Government Securities Fixed Income Investments	—	36,810,388	$5,636,347	—	—	31,473,152	—
UBS PACE Intermediate Fixed Income Investments	—	15,576,758	—	—	—	17,340,284	—
UBS PACE Strategic Fixed Income Investments	—	30,831,986	799,628	—	—	72,003,648	$14,127,728
UBS PACE Municipal Fixed Income Investments	$10,048,679	10,260	—	—	$10,716,766	29,103	—
UBS PACE Global Fixed Income Investments	—	30,716,473	—	$1,050,578	—	21,847,836	—
UBS PACE High Yield Investments	—	15,132,172	1,293,344	—	—	12,761,815	—
UBS PACE Large Co Value Equity Investments	—	12,292,110	—	—	—	24,067,706	—
UBS PACE Large Co Growth Equity Investments	—	4,319,077	—	—	—	1,291,989	4,940,277
UBS PACE Small/Medium Co Value Equity Investments	—	848,966	—	—	—	3,121,118	89,716
UBS PACE International Equity Investments	—	18,770,499	—	—	—	37,591,109	—
UBS PACE International Emerging Markets Equity Investments	—	3,860,843	—	—	—	5,178,821	57,546,514
UBS PACE Global Real Estate Securities Investments	—	6,163,150	—	—	—	854,192	—
UBS PACE Alternative Strategies Investments	—	2,505,432	—	—	—	2,920,045	4,443,762

UBS PACE Select Advisors Trust

Notes to financial statements

At July 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Total
UBS PACE Money Market Investments	$1,760	—	$(94)	—	$1,666
UBS PACE Government Securities Fixed Income Investments	22,720,646	$637,704	—	$3,658,031	27,016,381
UBS PACE Intermediate Fixed Income Investments	100,746	—	(19,251,064)	11,228,379	(7,921,939)
UBS PACE Strategic Fixed Income Investments	14,984,759	567,783	—	22,057,455	37,609,997
UBS PACE Municipal Fixed Income Investments	—	—	(3,517,548)	16,552,619	13,035,071
UBS PACE Global Fixed Income Investments	—	—	(29,560,975)	23,844,634	(5,716,341)
UBS PACE High Yield Investments	35,724	—	(898,991)	11,689,545	10,826,278
UBS PACE Large Co Value Equity Investments	6,223,572	—	(344,884,881)	(1,147,449)	(339,808,758)
UBS PACE Large Co Growth Equity Investments	1,654,666	—	(239,068,046)	63,468,760	(173,944,620)
UBS PACE Small/Medium Co Value Equity Investments	144,795	—	(93,562,806)	21,086,825	(72,331,186)
UBS PACE Small/Medium Co Growth Equity Investments	—	—	(90,498,159)	20,056,865	(70,441,294)
UBS PACE International Equity Investments	9,968,084	—	(290,095,198)	(33,162,234)	(313,289,348)
UBS PACE International Emerging Markets Equity Investments	2,079,029	—	(56,806,568)	36,128,523	(18,599,016)
UBS PACE Global Real Estate Securities Investments	2,622,267	—	(47,164,484)	3,398,017	(41,144,200)
UBS PACE Alternative Strategies Investments	5,589,980	—	(128,117,681)	(2,770,508)	(125,298,209)

At July 31, 2010, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized gains. These losses expire as follows:

	Expiration dates
Portfolio	July 31, 2011	July 31, 2012	July 31, 2013	July 31, 2014	July 31, 2015	July 31, 2016	July 31, 2017	July 31, 2018	Total
UBS PACE Money Market Investments	—	—	—	—	—	—	—	$94	$94
UBS PACE Intermediate Fixed Income Investments	$1,504,703	$7,849,781	—	$3,023,333	$1,958,404	—	—	3,551,093	17,887,314
UBS PACE Municipal Fixed Income Investments	—	—	—	—	875,309	$1,051,765	—	1,510,257	3,437,331
UBS PACE Global Fixed Income Investments	—	—	—	—	6,340,375	2,354,563	$765,140	7,784,695	17,244,773
UBS PACE Large Co Value Equity Investments	—	—	—	—	—	—	138,871,199	206,013,682	344,884,881
UBS PACE Large Co Growth Equity Investments	—	—	—	—	—	—	58,515,117	180,552,929	239,068,046

UBS PACE Select Advisors Trust

Notes to financial statements

	Expiration dates
Portfolio	July 31, 2011	July 31, 2012	July 31, 2013	July 31, 2014	July 31, 2015	July 31, 2016	July 31, 2017	July 31, 2018	Total
UBS PACE Small/ Medium Co Value Equity Investments	—	—	—	—	—	—	$36,465,774	$57,096,822	$93,562,596
UBS PACE Small/ Medium Co Growth Equity Investments	—	—	—	—	—	—	66,552,548	23,945,611	90,498,159
UBS PACE International Equity Investments	—	—	—	—	—	—	75,160,153	214,851,703	290,011,856
UBS PACE International Emerging Markets Equity Investments	—	—	—	—	—	—	14,417,167	38,090,311	52,507,478
UBS PACE Global Real Estate Securities Investments	—	—	—	—	—	$20,265	16,496,463	26,828,947	43,345,675
UBS PACE Alternative Strategies Investments	—	—	—	—	—	—	35,871,690	88,910,660	124,782,350

During the fiscal year, the following Portfolio utilized capital loss carryforwards to offset current year realized gains:

Portfolio	Capital loss carryforwards utilized
UBS PACE High Yield Investments	$4,809,397

In accordance with US Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 2009. Such losses are treated for tax purposes as arising on August 1, 2010:

Portfolio	Capital losses	Foreign currency losses
UBS PACE Intermediate Fixed Income Investments	$1,287,406	—
UBS PACE Municipal Fixed Income Investments	80,217	—
UBS PACE Global Fixed Income Investments	—	$11,679,430
UBS PACE High Yield Investments	—	898,991
UBS PACE Small/Medium Co Value Equity Investments	—	210
UBS PACE International Equity Investments	—	83,342
UBS PACE International Emerging Markets Equity Investments	4,179,002	120,088
UBS PACE Global Real Estate Securities Investments	3,766,809	52,000
UBS PACE Alternative Strategies Investments	3,335,331	—

UBS PACE Select Advisors Trust

Notes to financial statements

At July 31, 2010, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

Portfolio	Accumulated net investment income/( loss)	Accumulated net realized gain/(loss)	Beneficial interest
UBS PACE Government Securities Fixed Income Investments	$908,065	$(908,065)	—
UBS PACE Intermediate Fixed Income Investments	(114,354)	114,354	—
UBS PACE Strategic Fixed Income Investments	6,586,500	(6,586,500)	—
UBS PACE Municipal Fixed Income Investments	1,262	—	$(1,262)
UBS PACE Global Fixed Income Investments	10,341,909	(10,341,909)	—
UBS PACE High Yield Investments	(1,627,257)	1,627,257	—
UBS PACE Large Co Value Equity Investments	6,371	—	(6,371)
UBS PACE Large Co Growth Equity Investments	(53)	53	—
UBS PACE Small/Medium Co Value Equity Investments	(70,846)	74,537	(3,691)
UBS PACE Small/Medium Co Growth Equity Investments	2,005,318	—	(2,005,318)
UBS PACE International Equity Investments	236,522	(236,522)	—
UBS PACE International Emerging Markets Equity Investments	(182,877)	182,877	—
UBS PACE Global Real Estate Securities Investments	3,859,025	(3,859,025)	—
UBS PACE Alternative Strategies Investments	2,639,509	(8,151,369)	5,511,860

These differences are primarily due to tax treatment of foreign currency and futures transactions, net operating losses, paydown gains and losses, distributions in excess of net investment income, disposition of PFIC investments, swap adjustments, REIT adjustments, expiration of capital loss carryforwards, tax character of distributions and adjustments for certain debt obligations.

As of and during the year ended July 31, 2010, the Portfolios did not have any liabilities for any unrecognized tax positions. The Portfolios recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of operations. During the year ended July 31, 2010, the Portfolios did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS PACE Select Advisors Trust

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
UBS PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS PACE Select Advisors Trust (comprising, respectively, UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments, collectively the "Trust") as of July 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting UBS PACE Select Advisors Trust at July 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
September 28, 2010

UBS PACE Select Advisors Trust

Tax information (unaudited)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end (July 31, 2010) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividend Received Deduction	Foreign Tax Credit
UBS PACE Large Co Value Equity Investments	100%	—
UBS PACE Large Co Growth Equity Investments	100%	—
UBS PACE Small/Medium Co Value Equity Investments	100%	—
UBS PACE International Equity Investments	—	$2,038,567
UBS PACE International Emerging Markets Equity Investments	—	1,138,496
UBS PACE Global Real Estate Securities Investments	1.19%	—
UBS PACE Alternative Strategies Investments	10.95%	—

Also, for the fiscal year ended July 31, 2010, the foreign source income for information reporting purposes for UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments is $25,903,246 and $8,149,651, respectively.

For the period ended July 31, 2010, certain dividends paid by the Portfolios below may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the period, the amounts below represent the maximum amount that may be considered qualified dividend income.

Portfolio	Maximum amount considered qualified dividend income
UBS PACE Large Co Value Equity Investments	$12,292,110
UBS PACE Large Co Growth Equity Investments	4,319,077
UBS PACE Small/Medium Co Value Equity Investments	848,966
UBS PACE International Equity Investments	18,770,499
UBS PACE International Emerging Markets Equity Investments	3,860,843
UBS PACE Global Real Estate Securities Investments	2,595,538
UBS PACE Alternative Strategies Investments	2,505,432

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2010. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2011. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

UBS PACE Select Advisors Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, UBS PACE Money Market Investments designates 100% of its "qualified short-term gains" (as defined in Section 871(k)(2)(D)) related to the distribution made in December 2009 as short-term capital gain dividends.

UBS PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

May 2010 Board Meeting

Roxbury Capital Management, LLC

Background—At a meeting of the board of UBS PACE Select Advisors Trust (the "Trust") on May 12, 2010, the members of the board, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Roxbury Capital Management, LLC ("Roxbury")(the "Sub-Advisory Agreement") with respect to UBS PACE Large Co Growth Equity Investments (the "Portfolio"). In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board took note of its knowledge of UBS Global AM and the investment management and sub-advisory agreements for the other portfolios of the Trust, including the extensive materials the board had reviewed at its last annual contract renewal meeting for the portfolios in July 2009, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of the board members in considering approval of management and sub-advisory agreements. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Roxbury as a subadviser to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Roxbury to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered UBS Global AM's reasons for recommending Roxbury as an additional subadviser to the Portfolio, including its belief that Roxbury's investment style has the potential to improve risk adjusted returns as well as dampen overall Portfolio volatility during certain market environments. The board also received materials from Roxbury detailing its investment philosophy and met with representatives of Roxbury, who discussed with the board their investment philosophies and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fees to be payable by UBS Global AM to Roxbury in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Roxbury. The board noted that due to the proposed reallocation of assets from another subadviser of the Portfolio to Roxbury and a corresponding reduction in the fees waived by UBS Global AM, UBS Global AM anticipates that the addition of Roxbury as subadviser would result in a slight increase in the expenses borne by Portfolio shareholders and a slight decrease in the expenses of UBS Global AM. Taking all of the above into consideration, the board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered composite performance information provided by Roxbury. The board also noted that, as Roxbury would be a new subadviser to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

UBS PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Adviser profitability—Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio. The board, however, reviewed information received from UBS Global AM showing that as a result of a reallocation of Portfolio assets from a current subadviser to Roxbury, it is anticipated that UBS Global AM will pay the Portfolio's subadvisers less on an aggregate basis and will also be waiving less under its fee waiver arrangement with the Portfolio, resulting in a net benefit to UBS Global AM. The board noted that it would take this into account as part of its annual consideration of UBS Global AM's role with regard to the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Roxbury—The board was informed by management that Roxbury's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Roxbury would receive no tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Roxbury could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a subadviser to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a subadviser with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the Sub-Advisory Agreement for the Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

UBS PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

July 2010 Board Meeting

Standard Life Investments (Corporate Funds) Limited

At a meeting of the board of UBS PACE Select Advisors Trust (the "Trust") on July 14-15, 2010, the members of the Board, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Standard Life Investments (Corporate Funds) Limited ("Standard Life")(the "Sub-Advisory Agreement") with respect to UBS PACE Alternative Strategies Investments (the "Portfolio"). In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board took note of its knowledge of UBS Global AM and the investment management and sub-advisory agreements for the other portfolios of the Trust, including the extensive materials the board had reviewed in connection with the annual reconsideration of the contracts for the portfolios at the meeting, and noted that it had received a memorandum from its independent legal counsel discussing, among other things, the duties of the board members in considering approval of management and sub-advisory agreements. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Standard Life as a subadviser to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The Board's evaluation of the services to be provided by Standard Life to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending Standard Life as an additional subadviser to the Portfolio, including its belief that the introduction of Standard Life's total return-oriented, multi-asset strategy to the Portfolio could serve to reduce the Portfolio's correlation to global equity market performance and could help the Portfolio to achieve its goal in a variety of global capital markets. The board also received materials from Standard Life detailing the subadviser's investment philosophy and met with representatives of Standard Life, who discussed with the board their investment philosophies and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-Advisory fees—The board reviewed and considered the proposed contractual sub-advisory fees to be payable by UBS Global AM to Standard Life in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Standard Life. The board noted that the fee, in conjunction with an increase in the fee of another subadviser of the Portfolio and a reduction in assets allocated to two other subadvisers to the Portfolio, is expected to result in a slight increase in the aggregate sub-advisory fees for the Portfolio; however, it would not result in an increase in the fees borne by the Portfolio's shareholders as the compensation to be paid to Standard Life and the other subadvisers would be paid by UBS Global AM, and not by the Portfolio. The board also noted that the Portfolio may incur certain additional expenses as a result of the addition of Standard Life to the Portfolio, however, as the Portfolio is near or over the expense cap levels for all share classes, most of these expenses are expected to be borne by UBS Global AM. Taking all of the above into consideration, the board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

UBS PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Fund performance—The board received and considered composite performance information provided by Standard Life. The board also noted that, as Standard Life would be a new subadviser to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Adviser profitability—Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio. The board, however, reviewed information received from UBS Global AM showing that as a result of the addition of Standard Life as a subadviser to the Portfolio, in combination with an increase in the fee of another subadviser of the Portfolio and a reduction in assets allocated to two other subadvisers to the Portfolio, UBS Global AM is expected to experience a slight increase in the aggregate sub-advisory fees it pays to the Portfolio's subadvisers.

Economies of scale—The board noted that, as the sub-advisory fees for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fees was not relevant.

Other benefits to Standard Life—The board was informed by management that Standard Life's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Standard Life would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Standard Life could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a subadviser to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a subadviser with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the Sub-Advisory Agreement for the Portfolio.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

UBS PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Background—At a meeting of the board of UBS PACE Select Advisors Trust (the "Trust") on July 14-15, 2010, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios") and, for those Portfolios with Subadvisers, the subadvisory agreements for the Portfolios. (Throughout this discussion, each subadviser to a Portfolio is referred to as a "Subadviser" and each subadvisory agreement is referred to as a "Subadvisory Agreement.") In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including information about the Portfolios' Subadvisers, as well as the management, subadvisory, administrative and distribution arrangements for the Portfolios. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of management, subadvisory, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement and the Subadvisory Agreements (other than with respect to Roxbury Capital Management, LLC ("Roxbury") and Standard Life Investments (Corporate Funds) Limited), the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Subadvisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS Global AM and, for those Portfolios with Subadviser(s), subadvisory services provided by the particular Subadviser during the past year. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of each Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolios. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS Global AM provided extensive oversight of the Subadvisers for the Portfolios and reported to the board at each regular meeting on the Subadvisers' performance and made recommendations with respect to Subadviser changes from time to time based on the performance of the Subadvisers and other relevant factors. The board's evaluation of the services provided by UBS Global AM and the Subadvisers took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolios' expanded compliance programs. It also was noted that the Investment Management and Administration Agreement under consideration had been approved by shareholders at a special meeting of shareholders held in 2008.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Portfolios and had previously received information regarding the person,

UBS PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

persons or portfolio management team primarily responsible for the day-to-day portfolio management of each Portfolio and recognized that the Portfolios' senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on each Portfolio's performance and receives more extensive information periodically from each Subadviser. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $143 billion in assets under management as of March 31, 2010 and was part of the UBS Global Asset Management Division, which had approximately $560 billion of assets under management worldwide as of March 31, 2010. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement as well as under the Subadvisory Agreements.

Management and subadvisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (each, a "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Portfolio (if any) and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). The board considered whether UBS Global AM had entered into one or more fee waiver and/or expense reimbursement agreements with a Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of certain or all classes of a given Portfolio through November 30, 2010 (excluding extraordinary items, dividend expense, borrowing costs and/or interest expense, if any) would not exceed specified limits for each class (or, with respect to certain Portfolios, an agreement to waive a portion of its management fee). The board also considered that each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the "Expense Group"), and, when appropriate, the board also received comparative data on a supplemental expense group of subadvised peers (which may include certain of the subadvised peers contained within the primary Expense Group) (the "Supplemental Expense Group"). The Board also noted that it had received supplemental information relating to net and gross fund yields and certain expense information for UBS money market funds, including UBS PACE Money Market Investments, as compared to peers in the respective Expense Group. A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS Global AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted that, in general, these fees were lower than the Contractual Management Fees and Actual Management Fees for the Portfolios, but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures

UBS PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

and regulatory requirements of mutual funds versus such accounts and the differences in the levels of services required by mutual funds and such accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM. The board did not receive comparative information from Lipper with respect to the subadvisory fees for those Portfolios with Subadvisers in connection with its consideration of subadvisory fees. The board observed that it had received certain information regarding fees, profitability, compensation from other similar funds, and economies of scale from certain Subadvisers as part of the summary of each Subadviser's responses to requests for due diligence materials in connection with the board's annual reconsideration of the Subadvisory Agreements; however, the board also observed that the compensation paid to a Subadviser is paid by UBS Global AM, not by the particular Portfolio and, accordingly, that the retention of a Subadviser generally does not increase the fees otherwise incurred by a Portfolio's shareholders (unless a management fee waiver level was affected by a subadvisory fee increase or a reallocation of assets).

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten- (or shorter for newer Portfolios) year and since inception periods ended April 30, 2010, and (b) annualized performance information for each year in the ten-year (or shorter) period ended April 30, 2010. The board was provided with a description of the methodology Lipper used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also considered UBS Global AM's statement that while management believed that the Lipper peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, including in most cases with respect to certain benchmark indices, including with respect to each Subadviser's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to each Portfolio, as well as information regarding enhancements to UBS Global AM's methodology for determining profitability. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. To the extent provided by a Subadviser, the board also reviewed information with respect to the Subadviser's profitability in providing services to a Portfolio. The board did not consider such Subadviser profitability information highly relevant as the subadvisory fees are paid by UBS Global AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realized economies of scale as the Portfolios' assets grew, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that each Portfolio's Contractual Management Fee contained breakpoints, with the exception of UBS PACE Money Markets Investments. The board also noted that as of April 30, 2010, with the exception of UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Alternative Strategies Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE High Yield Investments, for those Portfolios having breakpoints, each Portfolio's asset level exceeded at least its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached

UBS PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also took note that due to market weakness and asset outflows the economies of scale realized by certain Portfolios had deteriorated since the prior year. The board also took note of the relationship between any breakpoints in a subadvisory fee and the breakpoints in fees paid by the Portfolios to UBS Global AM.

Generally, in light of UBS Global AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the breakpoints currently in place for the Portfolios, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

Other benefits to UBS Global AM and the Subadvisers—The board was informed by management that the subadvisers' relationships with the subadvised Portfolios were limited to their provision of subadvisory services to these Portfolios, and that therefore, management believed that the Subadvisers and their affiliates did not receive tangible ancillary benefits as a result of the Subadvisers' relationships with the subadvised Portfolios, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the equity Portfolios (which would also potentially benefit such Portfolios) and possible limited benefits to certain affiliates of a Subadviser, such as broker-dealers (e.g., an affiliate's execution of portfolio transactions subject to detailed restrictions in SEC rules and board oversight procedures). The board recognized that certain Subadvisers could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Subadvisers to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Subadviser with an established or well-regarded reputation. In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS Global AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to "quintile" placement in Lipper expense group and performance universe categories. With respect to expenses, the first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that 20% of the funds in the Expense Group with the highest fees or expenses, as applicable. With respect to performance, the first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance. Lipper quintile placement information is calculated on a share class basis. References to quintile placement appearing below relate to Class A shares, and the board had information relevant to other share classes (e.g., Class P shares) during its considerations.

UBS PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Delaware Management Company, Wellington Management Company, LLP, Marsico Capital Management, LLC and SSgA Funds Management, Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-year period, in the third quintile for the three- and five-year periods and in

UBS PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

the fourth quintile since inception. Management noted the Portfolio's improving performance relative to its Performance Universe over the short- and intermediate-term periods.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the fourth quintile, however, its total expenses were in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management also noted that within the Supplemental Expense Group that included only subadvised funds, only one other fund in the group had lower total expenses for the period.

UBS PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Pzena Investment Management, LLC, Westwood Management Corp. and Institutional Capital LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the first quintile for the one- and five-year periods and in the second quintile for the three-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile, and its Actual Management Fee and total expenses were in the fourth quintile. Management noted that the Portfolio's Actual Management Fee and total expenses were slightly below the median of the Portfolio's Supplemental Expense Group that consisted of only sub-advised funds.

UBS PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with Copper Rock Capital Partners, LLC, Palisade Capital Management, L.L.C. and Riverbridge Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one- and three-year periods and since inception and in the fourth quintile for the five-year period.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fifth quintile and its Actual Management Fee and total expenses were in the third quintile. Management noted that the Portfolio's Actual Management Fee and total expenses were each below their respective medians, with each ranking in the third quintile. Management also noted that the Portfolio had the lowest Contractual Management Fee and Actual Management Fee as well as the second lowest total expenses when compared to the Portfolio's Supplemental Expense Group that consisted of only sub-advised funds.

UBS PACE Small/Medium Co Value Equity Investments

Background—In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Buckhead Capital Management, LLC, Metropolitan West Capital

UBS PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Management, LLC and Systematic Financial Management, L.P., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one- and three-year periods and in the fifth quintile for the five-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the third quintile and its total expenses were in the second quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

UBS PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fifth quintile for the one- and three-year periods and in the fourth quintile for the 5-year period and since inception. Management noted to the board that although the Portfolio underperformed its peer group it had strong absolute performance over the one-year period and that management expected performance to improve as certain investment styles of the Subadvisers which are out of favor in the current market environment come back into favor.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and its Actual Management Fee were in the fourth quintile and its total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's Contractual Management Fee and total expenses were slightly below the median and its Actual Management Fee was at the median of the Portfolio's Supplemental Expense Group.

UBS PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Gartmore Global Partners and Mondrian Investment Partners Limited, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fifth quintile for the one-year period and since inception, in the third quintile for the three-year period and in the fourth quintile for the five-year period. Management noted to the board that although the Portfolio underperformed its peer group it had strong absolute performance over the one-year period and that they expected performance to improve as certain investment styles of the Subadvisers which are out of favor in the current market environment come back into favor.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were in the second quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

UBS PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

UBS PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Analytic Investors, LLC, Goldman Sachs Asset Management, L.P., First Quadrant L.P. and Wellington Management Company, LLP, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fifth quintile for the one-year period and since inception and in the fourth-quintile for the three-year period. Management discussed with the board its belief that the Lipper peer group classification did not accurately reflect the complex strategies employed by the Portfolio and that the Portfolio's performance is meeting management's expectations given the global markets.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management discussed with the board the heterogeneous nature of the relatively small Lipper Expense Group Universe.

The board noted that management was seeking to increase the sub-advisory fee paid to First Quadrant L.P. due to an increase in the active level of risk in the investment strategy employed by First Quadrant L.P. The board noted that the compensation paid to First Quadrant L.P. is paid by UBS Global AM, not by the Portfolio, and that the increased fee would not result in an increase in fees to the Portfolio's shareholders.

In light of the complex strategies employed by the Portfolio, the board determined that the management fee and the subadvisory fees were reasonable in light of the nature, extent and quality of the services provided to the Portfolio.

UBS PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with ING Clarion Real Estate Securities, LLC and Brookfield Investment Management Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fifth quintile for the one- and three year periods and since inception. Management noted that the majority of the underperformance during the periods was attributable to a prior-subadvisor and that it expects the current Subadvisers to produce attractive risk-adjusted returns for the Portfolio over a full-market cycle in the future.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were in the third quintile, although its Actual Management Fee was in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

UBS PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

UBS PACE Government Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-year period, in the first quintile for the three- and five-year periods and in the second quintile since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fifth quintile and its Actual Management Fee and total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted the relatively small size of the Portfolio's Supplemental Expense Group that consisted of only sub-advised funds. In making its determination, the board recognized that the Portfolio's Actual Management Fee was a significant cause of the Portfolio's higher total expenses relative to its Expense Group; however, in light of the Portfolio's performance versus its peers, the board determined that the management fee and the subadvisory fees were satisfactory. Nonetheless, the board noted that it would continue to monitor the Portfolio's expenses over the next year.

UBS PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with MacKay Shields LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio was in the second quintile for the one-year period and in the first quintile for the three-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the fourth quintile, while its total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's Actual Management Fee was only slightly above the median and total expenses were lower than the median of the Portfolio's Supplemental Expense Group that consisted of only sub-advised funds.

UBS PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with BlackRock Financial Management, Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one-year period and in the third quintile for the three- and five-year periods and in the fifth quintile since inception. Management noted that although the Portfolio outperformed its benchmark it underperformed its Lipper peer group. Management further noted that many of the Portfolio's peers within the Lipper classification have the ability to buy emerging markets debt and high yield

UBS PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

instruments, both of which did well over the period, while the Portfolio is limited to investments in bonds that are investment grade at the time of purchase.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fourth quintile and its Actual Management Fee was in the third quintile and total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that although the Portfolio's total expenses were in the fifth quintile they were only slightly above the median.

UBS PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Standish Mellon Asset Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one-year period and since inception and in the third quintile for the three- and five-year periods. Management noted that the Portfolio only slightly underperformed its benchmark and that it believed that the Portfolio's underperformance in comparison to the Portfolio's peer group was due to the fact that the peer group's investments were of a longer average maturity than the Portfolio's investments, which investments did well over the prior year.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and its total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

UBS PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the first quintile for the one- three- and five-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the third quintile, and its total expenses were in the fifth quintile. Management noted its belief that the Portfolio uses more complex strategies and investments in comparison with many other funds in its Expense Group.

UBS PACE Global Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Rogge Global Partners plc, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one- three- and five-year periods and in the fourth quintile since inception.

UBS PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Management noted that the Portfolio was reclassified by Lipper in September 2009 from a Global Income classification to an International Income classification.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile and its Actual Management Fee and total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

UBS PACE Money Market Investments

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one-year period, in the third quintile for the three-year period and in the second quintile for the five- and ten-year periods and since inception. Management noted that the Portfolio's performance was negatively impacted by several factors, including (i) the Federal Reserve's unprecedented accommodative monetary policy which has forced many funds to waive significant portions of their fees to avoid negative yields and (ii) management's continuing conservative positioning of the UBS money market funds with respect to credit, liquidity and diversification.

Management fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile and its Actual Management Fee and total expenses were in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Conclusion

Based on its review and, in certain instances, management's explanations upon further questioning, the board concluded that each Portfolio's investment performance was satisfactory or acceptable and that each management fee and subadvisory fee was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the applicable Investment Management and Administration Agreement and Subadvisory Agreement or Subadvisory Agreements, respectively.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Subadvisers, the Subadvisory Agreement(s). No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the subadvised Portfolios, the Subadvisory Agreement(s). The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of UBS Global AM or the Subadvisers were present.

Roxbury Capital Management, LLC

At the meeting the board members, including the Independent Trustees, also considered and re-approved the Sub-Advisory Agreement with Roxbury. In preparing for the meeting, the board members had requested and received additional information from UBS Global AM to assist them in their annual contract review

UBS PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

process. The additional information received by the board for the meeting did not in any way change the board's outlook with respect to Roxbury from that established at its meeting on May 12, 2010. In addition, since Roxbury had only assumed investment advisory responsibility with respect to a portion of the Portfolio's assets on May 25, 2010, the current performance of the Portfolio was deemed to be not material to the board's consideration of the approval of the Sub-Advisory Agreement due to the extremely short period during which Roxbury managed a portion of the Portfolio's assets. Given that no new information was presented to the board that would materially alter its determinations from its May 12, 2010 meeting, the board reaffirmed its determinations with respect to Roxbury and the Sub-Advisory Agreement, from its May 12, 2010 meeting. The board noted that the Sub-Advisory Agreement is terminable on 30 days' notice and that it would be prepared to re-evaluate the Portfolio's relationship with Roxbury in the event that additional information is presented to the board prior to its next annual contract reconsideration meeting that would have a material negative impact on any of its prior determinations. In light of the foregoing, the board re-approved the Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to re-approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Sub-Advisory Agreement in a private session with independent legal counsel at which no representatives of UBS Global AM or Roxbury were present.

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg††; 68 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Interested Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Barry M. Mandinach*; 54	Trustee	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM-Americas region"). He has been with UBS Global AM-Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard Q. Armstrong; 75 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).	Mr. Armstrong is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Alan S. Bernikow; 69 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard R. Burt; 63 McLarty Associates 900 17th Street, 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing director to McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of Central Europe & Russia Fund, Inc., European Equity Fund, Inc. and The New Germany Fund, Inc.

Bernard H. Garil; 70 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Heather R. Higgins; 51 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman), and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).	Ms. Higgins is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) UBS Global AM-Americas region. Prior to joining UBS Global AM-Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark E. Carver*; 46	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management-Americas for UBS Global AM-Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM-Americas region (or its affiliates) since 1996. Mr. Carver is president of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Caren Cunningham*; 50	Vice President and Assistant Secretary*	Since 2007	Ms. Cunningham is an executive director and senior associate general counsel of UBS Global AM-Americas region (since 2007). Prior to joining UBS Global AM-Americas region, she was vice president and senior legal manager (distribution) of Pioneer Investment Management Limited (from 2005 to 2006). Prior to that Ms. Cunningham was assistant general counsel of Fidelity Investments (1999-2006). Ms. Cunningham is a vice president and assistant secretary of UBS PACE Select Advisors Trust (consisting of 15 portfolios) and an assistant secretary of 18 other investment companies (consisting of 86 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 44	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM-Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM-Americas region. Prior to joining UBS Global AM-Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 52	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM-Americas region (since 2004). He was deputy general counsel of UBS Global AM-Americas region (from July 2001 to July 2004). He has been secretary of UBS Global AM-Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 1999	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM-Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) and associate general counsel of UBS Global AM-Americas region (since 2005). Prior to joining UBS Global AM-Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 41	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM-Americas region (since 2007). Prior to joining UBS Global AM-Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice President and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM-Americas region. Prior to joining UBS Global AM-Americas region, he was assistant general counsel at JPMorgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 44	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM-Americas region (since 2006). Prior to joining UBS Global AM-Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Robert Sabatino**; 37	Vice President	Since 2001	Mr. Sabatino is a managing director (since March 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2008), and portfolio manager of UBS Global AM-Americas region in the short duration fixed income group (since 2001). From 1995 to 2001 he was a portfolio manager at Merrill Lynch Investment Managers responsible for the management of several retail and institutional money market funds. Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM-Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM-Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Prior to joining UBS Global AM-Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 2000	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM-Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

†  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

††  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

(This page has been left blank intentionally)

(This page has been left blank intentionally)

UBS PACE® Money Market
Investments

Annual Report
July 31, 2010

UBS PACE Money Market Investments

September 14, 2010

Dear Shareholder,

Performance

For the 12 months ended July 31, 2010, the Portfolio returned 0.01%, before the deduction of the maximum UBS PACE program fee. (The Portfolio declined 1.97%, after the deduction of the maximum UBS PACE program fee, for the same 12-month period.) Please remember that the UBS PACE program fee is assessed outside the Portfolio at the UBS PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.12%, and the median return of the Lipper Money Market Funds category was 0.02%. (Returns over various time periods are shown in the "Performance at a glance" table on page 5. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Advisor's comments

Given pockets of weakness in the economy, including continued high unemployment, the Federal Reserve Board (the "Fed") maintained the federal funds rate at a historically low range between 0.00% and 0.25% during the reporting period. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an

UBS PACE Money
Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

UBS PACE Money Market Investments

overnight basis.) This caused the yields of the securities in which the Portfolio invests to remain very low, which, in turn, negatively impacted the Portfolio's yield.

When the reporting period began, the Portfolio's weighted average maturity was 45 days. However, as the reporting period progressed `and the credit markets stabilized, we increased the Portfolio's weighted average maturity, reaching 53 days on January 31, 2010. During the second half of the reporting period, we reduced the Portfolio's weighted average maturity, ending the period at 46 days, in order to minimize pricing volatility and to meet potential redemption requests in light of the effectiveness of the Securities and Exchange Commission's ("SEC") new requirements related to money market funds (see below for details). In addition, it was our expectation that interest rates would rise as the Fed began to take steps—ahead of any moves to increase the fed funds rate—to remove current high levels of liquidity from the market.

At the issuer level, we maintained a greater-than-usual level of diversification over the fiscal year by investing in smaller positions (typically around 5%), with the goal of reducing risk and keeping the Portfolio highly liquid. As the economic environment improved over the period, however, we gradually increased our single issuer exposure, typically purchasing up to 3% in single nongovernment issuers by the end of the reporting period. The Portfolio is generally able to hold up to 5% in any one issuer (subject to certain exceptions).

On a final note, on January 27, 2010, the SEC adopted rule amendments designed to strengthen the regulations governing money market funds. The amendments impose new liquidity, credit quality and maturity limits. They also enhance disclosures by, among other stipulations, requiring the monthly posting of portfolio holdings reports (beginning in October 2010). UBS Global Asset Management (Americas) Inc. ("UBS Global AM") welcomes the SEC's approval of these new requirements. We

2

UBS PACE Money Market Investments

believe that they will fortify the money market sector and are consistent with our long-standing conservative approach to the management of the Portfolio.

As always, we thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President, UBS PACE Select Advisors Trust Managing Director, UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, UBS PACE Money Market Investments Managing Director, UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the 12-months ended July 31, 2010. The views and opinions in this letter were current as of September 14, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice.

Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Portfolio's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

3

UBS PACE Money Market Investments

Illustration of an assumed investment of $10,000 in the Portfolio (unaudited)

The following graph depicts the performance of UBS PACE Money Market Investments versus the Citigroup Three-Month US Treasury Bill Index over the 10 years ended July 31, 2010. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. Past performance is no guarantee of future results. Returns will vary with market conditions. It is important to note that UBS PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

4

UBS PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/10	1 year	5 years	10 years
UBS PACE Money Market Investments before deducting maximum UBS PACE program fee[1]	0.01%	2.58%	2.36%
UBS PACE Money Market Investments after deducting maximum UBS PACE program fee[1]	(1.97)%	0.54%	0.33%
Citigroup Three-Month US Treasury Bill Index[2]	0.12%	2.58%	2.51%
Lipper Money Market Funds median	0.02%	2.52%	2.24%

For UBS PACE Money Market Investments, average annual total returns for periods ended June 30, 2010, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, (1.97)%; 5-year period, 0.59%; 10-year period, 0.39%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2010 was 0.01% (without maximum UBS PACE program fee and after fee waivers and/or expense reimbursements; the yield was (0.51)% before fee waivers and/or expense reimbursements). With the maximum UBS PACE program fee, the 7-day current yield was (1.99)% after fee waivers and/or expense reimbursements; the yield was (2.51)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  The maximum annual UBS PACE program fee is 2% of the value of UBS PACE assets. Prior to June 14, 2010, the maximum annual UBS PACE program fee was 1.5% of the value of UBS PACE assets.

2  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

5

UBS PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2010 to July 31, 2010.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

6

UBS PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)
(concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

		Beginning account value February 1, 2010	Ending account value July 31, 2010	Expenses paid during period[1] 02/01/10 to 07/31/10	Expense ratio during the period
Class P	Actual	$1,000.00	$1,000.00	$1.24	0.25%
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.55	1.25	0.25

1  Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

7

UBS PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/10
Net assets (mm)	$386.2
Number of holdings	84
Weighted average maturity	46 days
Portfolio composition[1]	07/31/10
Commercial paper	40.8%
US government and agency obligations	26.6
Certificates of deposit	18.3
Repurchase agreements	12.5
Short-term corporate obligations	1.8
Other assets less liabilities	0.0[2]
Total	100.0%
Top 10 holdings[1]	07/31/10
Repurchase agreement with Deutsche Bank Securities, 0.200% due 08/02/10	12.3%
Federal Home Loan Bank, 0.170% due 08/03/10	3.9
PepsiCo, Inc., 0.150% due 08/03/10	2.6
Federal Home Loan Bank, 0.120% due 08/25/10	2.6
Nestle Finance International Ltd., 0.220% due 08/23/10	2.6
Falcon Asset Securitization Corp., 0.200% due 08/02/10	1.9
Dexia Credit Local, 0.430% due 08/05/10	1.7
BNP Paribas Finance, 0.280% due 08/16/10	1.6
Variable Funding Capital Corp., 0.270% due 08/20/10	1.6
Federal National Mortgage Association, 0.350% due 04/26/11	1.5
Total	32.3%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2010. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2010.

8

UBS PACE Money Market Investments

Statement of net assets—July 31, 2010

Security description	Face amount	Value
US government and agency obligations—26.65%
Federal Farm Credit Bank
0.500%, due 08/09/10[1]	$5,000,000	$4,999,444
Federal Home Loan Bank
0.170%, due 08/03/10[1]	15,000,000	14,999,858
0.120%, due 08/25/10[1]	10,000,000	9,999,200
0.180%, due 08/25/10[1]	5,000,000	4,999,400
0.500%, due 10/15/10	2,100,000	2,099,972
0.500%, due 10/29/10	4,000,000	4,001,924
0.400%, due 01/04/11	2,000,000	1,999,342
0.250%, due 01/14/11[1]	5,000,000	4,994,236
0.370%, due 02/22/11[1]	2,000,000	1,995,786
0.440%, due 04/19/11[1]	2,000,000	1,993,620
0.500%, due 05/17/11[1]	2,000,000	1,991,972
0.580%, due 05/27/11	2,000,000	2,000,000
Federal Home Loan Mortgage Corp.*
0.250%, due 10/05/10[1]	4,000,000	3,998,194
0.310%, due 11/16/10[1]	2,000,000	1,998,157
0.310%, due 12/07/10[1]	5,000,000	4,994,489
0.330%, due 12/07/10[1]	4,000,000	3,995,307
0.270%, due 01/14/11[1]	4,000,000	3,995,020
0.330%, due 05/02/11[1]	4,000,000	3,989,953
Federal National Mortgage Association*
2.875%, due 10/12/10	1,300,000	1,306,057
0.350%, due 04/26/11[1]	6,000,000	5,984,367
0.410%, due 07/06/11[1]	4,000,000	3,984,557
US Treasury Bills
0.151%, due 08/19/10[1]	5,000,000	4,999,624
0.295%, due 07/28/11[1]	2,000,000	1,994,084
US Treasury Notes
2.000%, due 09/30/10	3,000,000	3,008,720
4.875%, due 04/30/11	2,500,000	2,585,519
Total US government and agency obligations (cost—$102,908,802)		102,908,802

9

UBS PACE Money Market Investments

Statement of net assets—July 31, 2010

Security description	Face amount	Value
Certificates of deposit—18.25%
Banking-non-US—18.25%
Bank of Montreal
0.270%, due 08/11/10	$5,000,000	$5,000,000
Bank of Nova Scotia
0.351%, due 08/17/10[2]	2,750,000	2,749,955
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.380%, due 08/06/10	5,000,000	5,000,000
0.290%, due 08/20/10	3,000,000	3,000,000
Canadian Imperial Bank of Commerce
0.330%, due 08/02/10[2]	3,500,000	3,500,000
Credit Agricole CIB
0.420%, due 09/27/10	3,000,000	3,000,000
Dexia Credit Local
0.430%, due 08/05/10	6,500,000	6,500,000
Dnb NOR ASA
0.500%, due 09/07/10	4,000,000	4,000,000
Lloyds TSB Bank PLC
0.300%, due 08/02/10	5,000,000	5,000,000
Mizuho Corporate Bank Ltd.
0.280%, due 08/23/10	4,000,000	4,000,000
National Australia Bank Ltd.
0.425%, due 08/31/10[2]	3,000,000	3,000,000
National Bank of Canada
0.427%, due 08/03/10[2]	4,000,000	4,000,000
Natixis
0.330%, due 08/02/10[2]	5,000,000	5,000,000
Nordea Bank Finland
0.220%, due 08/30/10	2,000,000	2,000,000
Rabobank Nederland NV
0.200%, due 08/06/10	3,000,000	3,000,000
0.347%, due 08/27/10[2]	3,000,000	3,000,000
Royal Bank of Canada
0.430%, due 08/02/10[2]	2,750,000	2,750,000

10

UBS PACE Money Market Investments

Statement of net assets—July 31, 2010

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Royal Bank of Scotland PLC
0.510%, due 10/20/10	$4,000,000	$4,000,000
Westpac Banking Corp.
0.270%, due 08/02/10[2]	1,000,000	1,000,000
0.280%, due 08/02/10[2]	1,000,000	1,000,000
Total certificates of deposit (cost—$70,499,955)		70,499,955
Commercial paper[1]—40.82%
Asset backed-banking—0.52%
Atlantis One Funding
0.500%, due 09/09/10	2,000,000	1,998,916
Asset backed-miscellaneous—16.28%
Atlantic Asset Securitization LLC
0.280%, due 08/18/10	5,000,000	4,999,339
Barton Capital LLC
0.300%, due 08/11/10	5,000,000	4,999,583
0.290%, due 08/12/10	5,000,000	4,999,557
Bryant Park Funding LLC
0.300%, due 08/10/10	5,000,000	4,999,625
Ciesco LLC
0.270%, due 08/26/10	3,000,000	2,999,438
Fairway Finance Co. LLC
0.270%, due 08/24/10	3,000,000	2,999,482
Falcon Asset Securitization Corp.
0.200%, due 08/02/10	7,500,000	7,499,958
Liberty Street Funding LLC
0.300%, due 08/04/10	5,000,000	4,999,875
Ranger Funding Co. LLC
0.300%, due 08/26/10	4,000,000	3,999,167
Regency Markets No. 1 LLC
0.320%, due 08/16/10	5,000,000	4,999,333
Salisbury Receivables Co. LLC
0.300%, due 08/03/10	4,401,000	4,400,927

11

UBS PACE Money Market Investments

Statement of net assets—July 31, 2010

Security description	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
Thunderbay Funding
0.290%, due 08/16/10	$5,000,000	$4,999,396
Variable Funding Capital Corp.
0.270%, due 08/20/10	5,992,000	5,991,146
		62,886,826
Asset backed-securities—3.10%
Clipper Receivables Co. LLC
0.470%, due 09/21/10	3,000,000	2,998,002
0.370%, due 10/20/10	2,000,000	1,998,356
Grampian Funding LLC
0.570%, due 09/10/10	5,000,000	4,996,833
0.510%, due 10/19/10	2,000,000	1,997,762
		11,990,953
Banking-non-US—2.07%
Credit Suisse First Boston
0.370%, due 08/11/10	5,000,000	4,999,486
Natixis
0.530%, due 11/02/10	2,000,000	1,997,262
Westpac Securitization NZ Ltd.
0.417%, due 08/23/10[2,3]	1,000,000	1,000,000
		7,996,748
Banking-US—7.77%
Bank of America Corp.
0.220%, due 08/09/10	5,000,000	4,999,756
BNP Paribas Finance
0.280%, due 08/16/10	6,000,000	5,999,300
Danske Corp.
0.265%, due 08/18/10	5,000,000	4,999,374
JPMorgan Chase & Co.
0.220%, due 08/05/10	4,000,000	3,999,902
Societe Generale N.A., Inc.
0.220%, due 08/02/10	5,000,000	4,999,969
Toronto-Dominion Holdings USA, Inc.
0.230%, due 08/13/10	5,000,000	4,999,617
		29,997,918

12

UBS PACE Money Market Investments

Statement of net assets—July 31, 2010

Security description	Face amount	Value
Commercial paper[1]—(concluded)
Beverage/bottling—2.59%
PepsiCo, Inc.
0.150%, due 08/03/10	$10,000,000	$9,999,917
Energy-integrated—1.29%
BP Capital Markets PLC
0.530%, due 08/26/10	5,000,000	4,998,160
Finance-captive automotive—1.07%
Toyota Motor Credit Corp.
0.410%, due 10/13/10	4,120,000	4,116,575
Finance-noncaptive diversified—1.04%
General Electric Capital Corp.
0.370%, due 10/13/10	4,000,000	3,996,999
Food/beverage—2.59%
Nestle Finance International Ltd.
0.220%, due 08/23/10	10,000,000	9,998,655
Insurance-life—1.29%
AXA Financial, Inc.
0.320%, due 08/04/10	5,000,000	4,999,867
Technology-software—1.21%
Microsoft Corp.
0.160%, due 08/04/10	4,660,000	4,659,938
Total commercial paper (cost—$157,641,472)		157,641,472
Short-term corporate obligations—1.81%
Banking-non-US—0.26%
Commonwealth Bank of Australia
0.508%, due 10/28/10[2,3]	1,000,000	1,000,000
Supranationals—1.55%
International Bank for Reconstruction & Development
0.340%, due 08/23/10[1]	5,000,000	4,998,961
0.410%, due 11/01/10[1]	1,000,000	998,953
		5,997,914
Total short-term corporate obligations (cost—$6,997,914)		6,997,914

13

UBS PACE Money Market Investments

Statement of net assets—July 31, 2010

Security description	Face amount	Value
Repurchase agreements—12.45%
Repurchase agreement dated 07/30/10 with Deutsche Bank Securities, 0.200% due 08/02/10, collateralized by $9,130,000 Federal Home Loan Bank obligations, 2.500% to 5.500% due 06/03/14 to 07/15/36, $4,865,000 Federal Home Loan Mortgage Corp. obligations, 0.579% due 02/03/12 and $32,716,000 Federal National Mortgage Association obligations, zero coupon to 6.125% due 01/03/11 to 10/13/15; (value—$48,454,779); proceeds: $47,500,792	$47,500,000	$47,500,000
Repurchase agreement dated 07/30/10 with State Street Bank & Trust Co., 0.010% due 08/02/10, collateralized by $573,301 US Treasury Notes, 2.125% to 3.125% due 04/30/15 to 04/30/17; (value—$591,605); proceeds: $580,000	580,000	580,000
Total repurchase agreements (cost—$48,080,000)		48,080,000
Total investments (cost—$386,128,143) which approximates cost for federal income tax purposes—99.98%		386,128,143
Other assets in excess of liabilities—0.02%		89,055
Net assets (applicable to 386,217,453 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$386,217,198

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable rate security. The maturity date reflects earlier of reset dates or stated maturity dates. The interest rate shown is the current rate as of July 31, 2010, and resets periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.52% of net assets as of July 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

14

UBS PACE Money Market Investments

Statement of net assets—July 31, 2010

Affiliated issuer activity

The table below details the Portfolio's activity in an affiliated issuer during the year ended July 31, 2010. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/09	Purchases during the year ended 07/31/10	Sales during the year ended 07/31/10	Value at 07/31/10	Net income earned from affiliate for the year ended 07/31/10
UBS Private Money Market Fund LLC	$9,894,000	$—	$9,894,000	$—	$87

The following is a summary of the fair valuations according to the inputs used as of July 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$102,908,802	$—	$102,908,802
Certificates of deposit	—	70,499,955	—	70,499,955
Commercial paper	—	157,641,472	—	157,641,472
Short-term corporate obligations	—	6,997,914	—	6,997,914
Repurchase agreements	—	48,080,000	—	48,080,000
Total	$—	$386,128,143	$—	$386,128,143

At July 31, 2010, there were no transfers between Level 1 and Level 2.

15

UBS PACE Money Market Investments

Statement of net assets—July 31, 2010

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	74.4%
Canada	4.7
Japan	4.2
Switzerland	3.9
United Kingdom	3.6
France	2.6
Australia	1.8
Belgium	1.7
Netherlands	1.6
Norway	1.0
Finland	0.5
Total	100.0%

Weighted average maturity—46 days

See accompanying notes to financial statements
16

UBS PACE Money Market Investments

Statement of operations

For the year ended July 31, 2010
Investment income:
Interest	$1,222,973
Affiliated securities lending income	87
1,223,060
Expenses:
Transfer agency and related services fees	1,857,526
Investment management and administration fees	1,521,353
Reports and notices to shareholders	226,677
Professional fees	108,660
Custody and accounting fees	58,109
State registration fees	46,895
US Treasury Temporary Guarantee Program Participation fees	29,569
Insurance expense	20,476
Trustees' fees	17,615
Other expenses	13,444
3,900,324
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(2,720,825)
Net expenses	1,179,499
Net investment income	43,561
Net realized loss from investments	(94)
Net increase in net assets resulting from operations	$43,467

Statement of changes in net assets

	Years ended July 31,
	2010	2009
From operations:
Net investment income	$43,561	$5,113,515
Net realized gain (loss)	(94)	43,603
Net increase in net assets resulting from operations	43,467	5,157,118
Dividends and distributions to shareholders from:
Net investment income	(43,561)	(5,113,515)
Net realized gains	(10,489)	(75,184)
Total dividends and distributions to shareholders	(54,050)	(5,188,699)
From beneficial interest transactions:
Net increase (decrease) in net assets from beneficial interest transactions	(143,730,728)	6,747,394
Net increase (decrease) in net assets	(143,741,311)	6,715,813
Net assets:
Beginning of year	529,958,509	523,242,696
End of year	$386,217,198	$529,958,509
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
17

UBS PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended July 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.008	0.033	0.048	0.038
Dividends from net investment income	(0.000)[1]	(0.008)	(0.033)	(0.048)	(0.038)
Distributions from net realized gains	(0.000)[1]	(0.000)[1]	—	—	—
Total dividends and distributions	(0.000)[1]	(0.008)	(0.033)	(0.048)	(0.038)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.81%	3.40%	4.86%	3.89%
Ratios/supplemental data:
Net assets, end of year (000's)	$386,217	$529,959	$523,243	$408,562	$342,573
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.27%	0.59%	0.60%	0.60%	0.60%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.90%	0.89%	0.93%	0.92%	0.99%
Net investment income to average net assets	0.01%	0.78%	3.27%	4.75%	3.89%

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements
18

UBS PACE Money Market Investments

Notes to financial statements

Organization and significant accounting policies

UBS PACE Money Market Investments (the "Portfolio") is a diversified portfolio of UBS PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the UBS PACESM Select Advisors Program and the UBS PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards CodificationTM ("Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial

19

UBS PACE Money Market Investments

Notes to financial statements

statements in conformity with US generally accepted accounting principles ("GAAP"). The Codification supersedes existing and nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Portfolio's financial statements.

The preparation of financial statements in accordance with GAAP requires the Portfolio's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Portfolio's Statement of net assets.

20

UBS PACE Money Market Investments

Notes to financial statements

In January 2010, FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral.

21

UBS PACE Money Market Investments

Notes to financial statements

Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

22

UBS PACE Money Market Investments

Notes to financial statements

Investment management and administration fees and other transactions with affiliates

The Portfolio's Board of Trustees has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2010, the Portfolio is owed $79,116 from UBS Global AM, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding dividend expense, borrowing costs and interest expense, if any) through November 30, 2010 at a level not to exceed 0.60%. The Portfolio will make a payment to UBS Global AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

At July 31, 2010, the Portfolio had fee waivers/expense reimbursements subject to repayment and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2011	Expires July 31, 2012	Expires July 31, 2013
$4,419,019	$1,426,962	$1,729,334	$1,262,723

Additionally, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses.

23

UBS PACE Money Market Investments

Notes to financial statements

For the year ended July 31, 2010, UBS Global AM voluntarily waived and/or reimbursed expenses of $1,458,102 for that purpose.

For the year ended July 31, 2010, UBS Global AM waived fees/reimbursed expenses, in total, of $2,720,825.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended July 31, 2010, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $175,979,194. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (formally PNC Global Investment Servicing (U.S.), Inc.)("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

For the year ended July 31, 2010, UBS Financial Services, Inc. received from BNY Mellon, not the Portfolio, $927,123 of the total

24

UBS PACE Money Market Investments

Notes to financial statements

transfer agency and related services fees paid by the Portfolio to BNY Mellon.

Securities lending

The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolio's lending agent. At July 31, 2010, the Portfolio did not have any securities on loan.

Other liabilities and components of net assets

At July 31, 2010, the Portfolio had the following liabilities outstanding:

Payable for shares of beneficial interest repurchased	$990,975
Payable to custodian	4,628
Dividends payable to shareholders	1,760
Other accrued expenses*	396,526

* Excludes investment management and administration fees.

At July 31, 2010, the components of net assets were as follows:

Accumulated paid in capital	$386,217,292
Accumulated net realized loss	(94)
Net assets	$386,217,198

25

UBS PACE Money Market Investments

Notes to financial statements

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the years ended July 31,
	2010	2009
Shares sold	409,092,964	993,352,180
Shares repurchased	(552,857,220)	(992,040,001)
Dividends reinvested	33,528	5,435,215
Net increase (decrease) in shares outstanding	(143,730,728)	6,747,394

US Treasury Temporary Guarantee Program for Money Market Funds

The Portfolio participated in the US Treasury Department Temporary Guarantee Program for Money Market Funds. The program covered shareholders of participating money market funds as of the close of business on September 19, 2008. The program expired on September 18, 2009. The Portfolio bore the cost of participating in this program, to the extent not offset by UBS Global AM's fee waivers/voluntary expense reimbursements. The Portfolio paid a fee of 0.01% of the value of the Portfolio's outstanding shares on September 19, 2008 (valued at $1.00 per share) for participation in the program for the initial coverage period of September 19, 2008, through December 18, 2008. The program was first extended until April 30, 2009, and the Portfolio paid a fee calculated in the same manner but at the rate of 0.015% for continued participation in the program through that date. The program was then extended a final time, providing coverage through September 18, 2009. In April, the Portfolio paid an additional fee for continued coverage for the period May 1, 2009, through September 18, 2009, calculated in the same manner and at the same 0.015% rate as for the initial extension period.

26

UBS PACE Money Market Investments

Notes to financial statements

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2010 and July 31, 2009 was ordinary income.

At July 31, 2010 the components of accumulated earnings on a tax basis was undistributed ordinary income of $1,760 and accumulated realized capital losses of $94.

At July 31, 2010, the Portfolio had a capital loss carryforward of $94. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains and will expire on July 31, 2018.

As of and during the year ended July 31, 2010, the Portfolio did not have any liabilities for any unrecognized tax positions. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended July 31, 2010, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

27

UBS PACE Money Market Investments

Report of Ernst & Young LLP, independent
registered public accounting firm

The Board of Trustees and Shareholders of
UBS PACE Select Advisors Trust

We have audited the accompanying statement of net assets of UBS PACE Money Market Investments (one of the series comprising UBS PACE Select Advisors Trust) (the "Portfolio") as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

28

UBS PACE Money Market Investments

Report of Ernst & Young LLP, independent
registered public accounting firm (concluded)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS PACE Money Market Investments at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
September 28, 2010

29

UBS PACE Money Market Investments

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, UBS PACE Money Market Investments designates 100% of its "qualified short-term gains" (as defined in Section 871(k)(2)(D)) related to the distribution made in December 2009 as short-term capital gain dividends.

30

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

Background—At a meeting of the board of UBS PACE Select Advisors Trust (the "Trust") on July 14-15, 2010, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of UBS PACE Money Market Investments (the "Portfolio"). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives to the Portfolio. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS Global AM. The board also considered the nature, extent and quality of administrative,

31

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

distribution, and shareholder services performed by UBS Global AM and its affiliates for the Portfolio and the resources devoted to, and the record of compliance with, the Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolio. The board's evaluation of the services provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio's expanded compliance programs. It also was noted that the Investment Management and Administration Agreement under consideration had been approved by shareholders at a special meeting of shareholders held in 2008.

The board had available to it the qualifications, backgrounds and responsibilities of the Portfolio's senior personnel at UBS Global AM and had previously received information regarding the person primarily responsible for the day-to-day portfolio management of the Portfolio and recognized that the Portfolio's senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Portfolio's performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately

32

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

$143 billion in assets under management and was part of the UBS Global Asset Management Division, which had approximately $560 billion of assets under management worldwide as of March 31, 2010. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolio under the Investment Management and Administration Agreement.

Management fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). The board considered that UBS Global AM had entered into an agreement with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of the Portfolio through November 30, 2010 (excluding extraordinary items, dividend expense, borrowing costs and/or interest expense, if any) would not exceed a specified limit. The board also considered that the Portfolio had agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense cap. Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds

33

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the "Expense Group"). The Board also noted that it had received supplemental information relating to net and gross fund yields and fiscal year-end expenses information for UBS money market funds, including the Portfolio, as compared to peers in the respective Expense Group. A discussion of the board's considerations with respect to the Portfolio's fees is set forth below.

In connection with its consideration of the Portfolio's management fees, the board also received information from UBS Global AM with respect to fees paid by institutional or separate accounts, however, in management's view, such fee information was not very relevant to the Portfolio because, among other reasons, separately managed and institutional accounts with a "cash" mandate were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Portfolio is subject and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile and its Actual Management Fee and total expenses were in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. (The first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that 20% of the funds in the Expense Group with the highest fees or expenses, as applicable.)

Portfolio performance—The board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2010 and (b) annualized performance information for each year in the ten-year period

34

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

ended April 30, 2010. The board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio's performance. The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one-year period, in the third quintile for the three-year period and in the second quintile for the five- and ten-year periods and since inception. (The first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance.) Management noted that the Portfolio's performance was negatively impacted by several factors including (i) the Federal Reserve's unprecedented accommodative monetary policy which has forced many funds to waive significant portions of their fees to avoid negative yields and (ii) management's continuing conservative positioning of the UBS money market funds with respect to credit, liquidity and diversification.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Portfolio, as well as information regarding enhancements to UBS Global AM's methodology in determining profitability. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realized economies of scale as the Portfolio's assets grew, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization

35

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. The board also noted that to the extent the Portfolio's assets increase over time, it will realize economies of scale as certain expenses, such as fees for Trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets.

Generally, in light of UBS Global AM's profitability data, the Actual Management Fee and the Contractual Management Fee, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolio was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS Global AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

36

(This page intentionally left blank)

37

UBS PACE Money Market Investments

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg††; 68 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

38

UBS PACE Money Market Investments

Supplemental information (unaudited)

39

UBS PACE Money Market Investments

Supplemental information (unaudited)

Interested Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Barry M. Mandinach*; 54	Trustee	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard Q. Armstrong; 75 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).	Mr. Armstrong is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

40

UBS PACE Money Market Investments

Supplemental information (unaudited)

41

UBS PACE Money Market Investments

Supplemental information (unaudited)

Independent Trustees (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Alan S. Bernikow; 69 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Richard R. Burt; 63 McLarty Associates 900 17th Street, 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing director to McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of Central Europe & Russia Fund, Inc., European Equity Fund, Inc. and The New Germany Fund, Inc.

Bernard H. Garil; 70 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

42

UBS PACE Money Market Investments

Supplemental information (unaudited)

43

UBS PACE Money Market Investments

Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Heather R. Higgins; 51 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman), and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).	Ms. Higgins is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

44

UBS PACE Money Market Investments

Supplemental information (unaudited)

45

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

46

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 46	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

47

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Caren Cunningham*; 50	Vice President and Assistant Secretary*	Since 2007	Ms. Cunningham is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, she was vice president and senior legal manager (distribution) of Pioneer Investment Management Limited (from 2005 to 2006). Prior to that Ms. Cunningham was assistant general counsel of Fidelity Investments (1999-2006). Ms. Cunningham is a vice president and assistant secretary of UBS PACE Select Advisors Trust (consisting of 15 portfolios) and an assistant secretary of 18 other investment companies (consisting of 86 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 44	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

48

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 52	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global AM—Americas region (from July 2001 to July 2004). He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

49

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 1999	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

50

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Steven J. LeMire*; 41	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice President and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JPMorgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

51

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 44	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Robert Sabatino**; 37	Vice President	Since 2001	Mr. Sabatino is a managing director (since March 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2008), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). From 1995 to 2001 he was a portfolio manager at Merrill Lynch Investment Managers responsible for the management of several retail and institutional money market funds. Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

52

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

53

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

54

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 2000	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

†  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

††  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

55

(This page intentionally left blank)

56

Trustees

Richard Q. Armstrong Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

Barry M. Mandinach

Principal Officers

Mark E. Carver President

Mark F. Kemper Vice President and Secretary

Thomas Disbrow Vice President and Treasurer

Robert Sabatino Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© 2010 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)          Audit Fees:

For the fiscal years ended July 31, 2010 and July 31, 2009, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $854,350 and $854,350, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended July 31, 2010 and July 31, 2009, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $40,900 and $60,099, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2010 and 2009 semiannual financial statements and (2) review of the consolidated 2009, 2008 and 2007 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended July 31, 2010 and July 31, 2009, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $293,440 and $276,980, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended July 31, 2010 and July 31, 2009, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)          Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 — with revisions through July 2008)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.               Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund.  In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s).  From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                 Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2010 and July 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2010 and July 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2010 and July 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2010 and July 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2010 and July 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2010 and July 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)            According to E&Y, for the fiscal year ended July 31, 2010, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)         For the fiscal years ended July 31, 2010 and July 31, 2009, the aggregate fees billed by E&Y of $564,340 and $2,376,239, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2010	2009
Covered Services	$334,340	$337,079
Non-Covered Services	230,000	2,039,160

(h)         The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)          Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

(a)            The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)              (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)              (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 11, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 11, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	October 11, 2010